                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act File Number 811-5696

                         RIVERSOURCE GLOBAL SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 10/31

Date of reporting period: 10/31

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
ABSOLUTE RETURN CURRENCY AND INCOME FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2009
(Prospectus also enclosed)

RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH POSITIVE ABSOLUTE
RETURN.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you        (ADVANCED ALPHA(R) STRATEGIES
invest or send money.                                                   ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    4

The Fund's Long-term Performance...    8

Fund Expenses Example..............   10

Portfolio of Investments...........   14

Statement of Assets and
  Liabilities......................   21

Statement of Operations............   22

Statements of Changes in Net
  Assets...........................   23

Financial Highlights...............   25

Notes to Financial Statements......   32

Report of Independent Registered
  Public Accounting Firm...........   47

Federal Income Tax Information.....   49

Board Members and Officers.........   50

Proxy Voting.......................   54




--------------------------------------------------------------------------------
   RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Absolute Return Currency and Income Fund (the Fund) Class A shares gained 0.15% (excluding sales charge) for the 12 months ended Oct. 31, 2009.

> The Fund underperformed its benchmark, the Citigroup 3-month U.S. Treasury
  Bill Index, which rose 0.28% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Oct. 31, 2009)
--------------------------------------------------------------------------------


                                                           SINCE
                                                         INCEPTION
                                        1 YEAR  3 YEARS   06/15/06
------------------------------------------------------------------
RiverSource Absolute Return Currency
  and Income Fund
  Class A (excluding sales charge)      +0.15%   +3.07%    +3.44%
------------------------------------------------------------------
Citigroup 3-month U.S. Treasury Bill
  Index (unmanaged)                     +0.28%   +2.49%    +2.83%
------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting riversource.com/funds or calling 1(800) 221-2450.

The 3.00% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The index does not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCT. 31, 2009
                                                            SINCE
Without sales charge                     1 YEAR  3 YEARS  INCEPTION
Class A (inception 6/15/06)              +0.15%   +3.07%    +3.44%
-------------------------------------------------------------------
Class B (inception 6/15/06)              -0.56%   +2.38%    +2.76%
-------------------------------------------------------------------
Class C (inception 6/15/06)              -0.56%   +2.38%    +2.76%
-------------------------------------------------------------------
Class I (inception 6/15/06)              +0.56%   +3.49%    +3.87%
-------------------------------------------------------------------
Class R4 (inception 6/15/06)             +0.25%   +3.31%    +3.66%
-------------------------------------------------------------------
Class R5 (inception 10/18/07)            +0.56%     N/A     +0.35%
-------------------------------------------------------------------
Class W (inception 12/1/06)              +0.04%     N/A     +2.85%
-------------------------------------------------------------------

With sales charge
Class A (inception 6/15/06)              -2.86%   +2.03%    +2.51%
-------------------------------------------------------------------
Class B (inception 6/15/06)              -5.51%   +1.44%    +1.93%
-------------------------------------------------------------------
Class C (inception 6/15/06)              -1.55%   +2.38%    +2.76%
-------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 3.00%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R4, Class R5 and Class W shares. Class I, Class R4 and Class R5 are available to qualifying institutional investors only. Class W shares are offered through qualifying discretionary accounts.


--------------------------------------------------------------------------------
   RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT  3

MANAGER COMMENTARY -------------------------------------------------------------

Dear Shareholders,

RiverSource Absolute Return Currency and Income Fund (the Fund) Class A shares gained 0.15% (excluding sales charge) for the 12 months ended Oct. 31, 2009. The Fund underperformed its benchmark, the Citigroup 3-month U.S. Treasury Bill Index (Citigroup Index), which rose 0.28% during the same period.


PORTFOLIO BREAKDOWN(1) (at Oct. 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Asset-Backed                                3.8%
------------------------------------------------
Commercial Mortgage-Backed                  1.3%
------------------------------------------------
Consumer Discretionary                      1.4%
------------------------------------------------
FDIC-Insured Debt(2)                        1.7%
------------------------------------------------
Financials                                  2.9%
------------------------------------------------
Foreign Government                          0.8%
------------------------------------------------
Health Care                                 0.6%
------------------------------------------------
Industrials                                 2.7%
------------------------------------------------
Residential Mortgage-Backed                 0.2%
------------------------------------------------
Other(3)                                   84.6%
------------------------------------------------


(1) Portfolio holdings include industry sectors that can be comprised of securities in several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.
(2) Debt guaranteed under the FDIC's Temporary Liquidity Guarantee Program
    (TLGP).
(3) Cash & Cash Equivalents.

QUALITY BREAKDOWN (at Oct. 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

AAA bonds                                   8.7%
------------------------------------------------
AA bonds                                    1.4%
------------------------------------------------
A bonds                                     5.0%
------------------------------------------------
BBB bonds                                   0.3%
------------------------------------------------
Non-investment grade bonds                   --%
------------------------------------------------
A1/P1/F1 short-term securities             84.6%
------------------------------------------------


Bond ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC, (the Investment Manager), rates a security using an internal rating system when Moody's doesn't provide a rating. Ratings for 0.3% of the bond portfolio assets were determined through internal analysis. For short-term securities, A1/P1/F1 represent the rating designation with the highest quality within the Standard and Poor's, Moody's, and Fitch short-term credit ratings scales, respectively.


--------------------------------------------------------------------------------
4  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


SIGNIFICANT PERFORMANCE FACTORS
We use a two-part investment process to seek to achieve the Fund's investment objective. The first component consists of investments in primarily high quality, short-term fixed income securities with minimal interest rate risk. This component seeks to build a base of consistent income. These short-term investments are also designated, as necessary, to cover obligations invested in through the second component of our process, which is based on a proprietary quantitative currency model. The model uses various fundamental and technical factors, including current and historical data, to rank the anticipated value of nine different currencies from developed countries, relative to the U.S. dollar. Based on these rankings, we enter into long forward currency contracts for the three most attractive currencies and enter into short forward currency contracts for the three least attractive currencies, all relative to the U.S. dollar. The Fund experiences profits or losses to the extent the values of the currencies appreciate or depreciate relative to the U.S. dollar.

During the annual period, we were able to generate positive total return from both the Fund's investment in short-term fixed income securities and our proprietary quantitative currency model. While the Fund's returns were modest during the period, we were pleased with the way the Fund's strategy held up during a time of unprecedented market volatility. The Fund's positioning in the Australian dollar, New Zealand dollar, Canadian dollar, Japanese yen and Norwegian krone benefited its results for the 12 months ended Oct. 31, 2009. On the other hand, positioning in the euro, Swiss franc, British pound and Swedish krona detracted from Fund performance.



  The Fund experiences profits or losses to the extent the values of the currencies appreciate or depreciate relative to the U.S. dollar.






--------------------------------------------------------------------------------
   RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------


OUR CURRENT INVESTMENT STRATEGY
We run our quantitative model weekly and reset currency positions as needed, applying the output of this model on a systematic basis. We generally seek neutral exposure to the U.S. dollar, the base currency. In our view, remaining neutral to the U.S. dollar as part of our strategy helps control overall volatility. We also use an externally developed but fully integrated, risk management system to help us monitor and mitigate market risk. We believe the Fund is designed to do well in either rising or falling U.S. dollar environments.

OUR FUTURE STRATEGY
We intend to stay disciplined to our systematic investment strategy. Through the use of our proprietary quantitative model, which determines the Fund's positions in forward foreign currency contracts relative to the U.S. dollar, we will continue to seek an absolute return that is unrelated to general movements in the U.S. dollar and other types of financial assets. Overall, we will continue to seek to generate positive total returns from the income produced by the Fund's investments in short-term debt obligations, plus the gains, or minus the losses, resulting from the fluctuations in the values of various foreign currencies relative to the U.S. dollar.

The Fund does not actually take ownership of foreign currencies or sell actual foreign currencies. Rather, forward currency contracts are used to gain comparable currency exposure. Because the establishment of the Fund's forward foreign currency contracts requires little cash outlay, the Fund's assets will consist primarily of short-term investment grade U.S. dollar-denominated assets (if unrated, securities will be of comparable quality, as determined by the investment manager). Currently, the majority of the underlying portfolio is invested in RiverSource Short-Term Cash Fund in an effort to reduce volatility.



--------------------------------------------------------------------------------
6  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



                   (PHOTO - NICOLAS PIFER, CFA(R))

                   Nicholas Pifer, CFA(R)
                   Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
   RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT  7

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Absolute Return Currency and Income Fund Class A shares (from 06/15/06 to 10/31/09) as compared to the performance of the Citigroup 3-month U.S. Treasury Bill Index. In comparing the Fund's Class A shares to this index, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge 3.00%, while such charges are not reflected in the performance of the index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Oct. 31, 2009
                                                                          SINCE
                                                                        INCEPTION
                                                     1 YEAR   3 YEARS    6/15/06
RIVERSOURCE ABSOLUTE RETURN AND CURRENCY INCOME FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $9,714   $10,622    $10,872
---------------------------------------------------------------------------------
     Average annual total return                     -2.86%    +2.03%     +2.51%
---------------------------------------------------------------------------------
CITIGROUP 3-MONTH U.S. TREASURY BILL INDEX(1)
     Cumulative value of $10,000                    $10,028   $10,766    $10,966
---------------------------------------------------------------------------------
     Average annual total return                     +0.28%    +2.49%     +2.83%
---------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
8  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND LINE GRAPH)


                          RIVERSOURCE ABSOLUTE
                             RETURN CURRENCY
                               AND INCOME          CITIGROUP 3-MONTH
                               FUND CLASS            U.S. TREASURY
                               A (INCLUDES               BILL
                              SALES CHARGE)            INDEX(1)
                          --------------------    ------------------
6/15/06                         $ 9,700                 $10,000
7/06                              9,697                  10,060
10/06                             9,930                  10,186
1/07                             10,226                  10,314
4/07                             10,513                  10,441
7/07                             10,655                  10,569
10/07                            10,918                  10,690
1/08                             10,729                  10,788
4/08                             10,535                  10,848
7/08                             10,631                  10,891
10/08                            10,856                  10,937
1/09                             10,817                  10,952
4/09                             10,719                  10,958
7/09                             10,773                  10,962
10/09                            10,872                  10,966




(1) The Citigroup 3-month U.S. Treasury Bill Index, an unmanaged index, represents the performance of three-month Treasury bills. The index reflects reinvestment of all distributions and changes in market prices.


--------------------------------------------------------------------------------
   RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT  9

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Direct expenses paid during the period" to estimate the expenses you paid on your account during this period. You can also estimate the direct and indirect expenses you paid over the period by using the number in the first line under the heading "Direct and indirect expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.


--------------------------------------------------------------------------------
10  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------


                                                                               DIRECT AND
                                                                  DIRECT        INDIRECT
                                  BEGINNING        ENDING        EXPENSES       EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING    PAID DURING
                                 MAY 1, 2009   OCT. 31, 2009  THE PERIOD(a)  THE PERIOD(b)
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,014.30        $ 7.07         $ 7.12
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.05        $ 7.08         $ 7.13
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,011.30        $10.89         $10.94
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,014.24        $10.91         $10.96
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,011.30        $10.89         $10.94
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,014.24        $10.91         $10.96
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,016.30        $ 5.05         $ 5.11
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.05        $ 5.06         $ 5.11
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,014.30        $ 6.61         $ 6.67
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.50        $ 6.63         $ 6.68
------------------------------------------------------------------------------------------

Class R5
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,017.30        $ 5.36         $ 5.41
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.75        $ 5.37         $ 5.42
------------------------------------------------------------------------------------------

Class W
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,014.30        $ 7.37         $ 7.42
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.75        $ 7.38         $ 7.44
------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
12  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


ANNUALIZED EXPENSE RATIOS

                                    FUND'S     ACQUIRED FUND
                                  ANNUALIZED      FEES AND    NET FUND
                                EXPENSE RATIO     EXPENSES    EXPENSES
----------------------------------------------------------------------
Class A                             1.40%           .01%        1.41%
----------------------------------------------------------------------
Class B                             2.16%           .01%        2.17%
----------------------------------------------------------------------
Class C                             2.16%           .01%        2.17%
----------------------------------------------------------------------
Class I                             1.00%           .01%        1.01%
----------------------------------------------------------------------
Class R4                            1.31%           .01%        1.32%
----------------------------------------------------------------------
Class R5                            1.06%           .01%        1.07%
----------------------------------------------------------------------
Class W                             1.46%           .01%        1.47%
----------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b) Expenses are equal to the annualized expense ratio for each class plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(c) Based on the actual return for the six months ended Oct. 31, 2009: +1.43% for Class A, +1.13% for Class B, +1.13% for Class C, +1.63% for Class I, +1.43% for Class R4, +1.73% for Class R5 and +1.43% for Class W.


--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT  13

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

OCT. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


BONDS (13.6%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
SUPRANATIONAL (0.8%)
Inter-American Development Bank
 Sr Unsecured
 03-16-11                            0.50%           $2,000,000(c,g)       $1,998,670
-------------------------------------------------------------------------------------

ASSET-BACKED (3.8%)
Citibank Credit Card Issuance Trust
 Series 2007-A1 Cl A1
 03-22-12                            0.28             1,000,000(g)            998,602
Countrywide Home Equity Loan Trust
 Series 2005-H Cl 2A (FGIC)
 12-15-35                            0.49               148,793(e,g)           56,457
Keycorp Student Loan Trust
 Series 2003-A Cl 2A2 (MBIA)
 10-25-25                            0.59               272,990(e,g)          268,154
Northstar Education Finance
 Series 2007-1 Cl A2
 01-29-46                            0.30               750,000(g)            748,008
SLM Student Loan Trust
 Series 2005-5 Cl A2
 10-25-21                            0.36               927,177(g)            921,047
SLM Student Loan Trust
 Series 2005-8 Cl A2
 07-25-22                            0.37             1,276,179(g)          1,267,898
SLM Student Loan Trust
 Series 2005-B Cl A1
 12-16-19                            0.34               220,480(g)            216,152
SLM Student Loan Trust
 Series 2006-5 Cl A2
 07-25-17                            0.27                99,401(g)             99,347
SLM Student Loan Trust
 Series 2006-A Cl A1
 03-16-20                            0.32               564,676(g)            556,292
SLM Student Loan Trust
 Series 2006-A Cl A2
 12-15-20                            0.38             2,000,000(g)          1,880,763
SLM Student Loan Trust
 Series 2006-C Cl A2
 09-15-20                            0.35             1,000,000(g)            961,472
SLM Student Loan Trust
 Series 2007-2 Cl A2
 07-25-17                            0.28             1,000,000(g)            988,268
                                                                      ---------------
Total                                                                       8,962,460
-------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (1.3%)(f)
GS Mtge Securities II
 Series 2007-EOP Cl A2
 03-06-20                            0.37             1,200,000(d,g)        1,110,923
GS Mtge Securities II
 Series 2007-EOP Cl A3
 03-06-20                            0.42             1,770,000(d,g)        1,609,025
Morgan Stanley Dean Witter Capital I
 Series 2002-TOP7 Cl A1
 01-15-39                            5.38               421,864               428,016
                                                                      ---------------
Total                                                                       3,147,964
-------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE-BACKED (0.2%)(f)
Deutsche Bank Alternate Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl A3
 02-25-37                            0.33               118,289(g)            110,065
Downey Savings & Loan Assn Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-AR2 Cl 2AB1
 11-19-37                            0.34               203,689(g)            194,046
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-12 Cl 2A11
 01-19-38                            0.34               252,433(g)            240,279
                                                                      ---------------
Total                                                                         544,390
-------------------------------------------------------------------------------------

AUTOMOTIVE (1.0%)
American Honda Finance
 Sr Unsecured
 02-05-10                            0.87             2,500,000(d,g)        2,494,994
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
14  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

BANKING (2.6%)
Bank of New York Mellon
 Sr Unsecured
 02-05-10                            0.87%           $3,000,000(g)         $3,003,198
Royal Bank of Scotland
 Govt Guaranteed
 05-11-12                            1.16             2,000,000(c,d,g)      2,028,636
US Bancorp
 Sr Unsecured
 02-04-10                            0.88             1,250,000(g)          1,251,245
                                                                      ---------------
Total                                                                       6,283,079
-------------------------------------------------------------------------------------

BROKERAGE (--%)
Lehman Brothers Holdings
 Sr Unsecured
 10-22-09                            0.00               640,000(b,g,i)        100,800
-------------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (2.8%)
Caterpillar Financial Services
 Sr Unsecured
 02-08-10                            0.91             2,000,000(g)          2,002,396
John Deere Capital
 Sr Unsecured
 01-18-11                            0.98             4,500,000(g)          4,510,966
                                                                      ---------------
Total                                                                       6,513,362
-------------------------------------------------------------------------------------

HEALTH CARE INSURANCE (0.6%)
UnitedHealth Group
 Sr Unsecured
 06-21-10                            0.47             1,500,000(g)          1,494,455
-------------------------------------------------------------------------------------

LIFE INSURANCE (0.2%)
Pricoa Global Funding I
 Sr Secured
 12-15-09                            0.35               400,000(d,g)          399,430
-------------------------------------------------------------------------------------

RETAILERS (0.3%)
Home Depot
 Sr Unsecured
 12-16-09                            0.42               750,000(g)            749,272
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $33,626,495)                                                       $32,688,876
-------------------------------------------------------------------------------------



FDIC-INSURED DEBT (1.7%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
U.S. AGENCIES
Bank of America
 FDIC Govt Guaranty
 06-22-12                            0.49%           $2,000,000(g)         $2,011,568
General Electric Capital
 FDIC Govt Guaranty
 03-11-11                            0.38             2,000,000(g)          2,004,122
-------------------------------------------------------------------------------------
TOTAL FDIC-INSURED DEBT
(Cost: $4,000,000)                                                         $4,015,690
-------------------------------------------------------------------------------------





MONEY MARKET FUND (84.1%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.25%             201,761,763(h)       $201,761,763
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $201,761,763)                                                     $201,761,763
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $239,388,258)(j)                                                  $238,466,329
=====================================================================================






                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


INVESTMENTS IN DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCT. 31, 2009



                           CURRENCY TO           CURRENCY TO       UNREALIZED     UNREALIZED
EXCHANGE DATE             BE DELIVERED           BE RECEIVED      APPRECIATION   DEPRECIATION
---------------------------------------------------------------------------------------------
Nov. 12, 2009                    38,463,000          57,469,134       $870,908            $--
                     European Monetary Unit         U.S. Dollar
---------------------------------------------------------------------------------------------
Nov. 12, 2009                   234,727,000          33,745,168        638,654             --
                              Swedish Krona         U.S. Dollar
---------------------------------------------------------------------------------------------
Nov. 12, 2009                    23,280,000          22,968,547        275,964             --
                                Swiss Franc         U.S. Dollar
---------------------------------------------------------------------------------------------
Nov. 12, 2009                    56,586,789          62,471,000             --       (425,862)
                                U.S. Dollar   Australian Dollar
---------------------------------------------------------------------------------------------
Nov. 12, 2009                    23,035,496          14,085,000         78,828             --
                                U.S. Dollar       British Pound
---------------------------------------------------------------------------------------------
Nov. 12, 2009                    31,114,057         179,581,000        249,250             --
                                U.S. Dollar     Norwegian Krone
---------------------------------------------------------------------------------------------
Nov. 12, 2009                     2,303,408          12,862,000             --        (57,096)
                                U.S. Dollar     Norwegian Krone
---------------------------------------------------------------------------------------------
Total                                                               $2,113,604      $(482,958)
---------------------------------------------------------------------------------------------



NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Oct. 31, 2009, the value of foreign securities, excluding short-term securities, represented 1.7% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2009, the value of these securities amounted to $7,643,008 or 3.2% of net assets.

(e) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

     FGIC  --   Financial Guaranty Insurance Company
     MBIA  --   MBIA Insurance Corporation




--------------------------------------------------------------------------------
16  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Oct. 31, 2009.

(h) Affiliated Money Market Fund -- See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2009.

(i)  This position is in bankruptcy.

(j) At Oct. 31, 2009, the cost of securities for federal income tax purposes was $239,388,258 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                             $78,855
     Unrealized depreciation                          (1,000,784)
     -----------------------------------------------------------
     Net unrealized depreciation                       $(921,929)
     -----------------------------------------------------------





--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
18  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Oct. 31, 2009:

                                               FAIR VALUE AT OCT. 31, 2009
                             ---------------------------------------------------------------
                                  LEVEL 1          LEVEL 2
                               QUOTED PRICES        OTHER          LEVEL 3
                                 IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                  IDENTICAL ASSETS       INPUTS         INPUTS           TOTAL
--------------------------------------------------------------------------------------------
Bonds
  Foreign Government
    Obligations &
    Agencies                            $--       $1,998,670         $--          $1,998,670
  Asset-Backed Securities                --        8,962,460          --           8,962,460
  Commercial Mortgage-
    Backed Securities                    --        3,147,964          --           3,147,964
  Residential Mortgage-
    Backed Securities                    --          544,390          --             544,390
  Corporate Debt
    Securities                           --       18,035,392          --          18,035,392
--------------------------------------------------------------------------------------------
Total Bonds                              --       32,688,876          --          32,688,876
--------------------------------------------------------------------------------------------
Other
  FDIC-Insured Debt
    Securities                           --        4,015,690          --           4,015,690
  Affiliated Money Market
    Fund                        201,761,763               --          --         201,761,763
--------------------------------------------------------------------------------------------
Total Other                     201,761,763        4,015,690          --         205,777,453
--------------------------------------------------------------------------------------------
Investments in Securities       201,761,763       36,704,566          --         238,466,329
Other Financial
  Instruments(a)                         --        1,630,646          --           1,630,646
--------------------------------------------------------------------------------------------
Total                          $201,761,763      $38,335,212         $--        $240,096,975
--------------------------------------------------------------------------------------------


(a) Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.



--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------




HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
20  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCT. 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers (identified cost $37,626,495)               $ 36,704,566
  Affiliated money market fund (identified cost $201,761,763)       201,761,763
-------------------------------------------------------------------------------
Total investments in securities (identified cost $239,388,258)      238,466,329
Cash                                                                         52
Capital shares receivable                                               383,794
Accrued interest receivable                                              80,933
Receivable for investment securities sold                             2,350,288
Unrealized appreciation on forward foreign currency contracts         2,113,604
-------------------------------------------------------------------------------
Total assets                                                        243,395,000
-------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                1,072,358
Payable for investment securities purchased                           1,925,087
Unrealized depreciation on forward foreign currency contracts           482,958
Accrued investment management services fees                               5,884
Accrued distribution fees                                                 1,654
Accrued transfer agency fees                                                983
Accrued administrative services fees                                        529
Other accrued expenses                                                   87,753
-------------------------------------------------------------------------------
Total liabilities                                                     3,577,206
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $239,817,794
-------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $    241,526
Additional paid-in capital                                          246,451,147
Excess of distributions over net investment income                       (7,797)
Accumulated net realized gain (loss)                                 (7,575,799)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                            708,717
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $239,817,794
-------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $114,237,775           11,504,415                       $9.93(1)
Class B                     $  2,026,053              205,708                       $9.85
Class C                     $  7,609,307              773,530                       $9.84
Class I                     $ 28,925,560            2,899,043                       $9.98
Class R4                    $      9,944                1,000                       $9.94
Class R5                    $      9,397                  942                       $9.98
Class W                     $ 86,999,758            8,768,011                       $9.92
-----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $10.24. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT  21

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED OCT. 31, 2009


INVESTMENT INCOME
Income:
Interest                                                           $  1,071,471
Income distributions from affiliated money market fund                1,996,999
-------------------------------------------------------------------------------
Total income                                                          3,068,470
-------------------------------------------------------------------------------
Expenses:
Investment management services fees                                   4,698,565
Distribution fees
  Class A                                                               416,349
  Class B                                                                35,353
  Class C                                                                98,315
  Class W                                                               530,074
Transfer agency fees
  Class A                                                               205,831
  Class B                                                                 4,604
  Class C                                                                12,557
  Class R4                                                                   10
  Class R5                                                                    4
  Class W                                                               424,059
Administrative services fees                                            417,444
Plan administration services fees -- Class R4                                52
Compensation of board members                                            16,224
Custodian fees                                                           12,360
Printing and postage                                                     66,830
Registration fees                                                        50,490
Professional fees                                                        50,899
Other                                                                     8,680
-------------------------------------------------------------------------------
Total expenses                                                        7,048,700
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                              (13)
  Earnings and bank fee credits on cash balances                           (343)
-------------------------------------------------------------------------------
Total net expenses                                                    7,048,344
-------------------------------------------------------------------------------
Investment income (loss) -- net                                      (3,979,874)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                              (1,667,418)
  Foreign currency transactions                                     (10,155,842)
-------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (11,823,260)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                  9,397,281
-------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                (2,425,979)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ (6,405,853)
-------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
22  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED OCT. 31,                                                         2009           2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $  (3,979,874) $   7,642,623
Net realized gain (loss) on investments                              (11,823,260)     8,195,721
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                   9,397,281     (8,644,591)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       (6,405,853)     7,193,753
-----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                               (3,686)    (1,692,140)
    Class B                                                                   --         (6,719)
    Class C                                                                   --        (44,738)
    Class I                                                              (38,612)    (4,161,402)
    Class R4                                                                  (1)        (1,188)
    Class R5                                                                  (2)          (203)
    Class W                                                                   --     (1,798,725)
  Net realized gain
    Class A                                                           (1,035,644)    (1,516,443)
    Class B                                                              (22,568)          (355)
    Class C                                                              (55,949)       (52,812)
    Class I                                                           (1,077,400)    (4,183,105)
    Class R4                                                                (115)        (1,945)
    Class R5                                                                 (51)          (334)
    Class W                                                           (1,582,466)          (175)
-----------------------------------------------------------------------------------------------
Total distributions                                                   (3,816,494)   (13,460,284)

-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT  23

STATEMENTS OF CHANGES IN NET ASSETS (continued) --------------------------------


YEAR ENDED OCT. 31,                                                         2009           2008
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $  77,249,711  $ 218,648,148
  Class B shares                                                       1,997,878      4,089,168
  Class C shares                                                       4,071,796     10,433,303
  Class I shares                                                      22,509,441    296,949,913
  Class R4 shares                                                         11,804         48,000
  Class W shares                                                      37,138,223    339,484,475
Reinvestment of distributions at net asset value
  Class A shares                                                       1,016,629      3,137,018
  Class B shares                                                          22,416          6,562
  Class C shares                                                          48,467         87,221
  Class I shares                                                       1,115,956      8,343,932
  Class R4 shares                                                             61          2,560
  Class W shares                                                       1,582,439      1,650,890
Conversions from Class B to Class A
  Class A shares                                                         613,986        269,954
  Class B shares                                                        (613,986)      (269,954)
Payments for redemptions
  Class A shares                                                    (138,504,444)   (53,765,268)
  Class B shares                                                      (2,582,407)      (607,820)
  Class C shares                                                      (5,828,137)    (1,255,226)
  Class I shares                                                    (192,632,580)  (219,491,271)
  Class R4 shares                                                        (22,927)       (64,521)
  Class W shares                                                    (251,615,251)   (38,075,600)
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions   (444,420,925)   569,621,484
-----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             (454,643,272)   563,354,953
Net assets at beginning of year                                      694,461,066    131,106,113
-----------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 239,817,794  $ 694,461,066
-----------------------------------------------------------------------------------------------
Undistributed (excess of distributions over) net investment
  income                                                           $      (7,797) $      24,074
-----------------------------------------------------------------------------------------------



Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
24  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                               YEAR ENDED OCT. 31,
CLASS A                                            ------------------------------------------
PER SHARE DATA                                      2009       2008        2007       2006(a)
Net asset value, beginning of period               $9.97      $10.58      $10.09        $9.98
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        (.08)        .15         .41          .12
Net gains (losses) (both realized and
 unrealized)                                         .09(b)     (.22)        .57          .11
---------------------------------------------------------------------------------------------
Total from investment operations                     .01        (.07)        .98          .23
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.00)(c)    (.18)       (.39)        (.12)
Distributions from realized gains                   (.05)       (.36)       (.10)          --
---------------------------------------------------------------------------------------------
Total distributions                                 (.05)       (.54)       (.49)        (.12)
---------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.93       $9.97      $10.58       $10.09
---------------------------------------------------------------------------------------------
TOTAL RETURN                                        .15%       (.57%)      9.96%(d)     2.37%
---------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(e)
Gross expenses prior to expense
 waiver/reimbursement                              1.38%       1.39%       1.36%        1.59%(f)
---------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(g)                           1.38%       1.39%       1.36%        1.37%(f)
---------------------------------------------------------------------------------------------
Net investment income (loss)                       (.83%)      1.50%       3.98%        3.89%(f)
---------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $114        $176          $9          $10
---------------------------------------------------------------------------------------------
Portfolio turnover rate                              16%         39%         36%          12%
---------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT  25

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


                                                               YEAR ENDED OCT. 31,
CLASS B                                            -------------------------------------------
PER SHARE DATA                                      2009        2008        2007       2006(a)
Net asset value, beginning of period                $9.96      $10.58      $10.09        $9.97
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.16)        .04         .34          .09
Net gains (losses) (both realized and
 unrealized)                                          .10(b)     (.18)        .59          .12
----------------------------------------------------------------------------------------------
Total from investment operations                     (.06)       (.14)        .93          .21
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --        (.12)       (.34)        (.09)
Distributions from realized gains                    (.05)       (.36)       (.10)          --
----------------------------------------------------------------------------------------------
Total distributions                                  (.05)       (.48)       (.44)        (.09)
----------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.85       $9.96      $10.58       $10.09
----------------------------------------------------------------------------------------------
TOTAL RETURN                                        (.56%)     (1.35%)      9.38%(d)     2.16%
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(e)
Gross expenses prior to expense
 waiver/reimbursement                               2.14%       2.16%       2.10%        2.38%(f)
----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(g)                            2.14%       2.16%       2.10%        2.16%(f)
----------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.59%)       .38%       3.26%        3.11%(f)
----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $2          $3         $--          $--
----------------------------------------------------------------------------------------------
Portfolio turnover rate                               16%         39%         36%          12%
----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
26  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                                               YEAR ENDED OCT. 31,
CLASS C                                            -------------------------------------------
PER SHARE DATA                                      2009        2008        2007       2006(a)
Net asset value, beginning of period                $9.95      $10.57      $10.09        $9.97
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.16)        .06         .34          .09
Net gains (losses) (both realized and
 unrealized)                                          .10(b)     (.20)        .58          .12
----------------------------------------------------------------------------------------------
Total from investment operations                     (.06)       (.14)        .92          .21
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --        (.12)       (.34)        (.09)
Distributions from realized gains                    (.05)       (.36)       (.10)          --
----------------------------------------------------------------------------------------------
Total distributions                                  (.05)       (.48)       (.44)        (.09)
----------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.84       $9.95      $10.57       $10.09
----------------------------------------------------------------------------------------------
TOTAL RETURN                                        (.56%)     (1.31%)      9.37%(d)     2.16%
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(e)
Gross expenses prior to expense
 waiver/reimbursement                               2.14%       2.15%       2.12%        2.38%(f)
----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(g)                            2.14%       2.15%       2.12%        2.16%(f)
----------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.60%)       .66%       3.42%        3.11%(f)
----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $8          $9         $--          $--
----------------------------------------------------------------------------------------------
Portfolio turnover rate                               16%         39%         36%          12%
----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT  27

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


                                                               YEAR ENDED OCT. 31,
CLASS I                                            ------------------------------------------
PER SHARE DATA                                      2009       2008        2007       2006(a)
Net asset value, beginning of period               $9.98      $10.59      $10.10        $9.98
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        (.04)        .21         .44          .13
Net gains (losses) (both realized and
 unrealized)                                         .10(b)     (.24)        .59          .12
---------------------------------------------------------------------------------------------
Total from investment operations                     .06        (.03)       1.03          .25
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.01)       (.22)       (.44)        (.13)
Distributions from realized gains                   (.05)       (.36)       (.10)          --
---------------------------------------------------------------------------------------------
Total distributions                                 (.06)       (.58)       (.54)        (.13)
---------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.98       $9.98      $10.59       $10.10
---------------------------------------------------------------------------------------------
TOTAL RETURN                                        .56%       (.25%)     10.49%(d)     2.56%
---------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(e)
Gross expenses prior to expense
 waiver/reimbursement                              1.01%       1.03%       1.07%        1.34%(f)
---------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(g)                           1.01%       1.03%       1.07%        1.12%(f)
---------------------------------------------------------------------------------------------
Net investment income (loss)                       (.40%)      2.10%       4.30%        4.37%(f)
---------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $29        $202        $122          $68
---------------------------------------------------------------------------------------------
Portfolio turnover rate                              16%         39%         36%          12%
---------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
28  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                                               YEAR ENDED OCT. 31,
CLASS R4                                           ------------------------------------------
PER SHARE DATA                                      2009       2008        2007       2006(a)
Net asset value, beginning of period               $9.97      $10.58      $10.09        $9.98
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        (.07)        .22         .42          .13
Net gains (losses) (both realized and
 unrealized)                                         .09(b)     (.26)        .59          .11
---------------------------------------------------------------------------------------------
Total from investment operations                     .02        (.04)       1.01          .24
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.00)(c)    (.21)       (.42)        (.13)
Distributions from realized gains                   (.05)       (.36)       (.10)          --
---------------------------------------------------------------------------------------------
Total distributions                                 (.05)       (.57)       (.52)        (.13)
---------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.94       $9.97      $10.58       $10.09
---------------------------------------------------------------------------------------------
TOTAL RETURN                                        .25%       (.26%)     10.27%(d)     2.42%
---------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(e)
Gross expenses prior to expense
 waiver/reimbursement                              1.31%       1.34%       1.36%        1.45%(f)
---------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(g)                           1.25%       1.09%       1.31%        1.23%(f)
---------------------------------------------------------------------------------------------
Net investment income (loss)                       (.69%)      2.27%       4.13%        4.04%(f)
---------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $--         $--         $--          $--
---------------------------------------------------------------------------------------------
Portfolio turnover rate                              16%         39%         36%          12%
---------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT  29

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


                                                         YEAR ENDED OCT. 31,
CLASS R5                                           ------------------------------
PER SHARE DATA                                      2009       2008       2007(h)
Net asset value, beginning of period               $9.98      $10.59       $10.58
---------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        (.05)        .22          .02
Net gains (losses) (both realized and
 unrealized)                                         .10(b)     (.26)         .03
---------------------------------------------------------------------------------
Total from investment operations                     .05        (.04)         .05
---------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.00)(c)    (.21)        (.04)
Distributions from realized gains                   (.05)       (.36)          --
---------------------------------------------------------------------------------
Total distributions                                 (.05)       (.57)        (.04)
---------------------------------------------------------------------------------
Net asset value, end of period                     $9.98       $9.98       $10.59
---------------------------------------------------------------------------------
TOTAL RETURN                                        .56%       (.30%)        .44%(d)
---------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(e)
Total expenses                                     1.06%       1.07%        1.06%(f)
---------------------------------------------------------------------------------
Net investment income (loss)                       (.54%)      2.23%        4.43%(f)
---------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $--         $--          $--
---------------------------------------------------------------------------------
Portfolio turnover rate                              16%         39%          36%
---------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
30  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                                         YEAR ENDED OCT. 31,
CLASS W                                            ------------------------------
PER SHARE DATA                                      2009       2008       2007(i)
Net asset value, beginning of period               $9.97      $10.58       $10.13
---------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                        (.08)        .11          .36
Net gains (losses) (both realized and
 unrealized)                                         .08(b)     (.19)         .55
---------------------------------------------------------------------------------
Total from investment operations                     .00        (.08)         .91
---------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  --        (.17)        (.36)
Distributions from realized gains                   (.05)       (.36)        (.10)
---------------------------------------------------------------------------------
Total distributions                                 (.05)       (.53)        (.46)
---------------------------------------------------------------------------------
Net asset value, end of period                     $9.92       $9.97       $10.58
---------------------------------------------------------------------------------
TOTAL RETURN                                        .04%       (.66%)       9.21%(d)
---------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(e)
Total expenses                                     1.46%       1.50%        1.54%(f)
---------------------------------------------------------------------------------
Net investment income (loss)                       (.86%)      1.09%        3.88%(f)
---------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $87        $304          $--
---------------------------------------------------------------------------------
Portfolio turnover rate                              16%         39%          36%
---------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) For the period from June 15, 2006 (when shares became publicly available) to Oct. 31, 2006.
(b) Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.
(c) Rounds to zero.
(d) During the year ended Oct. 31, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures would have been lower by 0.05%.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(f) Annualized.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) For the period from Oct. 18, 2007 (when shares became publicly available) to Oct. 31, 2007.
(i) For the period from Dec. 1, 2006 (when shares became publicly available) to Oct. 31, 2007.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

RiverSource Absolute Return Currency and Income Fund (the Fund) is a series of RiverSource Global Series, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Fund's Board of Directors (the Board). The Fund invests primarily in short-term debt obligations and forward foreign currency contracts.

The Fund offers Class A, Class B, Class C, Class I, Class R4, Class R5 and Class W shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R4 and Class R5 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors.

- Class W shares are offered without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At Oct. 31, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and affiliated funds-of-funds in the RiverSource Family of Funds owned 100% of Class I shares, and the Investment Manager owned 100% of Class R4 and Class R5 shares

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.


--------------------------------------------------------------------------------
32  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF A NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM )(Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have a material effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after

--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all

--------------------------------------------------------------------------------
34  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or

--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount, if any, reflected in the Statement of Assets and Liabilities.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT OCT. 31, 2009


                            ASSET DERIVATIVES                 LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
Foreign exchange     Unrealized                       Unrealized
  contracts          appreciation on                  depreciation on
                     forward foreign                  forward foreign
                     currency contracts   $2,113,604  currency contracts    $482,958
-------------------------------------------------------------------------------------------
Total                                     $2,113,604                        $482,958
-------------------------------------------------------------------------------------------


EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCT. 31, 2009


    AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
-------------------------------------------------------------------------
                                           FORWARD FOREIGN CURRENCY
RISK EXPOSURE CATEGORY                             CONTRACTS
-------------------------------------------------------------------------
Foreign exchange contracts                       $(10,155,842)
-------------------------------------------------------------------------
Total                                            $(10,155,842)
-------------------------------------------------------------------------




--------------------------------------------------------------------------------
36  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


    CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES
                         RECOGNIZED IN INCOME
----------------------------------------------------------------------
                                                FORWARD FOREIGN
RISK EXPOSURE CATEGORY                        CURRENCY CONTRACTS
----------------------------------------------------------------------
Foreign exchange contracts                        $5,887,538
----------------------------------------------------------------------
TOTAL                                             $5,887,538
----------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY CONTRACTS
The gross notional amount of contracts outstanding was $227.2 million at Oct. 31, 2009. The monthly average gross notional amount for these contracts was $503.4 million for the year ended Oct. 31, 2009. The fair value of these contracts on Oct. 31, 2009 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.89% to 0.70% as the Fund's net assets increase. The management fee for the year ended Oct. 31, 2009 was 0.89% of the Fund's average daily net assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee for the year ended Oct. 31, 2009 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Oct. 31, 2009, other expenses paid to this company were $4,939.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family


--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $20.50 for Class A, $21.50 for Class B and $21.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $158,000 and $36,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.


--------------------------------------------------------------------------------
38  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $107,406 for Class A, $1,406 for Class B and $9,444 for Class C for the year ended Oct. 31, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Oct. 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), were as follows:

Class R4............................................  1.25%


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R4............................................  $13


Under an agreement which was effective until Oct. 31, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), would not exceed the following percentage of the class average daily net assets:

Class R4............................................  1.35%


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS AND BANK FEE CREDITS
During the year ended Oct. 31, 2009, the Fund's custodian and transfer agency fees were reduced by $343 as a result of earnings and bank fee credits from overnight cash balances. Effective Dec. 15, 2008, the Fund pays custodian fees to JPMorgan Chase Bank, N.A. For the period from Nov. 1, 2008 to Dec. 15, 2008, the Fund paid custodian fees amounting to $1,555 to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $8,000,000 and $42,460,480, respectively, for the year ended Oct. 31, 2009. Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED OCT. 31,                            2009        2008*
-------------------------------------------------------------------
CLASS A
Sold                                         7,828,875   21,929,377
Converted from Class B**                        62,397       27,802
Reinvested distributions                       103,312      315,740
Redeemed                                   (14,115,766)  (5,483,597)
-------------------------------------------------------------------
Net increase (decrease)                     (6,121,182)  16,789,322
-------------------------------------------------------------------

CLASS B
Sold                                           202,702      416,595
Reinvested distributions                         2,280          671
Converted to Class A**                         (62,780)     (27,830)
Redeemed                                      (264,660)     (62,270)
-------------------------------------------------------------------
Net increase (decrease)                       (122,458)     327,166
-------------------------------------------------------------------

CLASS C
Sold                                           414,719    1,050,240
Reinvested distributions                         4,936        8,774
Redeemed                                      (597,391)    (128,574)
-------------------------------------------------------------------
Net increase (decrease)                       (177,736)     930,440
-------------------------------------------------------------------

CLASS I
Sold                                         2,280,706   30,071,137
Reinvested distributions                       113,149      837,081
Redeemed                                   (19,747,663) (22,170,858)
-------------------------------------------------------------------
Net increase (decrease)                    (17,353,808)   8,737,360
-------------------------------------------------------------------

CLASS R4
Sold                                             1,202        4,723
Reinvested distributions                             6          256
Redeemed                                        (2,336)      (6,584)
-------------------------------------------------------------------
Net increase (decrease)                         (1,128)      (1,605)
-------------------------------------------------------------------

CLASS W
Sold                                         3,773,483   34,206,023
Reinvested distributions                       160,817      168,788
Redeemed                                   (25,660,216)  (3,881,378)
-------------------------------------------------------------------
Net increase (decrease)                    (21,725,916)  30,493,433
-------------------------------------------------------------------


* Certain line items from the prior year have been renamed to conform to the current year presentation.
** Automatic conversion of Class B shares to Class A shares based on the original purchase date.


--------------------------------------------------------------------------------
40  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $147,152,761 and $527,902,478, respectively, for the year ended Oct. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Oct. 31, 2009, can be found in the Portfolio of Investments.

8. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (A) 1.25% per annum plus (B) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2009.


--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


9. INVESTMENTS IN STRUCTURED INVESTMENT VEHICLES

In 2007 and 2008 structured investment vehicles ("SIVs") generally experienced a significant decrease in liquidity as a result of the reduction in demand for asset-backed commercial paper as well as the lack of liquidity and overall volatility in the markets for the collateral underlying these investment structures. During the year ended Oct. 31, 2009, the Fund closed its only remaining SIV position which was in WhistleJacket Capital LLC (WJC). As of Oct. 31, 2009, the Fund had no SIV positions remaining.

WJC breached a financial covenant on Feb. 11, 2008 relating to the market value of its underlying collateral, resulting in the occurrence of an "enforcement event." This resulted in the appointment of receivers on Feb. 12, 2008. On Feb. 15, 2008, the receivers declared WJC to be insolvent. The Fund's holding in WJC went into default as of its Feb. 25, 2008 maturity date ($3 million). The Fund received a partial payment of $0.7 million from WJC on Oct. 27, 2008, reducing the remaining outstanding principal amount for WJC to $2.3 million. On April 29, 2009, the Fund chose the cash payout option in the restructuring of WJC and received cash proceeds totaling $1.8 million, resulting in a realized loss of $0.5 million on the position which is reflected in the Statement of Operations.

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of distributions over net investment income has been decreased by $3,990,304 and accumulated net realized loss has been increased by $8,758 resulting in a net reclassification adjustment to decrease paid-in capital by $3,981,546.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                           2009         2008
------------------------------------------------------------------
Ordinary income..........................  $1,060,104  $10,023,779
Long-term capital gain...................   2,756,390    3,436,505




--------------------------------------------------------------------------------
42  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


At Oct. 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income....................  $        --
Undistributed accumulated long-term gain.........  $        --
Accumulated realized loss........................  $(5,945,153)
Unrealized appreciation (depreciation)...........  $  (929,726)


For federal income tax purposes, the Fund had a capital loss carry-over of $5,945,153 at Oct. 31, 2009, that if not offset by capital gains will expire in 2017.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

11. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN CURRENCY RISK
The Fund's exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad.

GEOGRAPHIC CONCENTRATION RISK
The Fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the Fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

COUNTERPARTY RISK
The risk that a counterparty to a financial instrument entered into by the Fund or held by special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund will typically enter into financial instrument transactions with counterparties whose credit rating is

--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


investment grade, or, if unrated, determined to be of comparable quality by the Investment Manager.

12. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Dec. 21, 2009, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

13. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was

--------------------------------------------------------------------------------
44  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal

--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
46  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Absolute Return Currency and Income Fund (the Fund) (one of the portfolios constituting the RiverSource Global Series, Inc.) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT  47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------


In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Absolute Return Currency and Income Fund of the RiverSource Global Series, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 21, 2009


--------------------------------------------------------------------------------
48  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................      0.00%
    Dividends Received Deduction for corporations................      0.00%
    U.S. Government Obligations..................................      5.35%
CAPITAL GAIN DISTRIBUTION - the Fund designates $2,756,390 to be taxed as long-term capital gain.


The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT  49

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
50  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT  51

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds (for RiverSource and Threadneedle funds) or seligman.com (for Seligman funds).

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 44                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
52  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Ameriprise Certificate Company and RiverSource Service
New York, NY 10010                               Corporation since 2009; Chief Compliance Officer for
Age 58                                           each of the Seligman funds since 2004; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT  53

PROXY VOTING  ------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
54  RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND -- 2009 ANNUAL REPORT

RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Fund Distributors, Inc., Member
                                FINRA, and managed by RiverSource Investments, LLC.
                                RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C)2009 RiverSource Investments, LLC.                             S-6502 H (12/09)

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
EMERGING MARKETS BOND FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2009
(Prospectus also enclosed)

RIVERSOURCE EMERGING MARKETS BOND FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH HIGH TOTAL RETURN THROUGH
CURRENT INCOME AND, SECONDARILY, THROUGH CAPITAL
APPRECIATION.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   17

Statement of Assets and
  Liabilities......................   26

Statement of Operations............   28

Statements of Changes in Net
  Assets...........................   29

Financial Highlights...............   31

Notes to Financial Statements......   37

Report of Independent Registered
  Public Accounting Firm...........   56

Federal Income Tax Information.....   58

Board Members and Officers.........   59

Proxy Voting.......................   63




--------------------------------------------------------------------------------
                 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Emerging Markets Bond Fund (the Fund) Class A shares gained 54.87%
  (excluding sales charge) for the 12 months ended Oct. 31, 2009.

> The Fund outperformed its benchmark, the J.P. Morgan Emerging Markets Bond
  Index-Global (J.P. Morgan EMBI-Global), which rose 39.64% during the same timeframe.

> The Fund also outperformed the Lipper Emerging Markets Debt Funds Index, representing the Fund's peer group, which advanced 39.55% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Oct. 31, 2009)
--------------------------------------------------------------------------------


                                                            SINCE
                                                          INCEPTION
                                         1 YEAR  3 YEARS   2/16/06
-------------------------------------------------------------------
RiverSource Emerging Markets Bond Fund
  Class A (excluding sales charge)      +54.87%   +6.81%    +6.95%
-------------------------------------------------------------------
J.P. Morgan EMBI-Global (unmanaged)     +39.64%   +6.86%    +7.01%
-------------------------------------------------------------------
Lipper Emerging Markets Debt Funds
  Index                                 +39.55%   +5.08%    +5.65%
-------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting riversource.com/funds or calling 1(800) 221-2450.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCT. 31, 2009
                                                            SINCE
Without sales charge                     1 YEAR  3 YEARS  INCEPTION
Class A (inception 2/16/06)             +54.87%   +6.81%    +6.95%
-------------------------------------------------------------------
Class B (inception 2/16/06)             +53.60%   +5.98%    +6.15%
-------------------------------------------------------------------
Class C (inception 2/16/06)             +53.57%   +5.96%    +6.12%
-------------------------------------------------------------------
Class I (inception 2/16/06)             +55.44%   +7.27%    +7.37%
-------------------------------------------------------------------
Class R4 (inception 2/16/06)            +55.14%   +7.10%    +7.22%
-------------------------------------------------------------------
Class W (inception 12/1/06)             +54.69%     N/A     +6.55%
-------------------------------------------------------------------

With sales charge
Class A (inception 2/16/06)             +47.51%   +5.09%    +5.55%
-------------------------------------------------------------------
Class B (inception 2/16/06)             +48.60%   +5.08%    +5.46%
-------------------------------------------------------------------
Class C (inception 2/16/06)             +52.57%   +5.96%    +6.12%
-------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 4.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R4 and Class W shares. Class I and Class R4 are available to qualifying institutional investors only. Class W shares are offered through qualifying discretionary accounts.


--------------------------------------------------------------------------------
                 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



        DURATION
SHORT    INT.     LONG
                          HIGH
                          MEDIUM   QUALITY
           X              LOW



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO STATISTICS
--------------------------------------------------------------------------------

Weighted average life(1)    11.2 years
--------------------------------------
Effective duration(2)        6.5 years
--------------------------------------
Weighted average bond
  rating(3)                       BBB-
--------------------------------------





(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.
(3) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, generally have more volatile prices and carry more risk to principal and income than investment grade securities.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.


--------------------------------------------------------------------------------
4  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

At October 31, 2009, approximately 41% of the Fund's shares were owned in aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible RiverSource Emerging Markets Bond Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 49, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Emerging Markets Bond Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund's expenses, see the discussions beginning on pages 14 and 45.

Dear Shareholders,

RiverSource Emerging Markets Bond Fund (the Fund) Class A shares gained 54.87% (excluding sales charge) for the 12 months ended Oct. 31, 2009. The Fund outperformed its benchmark, the J.P. Morgan Emerging Markets Bond Index-Global (J.P. Morgan EMBI-Global), which rose 39.64%. The Fund also outperformed the Lipper Emerging Markets Debt Funds Index, representing the Fund's peer group, which advanced 39.55%, during the same period.

COUNTRY BREAKDOWN(1) (at Oct. 31, 2009; % of
portfolio assets)
------------------------------------------------
Argentina                                   2.4%
------------------------------------------------
Brazil                                     10.3%
------------------------------------------------
Cayman Islands                              2.0%
------------------------------------------------
Chile                                       0.5%
------------------------------------------------
Colombia                                    6.1%
------------------------------------------------
Croatia                                     0.4%
------------------------------------------------
Dominican Republic                          0.9%
------------------------------------------------
El Salvador                                 2.2%
------------------------------------------------
Gabon                                       0.4%
------------------------------------------------
Indonesia                                   7.8%
------------------------------------------------
Iraq                                        0.3%
------------------------------------------------
Kazakhstan                                  1.2%
------------------------------------------------
Luxembourg                                  4.6%
------------------------------------------------
Mexico                                      9.4%
------------------------------------------------

Netherlands                                 5.0%
------------------------------------------------



--------------------------------------------------------------------------------
                 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

COUNTRY BREAKDOWN(1) (at Oct. 31, 2009; % of
portfolio assets)
------------------------------------------------
Peru                                        2.6%
------------------------------------------------

Philippine Islands                          3.2%
------------------------------------------------

Qatar                                       1.1%
------------------------------------------------

Russia                                      7.4%
------------------------------------------------

South Korea                                 1.1%
------------------------------------------------

Supra-National                              2.3%
------------------------------------------------

Trinidad and Tobago                         0.8%
------------------------------------------------

Turkey                                      7.4%
------------------------------------------------

Ukraine                                     0.3%
------------------------------------------------

United Arab Emirates                        0.7%
------------------------------------------------

United Kingdom                              0.6%
------------------------------------------------

Uruguay                                     2.7%
------------------------------------------------

Venezuela                                   7.1%
------------------------------------------------

Other(2)                                    9.2%
------------------------------------------------



(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) as of Oct. 31, 2009. The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.

QUALITY BREAKDOWN (at Oct. 31, 2009; % of portfolio assets excluding cash equivalents and equities)
---------------------------------------------------------------------

AA bonds                                    1.2%
------------------------------------------------
A bonds                                     8.2%
------------------------------------------------
BBB bonds                                  38.9%
------------------------------------------------
BB bonds                                   43.5%
------------------------------------------------
B bonds                                     7.1%
------------------------------------------------
Non-investment grade bonds                  0.3%
------------------------------------------------
Non-rated bonds                             0.8%
------------------------------------------------


Bond ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC, (the Investment Manager), rates a security using an internal rating system when Moody's doesn't provide a rating.


--------------------------------------------------------------------------------
6  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

SIGNIFICANT PERFORMANCE FACTORS
Emerging market bonds rebounded robustly from late 2008 weakness during the annual period ended Oct. 31, 2009. At the start of the period, emerging market bonds were struggling, as the fallout from the global financial crisis peaked in intensity in November 2008. Indeed, spreads on emerging market debt (the differential in yields between emerging market bonds and those of comparable-duration Treasuries) reached a high on November 20, 2008. For the next three months, emerging market bond performance was rather range-bound, see-sawing with economic news flow.

Then, in early March, investors began to believe that the worst of the financial crisis was behind us and a modern-day Great Depression had been averted. There was heightened confidence that massive and unprecedented government programs designed to inject liquidity into the financial system and stimulate economic activity were beginning to work. Especially key were extremely accommodative monetary and fiscal policies by the European Union, the U.S., Japan and China. Beginning in mid-2009, anticipation of a better economy transformed into real improvement in economic indicators. Economic output data improved, retail sales showed some life and corporate earnings results began to consistently come in better than expected. The housing market showed some modest recovery and manufacturing output stabilized.

While consumers continued to be burdened by a weak labor market, the combination of improving financial conditions and stability in economic data stemmed the flight to safety and led to a dramatic


  Emerging market bonds rebounded robustly from late 2008 weakness during the annual period ended Oct. 31, 2009.






--------------------------------------------------------------------------------
                 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


increase in investors' appetite for risk. Measures of volatility declined, equity markets surged and demand for riskier fixed income assets soared, investors moved their money to higher yielding assets. Emerging markets led the way in the nascent economic recovery, with emerging Asia at the front edge of economic growth and Latin America not far behind. This leadership role was a new one for the emerging markets. The recovery in commodity prices from their bottom in March 2009 also helped the resource-rich emerging market nations. Together, these factors boosted the performance of emerging market bonds. By the end of October 2009, spreads on emerging market debt had declined dramatically.

Exposure to local currencies contributed to the Fund's performance the most during the annual period, as several emerging market currencies appreciated against the U.S. dollar. Fund positions in bonds denominated in the Brazilian real, Indonesian rupiah and Colombian peso particularly boosted Fund results. Further contributing to the Fund's outperformance was the decline in interest rates in these same three markets -- Brazil, Indonesia and Colombia -- which caused local asset prices to rise. Also, the average yields on these markets' local assets were higher than that of the J.P. Morgan EMBI-Global, thus boosting the Fund's relative results.

Country selection overall helped the Fund's performance as well. Overweight exposure to Indonesia, Colombia, Venezuela and Russia and an underweighted allocation to Turkey was especially beneficial.

There were no major detractors from the Fund's performance during the annual period. Only partially offsetting results was the detracting effect of underweighted allocations to the bonds of Brazil, Mexico and Ecuador, which outpaced the J.P. Morgan EMBI-Global during the annual period.

CHANGES TO THE FUND'S PORTFOLIO
We increased the portfolio's exposure to local emerging market currencies, as these currencies overall strengthened relative to the U.S. dollar during the annual period. We correspondingly reduced the portfolio's exposure to pure corporate bonds, i.e. those not issued by a quasi-sovereign agency. We did not believe that yields available were adequately compensating for the lack of liquidity in emerging market corporate bonds. Within the portfolio's remaining exposure to corporate

--------------------------------------------------------------------------------
8  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

bonds, we sought to focus holdings on commodity-oriented issues, such as those issued by oil and metals & mining companies.

At the end of October 2009, the Fund had its most significant allocations to the bond markets of Colombia, Indonesia, Russia and Peru. Conversely, the Fund had its most modest exposures in the bond markets of Panama, Mexico, the Philippines and Brazil.

OUR FUTURE STRATEGY
Going forward, we believe there continues to be attractive upside potential in emerging market debt, but more moderate than we saw during the most recent annual period, given the strength of the rally and dramatic tightening in spreads seen since March 2009. Increased issuance from emerging market governments and corporations anticipated over the near term may also serve as a brake to the asset class' performance and spread compression trends.

In the near term, we do not anticipate making any major changes in the Fund's strategy or portfolio allocations. Rather, we intend to look for incidents of emerging market local currency weakness as opportunities to add to the Fund's exposure in those currencies.

As always, we continue to monitor several important factors. Among them are the creditworthiness of each country, the strength of its economic policies and the soundness of its fundamentals. Using our top-down investment approach, we intend to continually re-evaluate these factors as we seek to identify individual securities that present attractive value opportunities.


--------------------------------------------------------------------------------
                 RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------


Nicholas Pifer, CFA(R)             James Carlen, CFA(R)
Portfolio Manager                  Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
10  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Emerging Markets Bond Fund Class A shares (from 2/16/06 to 10/31/09) as compared to the performance of the J.P. Morgan Emerging Markets Bond Index-Global and the Lipper Emerging Markets Debt Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Oct. 31, 2009
                                                                          SINCE
                                                                        INCEPTION
                                                     1 YEAR   3 YEARS    2/16/06
RIVERSOURCE EMERGING MARKETS BOND FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $14,751   $11,606    $12,214
---------------------------------------------------------------------------------
     Average annual total return                    +47.51%    +5.09%     +5.55%
---------------------------------------------------------------------------------
J.P. MORGAN EMBI-GLOBAL(1)
     Cumulative value of $10,000                    $13,964   $12,204    $12,853
---------------------------------------------------------------------------------
     Average annual total return                    +39.64%    +6.86%     +7.01%
---------------------------------------------------------------------------------
LIPPER EMERGING MARKETS DEBT FUNDS INDEX(2)
     Cumulative value of $10,000                    $13,955   $11,602    $12,256
---------------------------------------------------------------------------------
     Average annual total return                    +39.55%    +5.08%     +5.65%
---------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
12  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE EMERGING MARKETS BOND FUND LINE GRAPH)


                     RIVERSOURCE EMERGING
                         MARKETS BOND
                          FUND CLASS                                     LIPPER EMERGING
                          A (INCLUDES             J.P. MORGAN             MARKETS DEBT
                         SALES CHARGE)         EMBI-GLOBAL INDEX(1)       FUNDS INDEX(2)
                     --------------------    ------------------------    ---------------
2/16/06                    $ 9,525                   $10,000                $10,000
04/06                        9,446                     9,908                  9,987
07/06                        9,507                    10,022                 10,041
10/06                       10,025                    10,532                 10,564
01/07                       10,259                    10,704                 10,845
04/07                       10,761                    11,089                 11,293
07/07                       10,521                    10,740                 10,938
10/07                       11,021                    11,382                 11,604
01/08                       10,975                    11,507                 11,544
04/08                       10,986                    11,599                 11,570
07/08                       10,801                    11,516                 11,530
10/08                        7,887                     9,205                  8,783
01/09                        8,854                    10,252                  9,153
04/09                        9,859                    11,074                 10,004
07/09                       11,149                    12,005                 11,259
10/09                       12,214                    12,853                 12,256




(1) The J.P. Morgan Emerging Markets Bond Index-Global (J.P. Morgan EMBI-Global), an unmanaged index, is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Emerging Markets Debt Funds Index includes the 10 largest emerging markets debt funds tracked by Lipper Inc. The index's returns include reinvested dividends.


--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 MAY 1, 2009   OCT. 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,238.80       $  7.13(c)      1.27%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.70       $  6.43(c)      1.27%
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,234.30       $ 11.43(c)      2.04%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,014.84       $ 10.30(c)      2.04%
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,233.80       $ 11.37(c)      2.03%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,014.89       $ 10.25(c)      2.03%
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,241.20       $  4.78(c)       .85%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.81       $  4.31(c)       .85%
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,239.30       $  6.46(c)      1.15%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.30       $  5.82(c)      1.15%
------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 MAY 1, 2009   OCT. 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class W
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,238.70       $7.30(c)        1.30%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.55       $6.58(c)        1.30%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2009: +23.88% for Class A, +23.43% for Class B, +23.38% for Class C, +24.12% for Class I, +23.93% for Class R4 and +23.87% for Class W.
(c) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2010, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 1.31% for Class A, 2.08% for Class B, 2.07% for Class C, 0.92% for Class I, 1.22% for Class R4 and 1.37% for Class W. Any amounts waived will not be reimbursed by the Fund. This change was effective Nov. 1, 2009. Had this change been in place for the entire six month period ended Oct. 31, 2009, the actual expenses paid would have been $7.35 for Class A, $11.65 for Class B, $11.59 for Class C, $4.94 for Class I, $6.62 for Class R4 and $7.46 for Class W; the hypothetical expenses paid would have been $6.63 for Class A, $10.50 for Class B, $10.45 for Class C, $4.46 for Class I, $5.97 for Class R4 and $6.73 for Class W.


--------------------------------------------------------------------------------
16  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

OCT. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


BONDS (92.6%)(c)
                                                    COUPON         PRINCIPAL
ISSUER                                               RATE            AMOUNT             VALUE(a)
ARGENTINA (2.5%)
Banco Hipotecario
 Sr Unsecured
 04-27-16                                            9.75%             $975,000(d)      $788,580
Republic of Argentina
 Sr Unsecured
 09-12-13                                            7.00             5,700,000        4,674,000
 12-15-35                                            0.00            12,950,000(g)       971,250
                                                                                     -----------
Total                                                                                  6,433,830
------------------------------------------------------------------------------------------------

BRAZIL (10.5%)
Banco Nacional de Desenvolvimento Economico e Social
 06-10-19                                            6.50             1,300,000(d)     1,373,296
Banco Nacional de Desenvolvimento Economico e Social
 Sr Unsecured
 06-16-18                                            6.37             3,650,000(d)     3,850,750
Bertin Ltda
 Sr Unsecured
 10-05-16                                           10.25               580,000(d)       576,375
Centrais Eletricas Brasileiras
 Sr Unsecured
 07-30-19                                            6.88             1,500,000(d)     1,601,570
CSN Islands XI
 09-21-19                                            6.88             1,000,000(d)       978,020
Federative Republic of Brazil
 01-20-34                                            8.25               600,000          771,000
Federative Republic of Brazil
 (Brazilian Real)
 01-05-16                                           12.50               350,000          224,652
Federative Republic of Brazil
 Sr Unsecured
 01-17-17                                            6.00             1,500,000        1,603,500
 01-15-19                                            5.88             1,800,000        1,903,500
 10-14-19                                            8.88             1,358,000        1,728,055
 01-07-41                                            5.63             1,000,000          952,518
Marfrig Overseas
 11-16-16                                            9.63             1,130,000(d)     1,130,000
Morgan Stanley
 (Brazilian Real) Sr Unsecured
 05-03-17                                           10.09             4,600,000(d)     2,351,866
Nota do Tesouro Nacional
 (Brazilian Real) Series F
 01-01-12                                           10.00               489,500        2,801,007
 01-01-13                                           10.00               706,100        3,923,772
Petrobras Intl Finance
 01-20-20                                            5.75             1,500,000(e)     1,495,500
                                                                                     -----------
Total                                                                                 27,265,381
------------------------------------------------------------------------------------------------

CAYMAN ISLANDS (2.0%)
Peru Enhanced Pass-Thru
 Sr Secured Zero Coupon
 05-31-18                                            4.27             6,887,497(b,d,j) 5,251,716
------------------------------------------------------------------------------------------------

CHILE (0.5%)
Empresa Nacional Del Petroleo
 Sr Unsecured
 07-08-19                                            6.25             1,200,000(d)     1,267,788
------------------------------------------------------------------------------------------------

COLOMBIA (6.2%)
Ecopetrol
 Sr Unsecured
 07-23-19                                            7.63             1,900,000(f)     2,071,000
Empresas Publicas de Medellin
 Sr Unsecured
 07-29-19                                            7.63               900,000(d)       972,266
Republic of Colombia
 09-18-37                                            7.38             4,450,000(f)     4,928,374
 01-18-41                                            6.13             2,600,000        2,395,352
Republic of Colombia
 (Colombian Peso)
 10-22-15                                           12.00         2,693,000,000        1,629,783
 06-28-27                                            9.85         1,000,000,000          559,023
Republic of Colombia
 Sr Unsecured
 03-18-19                                            7.38             2,200,000        2,488,199
 05-21-24                                            8.13               400,000(f)       474,000


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                                    COUPON         PRINCIPAL
ISSUER                                               RATE            AMOUNT             VALUE(a)
COLOMBIA (CONT.)
Santa Fe de Bogota
 (Colombian Peso) Sr Unsecured
 07-26-28                                            9.75%        1,377,000,000(d)      $639,890
                                                                                     -----------
Total                                                                                 16,157,887
------------------------------------------------------------------------------------------------

CROATIA (0.4%)
Republic of Croatia
 11-05-19                                            6.75%            1,000,000(d,e)     989,720
------------------------------------------------------------------------------------------------

DOMINICAN REPUBLIC (0.9%)
Aes Dominicana Energia Finance
 12-13-15                                           11.00             1,050,000(d)     1,018,500
Cerveceria Nacional Dominicana
 03-27-12                                           16.00             1,450,000(d)     1,316,020
                                                                                     -----------
Total                                                                                  2,334,520
------------------------------------------------------------------------------------------------

EL SALVADOR (2.3%)
Republic of El Salvador
 04-10-32                                            8.25             2,050,000(d)     2,091,000
 06-15-35                                            7.65             2,310,000(d)     2,310,000
Republic of El Salvador
 Sr Unsecured
 01-24-23                                            7.75             1,460,000(d)     1,533,000
                                                                                     -----------
Total                                                                                  5,934,000
------------------------------------------------------------------------------------------------

GABON (0.4%)
Republic of Gabonese
 12-12-17                                            8.20             1,000,000(d)     1,031,250
------------------------------------------------------------------------------------------------

INDONESIA (7.9%)
Govt of Indonesia
 (Indonesian Rupiah)
 05-15-16                                           10.75         4,470,000,000          487,813
Govt of Indonesia
 (Indonesian Rupiah) Series FR26
 10-15-14                                           11.00         6,000,000,000          663,075
Govt of Indonesia
 (Indonesian Rupiah) Series FR28
 07-15-17                                           10.00        10,000,000,000        1,046,946
Govt of Indonesia
 (Indonesian Rupiah) Series FR34
 06-15-21                                           12.80         5,800,000,000          701,805
Govt of Indonesia
 (Indonesian Rupiah) Series FR36
 09-15-19                                           11.50        23,500,000,000      $ 2,645,744
Govt of Indonesia
 (Indonesian Rupiah) Series FR43
 07-15-22                                           10.25        29,000,000,000        2,974,497
Perusahaan Penerbit SBSN
 04-23-14                                            8.80             1,900,000(d)     2,151,891
Republic of Indonesia
 Sr Unsecured
 01-17-18                                            6.88             1,820,000(d)     1,920,100
 10-12-35                                            8.50             2,100,000(d)     2,488,500
 02-17-37                                            6.63             1,950,000(d)     1,872,000
 01-17-38                                            7.75             3,300,000(d)     3,564,000
                                                                                     -----------
Total                                                                                 20,516,371
------------------------------------------------------------------------------------------------

IRAQ (0.3%)
Republic of Iraq
 01-15-28                                            5.80             1,100,000(d)       844,250
------------------------------------------------------------------------------------------------

KAZAKHSTAN (1.3%)
KazMunaiGaz Finance
 07-02-18                                            9.13             2,995,000(d)     3,301,618
------------------------------------------------------------------------------------------------

LUXEMBOURG (4.6%)
Gaz Capital
 Secured
 11-22-16                                            6.21             4,350,000(d)     4,154,251
 08-16-37                                            7.29             2,950,000(d)     2,743,500
Gaz Capital
 Sr Nts
 07-31-14                                            8.13             1,000,000(d)     1,067,667
MHP
 Sr Secured
 11-30-11                                           10.25             1,250,000(d)     1,150,000
TNK-BP Finance
 03-20-17                                            6.63               300,000(d)       286,500
 03-13-18                                            7.88             2,625,000(d)     2,638,125
                                                                                     -----------
Total                                                                                 12,040,043
------------------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                                    COUPON         PRINCIPAL
ISSUER                                               RATE            AMOUNT             VALUE(a)

MEXICO (9.5%)
Mexican Fixed Rate Bonds
 (Mexican Peso) Series M-10
 12-17-15                                            8.00%           19,400,000        1,495,479
 12-15-16                                            7.25            33,010,000        2,429,827
 12-14-17                                            7.75            27,100,000        2,026,214
Mexican Fixed Rate Bonds
 (Mexican Peso) Series MI-10
 12-19-13                                            8.00             6,330,000          492,658
Pemex Project Funding Master Trust
 03-01-18                                            5.75             7,450,000        7,375,501
 06-15-35                                            6.63             5,304,000(f)     5,181,552
 06-15-38                                            6.63             2,000,000(f)     1,940,260
Pemex Project Funding Master Trust
 03-15-15                                            4.88             2,000,000(d)     1,988,411
Petroleos Mexicano
 05-03-19                                            8.00             1,600,000        1,836,000
                                                                                     -----------
Total                                                                                 24,765,902
------------------------------------------------------------------------------------------------

NETHERLANDS (5.1%)
Intergas Finance
 05-14-17                                            6.38               300,000(d)       285,203
KazMunaiGaz Finance
 01-23-15                                           11.75             1,800,000(d)     2,137,189
Lukoil Intl Finance
 11-05-19                                            7.25             2,200,000(d,e)   2,180,794
Majapahit Holding
 10-17-16                                            7.75             2,030,000(d)     2,108,764
 06-28-17                                            7.25             1,150,000(d)     1,194,563
 08-07-19                                            8.00             2,100,000(d)     2,142,000
 01-20-20                                            7.75             2,900,000(d,e)   2,875,408
 06-29-37                                            7.88               200,000(d)       206,000
                                                                                     -----------
Total                                                                                 13,129,921
------------------------------------------------------------------------------------------------

PERU (2.6%)
Banco de Credito del Peru
 10-15-22                                            7.17             4,000,000(d)     1,387,208
Republic of Peru
 Sr Unsecured
 03-30-19                                            7.13             1,600,000(f)     1,813,600
 07-21-25                                            7.35               500,000          573,750
 03-14-37                                            6.55             2,900,000(f)     3,016,000
                                                                                     -----------
Total                                                                                  6,790,558
------------------------------------------------------------------------------------------------

PHILIPPINE ISLANDS (3.3%)
Natl Power
 11-02-16                                            6.88               900,000(d)       952,180
Power Sector Assets & Liabilities
 05-27-19                                            7.25             2,750,000(d)     2,949,375
Republic of Philippines
 01-14-31                                            7.75               500,000          563,750
Republic of Philippines
 Sr Unsecured
 06-17-19                                            8.38             1,850,000        2,238,500
 01-20-20                                            6.50             1,100,000        1,167,375
 01-15-32                                            6.38               600,000          585,000
                                                                                     -----------
Total                                                                                  8,456,180
------------------------------------------------------------------------------------------------

QATAR (1.1%)
Qtel Intl Finance
 06-10-19                                            7.88             1,000,000(d)     1,127,921
Ras Laffan Liquefied Natural Gas
 Sr Secured
 09-30-14                                            5.50               800,000(d)       852,463
State of Qatar
 Sr Nts
 04-09-19                                            6.55               800,000(d)       897,222
                                                                                     -----------
Total                                                                                  2,877,606
------------------------------------------------------------------------------------------------

RUSSIA (7.6%)
Gaz Capital
 Sr Secured
 04-11-18                                            8.15               550,000(d)       580,250
Gazstream
 07-22-13                                            5.63               370,208(d,f)     376,686
Russian Federation
 03-31-30                                            7.50             8,919,560(d)     9,972,068
TransCapitalInvest for Transneft
 Secured
 08-07-18                                            8.70             7,780,000(d)     8,713,600
                                                                                     -----------
Total                                                                                 19,642,604
------------------------------------------------------------------------------------------------

SOUTH KOREA (1.1%)
Export-Import Bank of Korea
 Sr Nts
 01-21-14                                            8.13               700,000          808,340
Export-Import Bank of Korea
 Sr Unsecured
 01-14-15                                            5.88             1,650,000        1,733,518


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                                    COUPON         PRINCIPAL
ISSUER                                               RATE            AMOUNT             VALUE(a)
SOUTH KOREA (CONT.)
POSCO
 Sr Unsecured
 03-26-14                                            8.75%              300,000(d)       350,318
                                                                                     -----------
Total                                                                                  2,892,176
------------------------------------------------------------------------------------------------

SUPRA-NATIONAL (2.3%)
Central American Bank
 Sr Nts
 09-24-14                                            5.38             2,000,000(d)     2,050,525
Corp Andina de Fomento
 Sr Unsecured
 06-04-19                                            8.13             3,400,000        4,022,853
                                                                                     -----------
Total                                                                                  6,073,378
------------------------------------------------------------------------------------------------

TRINIDAD AND TOBAGO (0.8%)
Petro Trinidad/Tabago
 Sr Unsecured
 08-14-19                                            9.75             1,800,000(d,f)   2,053,497
------------------------------------------------------------------------------------------------

TURKEY (7.5%)
Republic of Turkey
 03-15-15                                            7.25             1,500,000        1,672,500
 04-03-18                                            6.75             1,550,000        1,654,625
 06-05-20                                            7.00             1,800,000        1,932,750
 03-17-36                                            6.88             5,450,000        5,490,874
 03-05-38                                            7.25               600,000          619,500
Republic of Turkey
 Sr Unsecured
 07-14-17                                            7.50             1,300,000        1,451,125
 03-11-19                                            7.00             2,700,000        2,905,875
 11-07-19                                            7.50             3,375,000        3,754,688
                                                                                     -----------
Total                                                                                 19,481,937
------------------------------------------------------------------------------------------------

UKRAINE (0.3%)
Govt of Ukraine
 06-26-12                                            6.39               850,000(d)       748,000
------------------------------------------------------------------------------------------------

UNITED ARAB EMIRATES (0.8%)
TDIC Finance
 07-02-14                                            6.50             1,800,000(d)     1,953,093
------------------------------------------------------------------------------------------------

UNITED KINGDOM (0.7%)
Vedanta Resources
 Sr Unsecured
 07-18-18                                            9.50             1,700,000(d,f)   1,704,637
------------------------------------------------------------------------------------------------

URUGUAY (2.8%)
Republic of Uruguay
 05-17-17                                            9.25               400,000(f)       495,000
Republic of Uruguay
 Pay-in-kind
 01-15-33                                            7.88               198,500(i)       215,869
Republica Orient Uruguay
 (Uruguay Peso)
 04-05-27                                            4.25            82,561,452(h)     3,868,822
 06-26-37                                            3.70            16,851,015(h)       724,512
Republica Orient Uruguay
 Sr Unsecured
 03-21-36                                            7.63             1,783,939        1,922,194
                                                                                     -----------
Total                                                                                  7,226,397
------------------------------------------------------------------------------------------------

VENEZUELA (7.3%)
Petroleos de Venezuela
 04-12-17                                            5.25            11,100,000        6,504,600
Republic of Venezuela
 02-26-16                                            5.75             6,189,500        4,162,439
 03-31-38                                            7.00             1,800,000          999,000
Republic of Venezuela
 Sr Unsecured
 10-08-14                                            8.50             1,594,000(f)     1,358,885
 05-07-23                                            9.00             8,150,000(f)     5,846,810
                                                                                     -----------
Total                                                                                 18,871,734
------------------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $226,570,795)                                                                $240,035,994
------------------------------------------------------------------------------------------------





MONEY MARKET FUND (9.4%)
ISSUER                                                 SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.25%              24,305,531(k)        $24,305,531
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $24,305,531)                                                       $24,305,531
-------------------------------------------------------------------------------------





See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN (2.8%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                      7,255,355            $7,255,355
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $7,255,355)                                                         $7,255,355
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $258,131,681)(l)                                                  $271,596,880
=====================================================================================



INVESTMENTS IN DERIVATIVES


CREDIT DEFAULT SWAP CONTRACTS OUTSTANDING AT OCT. 31, 2009 --

 BUY PROTECTION



                                                                                            UNAMORTIZED   PERIODIC
                                                                                              PREMIUM     PAYMENTS
                          REFERENCE            EXPIRATION   PAY FIXED   NOTIONAL               (PAID)    RECEIVABLE   UNREALIZED
COUNTERPARTY               ENTITY                 DATE         RATE      AMOUNT     VALUE     RECEIVED    (PAYABLE)  DEPRECIATION
---------------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase   CDX Emerging Markets Index  Dec. 20, 2013     2.65%   $2,000,000  $43,702   $(307,391)   $(19,581)     $(283,270)
  Bank
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                                   $(283,270)
---------------------------------------------------------------------------------------------------------------------------------



CREDIT DEFAULT SWAP CONTRACTS OUTSTANDING AT OCT. 31, 2009 --

 SELL PROTECTION



                                                                                                UNAMORTIZED   PERIODIC
                                                                                                  PREMIUM     PAYMENTS
                         REFERENCE            EXPIRATION   RECEIVE FIXED   NOTIONAL                (PAID)    RECEIVABLE
COUNTERPARTY              ENTITY                 DATE           RATE        AMOUNT      VALUE     RECEIVED    (PAYABLE)
-----------------------------------------------------------------------------------------------------------------------
Merril Lynch    CDX Emerging Markets Index  June 20, 2013       2.65%     $2,000,000  $(37,570)     $--        $19,581
  Intl
-----------------------------------------------------------------------------------------------------------------------
Total
-----------------------------------------------------------------------------------------------------------------------
                 UNREALIZED
COUNTERPARTY    DEPRECIATION
----------------------------
Merril Lynch        $(17,989)
  Intl
----------------------------
Total               $(17,989)
----------------------------



NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted.


--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2009, the value of these securities amounted to $111,041,384 or 42.8% of net assets.

(e) At Oct. 31, 2009, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $7,523,736. See Note 2 to the financial statements.

(f) At Oct. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(g) This is a variable rate security that entitles holders to receive only interest payments. Interest is paid annually. The interest payment is based on the Gross Domestic Product (GDP) level of the previous year for the respective country. To the extent that the previous year's GDP exceeds the 'base case GDP', an interest payment is made equal to 0.012225 of the difference.

(h) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(i) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(j) For zero coupons, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(k) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2009.

(l) At Oct. 31, 2009, the cost of securities for federal income tax purposes was $258,967,680 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $16,811,351
     Unrealized depreciation                          (4,182,151)
     -----------------------------------------------------------
     Net unrealized appreciation                     $12,629,200
     -----------------------------------------------------------




--------------------------------------------------------------------------------
22  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model

--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Oct. 31, 2009:

                                                FAIR VALUE AT OCT. 31, 2009
                             ----------------------------------------------------------------
                                  LEVEL 1           LEVEL 2
                               QUOTED PRICES         OTHER          LEVEL 3
                                 IN ACTIVE        SIGNIFICANT     SIGNIFICANT
                                MARKETS FOR       OBSERVABLE     UNOBSERVABLE
DESCRIPTION                  IDENTICAL ASSETS       INPUTS          INPUTS           TOTAL
---------------------------------------------------------------------------------------------
Bonds
  Foreign Government
    Obligations &
    Agencies                            $--      $178,219,599     $5,251,716     $183,471,315
  Corporate Debt
    Securities                           --        53,861,451      2,703,228       56,564,679
---------------------------------------------------------------------------------------------
Total Bonds                              --       232,081,050      7,954,944      240,035,994
---------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(a)                      24,305,531                --             --       24,305,531
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                          7,255,355                --             --        7,255,355
---------------------------------------------------------------------------------------------
Total Other                      31,560,886                --             --       31,560,886
---------------------------------------------------------------------------------------------
Investments in Securities        31,560,886       232,081,050      7,954,944      271,596,880
Other Financial
  Instruments(b)                         --          (301,259)            --         (301,259)
---------------------------------------------------------------------------------------------
Total                           $31,560,886      $231,779,791     $7,954,944     $271,295,621
---------------------------------------------------------------------------------------------


(a) Money market fund that is a sweep investment for cash balances in the Fund at Oct. 31, 2009.

(b) Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.


--------------------------------------------------------------------------------
24  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                              FOREIGN
                             GOVERNMENT
                            OBLIGATIONS    CORPORATE DEBT    OTHER FINANCIAL
                             & AGENCIES      SECURITIES        INSTRUMENTS         TOTAL
------------------------------------------------------------------------------------------
Balance as of Oct. 31,
  2008                       $3,289,446      $1,065,605          $257,106       $4,612,157
  Accrued
    discounts/premiums          133,002          (3,353)               --          129,649
  Realized gain (loss)           55,485              --                  *          55,485
  Change in unrealized
    appreciation
    (depreciation)**            937,363         250,947          (257,106)         931,204
  Net purchases (sales)       2,361,820       1,390,029                --        3,751,849
  Transfers in and/or
    out of Level 3           (1,525,400)             --                --       (1,525,400)
------------------------------------------------------------------------------------------
Balance as of Oct. 31,
  2009                       $5,251,716      $2,703,228               $--       $7,954,944
------------------------------------------------------------------------------------------


* The realized gain (loss) earned during the period from Nov. 1, 2008 to Oct. 31, 2009 for Other Financial Instruments was $1,196,000.

** Change in unrealized appreciation (depreciation) relating to securities held at Oct. 31, 2009 was $1,957,103.

HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling RiverSource Family of Funds at 1(800) 221-2450.



--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT  25

STATEMENT OF ASSETS AND LIABILITIES  -------------------------------------------
OCT. 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $226,570,795)                    $240,035,994
  Affiliated money market fund (identified cost $24,305,531)                24,305,531
  Investments of cash collateral received for securities on loan
    (identified cost $7,255,355)                                             7,255,355
--------------------------------------------------------------------------------------
Total investments in securities (identified cost $258,131,681)             271,596,880
Foreign currency holdings (identified cost $597)                                   615
Capital shares receivable                                                      580,530
Premiums paid on outstanding credit default swap contracts                     307,391
Dividends and accrued interest receivable                                    3,706,164
Receivable for investment securities sold                                    2,525,178
Cash deposits and collateral held at broker                                     90,000
--------------------------------------------------------------------------------------
Total assets                                                               278,806,758
--------------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash                                                178,794
Capital shares payable                                                       1,178,121
Payable for investment securities purchased                                 10,526,809
Payable upon return of securities loaned                                     7,255,355
Unrealized net depreciation on swap contracts                                  301,259
Accrued investment management services fees                                      5,095
Accrued distribution fees                                                        1,109
Accrued transfer agency fees                                                       811
Accrued administrative services fees                                               567
Other accrued expenses                                                          71,312
--------------------------------------------------------------------------------------
Total liabilities                                                           19,519,232
--------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                        $259,287,526
--------------------------------------------------------------------------------------
REPRESENTED BY
Capital stock -- $.01 par value                                           $    250,609
Additional paid-in capital                                                 263,063,391
Undistributed net investment income                                            781,377
Accumulated net realized gain (loss)                                       (17,988,860)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies        13,181,009
--------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock  $259,287,526
--------------------------------------------------------------------------------------
*Including securities on loan, at value                                   $  6,542,238
--------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
26  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $ 32,726,471            3,161,305                      $10.35(1)
Class B                     $  2,419,853              234,037                      $10.34
Class C                     $    722,068               69,939                      $10.32
Class I                     $106,358,547           10,273,954                      $10.35
Class R4                    $     23,156                2,238                      $10.35
Class W                     $117,037,431           11,319,382                      $10.34
-----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $10.87. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT  27

STATEMENT OF OPERATIONS  -------------------------------------------------------
YEAR ENDED OCT. 31, 2009


INVESTMENT INCOME
Income:
Interest                                                           $ 13,685,994
Income distributions from affiliated money market fund                   67,892
Income from securities lending -- net                                     8,194
  Less foreign taxes withheld                                          (121,733)
-------------------------------------------------------------------------------
Total income                                                         13,640,347
-------------------------------------------------------------------------------
Expenses:
Investment management services fees                                   1,320,292
Distribution fees
  Class A                                                                35,486
  Class B                                                                15,974
  Class C                                                                 3,265
  Class W                                                               254,174
Transfer agency fees
  Class A                                                                32,935
  Class B                                                                 4,308
  Class C                                                                   799
  Class R4                                                                    9
  Class W                                                               203,339
Administrative services fees                                            146,703
Plan administration services fees -- Class R4                                47
Compensation of board members                                             5,566
Custodian fees                                                           23,020
Printing and postage                                                     32,137
Registration fees                                                        37,819
Professional fees                                                        39,317
Other                                                                    11,608
-------------------------------------------------------------------------------
Total expenses                                                        2,166,798
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                          (67,266)
-------------------------------------------------------------------------------
Total net expenses                                                    2,099,532
-------------------------------------------------------------------------------
Investment income (loss) -- net                                      11,540,815
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                             (16,816,251)
  Foreign currency transactions                                         (68,975)
  Swap transactions                                                    (965,355)
-------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (17,850,581)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 83,465,430
-------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                65,614,849
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 77,155,664
-------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS  -------------------------------------------


YEAR ENDED OCT. 31,                                                        2009          2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $ 11,540,815  $ 10,826,078
Net realized gain (loss) on investments                             (17,850,581)   (1,897,585)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 83,465,430   (75,049,499)
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      77,155,664   (66,121,006)
---------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                            (713,409)     (513,077)
    Class B                                                             (70,961)      (77,784)
    Class C                                                             (14,643)      (12,305)
    Class I                                                          (3,796,231)   (6,894,152)
    Class R4                                                             (1,021)       (1,280)
    Class W                                                          (5,505,562)   (2,557,686)
  Net realized gain
    Class A                                                                  --       (47,559)
    Class B                                                                  --       (11,052)
    Class C                                                                  --        (1,687)
    Class I                                                                  --    (1,321,379)
    Class R4                                                                 --          (167)
    Class W                                                                  --      (304,713)
---------------------------------------------------------------------------------------------
Total distributions                                                 (10,101,827)  (11,742,841)
---------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT  29

STATEMENTS OF CHANGES IN NET ASSETS (continued)  -------------------------------

YEAR ENDED OCT. 31,                                                        2009          2008
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $ 29,094,965  $ 11,751,345
  Class B shares                                                      1,423,379     1,305,864
  Class C shares                                                        476,438       219,661
  Class I shares                                                     50,883,356    30,579,666
  Class R4 shares                                                           454         7,982
  Class W shares                                                     37,492,530   146,655,956
Reinvestment of distributions at net asset value
  Class A shares                                                        683,747       534,907
  Class B shares                                                         67,114        77,569
  Class C shares                                                         12,821        11,620
  Class I shares                                                      3,795,741     8,214,784
  Class R4 shares                                                           553           692
  Class W shares                                                      5,505,342     2,862,056
Conversions from Class B to Class A
  Class A shares                                                        305,470       126,592
  Class B shares                                                       (305,470)     (126,592)
Payments for redemptions
  Class A shares                                                    (11,853,498)   (3,149,341)
  Class B shares                                                       (536,960)     (648,167)
  Class C shares                                                        (74,221)     (117,014)
  Class I shares                                                    (37,808,587)  (89,988,110)
  Class R4 shares                                                           (33)       (2,694)
  Class W shares                                                    (67,652,580)  (40,766,868)
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    11,510,561    67,549,908
---------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              78,564,398   (10,313,939)
Net assets at beginning of year                                     180,723,128   191,037,067
---------------------------------------------------------------------------------------------
Net assets at end of year                                          $259,287,526  $180,723,128
---------------------------------------------------------------------------------------------
Undistributed net investment income                                $    781,377  $  2,028,313
---------------------------------------------------------------------------------------------



Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
30  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                YEAR ENDED OCT. 31,
CLASS A                                            --------------------------------------------
PER SHARE DATA                                      2009         2008        2007       2006(a)
Net asset value, beginning of period                $7.05       $10.57      $10.16        $9.98
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .53          .61         .59          .33
Net gains (losses) (both realized and
 unrealized)                                         3.22        (3.43)        .39          .18
-----------------------------------------------------------------------------------------------
Total from investment operations                     3.75        (2.82)        .98          .51
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.45)        (.61)       (.55)        (.33)
Distributions from realized gains                      --         (.09)       (.02)          --
-----------------------------------------------------------------------------------------------
Total distributions                                  (.45)        (.70)       (.57)        (.33)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.35        $7.05      $10.57       $10.16
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                       54.87%      (28.44%)      9.94%        5.25%
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(B)
Gross expenses prior to expense
 waiver/reimbursement                               1.37%        1.41%       1.33%        1.81%(c)
-----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                            1.27%        1.40%       1.33%        1.39%(c)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                        5.85%        6.31%       5.61%        5.20%(c)
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $33          $10          $5          $12
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                               62%          82%         41%          32%
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                YEAR ENDED OCT. 31,
CLASS B                                            --------------------------------------------
PER SHARE DATA                                      2009         2008        2007       2006(a)
Net asset value, beginning of period                $7.05       $10.55      $10.16        $9.97
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .46          .55         .52          .28
Net gains (losses) (both realized and
 unrealized)                                         3.22        (3.42)        .37          .19
-----------------------------------------------------------------------------------------------
Total from investment operations                     3.68        (2.87)        .89          .47
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.39)        (.54)       (.48)        (.28)
Distributions from realized gains                      --         (.09)       (.02)          --
-----------------------------------------------------------------------------------------------
Total distributions                                  (.39)        (.63)       (.50)        (.28)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.34        $7.05      $10.55       $10.16
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                       53.60%      (28.85%)      8.94%        4.80%
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(B)
Gross expenses prior to expense
 waiver/reimbursement                               2.15%        2.19%       2.13%        2.62%(c)
-----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                            2.04%        2.17%       2.13%        2.20%(c)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                        5.28%        5.61%       4.90%        4.51%(c)
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $2           $1          $1           $1
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                               62%          82%         41%          32%
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
32  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                YEAR ENDED OCT. 31,
CLASS C                                            --------------------------------------------
PER SHARE DATA                                      2009         2008        2007       2006(a)
Net asset value, beginning of period                $7.04       $10.54      $10.15        $9.97
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .45          .55         .53          .28
Net gains (losses) (both realized and
 unrealized)                                         3.22        (3.42)        .36          .18
-----------------------------------------------------------------------------------------------
Total from investment operations                     3.67        (2.87)        .89          .46
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.39)        (.54)       (.48)        (.28)
Distributions from realized gains                      --         (.09)       (.02)          --
-----------------------------------------------------------------------------------------------
Total distributions                                  (.39)        (.63)       (.50)        (.28)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.32        $7.04      $10.54       $10.15
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                       53.57%      (28.88%)      8.94%        4.75%
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(B)
Gross expenses prior to expense
 waiver/reimbursement                               2.13%        2.18%       2.13%        2.61%(c)
-----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                            2.03%        2.16%       2.13%        2.19%(c)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                        5.06%        5.64%       5.00%        4.46%(c)
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $1          $--         $--          $--
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                               62%          82%         41%          32%
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                YEAR ENDED OCT. 31,
CLASS I                                            --------------------------------------------
PER SHARE DATA                                      2009         2008        2007       2006(a)
Net asset value, beginning of period                $7.05       $10.57      $10.16        $9.98
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .57          .69         .65          .35
Net gains (losses) (both realized and
 unrealized)                                         3.22        (3.46)        .38          .17
-----------------------------------------------------------------------------------------------
Total from investment operations                     3.79        (2.77)       1.03          .52
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.49)        (.66)       (.60)        (.34)
Distributions from realized gains                      --         (.09)       (.02)          --
-----------------------------------------------------------------------------------------------
Total distributions                                  (.49)        (.75)       (.62)        (.34)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.35        $7.05      $10.57       $10.16
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                       55.52%      (28.08%)     10.38%        5.44%
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(B)
Gross expenses prior to expense
 waiver/reimbursement                                .88%         .91%        .93%        1.52%(c)
-----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                             .85%         .91%        .93%        1.10%(c)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                        6.59%        6.89%       6.14%        5.70%(c)
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $106          $65        $147          $47
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                               62%          82%         41%          32%
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
34  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                YEAR ENDED OCT. 31,
CLASS R4                                           --------------------------------------------
PER SHARE DATA                                      2009         2008        2007       2006(a)
Net asset value, beginning of period                $7.05       $10.56      $10.16        $9.98
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .54          .67         .60          .34
Net gains (losses) (both realized and
 unrealized)                                         3.23        (3.43)        .39          .18
-----------------------------------------------------------------------------------------------
Total from investment operations                     3.77        (2.76)        .99          .52
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.47)        (.66)       (.57)        (.34)
Distributions from realized gains                      --         (.09)       (.02)          --
-----------------------------------------------------------------------------------------------
Total distributions                                  (.47)        (.75)       (.59)        (.34)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.35        $7.05      $10.56       $10.16
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                       55.14%      (27.98%)      9.97%        5.36%
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(B)
Gross expenses prior to expense
 waiver/reimbursement                               1.18%        1.22%       1.24%        1.67%(c)
-----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                            1.11%         .97%       1.24%        1.25%(c)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                        6.31%        6.82%       5.75%        5.37%(c)
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--         $--          $--
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                               62%          82%         41%          32%
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT  35

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                          YEAR ENDED OCT. 31,
CLASS W                                            --------------------------------
PER SHARE DATA                                      2009         2008       2007(e)
Net asset value, beginning of period                $7.05       $10.55       $10.24
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .53          .56          .57
Net gains (losses) (both realized and
 unrealized)                                         3.21        (3.36)         .28
-----------------------------------------------------------------------------------
Total from investment operations                     3.74        (2.80)         .85
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.45)        (.61)        (.52)
Distributions from realized gains                      --         (.09)        (.02)
-----------------------------------------------------------------------------------
Total distributions                                  (.45)        (.70)        (.54)
-----------------------------------------------------------------------------------
Net asset value, end of period                     $10.34        $7.05       $10.55
-----------------------------------------------------------------------------------
TOTAL RETURN                                       54.69%      (28.29%)       8.49%
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(B)
Gross expenses prior to expense
 waiver/reimbursement                               1.33%        1.35%        1.33%(c)
-----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                            1.30%        1.35%        1.33%(c)
-----------------------------------------------------------------------------------
Net investment income (loss)                        6.18%        6.08%        5.86%(c)
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $117         $104          $38
-----------------------------------------------------------------------------------
Portfolio turnover rate                               62%          82%          41%
-----------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.
(b) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) Annualized.
(d) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(e) For the period from Dec. 1, 2006 (when shares became publicly available) to Oct. 31, 2007.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
36  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS  -------------------------------------------------

1. ORGANIZATION

RiverSource Emerging Markets Bond Fund (the Fund) is a series of RiverSource Global Series, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a non-diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Fund's Board of Directors (the Board). The Fund invests primarily in fixed income securities of emerging market issuers.

The Fund offers Class A, Class B, Class C, Class I, Class R4 and Class W shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors.

- Class W shares are offered without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At Oct. 31, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and affiliated funds-of-funds in the RiverSource Family of Funds owned 100% of Class I shares. At Oct. 31, 2009, the Investment Manager and affiliated funds-of-funds in the RiverSource Family of Funds owned approximately 41% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.


--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have a material effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on

--------------------------------------------------------------------------------
38  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. Swap transactions are valued through an authorized pricing service, broker, or an internal model.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2009, foreign currency holdings consisted of Brazilian real and Mexican pesos.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-

--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

commitments. At Oct. 31, 2009, the Fund had outstanding when-issued securities of $7,523,736.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income, if any, is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to

--------------------------------------------------------------------------------
40  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount, if any, reflected in the Statement of Assets and Liabilities. At Oct. 31, 2009, the Fund had no outstanding forward foreign currency contracts.

CREDIT DEFAULT SWAP TRANSACTIONS

The Fund may enter into credit default swap transactions to increase or decrease its credit exposure to an issuer of debt securities, a specific debt security, or an index of issuers or debt securities. Additionally, credit default swaps may be used to hedge the Fund's exposure on a debt security that it owns or in lieu of selling such debt security.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If the credit event specified in the contract occurs, the Fund will be required to deliver either the reference obligation or an equivalent cash amount to the protection seller and in exchange, the Fund will receive the notional amount from the seller. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain
(loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount.

--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If the credit event specified in the contract occurs, the Fund will receive the reference obligation or an equivalent cash amount in exchange for the payment of the notional amount to the protection buyer. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Fund is the seller of protection are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Fund is the seller of protection are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded. Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap

--------------------------------------------------------------------------------
42  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



transactions only with counterparties that meet certain standards of creditworthiness.

INTEREST RATE SWAP TRANSACTIONS
The Fund may enter into interest rate swap transactions to produce incremental earnings, or to gain exposure to or protect itself from market rate changes, or to synthetically add or subtract principal exposure to a market. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the "effective date"). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. At Oct. 31, 2009, the Fund had no outstanding interest rate swap contracts.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and

--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT OCT. 31, 2009


                            ASSET DERIVATIVES                 LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
Credit contracts     Premium paid on
                     outstanding credit
                     default swap
                     contracts             $ 307,391
-------------------------------------------------------------------------------------------
                     Unrealized net                   Unrealized net
                     depreciation on                  depreciation on
                     swap transactions      (283,270) swap transactions      $17,989
-------------------------------------------------------------------------------------------
Total                                      $  24,121                         $17,989
-------------------------------------------------------------------------------------------


EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCT. 31, 2009


AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
-----------------------------------------------------------------------
                                     FORWARD
                                     FOREIGN
                                     CURRENCY
RISK EXPOSURE CATEGORY              CONTRACTS     SWAPS        TOTAL
-----------------------------------------------------------------------------
Credit contracts                     $    --   $(2,161,355) $(2,161,355)
-----------------------------------------------------------------------------
Foreign exchange contracts            46,893            --  $    46,893
-----------------------------------------------------------------------------
Interest rate contracts                   --     1,196,000  $ 1,196,000
-----------------------------------------------------------------------------
Total                                $46,893   $  (965,355) $  (918,462)
-----------------------------------------------------------------------------




    CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES
                         RECOGNIZED IN INCOME
----------------------------------------------------------------------
                                      FORWARD
                                      FOREIGN
                                      CURRENCY
RISK EXPOSURE CATEGORY               CONTRACTS     SWAPS       TOTAL
----------------------------------------------------------------------------
Credit contracts                        $--     $1,701,297  $1,701,297
----------------------------------------------------------------------------
Foreign exchange contracts               --             --  $       --
----------------------------------------------------------------------------
Interest rate contracts                  --       (257,106) $ (257,106)
----------------------------------------------------------------------------
Total                                   $--     $1,444,191  $1,444,191
----------------------------------------------------------------------------




--------------------------------------------------------------------------------
44  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY CONTRACTS
At Oct. 31, 2009, the Fund had no outstanding forward foreign currency contracts. The monthly average gross notional amount for these contracts was $100,000 for the year ended Oct. 31, 2009.

SWAPS
The gross notional amount of contracts outstanding was $4.0 million at Oct. 31, 2009. The monthly average gross notional amount for these contracts was $12.4 million for the year ended Oct. 31, 2009. The fair value of such contracts on Oct. 31, 2009 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.72% to 0.52% as the Fund's net assets increase. The management fee for the year ended Oct. 31, 2009 was 0.72% of the Fund's average daily net assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee for the year ended Oct. 31, 2009 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Oct. 31, 2009, other expenses paid to this company were $1,141.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family


--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $20.50 for Class A, $21.50 for Class B and $21.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $81,000 and $44,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.


--------------------------------------------------------------------------------
46  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $69,829 for Class A and $941 for Class B for the year ended Oct. 31, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Oct. 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), were as follows:

Class A.............................................  1.27%
Class B.............................................  2.04
Class C.............................................  2.03
Class I.............................................  0.85
Class R4............................................  1.11
Class W.............................................  1.30


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A...........................................  $8,786
Class B...........................................   1,267
Class C...........................................     210


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R4.............................................   $7


The management fees waived/reimbursed at the Fund level were $56,996.

Under an agreement which was effective until Oct. 31, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), would not exceed the following percentage of the class' average daily net assets:

Class A.............................................  1.27%
Class B.............................................  2.04
Class C.............................................  2.03
Class I.............................................  0.85
Class R4............................................  1.15
Class W.............................................  1.30


Effective Nov. 1, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Dec. 31, 2010, unless sooner terminated at the discretion of the Board, such that net expenses

--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

(excluding fees and expenses of acquired funds*), will not exceed the following percentage of the class' average daily net assets:

Class A.............................................  1.31%
Class B.............................................  2.08
Class C.............................................  2.07
Class I.............................................  0.92
Class R4............................................  1.22
Class W.............................................  1.37


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

CUSTODIAN FEES
Effective Dec. 15, 2008, the Fund pays custodian fees to JPMorgan Chase Bank, N.A. For the period from Nov. 1, 2008 to Dec. 15, 2008, the Fund paid custodian fees amounting to $2,446 to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $131,951,002 and $103,069,180, respectively, for the year ended Oct. 31, 2009. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED OCT. 31,                            2009        2008*
------------------------------------------------------------------
CLASS A
Sold                                         3,173,284   1,193,673
Converted from Class B**                        31,953      13,064
Reinvested distributions                        76,058      54,556
Redeemed                                    (1,490,957)   (332,734)
------------------------------------------------------------------
Net increase (decrease)                      1,790,338     928,559

------------------------------------------------------------------


--------------------------------------------------------------------------------
48  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


YEAR ENDED OCT. 31,                            2009        2008*
------------------------------------------------------------------
CLASS B
Sold                                           153,167     131,117
Reinvested distributions                         7,818       7,815
Converted to Class A**                         (31,986)    (13,091)
Redeemed                                       (62,140)    (67,333)
------------------------------------------------------------------
Net increase (decrease)                         66,859      58,508
------------------------------------------------------------------

CLASS C
Sold                                            49,606      21,942
Reinvested distributions                         1,458       1,173
Redeemed                                        (8,248)    (12,061)
------------------------------------------------------------------
Net increase (decrease)                         42,816      11,054
------------------------------------------------------------------

CLASS I
Sold                                         5,204,021   3,444,578
Reinvested distributions                       449,432     822,959
Redeemed                                    (4,633,781) (8,936,995)
------------------------------------------------------------------
Net increase (decrease)                      1,019,672  (4,669,458)
------------------------------------------------------------------

CLASS R4
Sold                                                55         781
Reinvested distributions                            65          70
Redeemed                                            (4)       (264)
------------------------------------------------------------------
Net increase (decrease)                            116         587
------------------------------------------------------------------

CLASS W
Sold                                         4,123,883  15,118,235
Reinvested distributions                       659,389     298,553
Redeemed                                    (8,276,964) (4,196,818)
------------------------------------------------------------------
Net increase (decrease)                     (3,493,692) 11,219,970
------------------------------------------------------------------


 * Certain line items from the prior year have been renamed to conform to the current year presentation.
** Automatic conversion of Class B shares to Class A shares based on the original purchase date.

7. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent

--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any univested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of collateral upon the return of the securities loaned. At Oct. 31, 2009, securities valued at $6,542,238 were on loan, secured by cash collateral of $7,255,355 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $8,194 earned from securities lending from Dec. 1, 2008 through Oct. 31, 2009, is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Prior to Dec. 1, 2008, the Investment Manager served as securities lending agent for the Fund under the Securities Lending Agency Agreement. For the period from Nov. 1, 2008 through Nov. 30, 2008, the Fund had no securities on loan.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $127,416,168 and $137,122,895, respectively, for the year ended Oct. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Oct. 31, 2009, can be found in the Portfolio of Investments.


--------------------------------------------------------------------------------
50  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (A) 1.25% per annum plus (B) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2009.

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments, foreign tax credits and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.


--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $2,685,924 and accumulated net realized loss has been decreased by $2,685,924.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                           2009         2008
------------------------------------------------------------------
Ordinary income.........................  $10,101,827  $11,119,127
Long-term capital gain..................           --      623,714


At Oct. 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..................  $    488,651
Undistributed accumulated long-term gain.......  $         --
Accumulated realized loss......................  $(17,157,025)
Unrealized appreciation (depreciation).........  $ 12,641,900


For federal income tax purposes, the Fund had a capital loss carry-over of $17,157,025 at Oct. 31, 2009, that if not offset by capital gains will expire as follows:


   2016         2017
2,399,388    14,757,637


It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

11. RISKS RELATING TO CERTAIN INVESTMENTS

DIVERSIFICATION RISK
The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.


--------------------------------------------------------------------------------
52  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


12. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Dec. 21, 2009, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

13. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the

--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading

--------------------------------------------------------------------------------
54  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT  55

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE EMERGING MARKETS BOND FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Emerging Markets Bond Fund (the
Fund) (one of the portfolios constituting the RiverSource Global Series, Inc.) as of October 31, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
56  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Emerging Markets Bond Fund of the RiverSource Global Series, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 21, 2009


--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT  57

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................      0.00%
    Dividends Received Deduction for corporations................      0.00%
    U.S. Government Obligations..................................      0.00%


The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
58  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT  59

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
60  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds (for RiverSource and Threadneedle funds) or seligman.com (for Seligman funds).

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 44                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT  61

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Ameriprise Certificate Company and RiverSource Service
New York, NY 10010                               Corporation since 2009; Chief Compliance Officer for
Age 58                                           each of the Seligman funds since 2004; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
62  RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT

PROXY VOTING  ------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                RIVERSOURCE EMERGING MARKETS BOND FUND -- 2009 ANNUAL REPORT  63

RIVERSOURCE EMERGING MARKETS BOND FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Fund Distributors, Inc., Member
                                FINRA, and managed by RiverSource Investments, LLC.
                                RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C)2009 RiverSource Investments, LLC.                             S-6398 F (12/09)

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
GLOBAL BOND FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2009
(Prospectus also enclosed)

RIVERSOURCE GLOBAL BOND FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH HIGH TOTAL RETURN THROUGH INCOME
AND GROWTH OF CAPITAL.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   16

Statement of Assets and
  Liabilities......................   34

Statement of Operations............   36

Statements of Changes in Net
  Assets...........................   37

Financial Highlights...............   39

Notes to Financial Statements......   45

Report of Independent Registered
  Public Accounting Firm...........   62

Federal Income Tax Information.....   64

Board Members and Officers.........   65

Proxy Voting.......................   69




--------------------------------------------------------------------------------
                           RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Global Bond Fund (the Fund) Class A shares gained 22.12%
  (excluding sales charge) for the 12 months ended Oct. 31, 2009.

> The Fund outperformed its benchmark, the Barclays Capital Global Aggregate
  Index, which rose 18.41%.

> The Fund also outperformed the Lipper Global Income Funds Index, representing the Fund's peer group, which increased 21.05% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Oct. 31, 2009)
--------------------------------------------------------------------------------


                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------
RiverSource Global Bond Fund
  Class A (excluding sales
  charge)                         +22.12%   +7.00%   +4.95%   +5.95%
---------------------------------------------------------------------
Barclays Capital Global
  Aggregate Index (unmanaged)     +18.41%   +7.91%   +5.70%   +6.48%
---------------------------------------------------------------------
Lipper Global Income Funds Index  +21.05%   +5.65%   +4.84%   +5.98%
---------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting riversource.com/funds or calling 1(800) 221-2450.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCT. 31, 2009
                                                                    SINCE
Without sales charge         1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  3/20/89)                  +22.12%   +7.00%   +4.95%   +5.95%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                  +21.14%   +6.16%   +4.14%   +5.14%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  +21.15%   +6.19%   +4.15%     N/A      +5.89%
---------------------------------------------------------------------------
Class I (inception
  3/4/04)                   +22.83%   +7.44%   +5.41%     N/A      +5.86%
---------------------------------------------------------------------------
Class R4 (inception
  3/20/95)                  +22.42%   +7.34%   +5.21%   +6.19%       N/A
---------------------------------------------------------------------------
Class W (inception
  12/1/06)                  +22.04%     N/A      N/A      N/A      +6.20%
---------------------------------------------------------------------------

With sales charge
Class A (inception
  3/20/89)                  +16.32%   +5.28%   +3.93%   +5.43%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                  +16.14%   +5.26%   +3.80%   +5.14%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  +20.15%   +6.19%   +4.15%     N/A      +5.89%
---------------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 4.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R4 and Class W shares. Class I and Class R4 are available to qualifying institutional investors only. Class W shares are offered through qualifying discretionary accounts.

* For classes with less than 10 years performance.


--------------------------------------------------------------------------------
                           RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



        DURATION
SHORT    INT.     LONG
           X              HIGH
                          MEDIUM   QUALITY
                          LOW



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO STATISTICS
--------------------------------------------------------------------------------

Weighted average life(1)     7.0 years
--------------------------------------
Effective duration(2)        5.3 years
--------------------------------------
Weighted average bond
  rating(3)                        AA-
--------------------------------------





(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.
(3) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

There are risks associated with an investment in a bond funds, including credit risk, interest rate risk, and prepayment and extension risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, generally have more volatile prices and carry more risk to principal and income than investment grade securities.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.


--------------------------------------------------------------------------------
4  RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------



At Oct. 31, 2009, approximately 33% of the Fund's shares were owned in aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible RiverSource Global Bond Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 55, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Global Bond Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund's expenses, see the discussions beginning on pages 14 and 51.


PORTFOLIO BREAKDOWN(1) (at Oct. 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Asset-Backed                                3.7%
------------------------------------------------

Commercial Mortgage-Backed                  2.5%
------------------------------------------------

Consumer Discretionary                      1.2%
------------------------------------------------

Consumer Staples                            1.0%
------------------------------------------------

Energy                                      0.9%
------------------------------------------------

Financials                                  7.3%
------------------------------------------------

Foreign Government                         53.7%
------------------------------------------------

Health Care                                 0.3%
------------------------------------------------

Industrials                                 0.8%
------------------------------------------------

Materials                                   0.9%
------------------------------------------------

Residential Mortgage-Backed                 6.4%
------------------------------------------------

Telecommunication                           4.3%
------------------------------------------------

U.S. Government Obligations & Agencies      7.8%
------------------------------------------------
Utilities                                   6.8%
------------------------------------------------
Other(2)                                    2.4%
------------------------------------------------



(1) Portfolio holdings include industry sectors that can be comprised of securities in several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) as of Oct. 31, 2009. The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
                           RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

Dear Shareholders,

RiverSource Global Bond Fund (the Fund) Class A shares gained 22.12% (excluding sales charge) for the 12 months ended Oct. 31, 2009. The Fund outperformed its benchmark, the Barclays Capital Global Aggregate Index (Barclays Global Index), which rose 18.41%. The Fund also outperformed the Lipper Global Income Funds Index, representing the Fund's peer group, which increased 21.05% during the same period.

SIGNIFICANT PERFORMANCE FACTORS
On an absolute basis, the Fund benefited during the annual period from a decline in government bond yields, a sharp recovery in non-government bond sectors and a broad-based fall in the U.S. dollar. The U.S. dollar declined 10.4% on a trade-weighted basis during the annual period. As the value of the U.S. dollar decreases, the dollar value of foreign investments typically rises and vice versa. The Fund had approximately 63% of its net assets exposed to foreign currencies, on average, during the annual period, up from approximately 53%, on average in the prior 12-month period.

Relative to the Barclays Global Index, the Fund was helped most during the annual period by our active management. Strong issue selection, especially among investment grade corporate bonds, had a particularly strong impact on the Fund. For example, the Fund benefited from an overweight position in U.S. corporate bonds vs. an underweight position in non-U.S. corporate bonds. During the first half of the annual period, overweight positions in industrial and utility issues vs. an underweight

TOP TEN COUNTRIES (at Oct. 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

United States                              41.8%
------------------------------------------------
Japan                                      10.6%
------------------------------------------------
Germany                                     6.0%
------------------------------------------------
France                                      4.5%
------------------------------------------------
Italy                                       4.2%
------------------------------------------------
Netherlands                                 3.9%
------------------------------------------------
United Kingdom                              3.2%
------------------------------------------------
Canada                                      2.6%
------------------------------------------------
Spain                                       2.3%
------------------------------------------------
Brazil                                      1.9%
------------------------------------------------




--------------------------------------------------------------------------------
6  RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


position in financial issues helped. Our allocation decisions also benefited the Fund's results, notably the Fund's investments in high yield corporate bonds and emerging market debt.

Currency positioning aided the Fund's performance as well, particularly the Fund's overweight positions in commodity-related currencies, such as the Australian dollar, New Zealand dollar and Norwegian krone, and cyclically-sensitive currencies, such as the Swedish krona and Polish zloty. Exposure to emerging market currencies, such as the Brazilian real and Indonesian rupiah also helped. Finally, we added return vs. the Barclays Global Index through local market decisions, including those regarding duration, yield curve and country allocation.

The primary detractors from Fund performance came from allocation and issue selection decisions within structured assets, such as commercial mortgage-backed securities, especially at the beginning of the annual period when global financial markets were under intense duress. Having an underweight position in the euro also detracted from the Fund's results.

Relative to the Fund's peer group, the Fund saw its strongest performance during the first half of the annual period, especially in months when financials underperformed dramatically. This suggests that our issue selection within corporate bonds was a major contributor to the Fund's results. It also appears we added risk to the Fund earlier in the market recovery process than many of the Fund's peers, further aiding relative performance during the first half of the annual period. The Fund's peers, however, seemed to have turned up the dial more aggressively once they did


  On an absolute basis, the Fund benefited during the annual period from a decline in government bond yields, a sharp recovery in non-government bond sectors and a broad-based fall in the U.S. dollar.






--------------------------------------------------------------------------------
                           RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


eventually start adding risk, enabling them to regain ground during the second half of the annual period when risk assets of virtually all types experienced sharp gains. Still, as mentioned above, the Fund outperformed the Lipper Global Income Funds Index for the 12 months ended Oct. 31, 2009.

CHANGES TO THE FUND'S PORTFOLIO
We made several changes to portfolio positioning during the period. We added some interest rate exposure during the first half of the annual period, after global yields moved up from their crisis-related lows, leaving the Fund modestly overweight interest rate exposure vs. the Barclays Global Index. We implemented this strategy partly as a hedge against the Fund's sector and currency exposures, which were structured to benefit from a recovery in the global economy, and partly because we expected global yields to move broadly sideways even with that recovery as major central banks were anticipated to keep their accommodative monetary policies on hold for an extended period.

We had meaningfully increased the Fund's investment grade corporate bond exposure in October 2008, with a strong bias toward industrial and utility issuers. We maintained that positioning until March-April 2009, when we covered the Fund's underweight position in financials and pared back its overweight in industrials as an offset. During the second half of the annual period, we gradually reduced the Fund's exposure to investment grade corporate bonds on the view that the sharp tightening in yield spreads, back to pre-crisis levels in many industries, had outpaced the actual improvement seen in corporate fundamentals. We also trimmed the Fund's exposure to U.S. agency mortgage-backed securities, as yield spreads in that sector moved to pre-crisis levels on the back of substantial purchases by the Federal Reserve Board (the Fed). In contrast, we added some exposure to below investment grade securities during the second half of the annual period, especially in emerging markets, where we felt that yield spreads better compensated the Fund for the risks involved. Yield spreads are the differential between yields on securities within a given fixed income sector and those of comparable-duration U.S. Treasuries.

On currencies, the Fund maintained its underweight in the U.S. dollar throughout the annual period, but made changes in some other positions, especially during the second half of the period. We increased the Fund's

--------------------------------------------------------------------------------
8  RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


exposure to several emerging market and peripheral European currencies, including the Brazilian real, Mexican peso, Indonesian rupiah, Swedish krona and Norwegian krone. Against this, we decreased the Fund's exposure to the British pound, the euro and the yen. At the very end of the annual period, we also pared back modestly the Fund's exposure to the Australian and New Zealand dollars.

OUR FUTURE STRATEGY
At the end of October 2009, we were positioning the Fund for continued recovery in the global economy, but cautiously so given the dramatic rebound in risk assets during the annual period. We expect the major central banks to keep monetary policy at highly accommodative levels until the second half of 2010, if not later. The ample supply of liquidity resulting from these policies should support economic growth and further gains in risk assets, but risk premiums across a range of markets looked rather skinny at the end of the annual period relative to the actual improvement seen so far in economic and corporate fundamentals. Put differently, we would argue that a lot of good news about the economic recovery process is already priced in, and this warrants some caution even if we think the trend may continue in the months ahead due to ample global liquidity.

We intend to continue to hold less exposure to the U.S. dollar in the Fund than the Barclays Global Index. From a long-term valuation perspective, the U.S. dollar was beginning to look fairly undervalued toward the end of the annual period, especially against other major developed currencies. This undervaluation, we believe, creates a risk of corrective bounces in the U.S. currency. At the same time, we believe the necessary components of a sustained dollar rally are not yet in place and will not be in place for some time. We think the Fed will need to be well into its tightening cycle before the U.S. dollar can find a true bottom and then appreciate in sustained fashion, especially if U.S. fiscal policy remains loose.

As always, we constantly monitor the market for changing conditions and regularly review the Fund's duration, country, sector, yield curve, and currency positioning in an effort to seek an attractive balance between risk and potential return. Our sector teams remain focused on careful

--------------------------------------------------------------------------------
                           RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------


individual security selection, as we continue to seek opportunities to capitalize on attractively valued bonds.

                   (PHOTO - NICHOLAS PIFER, CFA(R))
                   Nicholas Pifer, CFA(R)
                   Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
10  RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Global Bond Fund Class A shares (from 11/1/99 to 10/31/09) as compared to the performance of the Barclays Capital Global Aggregate Index and the Lipper Global Income Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Oct. 31, 2009
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
RIVERSOURCE GLOBAL BOND FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $11,632   $11,668   $12,126    $16,985
------------------------------------------------------------------------------------------
     Average annual total return                    +16.32%    +5.28%    +3.93%     +5.43%
------------------------------------------------------------------------------------------
BARCLAYS CAPITAL GLOBAL AGGREGATE INDEX(1)
     Cumulative value of $10,000                    $11,841   $12,564   $13,196    $18,736
------------------------------------------------------------------------------------------
     Average annual total return                    +18.41%    +7.91%    +5.70%     +6.48%
------------------------------------------------------------------------------------------
LIPPER GLOBAL INCOME FUNDS INDEX(2)
     Cumulative value of $10,000                    $12,105   $11,791   $12,669    $17,867
------------------------------------------------------------------------------------------
     Average annual total return                    +21.05%    +5.65%    +4.84%     +5.98%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
12  RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE GLOBAL BOND FUND LINE GRAPH)

                  RIVERSOURCE GLOBAL
                       BOND FUND
                        CLASS A          BARCLAYS CAPITAL        LIPPER GLOBAL
                    (INCLUDES SALES      GLOBAL AGGREGATE        INCOME FUNDS
                        CHARGE)              INDEX(1)              INDEX(2)
                  ------------------    ------------------    ------------------
10/99                 $ 9,525              $10,000              $10,000
1/00                    9,249                9,688                9,832
4/00                    9,099                9,623                9,842
7/00                    9,281                9,814               10,022
10/00                   9,037                9,718                9,903
1/01                    9,669               10,219               10,519
4/01                    9,436               10,014               10,333
7/01                    9,592               10,191               10,507
10/01                  10,016               10,674               10,903
1/02                    9,697               10,237               10,652
4/02                    9,901               10,548               10,852
7/02                   10,359               11,261               11,158
10/02                  10,642               11,538               11,436
1/03                   11,335               12,172               12,070
4/03                   11,681               12,519               12,525
7/03                   11,626               12,450               12,520
10/03                  12,053               12,946               12,948
1/04                   12,676               13,593               13,560
4/04                   12,419               13,310               13,322
7/04                   12,511               13,411               13,409
10/04                  13,341               14,199               14,104
1/05                   13,743               14,643               14,537
4/05                   13,730               14,682               14,566
7/05                   13,360               14,305               14,412
10/05                  13,183               14,096               14,267
1/06                   13,364               14,313               14,572
4/06                   13,451               14,388               14,716
7/06                   13,610               14,602               14,854
10/06                  13,865               14,912               15,153
1/07                   13,976               14,925               15,300
4/07                   14,410               15,441               15,723
7/07                   14,394               15,440               15,743
10/07                  15,062               16,241               16,307
1/08                   15,449               16,961               16,820
4/08                   15,656               17,260               16,831
7/08                   15,493               17,107               16,539
10/08                  13,908               15,823               14,761
1/09                   14,569               16,727               15,041
4/09                   14,952               16,880               15,356
7/09                   16,291               17,943               16,829
10/09                  16,985               18,736               17,867




(1) The Barclays Capital Global Aggregate Index, an unmanaged market capitalization weighted benchmark, tracks the performance of investment grade fixed income securities denominated in 13 currencies. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Global Income Funds Index includes the 30 largest global income funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 MAY 1, 2009   OCT. 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,136.00        $ 6.69         1.25%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.80        $ 6.33         1.25%
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,131.50        $10.74(c)      2.01%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,014.99        $10.15(c)      2.01%
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,131.00        $10.74         2.01%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,014.99        $10.15         2.01%
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,139.40        $ 4.40          .82%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.96        $ 4.15          .82%
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,137.60        $ 6.00         1.12%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.45        $ 5.67         1.12%
------------------------------------------------------------------------------------------

Class W
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,134.40        $ 6.80         1.27%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.70        $ 6.43         1.27%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2009: +13.60% for Class A, +13.15% for Class B, +13.10% for Class C, +13.94% for Class I, +13.76% for Class R4 and +13.44% for Class W.
(c) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2010, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 2.02% for Class B. Any amounts waived will not be reimbursed by the Fund. This change was effective Nov. 1, 2009. Had this change been in place for the entire six month period ended Oct. 31, 2009, the actual expenses paid would have been $10.79 for Class B and the hypothetical expenses paid would have been $10.20 for Class B.


--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

OCT. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


BONDS (95.9%)(c)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
ARGENTINA (0.2%)
Republic of Argentina
 Sr Unsecured
 09-12-13                             7.00%            $1,033,000            $847,060
 12-15-35                             0.00              2,900,000(h)          217,500
                                                                      ---------------
Total                                                                       1,064,560
-------------------------------------------------------------------------------------

AUSTRALIA (1.5%)
Australia & New Zealand Banking Group
 (Australian Dollar)
 11-08-11                             6.50                420,000             382,485
Commonwealth Bank of Australia
 (European Monetary Unit) Sr Unsub
 11-12-09                             3.38                745,000           1,096,984
New South Wales Treasury
 (Australian Dollar)
 05-01-12                             6.00              5,750,000           5,249,413
Telstra
 Sr Unsecured
 04-01-12                             6.38                500,000(n)          545,120
Westpac Banking
 (Australian Dollar) Sr Unsub
 09-24-12                             7.25                600,000             554,131
                                                                      ---------------
Total                                                                       7,828,133
-------------------------------------------------------------------------------------

AUSTRIA (1.6%)
Republic of Austria
 (European Monetary Unit)
 07-15-14                             4.30              5,245,000           8,291,153
-------------------------------------------------------------------------------------

BELGIUM (1.7%)
Fortis Bank
 (European Monetary Unit) Sr Unsecured
 05-30-14                             4.50                420,000             639,139
Kingdom of Belgium
 (European Monetary Unit)
 03-28-10                             3.00              3,965,000           5,888,755
 09-28-12                             5.00              1,385,000           2,216,395
                                                                      ---------------
Total                                                                       8,744,289
-------------------------------------------------------------------------------------

BRAZIL (2.0%)
Banco Nacional de Desenvolvimento Economico e Social
 06-10-19                             6.50               $910,000(d)          961,307
Banco Nacional de Desenvolvimento Economico e Social
 Sr Unsecured
 06-16-18                             6.37                535,000(d)          564,425
Centrais Eletricas Brasileiras
 Sr Unsecured
 07-30-19                             6.88                375,000(d)          400,393
Federative Republic of Brazil
 01-15-18                             8.00                282,389             322,629
Federative Republic of Brazil
 Sr Unsecured
 01-17-17                             6.00                307,000             328,183
 10-14-19                             8.88                115,000             146,338
Nota do Tesouro Nacional
 (Brazilian Real) Series F
 01-01-12                            10.00                640,500           3,665,056
 01-01-13                            10.00                700,000           3,889,874
                                                                      ---------------
Total                                                                      10,278,205
-------------------------------------------------------------------------------------

CANADA (2.6%)
Canadian Pacific Railway
 (Canadian Dollar) Sr Unsecured
 06-15-10                             4.90                380,000(d)          358,647
Govt of Canada
 (Canadian Dollar)
 06-01-18                             4.25              1,730,000           1,713,226
Nexen
 Sr Unsecured
 05-15-37                             6.40                200,000             197,800
Nova Chemicals
 Sr Unsecured
 11-01-16                             8.38                225,000(d)          227,813
 11-01-19                             8.63                190,000(d,n)        192,375
Province of British Columbia
 (Canadian Dollar)
 06-18-14                             5.30              1,790,000           1,824,762


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
CANADA (CONT.)
Province of Ontario
 (Canadian Dollar)
 03-08-14                             5.00%             3,385,000          $3,401,692
Province of Quebec
 (Canadian Dollar)
 12-01-17                             4.50              1,683,000           1,625,481
Royal Bank of Canada
 (European Monetary Unit) Sr Unsecured
 01-18-13                             3.25                630,000             942,997
TELUS
 Sr Unsecured
 06-01-11                             8.00                980,000           1,068,274
Thomson Reuters
 10-01-14                             5.70              1,080,000           1,191,951
Toronto-Dominion Bank
 (European Monetary Unit) Sr Unsecured
 05-14-15                             5.38                600,000             960,985
                                                                      ---------------
Total                                                                      13,706,003
-------------------------------------------------------------------------------------

COLOMBIA (0.3%)
Ecopetrol
 Sr Unsecured
 07-23-19                             7.63                300,000             327,000
Republic of Colombia
 01-27-17                             7.38                230,000(n)          256,450
 09-18-37                             7.38                260,000(n)          287,950
 01-18-41                             6.13                235,000(n)          216,503
Republic of Colombia
 Sr Unsecured
 03-18-19                             7.38                250,000(n)          282,750
                                                                      ---------------
Total                                                                       1,370,653
-------------------------------------------------------------------------------------

CZECH REPUBLIC (0.1%)
Czech Republic
 (Czech Koruna)
 06-16-13                             3.70             11,530,000             653,238
-------------------------------------------------------------------------------------

DENMARK (0.8%)
Danske Bank
 (European Monetary Unit)
 03-16-10                             0.82                750,000(i)        1,103,868
Nykredit Realkredit
 (Danish Krone)
 04-01-28                             5.00             10,260,772           2,060,678
Nykredit Realkredit
 (European Monetary Unit)
 01-01-10                             5.00                750,000           1,110,201
                                                                      ---------------
Total                                                                       4,274,747
-------------------------------------------------------------------------------------

EL SALVADOR (--%)
Republic of El Salvador
 Sr Unsecured
 01-24-23                             7.75                245,000(d)          257,250
-------------------------------------------------------------------------------------

FRANCE (4.7%)
BNP Paribas
 (European Monetary Unit) Sr Sub Nts
 12-17-12                             5.25                555,000             877,977
Caisse Refinance Hypothe
 (European Monetary Unit)
 10-11-10                             4.38                700,000           1,059,855
Credit Agricole
 (European Monetary Unit) Sr Unsecured
 06-24-13                             6.00                550,000             895,411
Electricite de France
 (European Monetary Unit) Sr Unsecured
 02-05-18                             5.00                750,000           1,172,263
France Telecom
 (European Monetary Unit) Sr Unsecured
 02-21-17                             4.75              1,180,000           1,825,219
Govt of France
 (European Monetary Unit)
 04-25-12                             5.00              2,365,000           3,763,132
 04-25-13                             4.00              6,020,000           9,419,872
 10-25-16                             5.00              2,880,000           4,763,208
Veolia Environnement
 (European Monetary Unit)
 01-16-17                             4.38                315,000             464,157
                                                                      ---------------
Total                                                                      24,241,094
-------------------------------------------------------------------------------------

GERMANY (6.1%)
Bayerische Landesbank
 (Japanese Yen)
 04-22-13                             1.40            170,000,000           1,900,891


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
GERMANY (CONT.)
Bundesrepublik Deutschland
 (European Monetary Unit)
 07-04-10                             5.25%             2,165,000          $3,282,708
 07-04-19                             3.50              1,500,000           2,253,778
 07-04-27                             6.50              4,650,000           8,959,806
 07-04-28                             4.75              1,975,000           3,171,781
 07-04-34                             4.75              4,585,000           7,415,097
Deutsche Pfandbriefbank
 (European Monetary Unit) Series G6
 01-15-10                             5.50              1,375,000           2,041,045
Landwirtschaftliche Rentenbank
 (Australian Dollar)
 06-15-11                             5.75              1,250,000           1,130,349
Rheinische Hypothekenbank
 (European Monetary Unit) Series 803
 07-05-10                             5.75              1,305,000(d)        1,976,931
                                                                      ---------------
Total                                                                      32,132,386
-------------------------------------------------------------------------------------

GREECE (1.5%)
Hellenic Republic
 (European Monetary Unit)
 08-20-12                             4.10              2,820,000           4,326,402
Hellenic Republic
 (European Monetary Unit) Sr Unsub
 10-22-22                             5.90              2,010,000           3,266,321
                                                                      ---------------
Total                                                                       7,592,723
-------------------------------------------------------------------------------------

INDONESIA (0.9%)
Govt of Indonesia
 (Indonesian Rupiah)
 05-15-16                            10.75          9,320,000,000           1,017,095
Govt of Indonesia
 (Indonesian Rupiah) Series FR43
 07-15-22                            10.25         21,944,000,000           2,250,771
Perusahaan Penerbit SBSN
 04-23-14                             8.80                160,000(d)          181,212
Republic of Indonesia
 Sr Unsecured
 01-17-18                             6.88                500,000(d)          527,500
 10-12-35                             8.50                190,000(d)          225,150
 02-17-37                             6.63                205,000(d)          196,800
 01-17-38                             7.75                140,000(d)          151,200
                                                                      ---------------
Total                                                                       4,549,728
-------------------------------------------------------------------------------------

IRELAND (0.1%)
GE Capital UK Funding
 (British Pound)
 04-26-10                             5.88                275,000             457,731
-------------------------------------------------------------------------------------

ITALY (4.3%)
Buoni Poliennali Del Tesoro
 (European Monetary Unit)
 01-15-10                             3.00              2,290,000           3,385,436
 04-15-12                             4.00              1,970,000           3,045,796
 02-01-19                             4.25              2,620,000           4,009,734
 11-01-26                             7.25              3,486,283           6,700,325
 11-01-27                             6.50              1,025,000           1,833,805
Intesa Sanpaolo
 (European Monetary Unit) Sr Unsecured
 12-19-13                             5.38                400,000             635,791
Italy Buoni Poliennali Del Tesoro
 (European Monetary Unit)
 07-01-12                             2.50              1,850,000           2,750,136
Telecom Italia Capital
 11-15-13                             5.25                120,000(n)          126,266
                                                                      ---------------
Total                                                                      22,487,289
-------------------------------------------------------------------------------------

JAPAN (10.9%)
Bayer Holding
 (Japanese Yen)
 06-28-12                             1.96             40,000,000             440,466
Development Bank of Japan
 (Japanese Yen)
 06-20-12                             1.40            417,000,000           4,737,734
Govt of Japan CPI Linked
 (Japanese Yen)
 03-10-18                             1.40            463,264,000(m)        4,817,256
Govt of Japan
 (Japanese Yen)
 09-20-17                             1.70            811,000,000           9,396,059
 12-20-22                             1.40            411,000,000           4,377,902
 12-20-26                             2.10            884,000,000           9,931,325
 09-20-29                             2.10            300,000,000           3,319,088
 12-20-34                             2.40            203,000,000           2,328,551
 03-20-39                             2.30            123,000,000           1,375,974
Govt of Japan
 (Japanese Yen) Series 239
 06-20-12                             1.40            315,000,000           3,596,614


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
JAPAN (CONT.)
Govt of Japan
 (Japanese Yen) Series 244
 12-20-12                             1.00%           913,000,000         $10,329,053
Govt of Japan
 (Japanese Yen) Series 267
 12-20-14                             1.30            200,000,000           2,284,640
                                                                      ---------------
Total                                                                      56,934,662
-------------------------------------------------------------------------------------

KAZAKHSTAN (0.1%)
KazMunaiGaz Finance
 07-02-18                             9.13                250,000(d)          275,594
-------------------------------------------------------------------------------------

LUXEMBOURG (0.1%)
Gaz Capital
 Secured
 11-22-16                             6.21                100,000(d)           95,500
 08-16-37                             7.29                230,000(d)          213,900
                                                                      ---------------
Total                                                                         309,400
-------------------------------------------------------------------------------------

MALAYSIA (0.5%)
Petronas Capital
 05-22-12                             7.00                500,000(d,n)        551,313
 08-12-19                             5.25              1,980,000(d,n)      1,995,803
                                                                      ---------------
Total                                                                       2,547,116
-------------------------------------------------------------------------------------

MEXICO (1.4%)
Mexican Fixed Rate Bonds
 (Mexican Peso) Series M-10
 12-17-15                             8.00             60,280,000           4,646,777
Mexican Fixed Rate Bonds
 (Mexican Peso) Series MI-10
 12-19-13                             8.00             24,940,000           1,941,058
Pemex Project Funding Master Trust
 03-01-18                             5.75                617,000             610,830
United Mexican States
 Sr Unsecured
 09-27-34                             6.75                270,000             292,950
                                                                      ---------------
Total                                                                       7,491,615
-------------------------------------------------------------------------------------

NETHERLANDS (4.1%)
Allianz Finance II
 (European Monetary Unit)
 11-23-16                             4.00                400,000             596,129
BMW Finance
 (European Monetary Unit)
 09-19-13                             8.88                650,000           1,133,270
Deutsche Telekom Intl Finance
 (British Pound)
 12-09-10                             6.25                415,000             711,237
Deutsche Telekom Intl Finance
 (European Monetary Unit)
 01-19-15                             4.00              1,335,000(n)        1,984,919
E.ON Intl Finance
 (European Monetary Unit)
 10-02-17                             5.50                535,000             858,755
Govt of Netherlands
 (European Monetary Unit)
 07-15-12                             5.00              2,880,000           4,595,768
 07-15-13                             4.25              2,545,000           4,016,176
 07-15-16                             4.00              1,900,000           2,959,965
ING Groep
 (European Monetary Unit) Sr Unsecured
 05-31-17                             4.75              1,205,000           1,799,091
Nederlandse Waterschapsbank
 (British Pound) Sr Unsub
 06-07-10                             5.38                850,000           1,429,327
Rabobank Nederland
 (European Monetary Unit) Sr Unsub
 04-04-12                             4.13                600,000             926,170
                                                                      ---------------
Total                                                                      21,010,807
-------------------------------------------------------------------------------------

NEW ZEALAND (0.5%)
Govt of New Zealand
 (New Zealand Dollar)
 04-15-13                             6.50              3,700,000           2,767,802
-------------------------------------------------------------------------------------

NORWAY (1.8%)
Eksportfinans
 (British Pound) Sr Unsecured
 09-06-10                             6.00                930,000           1,572,774
Govt of Norway
 (Norwegian Krone)
 05-16-11                             6.00             31,150,000           5,726,211
Kommunalbanken
 (British Pound) Sr Unsecured
 01-28-10                             4.75              1,300,000           2,153,779
                                                                      ---------------
Total                                                                       9,452,764
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

PHILIPPINE ISLANDS (0.3%)
Power Sector Assets & Liabilities
 05-27-19                             7.25%              $790,000(d)         $847,275
Republic of Philippines
 01-15-16                             8.00                100,000             115,750
 01-14-31                             7.75                405,000(n)          456,638
                                                                      ---------------
Total                                                                       1,419,663
-------------------------------------------------------------------------------------

POLAND (1.2%)
Govt of Poland
 (Polish Zloty)
 04-25-13                             5.25              6,400,000           2,207,345
Govt of Poland
 (Polish Zloty) Series 1017
 10-25-17                             5.25              7,160,000           2,359,376
Govt of Poland
 (Polish Zloty) Series 310
 03-24-10                             5.75              5,340,000           1,858,609
                                                                      ---------------
Total                                                                       6,425,330
-------------------------------------------------------------------------------------

QATAR (0.2%)
Ras Laffan Liquefied Natural Gas
 Sr Secured
 09-30-14                             5.50                310,000(d,n)        330,330
State of Qatar
 Sr Nts
 04-09-19                             6.55                550,000(d)          616,840
                                                                      ---------------
Total                                                                         947,170
-------------------------------------------------------------------------------------

RUSSIA (0.3%)
Russian Federation
 03-31-30                             7.50              1,217,300(d,n)      1,360,941
TransCapitalInvest for Transneft
 Secured
 03-05-14                             5.67                200,000(d)          196,750
 08-07-18                             8.70                100,000(d,n)        112,000
                                                                      ---------------
Total                                                                       1,669,691
-------------------------------------------------------------------------------------

SOUTH AFRICA (0.4%)
Republic of South Africa
 (South African Rand) Sr Unsecured
 12-21-14                             8.75             14,625,000           1,884,878
-------------------------------------------------------------------------------------

SOUTH KOREA (0.7%)
Export-Import Bank of Korea
 Sr Nts
 01-21-14                             8.13               $810,000             935,366
Export-Import Bank of Korea
 Sr Unsecured
 01-14-15                             5.88                450,000             472,777
Korea Development Bank
 (Japanese Yen) Sr Unsecured
 06-28-10                             0.87            200,000,000           2,191,408
                                                                      ---------------
Total                                                                       3,599,551
-------------------------------------------------------------------------------------

SPAIN (2.4%)
AyT Cedulas Cajas Global
 (European Monetary Unit)
 06-14-18                             4.25              1,500,000           2,147,596
Caja de Ahorros y Monte de Piedad de Madrid
 (European Monetary Unit)
 03-25-11                             3.50              1,800,000           2,703,905
Govt of Spain
 (European Monetary Unit)
 07-30-17                             5.50              2,050,000           3,451,051
Instituto de Credito Oficial
 (Australian Dollar)
 03-08-11                             5.50              1,360,000           1,223,581
Santander Intl Debt
 (European Monetary Unit) Bank Guaranteed
 04-11-11                             5.13              1,200,000           1,838,015
Telefonica Emisiones SAU
 (European Monetary Unit)
 02-02-16                             4.38                550,000             827,462
                                                                      ---------------
Total                                                                      12,191,610
-------------------------------------------------------------------------------------

SUPRA-NATIONAL (0.7%)
Corp Andina de Fomento
 Sr Unsecured
 06-04-19                             8.13                730,000             863,730
European Investment Bank
 (British Pound) Sr Unsecured
 12-07-11                             5.50              1,695,000           2,992,586
                                                                      ---------------
Total                                                                       3,856,316
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

SWEDEN (1.7%)
Govt of Sweden
 (Swedish Krona)
 05-05-14                             6.75%            37,570,000          $6,229,048
Govt of Sweden
 (Swedish Krona) Series 1045
 03-15-11                             5.25             17,000,000           2,546,836
                                                                      ---------------
Total                                                                       8,775,884
-------------------------------------------------------------------------------------

TUNISIA (0.4%)
Banque Centrale de Tunisie
 (Japanese Yen)
 08-02-10                             3.30            190,000,000           2,102,047
-------------------------------------------------------------------------------------

TURKEY (0.3%)
Republic of Turkey
 04-03-18                             6.75                204,000             217,770
 06-05-20                             7.00                235,000             252,331
 03-17-36                             6.88                540,000             544,050
Republic of Turkey
 Sr Unsecured
 07-14-17                             7.50                350,000             390,688
                                                                      ---------------
Total                                                                       1,404,839
-------------------------------------------------------------------------------------

UNITED KINGDOM (3.3%)
BT Group
 Sr Unsecured
 12-15-10                             9.13                550,000             592,290
SABMiller
 01-15-14                             5.70              1,275,000(d)        1,378,881
United Kingdom Treasury
 (British Pound)
 03-07-19                             4.50              2,600,000           4,560,393
 03-07-25                             5.00                660,000           1,199,891
 12-07-27                             4.25              1,750,000           2,932,936
 03-07-36                             4.25              1,480,000           2,461,238
 12-07-38                             4.75              1,690,000           3,057,859
 12-07-49                             4.25                485,000             818,414
                                                                      ---------------
Total                                                                      17,001,902
-------------------------------------------------------------------------------------

UNITED STATES (35.6%)
Allied Waste North America
 04-15-13                             7.88                405,000             417,656
AmeriCredit Automobile Receivables Trust
 Series 2007-DF Cl A3A (FSA)
 07-06-12                             5.49               $532,586(l)          538,981
Anadarko Petroleum
 Sr Unsecured
 09-15-16                             5.95                970,000           1,040,322
Anheuser-Busch InBev Worldwide
 01-15-14                             7.20              1,370,000(d)        1,543,373
Ashland
 06-01-17                             9.13                180,000(d,n)        194,400
AT&T
 Sr Unsecured
 02-15-39                             6.55              1,605,000           1,736,172
Ball
 09-01-16                             7.13                 30,000(n)           30,675
 09-01-19                             7.38                 35,000(n)           35,788
Bank of America
 (British Pound) Sr Unsecured
 02-02-11                             0.97                950,000(i)        1,523,434
Bank of America
 Sr Unsecured
 05-01-18                             5.65              2,190,000           2,215,890
Bear Stearns Commercial Mtge Securities
 Series 2003-T10 Cl A1
 03-13-40                             4.00                235,061(f)          237,337
BMW Vehicle Lease Trust
 Series 2009-1 Cl A2
 04-15-11                             2.04              1,500,000           1,511,110
CC Holdings GS V LLC/Crown Castle GS III
 Sr Secured
 05-01-17                             7.75                820,000(d)          860,999
CenterPoint Energy Houston Electric LLC
 Series U
 03-01-14                             7.00                605,000             689,347
CenterPoint Energy Resources
 Sr Unsecured
 02-15-11                             7.75              1,230,000           1,312,412
Charter Communications Operating LLC/Capital
 Secured
 04-30-12                            10.00                430,000(d)          436,450
Chesapeake Energy
 01-15-16                             6.63                250,000             240,313


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
UNITED STATES (CONT.)
Citibank Credit Card Issuance Trust
 (European Monetary Unit) Series 2001-A4 Cl A4
 04-10-13                             5.38%             1,160,000          $1,750,898
Citibank Omni Master Trust
 Series 2007-A9A Cl A9
 12-23-13                             1.35              1,825,000(d,i)      1,824,185
CitiFinancial Auto Issuance Trust
 Series 2009-1 Cl A2
 11-15-12                             1.83              5,050,000(d)        5,038,162
Citigroup Commercial Mtge Trust
 Series 2006-C5 Cl A4
 10-15-49                             5.43              1,700,000(f)        1,581,548
Citigroup
 (European Monetary Unit) Sr Unsecured
 08-02-19                             5.00                595,000             831,343
Citigroup
 Sr Unsecured
 05-15-18                             6.13                170,000             172,049
Cleveland Electric Illuminating
 1st Mtge
 11-15-18                             8.88                750,000             944,012
Colorado Interstate Gas
 Sr Unsecured
 11-15-15                             6.80              3,170,000           3,509,168
Comcast
 07-01-39                             6.55              1,340,000(n)        1,396,407
Commercial Mtge Pass-Through Ctfs
 Series 2006-CN2A Cl BFL
 02-05-19                             0.56                400,000(d,f,i)      292,100
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-22R Cl 1A2
 05-25-36                             6.00              1,028,997(f)          778,679
CPS Auto Trust
 Series 2007-A Cl A3 (MBIA)
 09-15-11                             5.04                415,562(d,l)        419,263
CS First Boston Mtge Securities
 Series 2004-C2 Cl A1
 05-15-36                             3.82                598,033(f)          595,440
Cricket Communications
 Sr Secured
 05-15-16                             7.75                317,000(d,n)        316,208
CSC Holdings
 Sr Unsecured
 04-15-14                             8.50               $285,000(d,n)        301,744
 02-15-19                             8.63                100,000(d,n)        107,000
DaVita
 03-15-13                             6.63                365,000             359,525
Del Monte
 Sr Sub Nts
 10-15-19                             7.50                370,000(d)          375,550
Denbury Resources
 03-01-16                             9.75                310,000             332,475
DISH DBS
 10-01-14                             6.63                365,000             355,875
Dow Chemical
 (European Monetary Unit) Sr Unsecured
 05-27-11                             4.63                520,000             777,240
Dow Chemical
 Sr Unsecured
 05-15-19                             8.55                650,000             742,055
DTE Energy
 Sr Unsecured
 05-15-14                             7.63              1,540,000           1,699,490
Duke Energy Indiana
 1st Mtge
 08-15-38                             6.35                940,000           1,087,260
Dunkin Securitization
 Series 2006-1 Cl A2 (AMBAC)
 06-20-31                             5.78              1,600,000(d,l)      1,491,440
El Paso
 Sr Unsecured
 12-12-13                            12.00                555,000             635,475
Erac USA Finance
 10-15-17                             6.38              1,745,000(d)        1,797,582
Exelon
 Sr Unsecured
 06-15-10                             4.45              1,000,000           1,019,496
Federal Home Loan Mtge Corp #A11799
 08-01-33                             6.50                133,697(f)          144,458
Federal Home Loan Mtge Corp #A15881
 11-01-33                             5.00              1,016,178(f)        1,063,232
Federal Home Loan Mtge Corp #E91486
 09-01-17                             6.50                107,013(f)          115,247
Federal Home Loan Mtge Corp #E99684
 10-01-18                             5.00                424,877(f)          455,917


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
UNITED STATES (CONT.)
Federal Home Loan Mtge Corp #G01960
 12-01-35                             5.00%            $4,228,141(f)       $4,392,550
Federal Natl Mtge Assn
 10-15-14                             4.63              3,880,000(n)        4,242,958
 11-15-30                             6.63              2,300,000(n)        2,886,824
Federal Natl Mtge Assn #545874
 08-01-32                             6.50                161,584(f)          176,651
Federal Natl Mtge Assn #555528
 04-01-33                             6.00                722,411(f)          775,502
Federal Natl Mtge Assn #555734
 07-01-23                             5.00                684,533(f)          719,068
Federal Natl Mtge Assn #555740
 08-01-18                             4.50                921,543(f)          973,524
Federal Natl Mtge Assn #555851
 01-01-33                             6.50                851,159(f)          922,856
Federal Natl Mtge Assn #575487
 04-01-17                             6.50                393,769(f)          426,957
Federal Natl Mtge Assn #621581
 12-01-31                             6.50                208,678(f)          228,381
Federal Natl Mtge Assn #633966
 03-01-17                             6.00                 87,679(f)           94,693
Federal Natl Mtge Assn #634749
 03-01-17                             5.50                442,992(f)          477,222
Federal Natl Mtge Assn #640996
 05-01-32                             7.50                388,234(f)          438,514
Federal Natl Mtge Assn #643381
 06-01-17                             6.00                191,807(f)          207,149
Federal Natl Mtge Assn #645053
 05-01-32                             7.00                633,059(f)          697,997
Federal Natl Mtge Assn #646147
 06-01-32                             7.00                290,234(f)          324,785
Federal Natl Mtge Assn #652284
 08-01-32                             6.50                311,276(f)          337,301
Federal Natl Mtge Assn #653145
 07-01-17                             6.00                152,286(f)          165,092
Federal Natl Mtge Assn #653730
 09-01-32                             6.50                142,431(f)          155,644
Federal Natl Mtge Assn #655589
 08-01-32                             6.50              1,123,099(f)        1,231,751
Federal Natl Mtge Assn #666424
 08-01-32                             6.50                191,881(f)          207,924
Federal Natl Mtge Assn #670461
 11-01-32                             7.50                144,624(f)          163,354
Federal Natl Mtge Assn #677333
 01-01-33                             6.00             $3,200,710(f)        3,435,935
Federal Natl Mtge Assn #688034
 03-01-33                             5.50                357,096(f)          381,698
Federal Natl Mtge Assn #688691
 03-01-33                             5.50                536,321(f)          567,419
Federal Natl Mtge Assn #711503
 06-01-33                             5.50                727,778(f)          773,735
Federal Natl Mtge Assn #720576
 06-01-33                             5.00              1,810,181(f)        1,883,963
Federal Natl Mtge Assn #735029
 09-01-13                             5.32                612,767(f)          655,856
Federal Natl Mtge Assn #741850
 09-01-33                             5.50              1,500,860(f)        1,587,888
Federal Natl Mtge Assn #753507
 12-01-18                             5.00              1,605,806(f)        1,719,684
Federal Natl Mtge Assn #755498
 11-01-18                             5.50                708,371(f)          762,135
Federal Natl Mtge Assn #756788
 11-01-33                             6.50                213,117(f)          230,696
Federal Natl Mtge Assn #928019
 01-01-37                             5.50              1,708,122(f,k)      1,801,296
FirstEnergy
 Sr Unsecured Series B
 11-15-11                             6.45                 38,000              41,064
Forest Oil
 Sr Nts
 02-15-14                             8.50                320,000(d,n)        324,800
Frontier Communications
 Sr Unsecured
 05-01-14                             8.25                400,000             410,000
 10-01-18                             8.13                245,000             245,919
General Electric Capital Assurance
 Series 2003-1 Cl A4
 05-12-35                             5.25                438,601(d,f)        446,374
General Electric Capital
 (New Zealand Dollar) Sr Unsecured
 02-04-10                             6.63              3,450,000           2,488,751
General Electric Capital
 Sr Unsecured
 01-10-39                             6.88                615,000             662,736
Georgia-Pacific LLC
 05-01-16                             8.25                230,000(d)          243,800


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
UNITED STATES (CONT.)
Goldman Sachs Group
 (European Monetary Unit) Sr Unsecured
 05-02-18                             6.38%               350,000            $568,431
Goldman Sachs Group
 Sr Unsecured
 02-15-19                             7.50                530,000             619,892
Govt Natl Mtge Assn #604708
 10-15-33                             5.50                785,869(f)          835,096
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2002-80 Cl CI
 01-20-32                            45.73                247,846(e,f)          6,300
Greenwich Capital Commercial Funding
 Series 2003-C1 Cl A3
 07-05-35                             3.86                725,000(f)          733,635
Greenwich Capital Commercial Funding
 Series 2004-GG1 Cl A5
 06-10-36                             4.88                500,000(f)          502,502
GS Mtge Securities II
 Series 2007-EOP Cl J
 03-06-20                             1.09              1,250,000(d,f,i)    1,010,568
GS Mtge Securities II
 Series 2007-GG10 Cl F
 08-10-45                             6.00                775,000(f,n)         91,758
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2004-1 Cl A4
 04-19-34                             4.78              1,935,858(f,i)      1,789,031
HCA
 Secured
 02-15-17                             9.88                325,000(d,n)        349,375
Hertz Vehicle Financing LLC
 Series 2009-2A Cl A1
 03-25-14                             4.26              1,350,000(d)        1,354,878
HJ Heinz Finance
 08-01-39                             7.13                470,000(d)          540,701
HSBC Finance
 (British Pound) Sr Unsecured
 01-22-10                             6.13                210,000             347,510
Indiana Michigan Power
 Sr Unsecured
 03-15-19                             7.00              1,915,000           2,168,735
 03-15-37                             6.05                 85,000              86,877
INVISTA
 Sr Unsecured
 05-01-12                             9.25               $465,000(d)          471,975
Jarden
 05-01-16                             8.00                300,000             309,000
JPMorgan Chase & Co
 Sr Unsecured
 01-15-18                             6.00                720,000             770,873
JPMorgan Chase Commercial Mtge Securities
 Series 2003-LN1 Cl A1
 10-15-37                             4.13                196,284(f)          200,096
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A1
 03-12-39                             3.97                137,450(f)          139,617
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A2
 03-12-39                             4.77              1,200,000(f)        1,178,204
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl E
 02-12-51                             6.20                675,000(d,f)        184,178
K Hovnanian Enterprises
 Sr Secured
 10-15-16                            10.63                470,000(d)          467,650
Kraft Foods
 Sr Unsecured
 02-11-13                             6.00                150,000             161,612
 02-01-18                             6.13                155,000             164,284
 01-26-39                             6.88                450,000             485,957
L-3 Communications
 06-15-12                             7.63                545,000             551,927
 07-15-13                             6.13                320,000             322,400
Lamar Media
 04-01-14                             9.75                255,000             280,500
 08-15-15                             6.63                270,000             257,850
LB-UBS Commercial Mtge Trust
 Series 2004-C2 Cl A3
 03-15-29                             3.97                750,000(f)          728,965
LB-UBS Commercial Mtge Trust
 Series 2006-C4 Cl AAB
 06-15-32                             5.86                750,000(f)          772,945
Lehman Brothers Holdings
 Sr Unsecured
 05-02-18                             6.88              1,320,000(b,o)        212,850


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
24  RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
UNITED STATES (CONT.)
Liberty Media LLC
 Sr Unsecured
 05-15-13                             5.70%              $202,000            $189,880
Mellon Funding
 (British Pound)
 11-08-11                             6.38                370,000             652,167
Merrill Lynch & Co
 (British Pound) Sr Unsub
 09-24-10                             5.13                221,000             366,682
MGM MIRAGE
 Sr Secured
 11-15-17                            11.13                290,000(d)          318,275
MGM MIRAGE
 Sr Unsecured
 03-01-18                            11.38                470,000(d,n)        423,000
Morgan Stanley Capital I
 Series 2003-T11 Cl A2
 06-13-41                             4.34                  1,991(f)            1,990
Morgan Stanley Capital I
 Series 2004-HQ4 Cl A5
 04-14-40                             4.59                750,000(f)          723,457
Morgan Stanley Capital I
 Series 2006-T23 Cl AAB
 08-12-41                             5.80                575,000(f)          609,507
Morgan Stanley
 (British Pound) Sr Unsecured
 04-11-11                             7.50                470,000             811,312
Morgan Stanley
 (European Monetary Unit) Sr Unsecured
 10-02-17                             5.50                625,000             933,612
Morgan Stanley
 Sr Unsecured
 04-01-18                             6.63                205,000             219,727
Nalco
 Sr Nts
 05-15-17                             8.25                220,000(d)          232,650
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-3 Cl AIO
 01-25-12                             5.88              2,400,000(e)          313,614
Nevada Power
 Series L
 01-15-15                             5.88              1,000,000           1,085,230
NewPage
 Sr Secured
 12-31-14                            11.38               $370,000(d)          369,075
News America
 11-15-37                             6.65              1,080,000           1,127,962
Nextel Communications
 Series D
 08-01-15                             7.38                595,000             527,319
Nielsen Finance LLC
 08-01-14                            10.00                200,000(n)          206,000
NiSource Finance
 09-15-17                             5.25                250,000             240,260
 01-15-19                             6.80                700,000             738,955
Northern States Power
 1st Mtge Series B
 08-28-12                             8.00                515,000             597,604
Northwest Pipeline
 Sr Unsecured
 04-15-17                             5.95              1,085,000           1,155,757
NRG Energy
 02-01-16                             7.38                770,000             765,188
Omnicare
 12-15-13                             6.75                405,000             392,850
Petrohawk Energy
 08-01-14                            10.50                480,000             520,800
PPL Electric Utilities
 1st Mtge
 11-30-13                             7.13              2,850,000           3,285,969
Quicksilver Resources
 08-01-15                             8.25                245,000(n)          239,181
Qwest
 Sr Unsecured
 10-01-14                             7.50                175,000             176,750
Range Resources
 05-15-19                             8.00                515,000             534,313
Regal Cinemas
 07-15-19                             8.63                200,000(d,n)        207,000
Renaissance Home Equity Loan Trust
 Series 2005-4 Cl A3
 02-25-36                             5.57                435,469             419,253
Reynolds Group DL Escrow/LLC
 Sr Secured
 10-15-16                             7.75                460,000(d,g)        453,997


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
UNITED STATES (CONT.)
RR Donnelley & Sons
 Sr Unsecured
 01-15-17                             6.13%            $2,190,000          $2,146,767
SandRidge Energy
 06-01-18                             8.00                370,000(d)          367,225
Santander Drive Auto Receivables Trust
 Series 2007-1 Cl A4 (FGIC)
 09-15-14                             0.30              1,364,785(i,l)      1,333,673
SBA Telecommunications
 08-15-16                             8.00                 85,000(d)           87,975
 08-15-19                             8.25                 85,000(d,n)         88,825
Select Medical
 02-01-15                             7.63                490,000             461,825
Sierra Pacific Power
 Series M
 05-15-16                             6.00              2,935,000           3,148,744
Southern California Gas
 1st Mtge
 03-15-14                             5.50                845,000             931,172
Southern Natural Gas
 Sr Unsecured
 04-01-17                             5.90              2,131,000(d)        2,176,714
Speedway Motorsports
 Sr Unsecured
 06-01-16                             8.75                435,000(d)          453,488
Sprint Nextel
 Sr Unsecured
 08-15-17                             8.38                150,000             144,750
Structured Asset Securities
 Collateralized Mtge Obligation
 Series 2003-33H Cl 1A1
 10-25-33                             5.50              1,176,228(f)        1,194,239
Tampa Electric
 Sr Unsecured
 05-15-18                             6.10                620,000             671,714
Toledo Edison
 Sr Secured
 05-15-37                             6.15                450,000             456,834
Toyota Motor Credit
 (European Monetary Unit)
 02-12-10                             4.00                150,000             222,143
Transcontinental Gas Pipe Line LLC
 Sr Unsecured
 04-15-16                             6.40              3,590,000           3,955,925
TransDigm Group
 07-15-14                             7.75               $200,000(d)          202,000
U.S. Treasury
 06-30-11                             1.13              7,000,000(n)        7,051,135
 09-30-11                             1.00                670,000(n)          671,884
 07-15-12                             1.50              2,130,000           2,143,645
 04-30-14                             1.88              2,400,000(n)        2,374,313
 05-31-14                             2.25                510,000             512,191
 06-30-14                             2.63              1,190,000           1,212,778
 07-31-14                             2.63                935,000(n)          951,801
 09-30-14                             2.38              1,880,000           1,887,564
 02-15-15                             4.00              2,115,000(n)        2,283,208
 06-30-16                             3.25                800,000             818,250
 08-15-19                             3.63                885,000(n)          902,009
 08-15-23                             6.25              8,300,000          10,293,295
 05-15-39                             4.25              1,650,000           1,653,868
US Cellular
 Sr Unsecured
 12-15-33                             6.70                165,000             159,518
Verizon New York
 Sr Unsecured Series A
 04-01-12                             6.88              2,380,000           2,597,869
Verizon New York
 Sr Unsecured Series B
 04-01-32                             7.38                855,000             922,849
Volkswagen Auto Lease Trust
 Series 2009-A Cl A3
 04-16-12                             3.41                725,000             746,580
Wachovia Bank Commercial Mtge Trust
 Series 2005-C20 Cl A5
 07-15-42                             5.09                800,000(f)          822,841
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl APB
 03-15-45                             5.58                500,000(f)          504,203
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl APB
 07-15-45                             5.73                900,000(f)          910,395
Wells Fargo & Co
 (British Pound) Sr Unsecured
 11-30-10                             4.75              1,300,000           2,179,983
Wells Fargo & Co
 (European Monetary Unit) Sr Unsecured
 11-03-16                             4.13                330,000             482,226


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
26  RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
UNITED STATES (CONT.)
Wells Fargo & Co
 Sr Unsecured
 12-11-17                             5.63%              $720,000            $748,873
Windstream
 08-01-16                             8.63                315,000             323,663
 03-15-19                             7.00                 40,000(n)           37,950
                                                                      ---------------
Total                                                                     184,528,040
-------------------------------------------------------------------------------------

URUGUAY (0.2%)
Republic of Uruguay
 11-18-22                             8.00                450,000(n)          508,500
Republica Orient Uruguay
 Sr Unsecured
 03-21-36                             7.63                275,000(n)          296,313
                                                                      ---------------
Total                                                                         804,813
-------------------------------------------------------------------------------------

VENEZUELA (0.4%)
Petroleos de Venezuela
 04-12-17                             5.25              1,190,000             697,340
Republic of Venezuela
 02-26-16                             5.75                620,000             416,950
Republic of Venezuela
 Sr Unsecured
 10-08-14                             8.50                160,000             136,400
 05-07-23                             9.00                931,000(n)          667,899
                                                                      ---------------
Total                                                                       1,918,589
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $464,995,621)                                                     $497,249,265
-------------------------------------------------------------------------------------



SENIOR LOANS (0.1%)(j)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
UNITED STATES
Charter Communications Operating LLC
 Term Loan
 03-06-14                             6.25%              $104,419             $94,923
Fairpoint Communications
 Tranche B Term Loan
 03-31-15                             5.00                558,658(b)          448,636
-------------------------------------------------------------------------------------
TOTAL SENIOR LOANS
(Cost: $405,806)                                                             $543,559
-------------------------------------------------------------------------------------





MONEY MARKET FUND (2.4%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.25%              12,266,930(p)        $12,266,930
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $12,266,930)                                                       $12,266,930
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (5.3%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     27,373,804           $27,373,804
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $27,373,804)                                                       $27,373,804
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $505,042,161)(q)                                                  $537,433,558
=====================================================================================





                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

INVESTMENTS IN DERIVATIVES


FUTURES CONTRACTS OUTSTANDING AT OCT. 31, 2009



                              NUMBER OF                                  UNREALIZED
                              CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION        LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
-------------------------------------------------------------------------------------
Euro-Bobl, 5-year                 58         $9,867,815    Dec. 2009          $30,504
Euro-Bund, 10-year                23          4,125,643    Dec. 2009            8,934
Japanese Govt Bond, 10-
  year                             6          9,198,313    Dec. 2009          (66,776)
U.S. Treasury Note, 5-
  year                           (27)        (3,144,235)   Jan. 2010          (21,134)
-------------------------------------------------------------------------------------
Total                                                                        $(48,472)
-------------------------------------------------------------------------------------



FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCT. 31, 2009



                         CURRENCY TO             CURRENCY TO         UNREALIZED     UNREALIZED
EXCHANGE DATE           BE DELIVERED             BE RECEIVED        APPRECIATION   DEPRECIATION
-----------------------------------------------------------------------------------------------
Nov. 16, 2009                     229,621                 400,000           $--         $(3,077)
                              U.S. Dollar          Brazilian Real
-----------------------------------------------------------------------------------------------
Nov. 17, 2009                      89,000                 131,666           702              --
                   European Monetary Unit             U.S. Dollar
-----------------------------------------------------------------------------------------------

Nov. 19, 2009                   2,935,869               3,025,000            --        (142,616)
                              U.S. Dollar         Canadian Dollar
-----------------------------------------------------------------------------------------------

Dec. 3, 2009                    1,880,000               1,734,958        47,958              --
                        Australian Dollar             U.S. Dollar
-----------------------------------------------------------------------------------------------

Dec. 3, 2009                    2,300,000               1,736,270        89,565              --
                       New Zealand Dollar             U.S. Dollar
-----------------------------------------------------------------------------------------------

Dec. 4, 2009                   17,394,372           1,591,585,000       288,716              --
                              U.S. Dollar            Japanese Yen
-----------------------------------------------------------------------------------------------

Dec. 8, 2009                    1,050,000               1,742,628        19,637              --
                            British Pound             U.S. Dollar
-----------------------------------------------------------------------------------------------

Dec. 8, 2009                    1,742,628               1,175,154            --         (13,431)
                              U.S. Dollar  European Monetary Unit
-----------------------------------------------------------------------------------------------

Dec. 8, 2009                    2,583,598              34,150,000            --          (8,886)
                              U.S. Dollar            Mexican Peso
-----------------------------------------------------------------------------------------------

Dec. 10, 2009                   1,394,451               1,950,000            --          (3,584)
                              U.S. Dollar        Singapore Dollar
-----------------------------------------------------------------------------------------------
Total                                                                  $446,578       $(171,594)
-----------------------------------------------------------------------------------------------





See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
28  RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2009, the value of these securities amounted to $39,969,109 or 7.7% of net assets.

(e) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. The interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Oct. 31, 2009.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) At Oct. 31, 2009, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $453,997. See Note 2 to the financial statements.

(h) This is a variable rate security that entitles holders to receive only interest payments. Interest is paid annually. The interest payment is based on the Gross Domestic Product (GDP) level of the previous year for the respective country. To the extent that the previous year's GDP exceeds the 'base case GDP', an interest payment is made equal to 0.012225 of the difference.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Oct. 31, 2009.

(j) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.


--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT  29

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(k) At Oct. 31, 2009, investments in securities included securities valued at $322,792 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(l) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

     AMBAC  --   Ambac Assurance Corporation
     FGIC   --   Financial Guaranty Insurance Company
     FSA    --   Financial Security Assurance
     MBIA   --   MBIA Insurance Corporation


(m) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(n) At Oct. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(o)  This position is in bankruptcy.

(p) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2009.

(q) At Oct. 31, 2009, the cost of securities for federal income tax purposes was $512,644,015 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $30,302,200
     Unrealized depreciation                          (5,512,657)
     -----------------------------------------------------------
     Net unrealized appreciation                     $24,789,543
     -----------------------------------------------------------




--------------------------------------------------------------------------------
30  RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable

--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT  31

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Oct. 31, 2009:

                                                FAIR VALUE AT OCT. 31, 2009
                             ----------------------------------------------------------------
                                  LEVEL 1           LEVEL 2
                               QUOTED PRICES         OTHER          LEVEL 3
                                 IN ACTIVE        SIGNIFICANT     SIGNIFICANT
                                MARKETS FOR       OBSERVABLE     UNOBSERVABLE
DESCRIPTION                  IDENTICAL ASSETS       INPUTS          INPUTS           TOTAL
---------------------------------------------------------------------------------------------
Bonds
  Foreign Government
    Obligations &
    Agencies                            $--      $268,239,653            $--     $268,239,653
  U.S. Government
    Obligations &
    Agencies                     32,755,940         7,129,783             --       39,885,723
  Asset-Backed Securities                --        16,742,037      2,060,678       18,802,715
  Commercial Mortgage-
    Backed Securities                    --        12,923,516             --       12,923,516
  Residential Mortgage-
    Backed Securities                    --        38,554,919             --       38,554,919
  Corporate Debt
    Securities                           --       118,842,739             --      118,842,739
---------------------------------------------------------------------------------------------
Total Bonds                      32,755,940       462,432,647      2,060,678      497,249,265
---------------------------------------------------------------------------------------------
Other
  Senior Loans                           --           543,559             --          543,559
  Affiliated Money Market
    Fund(a)                      12,266,930                --             --       12,266,930
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                         27,373,804                --             --       27,373,804
---------------------------------------------------------------------------------------------
Total Other                      39,640,734           543,559             --       40,184,293
---------------------------------------------------------------------------------------------
Investments in Securities        72,396,674       462,976,206      2,060,678      537,433,558
Other Financial
  Instruments(b)                    (48,472)          274,984             --          226,512
---------------------------------------------------------------------------------------------
Total                           $72,348,202      $463,251,190     $2,060,678     $537,660,070
---------------------------------------------------------------------------------------------


(a) Money market fund that is a sweep investment for cash balances in the Fund at Oct. 31, 2009.
(b) Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.


--------------------------------------------------------------------------------
32  RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                              RESIDENTIAL         OTHER
                            ASSET-BACKED    MORTGAGE-BACKED     FINANCIAL
                             SECURITIES        SECURITIES      INSTRUMENTS       TOTAL
----------------------------------------------------------------------------------------
Balance as of Oct. 31,
  2008                       $2,673,757        $1,962,556        $28,672      $4,664,985
  Accrued
    discounts/premiums              698           (22,473)            --         (21,775)
  Realized gain (loss)            7,748           (63,026)              *        (55,278)
  Change in unrealized
    appreciation
    (depreciation)**            508,423           130,832        (28,672)        610,583
  Net purchases (sales)      (1,129,948)         (135,844)            --      (1,265,792)
  Transfers in and/or
    out of Level 3                   --        (1,872,045)            --      (1,872,045)
----------------------------------------------------------------------------------------
Balance as of Oct. 31,
  2009                       $2,060,678               $--            $--      $2,060,678
----------------------------------------------------------------------------------------


* The realized gain (loss) earned during the period from Nov. 1, 2008 to Oct. 31, 2009 for Other Financial Instruments was $159,716.
** Change in unrealized appreciation (depreciation) relating to securities held at Oct. 31, 2009 was $449,829.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT  33

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCT. 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $465,401,427)             $497,792,824
  Affiliated money market fund (identified cost $12,266,930)         12,266,930
  Investments of cash collateral received for securities on loan
    (identified cost $27,373,804)                                    27,373,804
-------------------------------------------------------------------------------
Total investments in securities (identified cost $505,042,161)      537,433,558
Cash                                                                     23,043
Foreign currency holdings (identified cost $1,226,392)                1,209,646
Capital shares receivable                                               670,414
Dividends and accrued interest receivable                             6,820,579
Receivable for investment securities sold                             1,217,507
Variation margin receivable on futures contracts                         39,518
Unrealized appreciation on forward foreign currency contracts           446,578
-------------------------------------------------------------------------------
Total assets                                                        547,860,843
-------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                  576,437
Payable for investment securities purchased                           1,132,258
Payable upon return of securities loaned                             27,373,804
Unrealized depreciation on forward foreign currency contracts           171,594
Accrued investment management services fees                              10,023
Accrued distribution fees                                                 3,114
Accrued transfer agency fees                                              2,209
Accrued administrative services fees                                      1,133
Accrued plan administration services fees                                     1
Other accrued expenses                                                  119,887
-------------------------------------------------------------------------------
Total liabilities                                                    29,390,460
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $518,470,383
-------------------------------------------------------------------------------



--------------------------------------------------------------------------------
34  RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


REPRESENTED BY
Capital stock -- $.01 par value                                    $    729,980
Additional paid-in capital                                          504,021,025
Excess of distributions over net investment income                   (1,411,247)
Accumulated net realized gain (loss)                                (17,619,182)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                         32,749,807
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $518,470,383
-------------------------------------------------------------------------------
*Including securities on loan, at value                            $ 37,354,966
-------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $252,772,959           35,605,039                       $7.10(1)
Class B                     $ 29,976,819            4,198,213                       $7.14
Class C                     $  5,556,941              784,634                       $7.08
Class I                     $169,716,515           23,886,385                       $7.11
Class R4                    $    168,713               23,740                       $7.11
Class W                     $ 60,278,436            8,500,017                       $7.09
-----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $7.45. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT  35

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED OCT. 31, 2009


INVESTMENT INCOME
Income:
Interest                                                           $ 19,934,295
Income distributions from affiliated money market fund                   28,837
Income from securities lending -- net                                    47,978
  Less foreign taxes withheld                                           (20,187)
-------------------------------------------------------------------------------
Total income                                                         19,990,923
-------------------------------------------------------------------------------
Expenses:
Investment management services fees                                   3,551,274
Distribution fees
  Class A                                                               593,225
  Class B                                                               367,588
  Class C                                                                44,351
  Class W                                                               147,100
Transfer agency fees
  Class A                                                               605,574
  Class B                                                                99,898
  Class C                                                                11,587
  Class R4                                                                   66
  Class W                                                               117,680
Administrative services fees                                            401,109
Plan administration services fees -- Class R4                               332
Compensation of board members                                            15,416
Custodian fees                                                          113,625
Printing and postage                                                     84,000
Registration fees                                                        55,597
Professional fees                                                        47,065
Other                                                                    48,391
-------------------------------------------------------------------------------
Total expenses                                                        6,303,878
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                         (397,927)
  Earnings and bank fee credits on cash balances                             (3)
-------------------------------------------------------------------------------
Total net expenses                                                    5,905,948
-------------------------------------------------------------------------------
Investment income (loss) -- net                                      14,084,975
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                             (11,739,111)
  Foreign currency transactions                                       4,219,323
  Futures contracts                                                     590,290
-------------------------------------------------------------------------------
Net realized gain (loss) on investments                              (6,929,498)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 96,312,630
-------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                89,383,132
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $103,468,107
-------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
36  RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED OCT. 31,                                                         2009           2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $  14,084,975  $  24,285,681
Net realized gain (loss) on investments                               (6,929,498)     9,721,813
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                  96,312,630   (100,650,487)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      103,468,107    (66,642,993)
-----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                          (14,451,166)    (8,771,172)
    Class B                                                           (2,363,547)    (1,230,738)
    Class C                                                             (247,912)       (86,601)
    Class I                                                          (12,198,283)    (7,773,703)
    Class R4                                                              (7,374)        (4,806)
    Class W                                                           (5,231,186)    (4,581,936)
-----------------------------------------------------------------------------------------------
Total distributions                                                  (34,499,468)   (22,448,956)
-----------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT  37

STATEMENTS OF CHANGES IN NET ASSETS (continued) --------------------------------

YEAR ENDED OCT. 31,                                                         2009           2008
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $  34,656,103  $  96,488,332
  Class B shares                                                       4,760,950     26,745,270
  Class C shares                                                       1,892,530      4,044,562
  Class I shares                                                      44,757,560    171,903,867
  Class R4 shares                                                         42,421         95,770
  Class W shares                                                      47,318,890    259,629,317
Reinvestment of distributions at net asset value
  Class A shares                                                      13,585,257      8,236,440
  Class B shares                                                       2,243,075      1,157,449
  Class C shares                                                         228,357         78,743
  Class I shares                                                      12,197,728      7,773,342
  Class R4 shares                                                          7,374          4,806
  Class W shares                                                       5,230,912      4,581,771
Conversions from Class B to Class A
  Class A shares                                                       6,603,705      7,205,956
  Class B shares                                                      (6,603,705)    (7,205,956)
Payments for redemptions
  Class A shares                                                     (83,721,233)   (90,849,153)
  Class B shares                                                     (17,508,600)   (19,987,187)
  Class C shares                                                      (1,461,886)    (1,808,860)
  Class I shares                                                    (115,655,803)  (106,857,080)
  Class R4 shares                                                        (18,796)       (79,105)
  Class W shares                                                    (135,568,998)  (155,446,712)
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions   (187,014,159)   205,711,572
-----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             (118,045,520)   116,619,623
Net assets at beginning of year                                      636,515,903    519,896,280
-----------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 518,470,383  $ 636,515,903
-----------------------------------------------------------------------------------------------
Undistributed (excess of distributions over) net investment
  income                                                           $  (1,411,247) $  18,465,762
-----------------------------------------------------------------------------------------------



Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
38  RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                    YEAR ENDED OCT. 31,
CLASS A                                            ----------------------------------------------------
PER SHARE DATA                                      2009        2008        2007       2006       2005
Net asset value, beginning of period                $6.16       $6.89      $6.60      $6.59       $7.02
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .17         .22        .20        .19         .16
Net gains (losses) (both realized and
 unrealized)                                         1.15        (.73)       .35        .14        (.23)
-------------------------------------------------------------------------------------------------------
Total from investment operations                     1.32        (.51)       .55        .33        (.07)
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.38)       (.22)      (.26)      (.32)       (.36)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.10       $6.16      $6.89      $6.60       $6.59
-------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       22.12%      (7.66%)     8.63%      5.17%      (1.18%)
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                               1.36%       1.32%      1.37%      1.39%       1.37%
-------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                            1.25%       1.25%      1.25%      1.25%       1.35%
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.72%       3.26%      3.08%      2.77%       2.42%
-------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $253        $249       $259       $276        $353
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               69%         75%        77%        68%         73%
-------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT  39

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                    YEAR ENDED OCT. 31,
CLASS B                                            ----------------------------------------------------
PER SHARE DATA                                      2009        2008        2007       2006       2005
Net asset value, beginning of period                $6.23       $6.96      $6.67      $6.59       $7.02
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .13         .17        .15        .13         .10
Net gains (losses) (both realized and
 unrealized)                                         1.15        (.73)       .35        .16        (.23)
-------------------------------------------------------------------------------------------------------
Total from investment operations                     1.28        (.56)       .50        .29        (.13)
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.37)       (.17)      (.21)      (.21)       (.30)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.14       $6.23      $6.96      $6.67       $6.59
-------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       21.14%      (8.28%)     7.68%      4.45%      (1.98%)
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                               2.13%       2.09%      2.13%      2.16%       2.13%
-------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                            2.01%       2.01%      2.01%      2.02%       2.12%
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.00%       2.49%      2.30%      1.98%       1.65%
-------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $30         $42        $47        $63        $111
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               69%         75%        77%        68%         73%
-------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
40  RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                    YEAR ENDED OCT. 31,
CLASS C                                            ----------------------------------------------------
PER SHARE DATA                                      2009        2008        2007       2006       2005
Net asset value, beginning of period                $6.18       $6.91      $6.62      $6.57       $6.99
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .13         .17        .15        .14         .11
Net gains (losses) (both realized and
 unrealized)                                         1.14        (.73)       .35        .13        (.22)
-------------------------------------------------------------------------------------------------------
Total from investment operations                     1.27        (.56)       .50        .27        (.11)
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.37)       (.17)      (.21)      (.22)       (.31)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.08       $6.18      $6.91      $6.62       $6.57
-------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       21.15%      (8.27%)     7.75%      4.25%      (1.83%)
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                               2.12%       2.08%      2.13%      2.16%       2.14%
-------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                            2.01%       2.01%      2.01%      2.02%       2.12%
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.94%       2.51%      2.32%      2.00%       1.65%
-------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $6          $4         $3         $3          $4
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               69%         75%        77%        68%         73%
-------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT  41

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                   YEAR ENDED OCT. 31,
CLASS I                                            ---------------------------------------------------
PER SHARE DATA                                      2009        2008        2007       2006       2005
Net asset value, beginning of period                $6.14       $6.87      $6.59      $6.61      $7.03
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .20         .25        .23        .21        .19
Net gains (losses) (both realized and
 unrealized)                                         1.15        (.73)       .34        .14       (.22)
------------------------------------------------------------------------------------------------------
Total from investment operations                     1.35        (.48)       .57        .35       (.03)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.38)       (.25)      (.29)      (.37)      (.39)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.11       $6.14      $6.87      $6.59      $6.61
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       22.83%      (7.30%)     8.91%      5.52%      (.56%)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                                .86%        .85%       .87%       .88%       .91%
------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                             .82%        .82%       .87%       .88%       .91%
------------------------------------------------------------------------------------------------------
Net investment income (loss)                        3.16%       3.68%      3.47%      3.18%      2.87%
------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $170        $206       $157       $145        $89
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               69%         75%        77%        68%        73%
------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
42  RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                    YEAR ENDED OCT. 31,
CLASS R4                                           ----------------------------------------------------
PER SHARE DATA                                      2009        2008        2007       2006       2005
Net asset value, beginning of period                $6.16       $6.89      $6.60      $6.61       $7.04
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .18         .25        .22        .20         .16
Net gains (losses) (both realized and
 unrealized)                                         1.15        (.72)       .35        .13        (.22)
-------------------------------------------------------------------------------------------------------
Total from investment operations                     1.33        (.47)       .57        .33        (.06)
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.38)       (.26)      (.28)      (.34)       (.37)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.11       $6.16      $6.89      $6.60       $6.61
-------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       22.42%      (7.19%)     8.84%      5.29%      (1.00%)
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                               1.16%       1.14%      1.17%      1.20%       1.20%
-------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                            1.06%        .87%      1.08%      1.08%       1.18%
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.86%       3.64%      3.27%      2.95%       2.60%
-------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--        $--        $--         $--
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               69%         75%        77%        68%         73%
-------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT  43

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                         YEAR ENDED OCT. 31,
CLASS W                                            -------------------------------
PER SHARE DATA                                      2009        2008       2007(c)
Net asset value, beginning of period                $6.15       $6.88       $6.79
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .17         .22         .20
Net gains (losses) (both realized and
 unrealized)                                         1.14        (.73)        .17
----------------------------------------------------------------------------------
Total from investment operations                     1.31        (.51)        .37
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.37)       (.22)       (.28)
----------------------------------------------------------------------------------
Net asset value, end of period                      $7.09       $6.15       $6.88
----------------------------------------------------------------------------------
TOTAL RETURN                                       22.04%      (7.62%)      5.71%
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                               1.30%       1.30%       1.35%(d)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                            1.27%       1.27%       1.26%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                        2.70%       3.27%       3.34%(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $60        $135         $54
----------------------------------------------------------------------------------
Portfolio turnover rate                               69%         75%         77%
----------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(c) For the period from Dec. 1, 2006 (inception date) to Oct. 31, 2007.
(d) Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
44  RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

RiverSource Global Bond Fund (the Fund) is a series of RiverSource Global Series, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a non-diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Fund's Board of Directors (the Board). The Fund invests primarily in debt obligations of U.S. and foreign issuers.

The Fund offers Class A, Class B, Class C, Class I, Class R4 and Class W shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors.

- Class W shares are offered without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At Oct. 31, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and affiliated funds-of-funds in the RiverSource Family of Funds owned 100% of Class I shares and approximately 33% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.


--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM )(Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have a material effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before

--------------------------------------------------------------------------------
46  RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2009, foreign currency holdings consisted of multiple denominations, primarily European monetary units.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Oct. 31, 2009, the Fund has outstanding when-issued securities of $453,997.


--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income, if any, is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.


--------------------------------------------------------------------------------
48  RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount, if any, reflected in the Statement of Assets and Liabilities.

FUTURES TRANSACTIONS
The Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities, interest rates or foreign currencies. The Fund may also buy and write put and call options on these futures contracts. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Upon entering into futures contracts, the Fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT OCT. 31, 2009


                            ASSET DERIVATIVES              LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
Foreign exchange     Unrealized                       Unrealized
  contracts          appreciation on                  depreciation on
                     forward foreign                  forward foreign
                     currency contracts    $446,578   currency contracts    $171,594
-------------------------------------------------------------------------------------------
Interest rate        Net                              Net
  contracts          assets -- unrealiz-              assets -- unrealiz-
                     ed appreciation            N/A   ed depreciation         48,472*
-------------------------------------------------------------------------------------------
TOTAL                                      $446,578                         $220,066
-------------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCT. 31, 2009


      AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
------------------------------------------------------------------------------
RISK EXPOSURE                     FORWARD CURRENCY
CATEGORY                              CONTRACTS      FUTURES     TOTAL
------------------------------------------------------------------------------
Foreign exchange contracts           $6,108,962     $     --  $6,108,962
------------------------------------------------------------------------------
Interest rate contracts                      --      590,290  $  590,290
------------------------------------------------------------------------------
Total                                $6,108,962     $590,290  $6,699,252
------------------------------------------------------------------------------




--------------------------------------------------------------------------------
50  RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

 CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN
                                     INCOME
-------------------------------------------------------------------------------
RISK EXPOSURE                    FORWARD CURRENCY
CATEGORY                             CONTRACTS      FUTURES      TOTAL
-------------------------------------------------------------------------------
Foreign exchange contracts          $(1,045,299)   $      --  $(1,045,299)
-------------------------------------------------------------------------------
Interest rate contracts                      --     (526,691) $  (526,691)
-------------------------------------------------------------------------------
TOTAL                               $(1,045,299)   $(526,691) $(1,571,990)
-------------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY CONTRACTS
The gross notional amount of contracts outstanding was $31.6 million at Oct. 31, 2009. The monthly average gross notional amount for these contracts was $41.1 million for the year ended Oct. 31, 2009. The fair value of these contracts on Oct. 31, 2009 is set forth in the table above.

FUTURES
The gross notional amount of long and short contracts outstanding was $23.2 million and $3.1 million, respectively, at Oct. 31, 2009. The monthly average gross notional contract amounts for long and short contracts was $35.1 million and $13.8 million, respectively, for the year ended Oct. 31, 2009. The fair value of such contracts on Oct. 31, 2009 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.72% to 0.52% as the Fund's net assets increase. The management fee for the year ended Oct. 31, 2009 was 0.71% of the Fund's average daily net assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee for the year ended Oct. 31, 2009 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited

--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

administrative services to the Fund and the Board. For the year ended Oct. 31, 2009, other expenses paid to this company were $4,332.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $20.50 for Class A, $21.50 for Class B and $21.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.


--------------------------------------------------------------------------------
52  RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,158,000 and $52,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $194,251 for Class A, $23,342 for Class B and $819 for Class C for the year ended Oct. 31, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Oct. 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class A.............................................  1.25%
Class B.............................................  2.01
Class C.............................................  2.01
Class I.............................................  0.82
Class R4............................................  1.06
Class W.............................................  1.27


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A..........................................  $177,967
Class B..........................................    29,828
Class C..........................................     3,326


The waived/reimbursed fees and expenses for plan administration services fees at the class level were as follows:

Class R4............................................  $77


The management fees waived/reimbursed at the Fund level were $186,729.

Under an agreement which was effective until Oct. 31, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses

--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


such that net expenses (excluding fees and expenses of acquired funds*), would not exceed the following percentage of the class' average daily net assets:

Class A.............................................  1.25%
Class B.............................................  2.01
Class C.............................................  2.01
Class I.............................................  0.82
Class R4............................................  1.12
Class W.............................................  1.27


Effective Nov. 1, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Dec. 31, 2010, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), will not exceed the following percentage of the class' average daily net assets:

Class A.............................................  1.25%
Class B.............................................  2.02
Class C.............................................  2.01
Class I.............................................  0.82
Class R4............................................  1.12
Class W.............................................  1.27


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS CREDITS AND CUSTODIAN FEES
During the year ended Oct. 31, 2009, the Fund's custodian fees were reduced by $3 as a result of earnings credits from overnight cash balances. Effective Dec. 15, 2008, the Fund pays custodian fees to JPMorgan Chase Bank, N.A. For the period from Nov. 1, 2008 to Dec. 15, 2008, the Fund paid custodian fees amounting to $13,048 to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $340,069,492 and $544,906,565, respectively, for the year ended Oct. 31, 2009. Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
54  RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                          YEAR ENDED     YEAR ENDED
                                        OCT. 31, 2009  OCT. 31, 2008*
---------------------------------------------------------------------
CLASS A
Sold                                       5,231,964      13,942,439
Converted from Class B shares**              969,818       1,036,828
Reinvested distributions                   2,146,170       1,211,499
Redeemed                                 (13,137,526)    (13,367,693)
---------------------------------------------------------------------
Net increase (decrease)                   (4,789,574)      2,823,073
---------------------------------------------------------------------

CLASS B
Sold                                         725,964       3,822,733
Reinvested distributions                     349,934         168,457
Converted to Class A shares**               (962,748)     (1,025,029)
Redeemed                                  (2,725,361)     (2,901,312)
---------------------------------------------------------------------
Net increase (decrease)                   (2,612,211)         64,849
---------------------------------------------------------------------

CLASS C
Sold                                         281,159         583,922
Reinvested distributions                      35,905          11,530
Redeemed                                    (227,718)       (267,833)
---------------------------------------------------------------------
Net increase (decrease)                       89,346         327,619
---------------------------------------------------------------------

CLASS I
Sold                                       6,812,712      25,302,709
Reinvested distributions                   1,933,079       1,145,677
Redeemed                                 (18,357,075)    (15,862,285)
---------------------------------------------------------------------
Net increase (decrease)                   (9,611,284)     10,586,101
---------------------------------------------------------------------

CLASS R4
Sold                                           6,358          13,757
Reinvested distributions                       1,165             706
Redeemed                                      (3,012)        (11,545)
---------------------------------------------------------------------
Net increase (decrease)                        4,511           2,918
---------------------------------------------------------------------

CLASS W
Sold                                       7,283,695      37,609,351
Reinvested distributions                     826,368         674,090
Redeemed                                 (21,598,586)    (24,172,875)
---------------------------------------------------------------------
Net increase (decrease)                  (13,488,523)     14,110,566
---------------------------------------------------------------------


 * Certain line items from the prior year have been renamed to conform to the current year presentation.
** Automatic conversion of Class B shares to Class A shares based on the original purchase date.


--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

7. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Oct. 31, 2009, securities valued at $37,354,966 were on loan, secured by U.S. government securities valued at $11,157,582 and by cash collateral of $27,373,804 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $47,978 earned from securities lending from Dec. 1, 2008 through Oct. 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Prior to Dec. 1, 2008, the Investment Manager served as securities lending agent for the Fund under the Securities Lending Agency Agreement. For the period from Nov. 1, 2008 through Nov. 30, 2008, the Fund had no securities on loan.


--------------------------------------------------------------------------------
56  RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $209,516,997 and $204,173,170, respectively, for the year ended Oct. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Oct. 31, 2009, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (A) 1.25% per annum plus (B) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2009.


--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT  57

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, foreign currency transactions, foreign tax credits and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of distributions over net investment income has been decreased by $537,484 and accumulated net realized loss has been increased by $537,484.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                           2009         2008
------------------------------------------------------------------
Ordinary income.........................  $34,499,468  $22,448,956
Long-term capital gain..................           --           --


At Oct. 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..................  $  3,905,407
Undistributed accumulated long-term gain.......  $         --
Accumulated realized loss......................  $(15,099,745)
Unrealized appreciation (depreciation).........  $ 24,913,716


For federal income tax purposes, the Fund had a capital loss carry-over of $15,099,745 at Oct. 31, 2009, that if not offset by capital gains will expire as follows:


   2010         2014         2016          2017
$3,665,049    $498,771    $2,328,738    $8,607,187


It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.


--------------------------------------------------------------------------------
58  RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

11. RISKS RELATING TO CERTAIN INVESTMENTS

DIVERSIFICATION RISK
The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

12. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Dec. 21, 2009, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

13. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On

--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT  59

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then

--------------------------------------------------------------------------------
60  RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT  61

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE GLOBAL BOND FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Global Bond Fund (the Fund) (one of the portfolios constituting the RiverSource Global Series, Inc.) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
62  RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Global Fund of the RiverSource Global Series, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 21, 2009


--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT  63

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................       0.00%
    Dividends Received Deduction for corporations................       0.00%
    U.S. Government Obligations..................................       3.82%
    Foreign taxes paid...........................................     $16,798
    Foreign source income........................................  $2,247,727


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
64  RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT  65

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
66  RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds (for RiverSource and Threadneedle funds) or seligman.com (for Seligman funds).

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 44                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT  67

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Ameriprise Certificate Company and RiverSource Service
New York, NY 10010                               Corporation since 2009; Chief Compliance Officer for
Age 58                                           each of the Seligman funds since 2004; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
68  RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                          RIVERSOURCE GLOBAL BOND FUND -- 2009 ANNUAL REPORT  69

RIVERSOURCE GLOBAL BOND FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Fund Distributors, Inc., Member
                                FINRA, and managed by RiverSource Investments, LLC.
                                RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C)2009 RiverSource Investments, LLC.                            S-6309 AF (12/09)

Annual Report
and Prospectus                                               (THREADNEEDLE LOGO)

THREADNEEDLE
EMERGING MARKETS FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2009
(Prospectus also enclosed)

THREADNEEDLE EMERGING MARKETS FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2
Manager Commentary.................    5
The Fund's Long-term Performance...   12
Fund Expenses Example..............   14
Portfolio of Investments...........   17
Statement of Assets and
  Liabilities......................   25
Statement of Operations............   27
Statements of Changes in Net
  Assets...........................   29
Financial Highlights...............   31
Notes to Financial Statements......   38
Report of Independent Registered
  Public Accounting Firm...........   56
Federal Income Tax Information.....   58
Board Members and Officers.........   59
Proxy Voting.......................   63



RIVERSOURCE FAMILY OF FUNDS
Threadneedle Funds are a part of the RiverSource
Family of Funds that includes funds branded
"RiverSource," "RiverSource Partners," "Seligman" and
"Threadneedle." These funds share the same Board of Directors/Trustees and officers.


--------------------------------------------------------------------------------
                     THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Threadneedle Emerging Markets Fund (the Fund) Class A shares advanced 56.05%
  (excluding sales charge) for the 12 months ended Oct. 31, 2009.

> The Fund underperformed its benchmark, the Morgan Stanley Capital
  International (MSCI) Emerging Markets Index, (MSCI Emerging Markets Index), which advanced 64.63%.

> The Fund's peer group, represented by the Lipper Emerging Markets Funds Index, advanced 56.89% for the period.

ANNUALIZED TOTAL RETURNS (for period ended Oct. 31, 2009)
--------------------------------------------------------------------------------


                                 1 YEAR  3 YEARS  5 YEARS  10 YEARS
-------------------------------------------------------------------
Threadneedle Emerging Markets
  Fund
  Class A (excluding sales
     charge)                    +56.05%   +3.48%  +15.03%    +9.85%
-------------------------------------------------------------------
MSCI Emerging Markets Index
  (unmanaged)                   +64.63%   +6.66%  +17.16%   +11.48%
-------------------------------------------------------------------
Lipper Emerging Markets Funds
  Index                         +56.89%   +3.10%  +14.43%   +10.93%
-------------------------------------------------------------------


(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting riversource.com/funds or calling 1(800) 221-2450.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCT. 31, 2009
                                                                  SINCE
Without sales charge       1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  11/13/96)               +56.05%   +3.48%  +15.03%    +9.85%      N/A
-------------------------------------------------------------------------
Class B (inception
  11/13/96)               +55.08%   +2.67%  +14.12%    +9.02%      N/A
-------------------------------------------------------------------------
Class C (inception
  6/26/00)                +55.18%   +2.73%  +14.13%      N/A     +8.04%
-------------------------------------------------------------------------
Class I (inception
  3/4/04)                 +57.03%   +3.98%  +15.55%      N/A    +13.06%
-------------------------------------------------------------------------
Class R2 (inception
  8/3/09)                    N/A      N/A      N/A       N/A     +4.31%**
-------------------------------------------------------------------------
Class R4 (inception
  11/13/96)               +56.62%   +3.84%  +15.31%   +10.14%      N/A
-------------------------------------------------------------------------
Class R5 (inception
  08/1/08)                +57.12%     N/A      N/A       N/A    -10.98%
-------------------------------------------------------------------------

With sales charge
Class A (inception
  11/13/96)               +47.06%   +1.46%  +13.67%    +9.20%      N/A
-------------------------------------------------------------------------
Class B (inception
  11/13/96)               +49.96%   +2.05%  +13.88%    +9.02%      N/A
-------------------------------------------------------------------------
Class C (inception
  6/26/00)                +54.06%   +2.73%  +14.13%      N/A     +8.04%
-------------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R4 and Class R5 shares. Class I, Class R2, Class R4 and Class R5 shares are available to qualifying institutional investors only.

 *For classes with less than 10 years performance.
**Not annualized.


--------------------------------------------------------------------------------
                     THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
           X              LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.


--------------------------------------------------------------------------------
4  THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Threadneedle Emerging Markets Fund portfolio managers Julian Thompson and Jules Mort of Threadneedle International Limited (Threadneedle) discuss the Fund's results and positioning for the fiscal year ended Oct. 31, 2009. Threadneedle, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., acts as the subadviser to the Fund.

Dear Shareholders,

Threadneedle Emerging Markets Fund (the Fund) Class A shares advanced 56.05% (excluding sales charge) for the 12 months ended Oct. 31, 2009. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index, (MSCI Emerging Markets Index), which advanced 64.63%. The Fund's peer group, represented by the Lipper Emerging Markets Funds Index, advanced 56.89% for the period.

SIGNIFICANT PERFORMANCE FACTORS
The investment environment from the middle of 2008 through March 2009 was very difficult for emerging market equities. The financial crisis and economic slowdown made investors reluctant to take any risk and money already invested in emerging markets was rapidly moved back to the perceived safe haven of the U.S. Emerging market equities fell sharply in price before bottoming in early March 2009.


COUNTRY DIVERSIFICATION(1) (at Oct. 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Brazil                                     19.7%
------------------------------------------------
China                                      10.7%
------------------------------------------------
Egypt                                       0.7%
------------------------------------------------
Hong Kong                                   7.6%
------------------------------------------------
Hungary                                     0.8%
------------------------------------------------
India                                       6.4%
------------------------------------------------
Indonesia                                   2.8%
------------------------------------------------
Israel                                      0.7%
------------------------------------------------
Luxembourg                                  0.7%
------------------------------------------------
Malaysia                                    1.4%
------------------------------------------------
Mexico                                      3.9%
------------------------------------------------
Panama                                      0.8%
------------------------------------------------




--------------------------------------------------------------------------------
                     THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

COUNTRY DIVERSIFICATION(1) (at Oct. 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Poland                                      0.4%
------------------------------------------------
Russia                                     10.2%
------------------------------------------------
Singapore                                   0.9%
------------------------------------------------
South Africa                                5.6%
------------------------------------------------
South Korea                                10.7%
------------------------------------------------
Taiwan                                      8.1%
------------------------------------------------
Thailand                                    1.7%
------------------------------------------------
Turkey                                      1.8%
------------------------------------------------
United Kingdom                              1.4%
------------------------------------------------
United States                               0.8%
------------------------------------------------
Other(2)                                    2.2%
------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) as of Oct. 31, 2009. The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.

Several events contributed to an emerging markets recovery that has been even stronger than the rebound in developed market equities. First, China passed a very large fiscal and monetary stimulus package that successfully stimulated domestic demand. Second, emerging market economies were better positioned than in previous global crises. Because their financial systems were solvent, emerging market economies could reduce interest rates aggressively without weakening their currencies. Lower interest rates supported domestic demand, helping the economies stave off global recessionary pressures. Finally, in March, the G-20 (a group of finance ministers and central bank governors from developed and emerging market countries) made clear that they were not going to allow the financial collapse of Central and Eastern Europe -- a particularly vulnerable emerging market region due to weaker banking systems.

Rising commodity prices (copper, nickel, iron ore, oil) in 2009 further benefited commodity producing markets such as Brazil, Russia and South Africa. The weaker U.S. dollar, relative strength of emerging market currencies, benign domestic inflation and improved current account positioning all made emerging markets more attractive to foreign investors in the latter part of the fiscal year.


--------------------------------------------------------------------------------
6  THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

The Fund benefited from its exposure to emerging Europe, the Middle East and Africa, due mainly to an overweight and good stock selection in Russia, the region's best performer for the period. Also, the Fund was underweight in South Africa, which did not perform well. In Latin America, the Fund benefited from being overweight, relative to the MSCI Emerging Markets Index, but this was offset by unfavorable stock selection. Stock selection in Asia also detracted from relative return, though being underweight in Asia was advantageous.

In terms of sector contributions, positioning in the consumer discretionary sector had the largest positive effect on return relative to the MSCI Emerging Markets Index. Positioning in financials, consumer staples and telecommunication services also added to relative return. The information technology position was the primary detractor. Utilities was another area of weakness. Though the Fund was well-positioned with a smaller utilities weighting than the MSCI Emerging Markets Index, individual holdings performed poorly. Positioning in the health care, materials, energy and industrials sectors also detracted.

At the beginning of the Fund's fiscal year and at the start of calendar year 2009, there was little indication that emerging markets would rebound as

TOP TEN HOLDINGS (at Oct. 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Vale ADR (Brazil)                           3.9%
------------------------------------------------
Petroleo Brasileiro ADR (Brazil)            3.6%
------------------------------------------------
Samsung Electronics (South Korea)           3.3%
------------------------------------------------
China Mobile (Hong Kong)                    2.2%
------------------------------------------------
China Life Insurance Series H (China)       2.1%
------------------------------------------------
Itau Unibanco Holding (Brazil)              2.0%
------------------------------------------------
Hon Hai Precision Industry (Taiwan)         2.0%
------------------------------------------------
China Construction Bank Series H (China)    1.8%
------------------------------------------------
Cyrela Brazil Realty (Brazil)               1.7%
------------------------------------------------
Lojas Renner (Brazil)                       1.7%
------------------------------------------------


Excludes cash & cash equivalents.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
                     THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


strongly as they did. In retrospect, the Fund would have benefited if we had acted more quickly to position the portfolio for a strong recovery. In fact, performance relative to the MSCI Emerging Markets Index improved as we shifted the portfolio toward a more cyclical positioning. However, we were concerned that stresses on the global financial system would spill into the emerging markets and that some countries would not weather the difficulties as well as they ultimately did.

We believe it was prudent to take a defensive approach to protect capital in an unprecedented global crisis. The Fund delivered a strong absolute return, similar to that of its peers during the period. The defensive positioning explains why it lagged the MSCI Emerging Markets Index.

CHANGES TO THE FUND'S PORTFOLIO
We made no significant changes to the portfolio's regional composition. The portfolio's weighting in Latin America was larger than that of the MSCI Emerging Markets Index, while weightings in emerging Europe, Middle East and Africa and in Asia were smaller. At the margin, we reduced exposure in Asia, relative to the MSCI Emerging Markets Index, while increasing relative exposure to Latin America and slightly reducing exposure to emerging Europe, the Middle East and Africa. We also reduced the Fund's cash position as the global crisis subsided.

We made more notable changes to sector allocations. We increased the consumer discretionary weighting significantly, moving from a neutral position to an overweight, relative to the MSCI Emerging Markets Index. We also moved the financials position to an overweight. We increased the materials weighting, but it was still smaller than the MSCI Emerging Markets Index at fiscal year end. We reduced the overweight in health care stocks, making the position smaller than that of the MSCI Emerging Markets Index. We reduced the technology allocation to an underweight as well.

The portfolio is now positioned for a cyclical recovery in domestic economic activity within the emerging markets. Examples of stocks we believe can perform well in this environment include developer CYRELA BRAZIL REALTY, department store chain LOJAS RENNER and shopping mall developer MULTIPLAN, all in Brazil. The portfolio also holds X5 RETAIL GROUP, a discount retailer in Russia and ARCELIK, a white goods

--------------------------------------------------------------------------------
8  THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


manufacturer in Turkey. Arcelik makes products such as ovens, refrigerators and televisions and is benefiting as European consumers trade down to lower priced brands.

On a country basis, the Fund's allocations to Russia, Brazil and Turkey are larger than those of the benchmark. Economic activity in Russia has increased in the wake of higher oil prices, the devaluation of the ruble and lower interest rates. Though the Russian equity market recovered strongly in the latter part of the fiscal year, there are still a number of companies that we believe are attractively valued. We think Brazil's economy will also grow strongly 2009-2010 given the commodity price recovery, lower interest rates and the Brazilian currency remaining sound. Turkey offers excellent opportunities, in our view, because the financial system is very well capitalized, interest rates are down significantly and loan growth is high, which we believe should lead to increased domestic economic activity.

In keeping with the overall underweight in Asia, the portfolio's weightings in South Korea, China and Taiwan were smaller than those of the MSCI Emerging Markets Index at fiscal year end. South Korea and Taiwan's markets are typically dependent on U.S. and global consumers. We prefer companies and countries that have exposure to emerging market consumers. In China, many of the companies we look at seem relatively expensive. We think China's economic growth will be strong, but we see better investment opportunities in the countries China must import from in order to sustain its growth.



  The Fund benefited from its exposure to emerging Europe, the Middle East and Africa, due mainly to an overweight and good stock selection in Russia, the region's best performer for the period.






--------------------------------------------------------------------------------
                     THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

OUR FUTURE STRATEGY
Our outlook for the emerging market asset class is very favorable. Earnings forecasts for 2010 are already strong and, compared to results following previous crises, they actually appear conservative to us. We anticipate that earnings forecasts across the emerging markets could rise.

We believe emerging markets are at the beginning of a multi-year cycle in loan and consumer spending growth and that their economic growth will outpace growth in the developed world. Despite recent sharp gains, price-to-earnings ratios on emerging market equities are at significant discounts to their five-year average, indicating there is room for further equity appreciation.

We are cognizant of the possibility that the very factors responsible for our favorable outlook -- historically low interest rates, significant capital inflows, stronger domestic economic activity and equity market appreciation -- could put emerging markets at risk of higher inflation and a "bubble" environment. We are watching closely to see if growth will be too strong, but we think the emerging markets are a long way from that. In the near term, we are focused on companies that can benefit from a cyclical recovery.


--------------------------------------------------------------------------------
10  THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(PHOTO -Julian Thompson)               (PHOTO - Jules Mort)

Julian Thompson, Ph.D.                 Jules Mort
Portfolio Manager                      Deputy Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE  ----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Threadneedle Emerging Markets Fund Class A shares (from 11/1/99 to 10/31/09) as compared to the performance of the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Oct. 31, 2009
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
THREADNEEDLE EMERGING MARKETS FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $14,706   $10,443   $18,977    $24,111
------------------------------------------------------------------------------------------
     Average annual total return                    +47.06%    +1.46%   +13.67%     +9.20%
------------------------------------------------------------------------------------------
MSCI EMERGING MARKETS INDEX(1)
     Cumulative value of $10,000                    $16,463   $12,133   $22,073    $29,647
------------------------------------------------------------------------------------------
     Average annual total return                    +64.63%    +6.66%   +17.16%    +11.48%
------------------------------------------------------------------------------------------
LIPPER EMERGING MARKETS FUNDS INDEX(2)
     Cumulative value of $10,000                    $15,689   $10,960   $19,617    $28,224
------------------------------------------------------------------------------------------
     Average annual total return                    +56.89%    +3.10%   +14.43%    +10.93%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
12  THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THREADNEEDLE EMERGING MARKETS FUND LINE GRAPH)

                     THREADNEEDLE EMERGING
                          MARKETS FUND
                            CLASS A             MSCI EMERGING       LIPPER EMERGING
                        (INCLUDES SALES            MARKETS           MARKETS FUNDS
                            CHARGE)                INDEX(1)            INDEX(2)
                     ---------------------    ----------------    ------------------
10/99                       $ 9,425                $10,000              $10,000
1/00                         12,184                 12,359               12,902
4/00                         11,391                 11,408               11,876
7/00                         10,559                 10,719               11,320
10/00                         9,086                  9,112                9,572
1/01                          9,275                  9,688               10,066
4/01                          7,972                  8,450                8,829
7/01                          7,575                  7,846                8,360
10/01                         6,970                  6,974                7,445
1/02                          8,406                  8,595                9,048
4/02                          8,917                  9,322                9,877
7/02                          7,632                  7,840                8,393
10/02                         7,556                  7,562                7,976
1/03                          7,745                  7,780                8,254
4/03                          7,575                  8,011                8,551
7/03                          8,708                  9,644               10,068
10/03                        10,314                 11,249               11,834
1/04                         11,572                 12,646               13,403
4/04                         11,266                 12,304               13,074
7/04                         10,713                 11,902               12,695
10/04                        11,973                 13,431               14,388
1/05                         13,655                 15,430               16,436
4/05                         13,483                 15,261               16,190
7/05                         15,325                 17,501               18,435
10/05                        15,785                 18,043               19,132
1/06                         20,509                 23,019               24,227
4/06                         21,969                 24,859               26,141
7/06                         19,779                 22,545               23,649
10/06                        21,759                 24,434               25,752
1/07                         24,442                 27,154               28,556
4/07                         25,881                 29,386               30,758
7/07                         28,762                 34,030               34,758
10/07                        36,600                 41,129               41,283
1/08                         30,121                 33,578               34,778
4/08                         32,239                 36,941               37,222
7/08                         28,283                 32,638               32,819
10/08                        15,451                 18,007               17,990
1/09                         13,863                 16,804               16,161
4/09                         17,195                 21,162               20,061
7/09                         22,366                 27,229               26,124
10/09                        24,111                 29,647               28,224




(1) The Morgan Stanley Capital International (MSCI) Emerging Markets Index, an unmanaged market capitalization-weighted index, is designed to measure equity market performance in the global emerging markets. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Emerging Markets Funds Index includes the 30 largest emerging markets funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                   BEGINNING        ENDING        EXPENSES
                                 ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                MAY 1, 2009(a)  OCT. 31, 2009  THE PERIOD(b)  EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,402.20        $10.72         1.78%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,016.14        $ 9.00         1.78%
-------------------------------------------------------------------------------------------

Class B
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,396.30        $15.32         2.55%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,012.28        $12.86         2.55%
-------------------------------------------------------------------------------------------

Class C
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,397.60        $15.33         2.55%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,012.28        $12.86         2.55%
-------------------------------------------------------------------------------------------

Class I
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,405.60        $ 7.60         1.26%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.75        $ 6.38         1.26%
-------------------------------------------------------------------------------------------

Class R2
-------------------------------------------------------------------------------------------
  Actual(d)                         $1,000        $1,043.10        $ 5.07         2.06%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,007.09        $ 4.98         2.06%
-------------------------------------------------------------------------------------------

Class R4
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,402.40        $ 9.70         1.61%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,017.00        $ 8.14         1.61%

-------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

                                   BEGINNING        ENDING        EXPENSES
                                 ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                MAY 1, 2009(a)  OCT. 31, 2009  THE PERIOD(b)  EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class R5
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,404.20        $ 7.90         1.31%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.50        $ 6.63         1.31%
-------------------------------------------------------------------------------------------



(a) The beginning account values for Class R2 are as of Aug. 3, 2009 (when shares of this class became publicly available) for actual expense calculations, and as of May 1, 2009 for hypothetical expense calculations.
(b) Expenses for Classes A, B, C, I, R4 and R5 are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Actual expenses for Class R2 are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 88/365 (to reflect the period from Aug. 3, 2009 to Oct. 31, 2009). Hypothetical expenses for Class R2 are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(c) Based on the actual return for the six months ended Oct. 31, 2009: +40.22% for Class A, +39.63% for Class B, +39.76% for Class C, +40.56% for Class I, +40.24% for Class R4 and +40.42% for Class R5.
(d) Based on the actual return for the period from Aug. 3, 2008 (when shares became publicly available) to Oct. 31, 2009: +4.31% for Class R2.


--------------------------------------------------------------------------------
16  THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

OCT. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (97.0%)(c)
ISSUER                                                 SHARES                VALUE(a)
BRAZIL (19.6%)
Banco Bradesco                                          303,600            $5,942,662
Companhia Siderurgica Nacional ADR                      286,556             9,502,197
Cyrela Brazil Realty                                    803,300            10,198,100
Itau Unibanco Holding                                   622,160            11,842,420
Itau Unibanco Holding ADR                                82,267             1,574,590
Lojas Renner                                            564,500            10,004,203
Multiplan Empreendimentos Imobiliarios                  395,388             5,989,774
OGX Petroleo e Gas Participacoes                         11,300             9,114,456
PDG Realty                                              391,200             3,266,481
Petroleo Brasileiro ADR                                 457,503            21,145,788
Vale ADR                                                910,420            23,206,606
                                                                      ---------------
Total                                                                     111,787,277
-------------------------------------------------------------------------------------

CHINA (10.6%)
Bank of China Series H                               13,447,000(f)          7,800,587
China Construction Bank Series H                     12,086,000            10,419,857
China Life Insurance Series H                         2,644,000            12,156,836
China Natl Building Material Series H                 1,606,000(f)          3,448,203
China Petroleum & Chemical Series H                   4,726,000(f)          4,008,040
China Shenhua Energy Series H                           979,000             4,391,950
Industrial & Commercial Bank of China                10,906,000             8,677,089
Series H Tencent Holdings                               158,700(f)          2,763,413
Tingyi (Cayman Islands) Holding                       1,260,000             2,811,393
ZTE Series H                                            711,200             3,940,961
                                                                      ---------------
Total                                                                      60,418,329
-------------------------------------------------------------------------------------

EGYPT (0.7%)
Orascom Construction Inds GDR                            83,064(d,e)        3,973,807
-------------------------------------------------------------------------------------

HONG KONG (7.5%)
China Mobile                                          1,360,500(f)         12,754,074
China Overseas Land & Investment                      3,735,797(f)          8,054,142
China Resources Cement Holdings                       2,290,000(b)          1,102,141
China Resources Land                                  1,794,000             4,330,696
CNOOC ADR                                                66,998             9,978,682
Hengan Intl Group                                       601,000             3,868,800
Li & Fung                                               690,000             2,869,718
                                                                      ---------------
Total                                                                      42,958,253
-------------------------------------------------------------------------------------

HUNGARY (0.8%)
OTP Bank                                                164,161(b)          4,623,161
-------------------------------------------------------------------------------------

INDIA (6.3%)
Bharat Heavy Electricals                                120,394             5,629,955
Cairn India                                             531,574(b)          2,943,574
Housing Development Finance                             111,628             6,245,648
Infosys Technologies                                    123,307             5,725,829
Larsen & Toubro                                          81,972             2,705,516
Reliance Inds                                           196,384             7,944,414
State Bank of India                                     107,604             4,964,393
                                                                      ---------------
Total                                                                      36,159,329
-------------------------------------------------------------------------------------

INDONESIA (2.8%)
Bank Central Asia                                     5,920,000             2,781,913
Bank Rakyat Indonesia                                 5,300,500             3,849,098
Bumi Resources                                        6,358,500             1,527,531
PT Astra Intl                                         1,492,000             4,790,175
Telekomunikasi Indonesia                              3,256,000             2,797,928
                                                                      ---------------
Total                                                                      15,746,645
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

ISRAEL (0.7%)
Israel Chemicals                                        341,335            $3,990,930
-------------------------------------------------------------------------------------

LUXEMBOURG (0.6%)
Ternium ADR                                             147,045(b)          3,695,241
-------------------------------------------------------------------------------------

MALAYSIA (1.4%)
CIMB Group Holdings                                   1,215,500             4,412,989
Genting Group                                         1,678,300             3,530,602
                                                                      ---------------
Total                                                                       7,943,591
-------------------------------------------------------------------------------------

MEXICO (3.8%)
America Movil ADR Series L                              205,753             9,079,880
Fresnillo                                               340,276             4,123,086
Grupo Financiero Banorte Series O                       911,600             2,914,766
Wal-Mart de Mexico Series V                           1,647,000(f)          5,747,837
                                                                      ---------------
Total                                                                      21,865,569
-------------------------------------------------------------------------------------

PANAMA (0.8%)
Copa Holdings Cl A                                      113,085             4,775,580
-------------------------------------------------------------------------------------

POLAND (0.4%)
Bank Pekao                                               39,835(b)          2,140,184
-------------------------------------------------------------------------------------

RUSSIA (10.2%)
CTC Media                                               210,073(b)          3,377,974
Eurasia Drilling GDR                                    236,717(d,e)        3,905,831
Evraz Group GDR                                         214,038(d,e)        5,185,951
Gazprom ADR                                             206,493             4,898,014
LUKOIL ADR                                              103,988             6,032,516
Pharmstandard                                            49,844(b)          2,365,259
Rosneft Oil GDR                                       1,090,650(d)          8,398,005
Rosneft Oil GDR                                         164,010             1,247,104
Sberbank Cl S                                         3,335,116             7,390,130
Vimpel-Communications ADR                               419,611(b)          7,523,626
Wimm-Bill-Dann Foods ADR                                 22,712(b)          1,534,877
X5 Retail Group GDR                                     256,529(b,d,e)      6,127,308
                                                                      ---------------
Total                                                                      57,986,595
-------------------------------------------------------------------------------------

SINGAPORE (0.9%)
Wilmar Intl                                           1,198,000             5,283,067
-------------------------------------------------------------------------------------

SOUTH AFRICA (5.6%)
AngloGold Ashanti                                        85,521             3,196,863
Impala Platinum Holdings                                153,997             3,391,360
MTN Group                                               330,987             4,932,344
Murray & Roberts Holdings                               589,576             4,211,877
Naspers Series N                                        122,386             4,421,711
Shoprite Holdings                                       369,891             3,016,785
Standard Bank Group                                     435,978             5,446,071
Truworths Intl                                          529,442             3,032,924
                                                                      ---------------
Total                                                                      31,649,935
-------------------------------------------------------------------------------------

SOUTH KOREA (10.6%)
Doosan Infracore                                        117,610             1,674,312
Hyundai Development                                      75,370             2,231,717
Hyundai Engineering & Construction                       51,219             2,829,060
Hyundai Mobis                                            38,396             5,122,234
Hyundai Motor                                            61,281             5,561,048
KB Financial Group                                      117,191(b)          5,639,499
LG Electronics                                           30,033             2,793,181
LG Household & Health Care                               21,063             4,376,649
Samsung Electronics                                      37,374            19,627,004
Samsung Fire & Marine Insurance                          10,836             1,973,873
Shinhan Financial Group                                 222,930(b)          8,462,113
                                                                      ---------------
Total                                                                      60,290,690
-------------------------------------------------------------------------------------

TAIWAN (8.0%)
Asustek Computer                                      1,324,000             2,431,807
Chunghwa Telecom ADR                                      2,546                44,249
Far Eastern New Century                               2,719,840             3,207,382
Hon Hai Precision Industry                            2,980,283            11,673,619
MediaTek                                                495,990             6,942,087
Synnex Technology Intl                                1,071,400             2,027,120
Taiwan Semiconductor Mfg                              4,655,858             8,445,982
Tripod Technology                                     1,741,766             4,358,497


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
TAIWAN (CONT.)
U-Ming Marine Transport                               1,770,000            $3,210,469
Yuanta Financial Holding                              5,137,000             3,390,157
                                                                      ---------------
Total                                                                      45,731,369
-------------------------------------------------------------------------------------

THAILAND (1.7%)
Bangkok Bank                                          1,521,875             5,061,374
Siam Commercial Bank                                  1,943,700             4,459,157
                                                                      ---------------
Total                                                                       9,520,531
-------------------------------------------------------------------------------------

TURKEY (1.8%)
BIM Birlesik Magazalar                                   67,068             2,432,028
Tofas Turk Otomobil Fabrikasi                         1,032,157             2,593,580
Turkiye Garanti Bankasi                               1,414,599             5,138,034
                                                                      ---------------
Total                                                                      10,163,642
-------------------------------------------------------------------------------------

UNITED KINGDOM (1.4%)
Standard Chartered                                      321,596             7,888,621
-------------------------------------------------------------------------------------

UNITED STATES (0.8%)
Southern Copper                                         151,470             4,771,305
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $450,695,425)                                                     $553,363,651
-------------------------------------------------------------------------------------



OTHER (0.1%)
ISSUER                                                 SHARES                VALUE(a)
INDIA (0.1%)
Lanco Infratec
 Warrants                                                31,761(b,e)         $331,585
-------------------------------------------------------------------------------------

SINGAPORE (--%)
Golden Agri-Resources
 Warrants                                                     1(b,e,g)             --
-------------------------------------------------------------------------------------
TOTAL OTHER
(Cost: $264,646)                                                             $331,585
-------------------------------------------------------------------------------------



MONEY MARKET FUND (2.2%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.25%              12,486,312(h)        $12,486,312
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $12,486,312)                                                       $12,486,312
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (3.8%)
                                                       SHARES                VALUE(a)

CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     22,071,023           $22,071,023
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $22,071,023)                                                       $22,071,023
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $485,517,406)(i)                                                  $588,252,571
=====================================================================================




SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY


The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at Oct. 31, 2009:


                                       PERCENTAGE OF
INDUSTRY                                 NET ASSETS           VALUE
-----------------------------------------------------------------------
Airlines                                     0.8%            $4,775,580
Auto Components                              0.9              5,122,234
Automobiles                                  2.3             12,944,803
Building Products                            0.2              1,102,141
Capital Markets                              0.6              3,390,157
Chemicals                                    0.7              3,990,930


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

                                       PERCENTAGE OF
INDUSTRY                                 NET ASSETS           VALUE
-----------------------------------------------------------------------
Commercial Banks                            21.3%          $121,428,708
Communications Equipment                     0.7              3,940,961
Computers & Peripherals                      0.4              2,431,807
Construction & Engineering                   2.9             16,283,562
Construction Materials                       0.6              3,448,203
Distributors                                 0.5              2,869,718
Diversified Telecommunication                                10,365,803
  Services                                   1.8
Electrical Equipment                         1.0              5,629,955
Electronic Equipment, Instruments &                          18,059,236
  Components                                 3.2
Energy Equipment & Services                  0.7              3,905,831
Food & Staples Retailing                     3.0             17,323,958
Food Products                                1.7              9,629,337
Hotels, Restaurants & Leisure                0.6              3,530,602
Household Durables                           2.8             16,257,762
Household Products                           0.8              4,376,649
Industrial Conglomerates                     0.6              3,207,382
Insurance                                    2.5             14,130,709
Internet Software & Services                 0.5              2,763,413
IT Services                                  1.0              5,725,829
Machinery                                    0.3              1,674,312
Marine                                       0.6              3,210,469
Media                                        1.4              7,799,685
Metals & Mining                             10.0             57,072,609
Multiline Retail                             1.7             10,004,203
Oil, Gas & Consumable Fuels                 14.3             81,630,074
Personal Products                            0.7              3,868,800
Pharmaceuticals                              0.4              2,365,259
Real Estate Management & Development         3.2             18,374,612
Semiconductors & Semiconductor                               35,015,073
  Equipment                                  6.1
Specialty Retail                             0.5              3,032,924
Thrifts & Mortgage Finance                   1.1              6,245,648
Wireless Telecommunication Services          4.7             26,766,298
Other(1)                                     6.0             34,557,335
-----------------------------------------------------------------------
Total                                                      $588,252,571
-----------------------------------------------------------------------


(1) Cash & Cash Equivalents.



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS



(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2009, the value of these securities amounted to $27,590,902 or 4.8% of net assets.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at Oct. 31, 2009 was $19,524,482, representing 3.4% of net assets. Information concerning such security holdings at Oct. 31, 2009 is as follows:

                                                ACQUISITION
     SECURITY                                      DATES                 COST
     ---------------------------------------------------------------------------
     Eurasia Drilling GDR                 11-02-07 thru 04-15-08      $5,578,172
     Evraz Group GDR                      05-06-09 thru 08-18-09       3,779,157
     Orascom Construction Ind GDR         12-06-06 thru 07-13-09       2,944,005
     X5 Retail Group GDR                  12-18-08 thru 08-18-09       2,985,557
     Golden Agri-Resources
       Warrants                                  09-23-09                     --
     Lanco Infratec
       Warrants                                  08-04-09                264,646


(f) At Oct. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(g)  Negligible market value.

(h) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2009.

(i) At Oct. 31, 2009, the cost of securities for federal income tax purposes was $511,989,504 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $86,945,265
     Unrealized depreciation                         (10,682,198)
     -----------------------------------------------------------
     Net unrealized appreciation                     $76,263,067
     -----------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.


--------------------------------------------------------------------------------
22  THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Oct. 31, 2009:

                                                FAIR VALUE AT OCT. 31, 2009
                             ----------------------------------------------------------------
                                  LEVEL 1           LEVEL 2
                               QUOTED PRICES         OTHER          LEVEL 3
                                 IN ACTIVE        SIGNIFICANT     SIGNIFICANT
                                MARKETS FOR       OBSERVABLE     UNOBSERVABLE
DESCRIPTION                  IDENTICAL ASSETS       INPUTS          INPUTS           TOTAL
---------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks
    Construction &
     Engineering                $11,978,170        $3,973,807         $--         $15,951,977
    Oil, Gas & Consumable
     Fuels                       73,232,069         8,398,005          --          81,630,074
    All Other
     Industries(a)               21,129,481       434,652,119(b)       --         455,781,600
  Other
    Construction &
     Engineering                         --           331,585          --             331,585
---------------------------------------------------------------------------------------------
Total Equity Securities         106,339,720       447,355,516          --         553,695,236
---------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(c)                      12,486,312                --          --          12,486,312
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                         22,071,023                --          --          22,071,023
---------------------------------------------------------------------------------------------
Total Other                      34,557,335                --          --          34,557,335
---------------------------------------------------------------------------------------------
Total                          $140,897,055      $447,355,516         $--        $588,252,571
---------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.
(b) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. Therefore, these investment securities were classified as Level 2 instead of Level 1.
(c) Money market fund that is a sweep investment for cash balances in the Fund at Oct. 31, 2009.





--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
24  THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCT. 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $450,960,071)             $ 553,695,236
  Affiliated money market fund (identified cost $12,486,312)          12,486,312
  Investments of cash collateral received for securities on loan
    (identified cost $22,071,023)                                     22,071,023
--------------------------------------------------------------------------------
Total investments in securities (identified cost $485,517,406)       588,252,571
Foreign currency holdings (identified cost $11,182,140)               11,120,599
Capital shares receivable                                              1,511,068
Dividends and accrued interest receivable                                663,591
Receivable for investment securities sold                              7,279,008
--------------------------------------------------------------------------------
Total assets                                                         608,826,837
--------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                 1,175,836
Payable for investment securities purchased                           14,643,177
Payable upon return of securities loaned                              22,071,023
Accrued investment management services fees                               17,519
Accrued distribution fees                                                  5,138
Accrued transfer agency fees                                               3,844
Accrued administrative services fees                                       1,279
Accrued plan administration services fees                                     96
Other accrued expenses                                                   427,594
--------------------------------------------------------------------------------
Total liabilities                                                     38,345,506
--------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 570,481,331
--------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $     745,039
Additional paid-in capital                                           586,845,473
Undistributed net investment income                                      582,060
Accumulated net realized gain (loss)                                (120,272,925)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                         102,581,684
--------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 570,481,331
--------------------------------------------------------------------------------
*Including securities on loan, at value                            $  21,096,355
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT  25

STATEMENT OF ASSETS AND LIABILITIES (continued) -------------------------------- OCT. 31, 2009

NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $416,296,725           53,776,169                       $7.74(1)
Class B                     $ 38,489,191            5,601,155                       $6.87
Class C                     $ 32,757,231            4,756,330                       $6.89
Class I                     $ 68,977,761            8,575,621                       $8.04
Class R2                    $ 12,235,711            1,580,451                       $7.74
Class R4                    $  1,186,515              147,397                       $8.05
Class R5                    $    538,197               66,743                       $8.06
-----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $8.21. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED OCT. 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $  8,662,738
Interest                                                                 19,712
Income distributions from affiliated money market fund                   30,324
Income from securities lending -- net                                   110,322
  Less foreign taxes withheld                                          (901,448)
-------------------------------------------------------------------------------
Total income                                                          7,921,648
-------------------------------------------------------------------------------
Expenses:
Investment management services fees                                   3,791,476
Distribution fees
  Class A                                                               715,248
  Class B                                                               302,533
  Class C                                                                99,973
  Class R2                                                               13,518
Transfer agency fees
  Class A                                                               967,197
  Class B                                                               110,181
  Class C                                                                31,984
  Class R2                                                                1,352
  Class R4                                                                  409
  Class R5                                                                   57
Administrative services fees                                            280,656
Plan administration services fees
  Class R2                                                                6,759
  Class R4                                                                2,039
Compensation of board members                                            10,552
Custodian fees                                                          211,200
Printing and postage                                                    138,290
Registration fees                                                        65,280
Professional fees                                                        55,346
Other                                                                    44,085
-------------------------------------------------------------------------------
Total expenses                                                        6,848,135
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                             (426)
-------------------------------------------------------------------------------
Total net expenses                                                    6,847,709
-------------------------------------------------------------------------------
Investment income (loss) -- net                                       1,073,939

-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT  27

STATEMENT OF OPERATIONS (continued) --------------------------------------------
YEAR ENDED OCT. 31, 2009

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                            $(78,295,149)
  Foreign currency transactions                                        (874,109)
-------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (79,169,258)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                        239,320,659
-------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               160,151,401
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $161,225,340
-------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED OCT. 31,                                                        2009           2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $  1,073,939  $   4,436,377
Net realized gain (loss) on investments                             (79,169,258)   (19,657,824)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
    currencies                                                      239,320,659   (421,981,869)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations     161,225,340   (437,203,316)
----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                                  --     (7,733,781)
    Class B                                                                  --       (584,169)
    Class C                                                                  --        (60,487)
    Class I                                                                  --       (828,121)
    Class R4                                                                 --        (23,143)
  Net realized gain
    Class A                                                                  --   (117,775,823)
    Class B                                                                  --    (18,510,075)
    Class C                                                                  --     (1,520,014)
    Class I                                                                  --     (9,800,247)
    Class R4                                                                 --       (416,434)
----------------------------------------------------------------------------------------------
Total distributions                                                          --   (157,252,294)

----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT  29

STATEMENTS OF CHANGES IN NET ASSETS (continued) --------------------------------

YEAR ENDED OCT. 31,                                                        2009           2008
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $ 80,251,128  $  97,862,568
  Class B shares                                                      9,019,008     12,474,577
  Class C shares                                                      4,625,001      2,616,649
  Class I shares                                                     63,017,867     30,164,283
  Class R2 shares                                                       765,806             --
  Class R4 shares                                                       436,563        642,913
  Class R5 shares                                                           668          5,000
Fund merger (Note 11)
  Class A shares                                                     45,280,067             --
  Class B shares                                                      2,387,255             --
  Class C shares                                                     25,077,963             --
  Class R2 shares                                                    12,517,198             --
  Class R5 shares                                                       496,500             --
Reinvestment of distributions at net asset value
  Class A shares                                                             --    124,102,560
  Class B shares                                                             --     18,787,330
  Class C shares                                                             --      1,531,576
  Class I shares                                                             --     10,623,826
  Class R4 shares                                                            --        439,576
Conversions from Class B to Class A
  Class A shares                                                      6,661,382     11,962,805
  Class B shares                                                     (6,661,382)   (11,962,805)
Payments for redemptions
  Class A shares                                                    (95,511,753)  (148,388,977)
  Class B shares                                                     (8,184,934)   (19,310,010)
  Class C shares                                                     (4,011,594)    (2,462,810)
  Class I shares                                                     (7,237,209)   (72,065,208)
  Class R2 shares                                                    (1,958,447)            --
  Class R4 shares                                                      (397,068)      (921,454)
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions   126,574,019     56,102,399
----------------------------------------------------------------------------------------------
Proceeds from regulatory settlement (Note 10)                           458,466             --
Total increase (decrease) in net assets                             288,257,825   (538,353,211)
Net assets at beginning of year                                     282,223,506    820,576,717
----------------------------------------------------------------------------------------------
Net assets at end of year                                          $570,481,331  $ 282,223,506
----------------------------------------------------------------------------------------------
Undistributed (excess of distributions over) net investment
  income                                                           $    582,060  $      (5,170)
----------------------------------------------------------------------------------------------


Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
30  THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                     YEAR ENDED OCT. 31,
CLASS A                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $4.96       $14.99      $11.32       $8.23       $6.27
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .02          .08         .04         .01         .04
Net gains (losses) (both realized and
 unrealized)                                         2.75        (7.24)       6.27        3.10        1.95
----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.77        (7.16)       6.31        3.11        1.99
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --         (.18)         --        (.02)       (.03)
Distributions from realized gains                      --        (2.69)      (2.64)         --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                    --        (2.87)      (2.64)       (.02)       (.03)
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement (Note 10)         .01           --          --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.74        $4.96      $14.99      $11.32       $8.23
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       56.05%(a)   (57.79%)     68.21%      37.85%      31.83%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Total expenses                                      1.90%        1.87%       1.83%       1.81%       1.79%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .38%         .78%        .31%        .19%        .54%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $416         $250        $661        $425        $295
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              149%         133%        125%        145%        124%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS B                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $4.43       $13.73      $10.63       $7.77       $5.95
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.02)         .00(c)     (.05)       (.05)       (.01)
Net gains (losses) (both realized and
 unrealized)                                         2.45        (6.53)       5.79        2.91        1.83
----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.43        (6.53)       5.74        2.86        1.82
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --         (.08)         --          --          --
Distributions from realized gains                      --        (2.69)      (2.64)         --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                    --        (2.77)      (2.64)         --          --
Proceeds from regulatory settlement (Note 10)         .01           --          --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.87        $4.43      $13.73      $10.63       $7.77
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       55.08%(a)   (58.08%)     66.95%      36.81%      30.59%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Total expenses                                      2.68%        2.62%       2.58%       2.57%       2.55%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.36%)        .02%       (.48%)      (.55%)      (.24%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $38          $28         $94         $77         $74
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              149%         133%        125%        145%        124%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
32  THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS C                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $4.44       $13.78      $10.66       $7.79       $5.97
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.04)         .00(c)     (.05)       (.06)         --
Net gains (losses) (both realized and
 unrealized)                                         2.48        (6.54)       5.81        2.93        1.82
----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.44        (6.54)       5.76        2.87        1.82
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --         (.11)         --          --          --
Distributions from realized gains                      --        (2.69)      (2.64)         --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                    --        (2.80)      (2.64)         --          --
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement (Note 10)         .01           --          --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.89        $4.44      $13.78      $10.66       $7.79
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       55.18%(a)   (58.15%)     67.03%      36.84%      30.54%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Total expenses                                      2.60%        2.63%       2.59%       2.58%       2.56%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.65%)        .03%       (.48%)      (.57%)      (.19%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $33           $3          $8          $5          $3
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              149%         133%        125%        145%        124%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS I                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $5.12       $15.38      $11.50       $8.35       $6.36
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .06          .11         .09         .03         .06
Net gains (losses) (both realized and
 unrealized)                                         2.85        (7.45)       6.43        3.16        1.98
----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.91        (7.34)       6.52        3.19        2.04
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --         (.23)         --        (.04)       (.05)
Distributions from realized gains                      --        (2.69)      (2.64)         --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                    --        (2.92)      (2.64)       (.04)       (.05)
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement (Note 10)         .01           --          --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.04        $5.12      $15.38      $11.50       $8.35
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       57.03%(a)   (57.63%)     69.07%      38.36%      32.32%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Total expenses                                      1.26%        1.42%       1.39%       1.35%       1.30%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .77%         .97%        .75%        .63%        .97%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $69          $--         $56         $41         $19
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              149%         133%        125%        145%        124%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
34  THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS R2                                           YEAR ENDED OCT. 31,
PER SHARE DATA                                           2009(d)
Net asset value, beginning of period                      $7.42
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               (.01)
Net gains (losses) (both realized and
 unrealized)                                                .33
----------------------------------------------------------------------
Total from investment operations                            .32
----------------------------------------------------------------------
Net asset value, end of period                            $7.74
----------------------------------------------------------------------
TOTAL RETURN                                              4.31%
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Total expenses                                            2.06%(e)
----------------------------------------------------------------------
Net investment income (loss)                              (.36%)(e)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $12
----------------------------------------------------------------------
Portfolio turnover rate                                    149%
----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT  35

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS R4                                           -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $5.14       $15.32      $11.50       $8.33       $6.35
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .04          .11         .05         .03         .05
Net gains (losses) (both realized and
 unrealized)                                         2.86        (7.45)       6.41        3.14        1.97
----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.90        (7.34)       6.46        3.17        2.02
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --         (.15)         --          --        (.04)
Distributions from realized gains                      --        (2.69)      (2.64)         --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                    --        (2.84)      (2.64)         --        (.04)
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement (Note 10)         .01           --          --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.05        $5.14      $15.32      $11.50       $8.33
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       56.62%(a)   (57.58%)     68.51%      38.06%      31.87%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.62%        1.73%       1.65%       1.63%       1.59%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(f)                            1.56%        1.47%       1.65%       1.63%       1.59%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .72%        1.12%        .45%        .41%        .81%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $1           $1          $2          $6          $2
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              149%         133%        125%        145%        124%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
36  THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                   YEAR ENDED OCT. 31,
CLASS R5                                           -------------------
PER SHARE DATA                                      2009       2008(g)
Net asset value, beginning of period                $5.13        $9.32
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .05          .03
Net gains (losses) (both realized and
 unrealized)                                         2.87        (4.22)
----------------------------------------------------------------------
Total from investment operations                     2.92        (4.19)
----------------------------------------------------------------------
Proceeds from regulatory settlement (Note 10)         .01           --
----------------------------------------------------------------------
Net asset value, end of period                      $8.06        $5.13
----------------------------------------------------------------------
TOTAL RETURN                                       57.12%(a)   (44.96%)
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Total expenses                                      1.31%        1.47%(e)
----------------------------------------------------------------------
Net investment income (loss)                         .68%        1.57%(e)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $1          $--
----------------------------------------------------------------------
Portfolio turnover rate                              149%         133%
----------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) During the year ended Oct. 31, 2009 the fund received proceeds from regulatory settlements (see Note 10 to the financial statements). Had the fund not received these proceeds, the total returns would have been lower by 0.12%.
(b) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(c) Rounds to zero.
(d) For the period from Aug. 3, 2009 (inception date) to Oct. 31, 2009.
(e) Annualized.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) For the period from Aug. 1, 2008 (inception date) to Oct. 31, 2008.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Threadneedle Emerging Markets Fund (the Fund) is a series of RiverSource Global Series, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Fund's Board of Directors (the Board). The Fund invests primarily in equity securities of emerging markets companies.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R4 and Class R5 shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R4 and Class R5 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors. Class R2 became available effective Aug. 3, 2009.

At Oct. 31, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and affiliated funds-of-funds in the RiverSource Family of Funds owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.


--------------------------------------------------------------------------------
38  THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have a material effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before

--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2009, foreign currency holdings consisted of multiple denominations, primarily Brazilian real.

ILLIQUID SECURITIES
At Oct. 31, 2009, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Oct. 31, 2009 was $19,524,482 representing 3.42% of net assets. Certain illiquid securities may be valued, in good faith, by management at fair value according to procedures approved by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in

--------------------------------------------------------------------------------
40  THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend. On Aug. 12, 2009, an additional dividend was paid by Seligman Emerging Markets Fund before the merger (see Note
11) to ensure that current shareholders of Threadneedle Emerging Markets Fund would not experience a dilution in their share of the Fund's income or capital gains.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices.

--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount, if any, reflected in the Statement of Assets and Liabilities. At Oct. 31, 2009, the Fund had no outstanding forward foreign currency contracts.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT OCT. 31, 2009
At Oct. 31, 2009, the Fund had no outstanding investments in derivatives.


--------------------------------------------------------------------------------
42  THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCT. 31, 2009


      AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
------------------------------------------------------------------------------
RISK EXPOSURE CATEGORY                FORWARD FOREIGN CURRENCY CONTRACTS
------------------------------------------------------------------------------
Foreign exchange contracts                         $294,797
------------------------------------------------------------------------------
Total                                              $294,797
------------------------------------------------------------------------------




 CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN
                                    INCOME
------------------------------------------------------------------------------
RISK EXPOSURE CATEGORY                FORWARD FOREIGN CURRENCY CONTRACTS
------------------------------------------------------------------------------
Foreign exchange contracts                            $--
------------------------------------------------------------------------------
Total                                                 $--
------------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY CONTRACTS
At Oct. 31, 2009, the Fund had no forward foreign currency contracts outstanding. The monthly average gross notional amount for these contracts was $1.2 million for the year ended Oct. 31, 2009.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 1.10% to 0.90% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Emerging Markets Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $54,050 for the year ended Oct. 31, 2009. The management fee for the year ended Oct. 31, 2009 was 1.08% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

SUBADVISORY AGREEMENT
The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the

--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

assets of the Fund. The Investment Manager contracts with and compensates Threadneedle to manage the investment of the Fund's assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee for the year ended Oct. 31, 2009 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Oct. 31, 2009, other expenses paid to this company were $298.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R4 and Class R5 shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

In connection with the acquisition of Seligman Emerging Markets Fund (see Note
11), the Fund assumed the obligations of Seligman Emerging Markets Fund, which, together with certain other associated investment companies (together, the Guarantors), has severally, but not jointly, guaranteed the

--------------------------------------------------------------------------------
44  THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


performance and observance of all terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent of Seligman Emerging Markets Fund, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. As of Oct. 31, 2009, the Fund's total potential future obligation over the life of the Guaranty is $126,788. Seligman Emerging Markets Fund expensed $64,979 related to the Guaranty prior to acquisition by the Fund. This amount is included within other accrued expenses in the Fund's Statement of Assets and Liabilities.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,091,000 and $46,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $531,551 for Class A, $24,324 for Class B and $2,630 for Class C for the year ended Oct. 31, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Oct. 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class R4.............................................  1.56%




--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R4.............................................  $426


Under an agreement which was effective until Oct. 31, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the class average daily net assets:

Class R4.............................................  1.64%


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

CUSTODIAN FEES
Effective Dec. 15, 2008, the Fund pays custodian fees to JPMorgan Chase Bank, N.A. For the period from Nov. 1, 2008 to Dec. 15, 2008, the Fund paid custodian fees amounting to $3,133 to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

5. SECURITIES TRANSACTIONS

Cost of purchases (other than short-term obligations) aggregated $668,627,958 for the year ended Oct. 31, 2009, including $56,669,863* from Seligman Emerging Markets Fund that was acquired in the fund merger as described in Note 11 and $45,962,428* of purchases done to realign the Fund's portfolio following the merger. Proceeds from sales of securities (other than short-term obligations) aggregated $563,731,080 for year ended Oct. 31, 2009, including $45,169,849* of sales done to realign the Fund's portfolio following the merger. Realized gains and losses are determined on an identified cost basis.

* Amounts are excluded for purposes of calculating the Fund's portfolio turnover rate.


--------------------------------------------------------------------------------
46  THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED OCT. 31,                          2009(a)    2008(b),(c)
-------------------------------------------------------------------
CLASS A
Sold                                        12,649,748    9,782,470
Fund merger                                  6,283,578           --
Converted from Class B shares(d)               927,466    1,300,305
Reinvested distributions                            --   11,944,431
Redeemed                                   (16,538,001) (16,677,659)
-------------------------------------------------------------------
Net increase (decrease)                      3,322,791    6,349,547
-------------------------------------------------------------------

CLASS B
Sold                                         1,590,019    1,336,871
Fund merger                                    372,602           --
Reinvested distributions                            --    2,007,193
Converted to Class A shares(d)              (1,042,154)  (1,450,037)
Redeemed                                    (1,673,824)  (2,368,668)
-------------------------------------------------------------------
Net increase (decrease)                       (753,357)    (474,641)
-------------------------------------------------------------------

CLASS C
Sold                                           779,191      296,342
Fund merger                                  3,905,413           --
Reinvested distributions                            --      163,281
Redeemed                                      (640,121)    (305,438)
-------------------------------------------------------------------
Net increase (decrease)                      4,044,483      154,185
-------------------------------------------------------------------

CLASS I
Sold                                         9,487,877    2,894,086
Reinvested distributions                            --      993,810
Redeemed                                      (913,814)  (7,495,922)
-------------------------------------------------------------------
Net increase (decrease)                      8,574,063   (3,608,026)
-------------------------------------------------------------------

CLASS R2
Sold                                           100,396           --
Fund merger                                  1,735,811           --
Reinvested distributions                            --           --
Redeemed                                      (255,756)          --
-------------------------------------------------------------------
Net increase (decrease)                      1,580,451           --
-------------------------------------------------------------------

CLASS R4
Sold                                            63,248       56,860
Reinvested distributions                            --       40,967
Redeemed                                       (68,066)     (95,990)
-------------------------------------------------------------------
Net increase (decrease)                         (4,818)       1,837

-------------------------------------------------------------------


--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

YEAR ENDED OCT. 31,                          2009(a)    2008(b),(c)
-------------------------------------------------------------------
CLASS R5
Sold                                                --          535
Fund merger                                     66,208           --
-------------------------------------------------------------------
Net increase (decrease)                         66,208          535
-------------------------------------------------------------------


(a) Class R2 is for the period from Aug. 3, 2009 (inception date) to Oct. 31, 2009.
(b) Class R5 is for the period from Aug. 1, 2008 (inception date) to Oct. 31, 2008.
(c) Certain line items from the prior year have been renamed to conform to the current year presentation.
(d) Automatic conversion of Class B shares to Class A shares based on the original purchase date.

7. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Oct. 31, 2009, securities valued at $20,960,570 were on loan, secured by cash collateral of $22,071,023 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of

--------------------------------------------------------------------------------
48  THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


$110,322 earned from securities lending from Dec. 1, 2008 through Oct. 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Prior to Dec. 1, 2008, the Investment Manager served as securities lending agent for the Fund under the Securities Lending Agency Agreement. For the period from Nov. 1, 2008 through Nov. 30, 2008, the Fund had no securities on loan.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $275,293,526 and $276,328,575, respectively, for the year ended Oct. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Oct. 31, 2009, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (A) 1.25% per annum plus (B) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other

--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


funds in the RiverSource Family of Funds, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2009.

10. PROCEEDS FROM REGULATORY SETTLEMENT

During the year ended Oct. 31, 2009, as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $458,466, which represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

11. FUND MERGER

At the close of business on Aug. 14, 2009, Threadneedle Emerging Markets Fund acquired the assets and assumed the identified liabilities of Seligman Emerging Markets Fund. The reorganization was completed after shareholders approved the plan on June 29, 2009.

The aggregate net assets of Threadneedle Emerging Markets Fund immediately before the acquisition were $457,623,309 and the combined net assets immediately after the acquisition were $543,382,292.

The merger was accomplished by a tax-free exchange of 9,437,758 shares of Seligman Emerging Markets Fund valued at $85,758,983.

In exchange for the Seligman Emerging Markets Fund shares and net assets, Threadneedle Emerging Markets Fund issued the following number of shares:

                                                      SHARES
-------------------------------------------------------------
Class A...........................................  6,283,578
Class B...........................................    372,602
Class C...........................................  3,905,413
Class R2..........................................  1,735,811
Class R5..........................................     66,208




--------------------------------------------------------------------------------
50  THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

The components of Seligman Emerging Markets Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows:

                                                                            EXCESS OF
                                                         ACCUMULATED   DISTRIBUTIONS OVER
                   TOTAL       CAPITAL     UNREALIZED        NET         NET INVESTMENT
                 NET ASSETS     STOCK     APPRECIATION  REALIZED LOSS        INCOME
-----------------------------------------------------------------------------------------
Seligman
  Emerging
  Markets Fund  $85,758,983  $89,533,507   $17,108,032   $(20,882,556)         $--


12. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, passive foreign investment company (PFIC) holdings, foreign tax credits and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $486,709 and accumulated net realized loss has been decreased by $486,709.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                           2009      2008
---------------------------------------------------------------
Ordinary income.............................   $--  $96,003,258
Long-term capital gain......................    --   61,249,036


At Oct. 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income...................  $  5,464,830
Undistributed accumulated long-term gain........  $         --
Accumulated realized loss.......................  $(98,672,638)
Unrealized appreciation (depreciation)..........  $ 76,098,627




--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

For federal income tax purposes, the Fund had a capital loss carry-over of $98,672,638 at Oct. 31, 2009, that if not offset by capital gains will expire as follows:



    2016           2017
$28,498,591    $70,174,047


It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

13. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

14. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Dec. 21, 2009, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

15. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In

--------------------------------------------------------------------------------
52  THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund

--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


--------------------------------------------------------------------------------
54  THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT  55

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THREADNEEDLE EMERGING MARKETS FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Threadneedle Emerging Markets Fund (the Fund) (one of the portfolios constituting the RiverSource Global Series, Inc.) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through October 31, 2006, were audited by other auditors whose report dated December 20, 2006 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
56  THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Threadneedle Emerging Markets Fund of the RiverSource Global Series, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 21, 2009


--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT  57

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................        81.67%
    Dividends Received Deductions for corporations...............         0.27%
    U.S. Government Obligations..................................         0.00%
    Foreign taxes Paid...........................................     $897,576
    Foreign Source Income........................................   $6,322,810


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
58  THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT  59

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
60  THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds (for RiverSource and Threadneedle funds) or seligman.com (for Seligman funds).

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 44                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT  61

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Ameriprise Certificate Company and RiverSource Service
New York, NY 10010                               Corporation since 2009; Chief Compliance Officer for
Age 58                                           each of the Seligman funds since 2004; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
62  THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds (for RiverSource and Threadneedle funds) or seligman.com (for Seligman funds); or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                    THREADNEEDLE EMERGING MARKETS FUND -- 2009 ANNUAL REPORT  63

THREADNEEDLE EMERGING MARKETS FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Fund Distributors, Inc., Member
                                FINRA, and managed by RiverSource Investments, LLC.
                                RiverSource is part of Ameriprise Financial, Inc.
(THREADNEEDLE LOGO)             (C)2009 RiverSource Investments, LLC.                             S-6354 W (12/09)

Annual Report
and Prospectus                                               (THREADNEEDLE LOGO)

THREADNEEDLE
GLOBAL EQUITY FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2009
(Prospectus also enclosed)

THREADNEEDLE GLOBAL EQUITY FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   17

Statement of Assets and
  Liabilities......................   24

Statement of Operations............   26

Statements of Changes in Net
  Assets...........................   28

Financial Highlights...............   30

Notes to Financial Statements......   39

Report of Independent Registered
  Public Accounting Firm...........   57

Federal Income Tax Information.....   59

Board Members and Officers.........   60

Proxy Voting.......................   65



RIVERSOURCE FAMILY OF FUNDS
Threadneedle Funds are a part of the RiverSource
Family of Funds that includes funds branded
"RiverSource," "RiverSource Partners," "Seligman" and
"Threadneedle." These funds share the same Board of Directors/Trustees and officers.


--------------------------------------------------------------------------------
                        THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Threadneedle Global Equity Fund (the Fund) Class A shares advanced 19.39%
  (excluding sales charge) for the 12 months ended Oct. 31, 2009.

> The Fund underperformed its benchmark, the Morgan Stanley Capital
  International (MSCI) All Country World Index, which advanced 23.42% for the period.

> The Lipper Global Funds Index, representing the Fund's peer group, advanced
  19.50% over the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Oct. 31, 2009)
--------------------------------------------------------------------------------


                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------
Threadneedle Global Equity Fund
  Class A (excluding sales
  charge)                         +19.39%   -5.74%   +4.24%   -0.78%
---------------------------------------------------------------------
MSCI All Country World Index
  (unmanaged)                     +23.42%   -4.39%   +4.27%   +1.39%
---------------------------------------------------------------------
Lipper Global Funds Index         +19.50%   -4.75%   +3.74%   +2.10%
---------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting riversource.com/funds or calling 1(800) 221-2450.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCT. 31, 2009
                                                                    SINCE
Without sales charge         1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  5/29/90)                  +19.39%   -5.74%   +4.24%   -0.78%        N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                  +18.39%   -6.49%   +3.46%   -1.55%        N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  +18.43%   -6.44%   +3.48%     N/A       -3.25%
---------------------------------------------------------------------------
Class I (inception
  8/1/08)                   +20.21%     N/A      N/A      N/A      -12.63%
---------------------------------------------------------------------------
Class R2 (inception
  12/11/06)                 +19.13%     N/A      N/A      N/A       -7.37%
---------------------------------------------------------------------------
Class R3 (inception
  12/11/06)                 +19.63%     N/A      N/A      N/A       -7.11%
---------------------------------------------------------------------------
Class R4 (inception
  3/20/95)                  +19.72%   -5.57%   +4.45%   -0.61%        N/A
---------------------------------------------------------------------------
Class R5 (inception
  12/11/06)                 +20.20%     N/A      N/A      N/A       -6.80%
---------------------------------------------------------------------------
Class W (inception
  12/1/06)                  +19.70%     N/A      N/A      N/A       -6.87%
---------------------------------------------------------------------------

With sales charge
Class A (inception
  5/29/90)                  +12.52%   -7.59%   +3.02%   -1.37%        N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                  +13.48%   -7.44%   +3.11%   -1.55%        N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  +17.43%   -6.44%   +3.48%     N/A       -3.25%
---------------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to qualifying institutional investors only. Class W shares are offered through qualifying discretionary accounts.

* For classes with less than 10 years performance.


--------------------------------------------------------------------------------
                        THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
           X              LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.


--------------------------------------------------------------------------------
4  THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Threadneedle Global Equity Fund (the Fund) portfolio managers Stephen Thornber and Andrew Holliman of Threadneedle International Limited (Threadneedle) discuss the Fund's results and positioning for the fiscal year ended Oct. 31, 2009. Threadneedle, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., is the subadviser to the Fund.

Dear Shareholders,

Threadneedle Global Equity Fund Class A shares advanced 19.39% (excluding sales charge) for the 12 months ended Oct. 31, 2009. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index (MSCI All Country World Index), which advanced 23.42% for the period. The Lipper Global Funds Index, representing the Fund's peer group, advanced 19.50% over the same time frame.

SIGNIFICANT PERFORMANCE FACTORS
At the start of the fiscal year, the credit crisis was reaching its peak and stocks were falling on deteriorating economic conditions and fear of the credit crisis. Weakness in the equity markets persisted through February before reversing in March 2009. During the strong recovery, stocks that performed poorly during the market crisis came roaring back and stocks that held up well suffered from profit-taking.

COUNTRY BREAKDOWN(1) (at Oct. 31, 2009; % of
portfolio assets)
------------------------------------------------
Australia                                   1.1%
------------------------------------------------
Belgium                                     1.2%
------------------------------------------------
Bermuda                                     0.5%
------------------------------------------------
Brazil                                      2.4%
------------------------------------------------
Canada                                      1.7%
------------------------------------------------

China                                       1.0%
------------------------------------------------

Denmark                                     0.8%
------------------------------------------------

Finland                                     0.5%
------------------------------------------------

France                                      2.4%
------------------------------------------------

Germany                                     3.8%
------------------------------------------------

Hong Kong                                   3.2%
------------------------------------------------

India                                       0.9%
------------------------------------------------

Indonesia                                   1.4%
------------------------------------------------

Ireland                                     0.9%

------------------------------------------------


--------------------------------------------------------------------------------
                        THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

COUNTRY BREAKDOWN(1) (at Oct. 31, 2009; % of
portfolio assets)
------------------------------------------------
Japan                                       6.4%
------------------------------------------------

Luxembourg                                  0.7%
------------------------------------------------

Mexico                                      2.3%
------------------------------------------------

Netherlands                                 1.8%
------------------------------------------------

Portugal                                    0.8%
------------------------------------------------

Singapore                                   0.8%
------------------------------------------------

South Korea                                 2.9%
------------------------------------------------

Spain                                       1.7%
------------------------------------------------

Switzerland                                 6.2%
------------------------------------------------

Taiwan                                      1.1%
------------------------------------------------

United Kingdom                             11.6%
------------------------------------------------

United States                              41.4%
------------------------------------------------
Other(2)                                    0.5%
------------------------------------------------



(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) as of Oct. 31, 2009. The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.

TOP TEN HOLDINGS (at Oct. 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

JPMorgan Chase & Co (United States)         2.0%
------------------------------------------------
Nestle (Switzerland)                        2.0%
------------------------------------------------

IBM (United States)                         1.9%
------------------------------------------------

HSBC Holdings (United Kingdom)              1.8%
------------------------------------------------

Google Cl A (United States)                 1.7%
------------------------------------------------

Tullow Oil (United Kingdom)                 1.7%
------------------------------------------------

America Movil ADR Series L (Mexico)         1.6%
------------------------------------------------

Johnson & Johnson (United States)           1.6%
------------------------------------------------

Apple (United States)                       1.6%
------------------------------------------------
BG Group (United Kingdom)                   1.5%
------------------------------------------------


Excludes cash & cash equivalents.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
6  THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

In our view, the rising market didn't reflect continuing economic weakness, and stock prices were driven by hope and sentiment rather than fundamental value and future prospects. This presented a challenge for us because the Fund's strategy is to invest in companies we expect to do well over a two to three-year period.

By the start of the fiscal year, we had already positioned the Fund defensively. Though we certainly didn't foresee the full magnitude of the crisis, we anticipated problems related to the sub-prime credit market and had prepared the portfolio for a difficult environment. We reduced exposure to Asian and emerging market equities and focused on high quality companies with strong balance sheets in areas such as consumer staples, health care and large-cap technology.

The defensive positioning, though highly effective early in the fiscal year, prevented the Fund from fully participating in the subsequent recovery. Asian and emerging market equities, where the portfolio was underweight, recovered more quickly than expected. Also, the market shunned the high quality, less cyclical companies held by the Fund in favor of lower quality companies whose price gains were driven by their cyclicality or how beaten down they had been in the downturn.

Though the Fund's defensive positioning was primarily responsible for its underperformance, relative to the MSCI All Country World Index, we believe this approach was prudent because we saw little evidence to justify the strong market rally.

On the positive side, the Fund benefited from its energy positioning. The portfolio was underweight in the sector, which fell sharply and then recovered strongly, but stock selection was quite strong. Holdings such as Brazil's PETROBRAS, the U.K.'s BG GROUP and TULLOW OIL benefited from discoveries during the period.

Having a smaller utilities position than the MSCI All Country World Index was advantageous as utilities were generally left behind in the market rally. The Fund also benefited from effective stock selection among industrial stocks, even though the sector itself made little headway during the period.


--------------------------------------------------------------------------------
                        THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

Regionally, the Fund benefited from its European allocation, which was larger than that of the MSCI All Country World Index. Though the European market did not perform particularly well, the Fund's advantage came from strong stock selection.

SAMSUNG ELECTRONICS, a global leader in semiconductors and mobile headsets, was an individual contributor to relative return. Samsung is a good example of a company using its financial strength to take market share from weaker competitors.

The largest detractor from relative performance was the Fund's weighting in the materials sector, which was smaller than that of the MSCI All Country World Index. Materials stocks benefited from strong Asian demand and the market's preference for beaten down, cyclical stocks. Within the materials sector, the Fund's holdings of BARRICK GOLD added to relative return as the price of gold rose 40% during 12-month period. People flocked to gold for security during the downturn, and when the market rallied, gold remained strong due to concerns about high government spending.

The Fund's emphasis on health care and consumer staples stocks was disadvantageous. These sectors performed poorly in the latter part of the fiscal year when investors moved assets into more cyclical areas. In the health care sector, SCHERING PLOUGH was a key contributor as Merck paid a premium price to acquire it. However, other high quality health care holdings like ROCHE, NOVARTIS and GILEAD SCIENCES suffered as investors sold safer, solid companies in pursuit of more aggressive holdings. Uncertainty about possible U.S. health care reform also affected these stocks.

Additional detractors from relative performance included LOCKHEED MARTIN and LLOYD'S TSB. We consider Lockheed Martin a solid, long-term company with a strong balance sheet, but the U.S. defense contractor suffered from the market's move to cyclical opportunities and from concern about defense spending under the Obama administration. We bought Lloyd's to gain financial sector exposure while avoiding exposure to investment banking and riskier derivative assets. Unfortunately, Lloyd's fell with the entire financial sector on fear of rising bad debts. Under pressure from the U.K. government, Lloyd's

--------------------------------------------------------------------------------
8  THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


bought a troubled competitor that exposed them to investment banking and the very type of assets we wanted to avoid. We sold the stock, but it was still a key detractor for the fiscal period.

CHANGES TO THE FUND'S PORTFOLIO
We maintained the Fund's defensive positioning for most of the period and then, in the final months of the year, we moved the portfolio to a more neutral stance, relative to the MSCI All Country World Index. In addition to continued emphasis on companies that we believe will be long-term industry winners, we added opportunistic exposure to companies that we believe offer shorter term potential based on their sensitivity to economic recovery.

Initially, the Fund's financials position was much smaller than that of the MSCI All Country World Index. We added to financials through the year, with particular emphasis on Asian property companies and banks in India, Taiwan and China. Asian banks are generally not involved in investment banking and have less exposure to the derivative assets that derailed banks in developed regions. On the positive side, they are exposed to faster growing regions where expanding personal wealth creates greater need for banking services. We also invested in financial companies in the developed world, including HARTFORD FINANCIAL and CITIGROUP in the U.S. and FORTIS and ING in Europe. These companies appeared close to collapse, but now have government support, improved capital positions and stronger balance sheets.

We added to the materials and industrials sectors, two areas poised to benefit from economic recovery and reduced allocations to consumer


  Asia and the emerging market economies continue on their growth trend and we see small signs that the developed economies are bottoming out.






--------------------------------------------------------------------------------
                        THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------


staples and health care, promising long-term sectors that are not currently being rewarded by the market.

Geographically, the Fund's weightings in the U.S., Asia and emerging markets were about equal to those of the MSCI All Country World Index at fiscal year end. The portfolio had a larger position in Europe and a smaller weighting in Japan compared to the MSCI All Country World Index.

The Fund's positions in the technology and financials sectors were larger than those of the MSCI All Country World Index, while positions in industrials, utilities and consumer-related sectors were smaller.

OUR FUTURE STRATEGY
At the start of the Fund's fiscal year, the financial system was in disarray and the world appeared to be headed toward a depression. Governments, however, acted quickly and decisively, creating a floor for the markets and the global economy. Now the deepest fears seem to be past and most companies appear to be on improved footing.

Asia and the emerging market economies continue on their growth trend and we see small signs that the developed economies are bottoming out. Still, our expectations are more cautious than the general consensus. We anticipate subdued economic activity and, despite strong performing equity markets, we still see challenges to consumer confidence and corporate earnings. Governments will have to pay for their high spending through taxes or program cuts and that, along with unemployment and low interest on savings, is likely to affect consumer spending and, by extension, corporate profits.

For the past six months or so, investors have bought recovery and cyclical stocks at any price. In the next market phase, we think investors may settle down, focus on valuations and look for companies that can be long-term winners, rather than just survivors. We believe the Fund's focus on individual stock fundamentals should add value in such an environment.


--------------------------------------------------------------------------------
10  THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


(PHOTO - STEPHEN THORNBER)                                            (PHOTO - ANDREW HOLLIMAN, CFA(R))

Stephen Thornber                                                      Andrew Holliman, CFA
Portfolio Manager                                                     Deputy Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Threadneedle Global Equity Fund Class A shares (from 11/1/99 to 10/31/09) as compared to the performance of the Morgan Stanley Capital International (MSCI) All Country World Index and the Lipper Global Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Oct. 31, 2009
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
THREADNEEDLE GLOBAL EQUITY FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $11,252    $7,892   $11,602     $8,717
------------------------------------------------------------------------------------------
     Average annual total return                    +12.52%    -7.59%    +3.02%     -1.37%
------------------------------------------------------------------------------------------
MSCI ALL COUNTRY WORLD INDEX(1)
     Cumulative value of $10,000                    $12,342    $8,739   $12,323    $11,480
------------------------------------------------------------------------------------------
     Average annual total return                    +23.42%    -4.39%    +4.27%     +1.39%
------------------------------------------------------------------------------------------
LIPPER GLOBAL FUNDS INDEX(2)
     Cumulative value of $10,000                    $11,950    $8,642   $12,013    $12,315
------------------------------------------------------------------------------------------
     Average annual total return                    +19.50%    -4.75%    +3.74%     +2.10%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
12  THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THREADNEEDLE GLOBAL EQUITY FUND LINE GRAPH)

                     THREADNEEDLE GLOBAL
                         EQUITY FUND
                           CLASS A               MSCI ALL
                       (INCLUDES SALES         COUNTRY WORLD      LIPPER GLOBAL
                           CHARGE)                INDEX(1)        FUNDS INDEX(2)
                     -------------------    ------------------    --------------
10/99                    $ 9,425                 $10,000              $10,000
1/00                      10,968                  10,567               11,394
4/00                      11,104                  10,801               11,781
7/00                      10,787                  10,563               11,643
10/00                      9,873                  10,088               11,192
1/01                       9,287                   9,860               11,029
4/01                       8,121                   9,036               10,163
7/01                       7,435                   8,525                9,573
10/01                      6,433                   7,547                8,542
1/02                       6,735                   7,865                8,862
4/02                       6,597                   7,901                9,003
7/02                       5,651                   6,806                7,748
10/02                      5,377                   6,523                7,410
1/03                       5,198                   6,361                7,196
4/03                       5,473                   6,781                7,537
7/03                       5,966                   7,476                8,327
10/03                      6,337                   8,170                9,083
1/04                       6,805                   8,972               10,016
4/04                       6,668                   8,880                9,923
7/04                       6,586                   8,846                9,746
10/04                      7,079                   9,316               10,251
1/05                       7,689                   9,996               11,007
4/05                       7,578                   9,907               10,873
7/05                       8,227                  10,586               11,617
10/05                      8,600                  10,701               11,801
1/06                       9,881                  11,934               13,199
4/06                      10,268                  12,589               13,810
7/06                       9,811                  12,189               13,272
10/06                     10,407                  13,137               14,249
1/07                      11,174                  13,961               15,208
4/07                      11,621                  14,813               15,945
7/07                      12,053                  15,000               16,081
10/07                     13,407                  16,391               17,278
1/08                      11,518                  14,238               15,212
4/08                      11,813                  14,877               15,638
7/08                      10,510                  13,533               14,204
10/08                      7,301                   9,302               10,305
1/09                       6,614                   8,249                9,270
4/09                       7,080                   9,023                9,895
7/09                       8,296                  10,754               11,667
10/09                      8,717                  11,480               12,315




(1) The Morgan Stanley Capital International (MSCI) All Country World Index, an unmanaged index of equity securities, is designed to measure equity market performance in the global developed and emerging markets. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Global Funds Index includes the 30 largest global funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 MAY 1, 2009   OCT. 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,231.10        $ 8.00         1.43%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.90        $ 7.23         1.43%
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,225.10        $12.27         2.20%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,014.04        $11.11         2.20%
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,224.50        $12.27         2.20%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,014.04        $11.11         2.20%
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,233.00        $ 4.81          .86%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.76        $ 4.36          .86%
------------------------------------------------------------------------------------------

Class R2
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,227.40        $ 9.49         1.70%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.55        $ 8.59         1.70%
------------------------------------------------------------------------------------------

Class R3
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,231.10        $ 8.11         1.45%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.80        $ 7.33         1.45%
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,230.80        $ 6.54         1.17%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.20        $ 5.92         1.17%
------------------------------------------------------------------------------------------

Class R5
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,233.80        $ 5.21          .93%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.41        $ 4.71          .93%
------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 MAY 1, 2009   OCT. 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Class W
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,230.80        $ 7.55         1.35%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.30        $ 6.83         1.35%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2009: +23.11% for Class A, +22.51% for Class B, +22.45% for Class C, +23.30% for Class I, +22.74% for Class R2, +23.11% for Class R3, +23.08% for Class R4, +23.38%
    for Class R5 and +23.08% for Class W.


--------------------------------------------------------------------------------
16  THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

OCT. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (100.0%)(c)
ISSUER                                                 SHARES                VALUE(a)
AUSTRALIA (1.1%)
CSL                                                     184,567            $5,179,630
-------------------------------------------------------------------------------------

BELGIUM (1.2%)
Fortis                                                1,370,269(b)          5,923,792
-------------------------------------------------------------------------------------

BERMUDA (0.5%)
PartnerRe                                                34,197             2,615,387
-------------------------------------------------------------------------------------

BRAZIL (2.4%)
Companhia Brasileira de Meios de Pagamento              204,952             1,887,118
Multiplan Empreendimentos Imobiliarios                  197,000             2,984,374
Natura Cosmeticos                                       165,400             2,974,475
Redecard                                                237,500             3,488,640
                                                                      ---------------
Total                                                                      11,334,607
-------------------------------------------------------------------------------------

CANADA (1.7%)
Barrick Gold                                            121,544             4,367,076
Nexen                                                   177,900             3,824,464
                                                                      ---------------
Total                                                                       8,191,540
-------------------------------------------------------------------------------------

CHINA (1.0%)
Industrial & Commercial Bank of China Series
 H                                                    6,206,000             4,937,650
-------------------------------------------------------------------------------------

DENMARK (0.8%)
Vestas Wind Systems                                      57,204(b,d)        4,012,685
-------------------------------------------------------------------------------------

FINLAND (0.4%)
Talvivaara Mining                                       364,317(b)          2,140,899
-------------------------------------------------------------------------------------

FRANCE (2.4%)
Euler Hermes                                             32,540             2,582,983
France Telecom                                          164,391             4,072,990
Renault                                                 106,960(b)          4,786,054
                                                                      ---------------
Total                                                                      11,442,027
-------------------------------------------------------------------------------------

GERMANY (3.8%)
E.ON                                                     99,472             3,800,177
K+S                                                      43,631(d)          2,362,208
Linde                                                    65,664             6,825,537
MTU Aero Engines Holding                                 62,441             2,827,934
Siemens                                                  25,790             2,321,985
                                                                      ---------------
Total                                                                      18,137,841
-------------------------------------------------------------------------------------

HONG KONG (3.2%)
Champion REIT                                         3,714,770(d)          1,563,485
Great Eagle Holdings                                  1,903,377             5,020,951
Hongkong & Shanghai Hotels                            2,025,500             2,883,269
Sun Hung Kai Properties                                 378,000             5,726,965
                                                                      ---------------
Total                                                                      15,194,670
-------------------------------------------------------------------------------------

INDIA (0.9%)
State Bank of India GDR                                  45,078             4,117,183
-------------------------------------------------------------------------------------

INDONESIA (1.4%)
Bank Rakyat Indonesia                                 5,150,000             3,739,809
Perusahaan Gas Negara                                 8,416,500             3,125,099
                                                                      ---------------
Total                                                                       6,864,908
-------------------------------------------------------------------------------------

IRELAND (0.9%)
Accenture Cl A                                          111,403             4,130,823
-------------------------------------------------------------------------------------

JAPAN (6.6%)
Asahi Breweries                                         192,900             3,410,404
Canon                                                   101,100             3,811,970
Honda Motor                                              75,200             2,322,808
KDDI                                                        585             3,105,051
Makita                                                   81,100             2,687,807
Mitsubishi Estate                                       307,000(d)          4,637,467
Nintendo                                                 13,400(d)          3,361,237
Osaka Securities Exchange                                   355             1,703,683


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
JAPAN (CONT.)
Shin-Etsu Chemical                                       41,749            $2,214,127
Sony Financial Holdings                                   1,242             3,564,272
                                                                      ---------------
Total                                                                      30,818,826
-------------------------------------------------------------------------------------

LUXEMBOURG (0.7%)
Millicom Intl Cellular                                   56,485(b)          3,539,350
-------------------------------------------------------------------------------------

MEXICO (2.3%)
America Movil ADR Series L                              181,490             8,009,154
Grupo Mexico Series B                                 1,514,600(b)          3,041,100
                                                                      ---------------
Total                                                                      11,050,254
-------------------------------------------------------------------------------------

NETHERLANDS (1.8%)
Fugro                                                    45,386             2,527,677
ING Groep                                               459,565(b)          5,980,002
                                                                      ---------------
Total                                                                       8,507,679
-------------------------------------------------------------------------------------

PORTUGAL (0.8%)
Galp Energia Series B                                   226,483(d)          3,814,285
-------------------------------------------------------------------------------------

SINGAPORE (0.8%)
DBS Group Holdings                                      423,000             3,874,485
-------------------------------------------------------------------------------------

SOUTH KOREA (2.9%)
KB Financial Group                                       76,652(b)          3,688,669
NHN                                                      24,384(b)          3,598,069
Samsung Electronics                                      11,228             6,759,403
                                                                      ---------------
Total                                                                      14,046,141
-------------------------------------------------------------------------------------

SPAIN (1.7%)
Banco Santander                                         331,232             5,329,728
Inditex                                                  49,139(d)          2,884,126
                                                                      ---------------
Total                                                                       8,213,854
-------------------------------------------------------------------------------------

SWITZERLAND (6.2%)
Credit Suisse Group                                      44,000             2,352,116
Nestle                                                  209,948             9,762,912
Novartis                                                143,120             7,452,853
Roche Holding                                            36,865             5,904,407
Syngenta                                                 17,824             4,220,389
                                                                      ---------------
Total                                                                      29,692,677
-------------------------------------------------------------------------------------

TAIWAN (1.1%)
Hon Hai Precision Industry                              629,000             2,463,761
Taiwan Semiconductor Mfg                              1,426,000             2,586,843
Taiwan Semiconductor Mfg ADR                             18,297               174,553
                                                                      ---------------
Total                                                                       5,225,157
-------------------------------------------------------------------------------------

UNITED KINGDOM (11.7%)
3i Group                                                861,105             3,705,976
Aggreko                                                 232,254             2,886,464
Autonomy                                                103,051(b)          2,265,526
BG Group                                                445,560             7,668,799
Chemring Group                                           67,331             2,915,389
HSBC Holdings                                           803,102             8,873,490
Intl Power                                              817,617             3,394,150
Rio Tinto                                                79,680             3,522,293
Standard Chartered                                          118                 2,894
Tesco                                                   684,185             4,561,489
Tullow Oil                                              429,334             8,316,221
Vodafone Group                                        2,137,657             4,710,570
Weir Group                                              225,684             2,586,104
                                                                      ---------------
Total                                                                      55,409,365
-------------------------------------------------------------------------------------

UNITED STATES (41.7%)
Aetna                                                    86,577             2,253,599
American Tower Cl A                                      85,055(b)          3,131,725
Apple                                                    41,212(b)          7,768,462
Arch Coal                                               139,535             3,022,328
Bank of America                                         333,651             4,864,632
Cisco Systems                                           218,521(b)          4,993,205
Citigroup                                             1,643,433             6,721,641
Cliffs Natural Resources                                 88,454             3,146,309
Coca-Cola                                                89,436             4,767,834
CVS Caremark                                             66,817             2,358,640
Dell                                                    510,593(b)          7,398,493
Devon Energy                                             33,289             2,154,131
DIRECTV Group                                           197,526(b)          5,194,934
eBay                                                    180,767(b)          4,025,681
ENSCO Intl                                              108,600             4,972,794
Gilead Sciences                                         112,861(b)          4,802,236
Goldman Sachs Group                                      29,614             5,039,414
Google Cl A                                              16,000(b)          8,577,920


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
UNITED STATES (CONT.)
Hartford Financial Services Group                       256,189            $6,281,753
Humana                                                   85,771(b)          3,223,274
IBM                                                      78,564             9,475,604
Johnson & Johnson                                       133,521             7,884,415
JPMorgan Chase & Co                                     237,616             9,925,220
Laboratory Corp of America Holdings                      63,875(b)          4,400,349
Lockheed Martin                                          78,459             5,397,195
Lowe's Companies                                        184,695             3,614,482
Merck & Co                                              137,100             4,240,503
Microsoft                                               228,000             6,322,440
Norfolk Southern                                        142,964             6,664,982
Oracle                                                  300,000             6,330,000
QUALCOMM                                                 86,515             3,582,586
Republic Services                                       190,446             4,934,456
SL Green Realty                                          85,016             3,295,220
Thermo Fisher Scientific                                 87,181(b)          3,923,145
Travelers Companies                                      83,319             4,148,453
Ultra Petroleum                                          73,720(b)          3,579,106
Walgreen                                                188,736             7,139,883
Wal-Mart Stores                                          50,548             2,511,225
Walt Disney                                             141,209             3,864,890
WESCO Intl                                               92,118(b)          2,354,536
                                                                      ---------------
Total                                                                     198,287,695
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $453,762,471)                                                     $476,703,410
-------------------------------------------------------------------------------------



OTHER (--%)
ISSUER                                                 SHARES                VALUE(a)
SPAIN
Banco Santander Rights                                       32(b)                 $6
-------------------------------------------------------------------------------------
TOTAL OTHER
(Cost: $--)                                                                        $6
-------------------------------------------------------------------------------------



MONEY MARKET FUND (0.5%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.25%               2,414,933(e)         $2,414,933
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $2,414,933)                                                         $2,414,933
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (3.5%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     16,554,594           $16,554,594
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $16,554,594)                                                       $16,554,594
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $472,731,998)(f)                                                  $495,672,943
=====================================================================================




SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY


The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at Oct. 31, 2009:

                                          PERCENTAGE OF
INDUSTRY                                    NET ASSETS        VALUE
-----------------------------------------------------------------------
Aerospace & Defense                            2.3%         $11,140,518
Automobiles                                    1.5            7,108,862
Beverages                                      1.7            8,178,238
Biotechnology                                  2.1            9,981,866
Capital Markets                                2.3           11,097,506
Chemicals                                      3.3           15,622,261


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

                                          PERCENTAGE OF
INDUSTRY                                    NET ASSETS        VALUE
-----------------------------------------------------------------------
Commercial Banks                               7.3%         $34,563,914
Commercial Services & Supplies                 1.6            7,820,920
Communications Equipment                       1.8            8,575,791
Computers & Peripherals                        5.2           24,642,559
Diversified Financial Services                 6.1           29,195,178
Diversified Telecommunication Services         0.9            4,072,990
Electric Utilities                             0.8            3,800,177
Electrical Equipment                           0.8            4,012,685
Electronic Equipment, Instruments &
  Components                                   0.5            2,463,761
Energy Equipment & Services                    1.6            7,500,471
Food & Staples Retailing                       3.5           16,571,237
Food Products                                  2.0            9,762,912
Gas Utilities                                  0.7            3,125,099
Health Care Providers & Services               2.1            9,877,222
Hotels, Restaurants & Leisure                  0.6            2,883,269
Household Durables                             0.6            2,687,807
Independent Power Producers & Energy
  Traders                                      0.7            3,394,150
Industrial Conglomerates                       0.5            2,321,985
Insurance                                      5.3           25,116,640
Internet Software & Services                   3.4           16,201,670
IT Services                                    2.0            9,506,581
Life Sciences Tools & Services                 0.8            3,923,145
Machinery                                      0.5            2,586,104
Media                                          1.9            9,059,824
Metals & Mining                                3.4           16,217,677
Office Electronics                             0.8            3,811,970
Oil, Gas & Consumable Fuels                    6.8           32,379,334
Personal Products                              0.6            2,974,475
Pharmaceuticals                                5.3           25,482,178
Real Estate Investment Trusts (REITs)          1.0            4,858,705
Real Estate Management & Development           3.9           18,369,757
Road & Rail                                    1.4            6,664,982
Semiconductors & Semiconductor
  Equipment                                    2.0            9,520,799
Software                                       3.8           18,279,203
Specialty Retail                               1.4            6,498,608
Trading Companies & Distributors               0.5            2,354,536
Wireless Telecommunication Services            4.7           22,495,850
Other(1)                                       4.0           18,969,527
-----------------------------------------------------------------------
Total                                                      $495,672,943
-----------------------------------------------------------------------


(1) Cash & Cash Equivalents.


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Oct. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(e) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2009.

(f) At Oct. 31, 2009, the cost of securities for federal income tax purposes was $485,348,443 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $33,193,694
     Unrealized depreciation                         (22,869,194)
     -----------------------------------------------------------
     Net unrealized appreciation                     $10,324,500
     -----------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.


--------------------------------------------------------------------------------
22  THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Oct. 31, 2009:

                                                FAIR VALUE AT OCT. 31, 2009
                             ----------------------------------------------------------------
                                  LEVEL 1           LEVEL 2
                               QUOTED PRICES         OTHER          LEVEL 3
                                 IN ACTIVE        SIGNIFICANT     SIGNIFICANT
                                MARKETS FOR       OBSERVABLE     UNOBSERVABLE
DESCRIPTION                  IDENTICAL ASSETS       INPUTS          INPUTS           TOTAL
---------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)             $224,948,500      $251,754,910(b)      $--        $476,703,410
  Other(a)                                                  6(b)       --                   6
---------------------------------------------------------------------------------------------
Total Equity Securities         224,948,500       251,754,916          --         476,703,416
---------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(c)                       2,414,933                --          --           2,414,933
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                         16,554,594                --          --          16,554,594
---------------------------------------------------------------------------------------------
Total Other                      18,969,527                --          --          18,969,527
---------------------------------------------------------------------------------------------
Total                          $243,918,027      $251,754,916         $--        $495,672,943
---------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.
(b) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. Therefore, these investment securities were classified as Level 2 instead of Level 1.
(c) Money market fund that is a sweep investment for cash balances in the Fund at Oct. 31, 2009.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT  23

STATEMENT OF ASSETS AND LIABILITIES  -------------------------------------------
OCT. 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $453,762,471)             $ 476,703,416
  Affiliated money market fund (identified cost $2,414,933)            2,414,933
  Investments of cash collateral received for securities on loan
    (identified cost $16,554,594)                                     16,554,594
--------------------------------------------------------------------------------
Total investments in securities (identified cost $472,731,998)       495,672,943
Foreign currency holdings (identified cost $487,150)                     483,814
Capital shares receivable                                                332,150
Dividends and accrued interest receivable                                404,718
Receivable for investment securities sold                              9,907,463
Reclaims receivable                                                      504,675
Other receivable                                                         214,186
--------------------------------------------------------------------------------
Total assets                                                         507,519,949
--------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                   702,666
Payable for investment securities purchased                           13,249,432
Payable upon return of securities loaned                              16,554,594
Accrued investment management services fees                               10,598
Accrued distribution fees                                                  4,014
Accrued transfer agency fees                                               3,659
Accrued administrative services fees                                       1,076
Accrued plan administration services fees                                     43
Other accrued expenses                                                   177,775
--------------------------------------------------------------------------------
Total liabilities                                                     30,703,857
--------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 476,816,092
--------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $     782,045
Additional paid-in capital                                           803,601,398
Undistributed net investment income                                      356,736
Accumulated net realized gain (loss)                                (350,983,586)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                          23,059,499
--------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 476,816,092
--------------------------------------------------------------------------------
* Including securities on loan, at value                           $  15,343,376
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
24  THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $394,510,625           64,353,725                       $6.13(1)
Class B                     $ 33,008,877            5,717,899                       $5.77
Class C                     $ 10,570,042            1,851,492                       $5.71
Class I                     $ 32,596,470            5,289,556                       $6.16
Class R2                    $     46,070                7,498                       $6.14
Class R3                    $      3,897                  634                       $6.15
Class R4                    $  6,058,555              980,165                       $6.18
Class R5                    $     17,622                2,861                       $6.16
Class W                     $      3,934                  639                       $6.16
-----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $6.50. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT  25

STATEMENT OF OPERATIONS  -------------------------------------------------------
YEAR ENDED OCT. 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $  10,432,415
Interest                                                                     262
Income distributions from affiliated money market fund                    14,769
Income from securities lending -- net                                    215,469
  Less foreign taxes withheld                                           (579,353)
--------------------------------------------------------------------------------
Total income                                                          10,083,562
--------------------------------------------------------------------------------
Expenses:
Investment management services fees                                    2,918,784
Distribution fees
  Class A                                                                884,744
  Class B                                                                362,565
  Class C                                                                 57,394
  Class R2                                                                   192
  Class R3                                                                     8
  Class W                                                                      8
Transfer agency fees
  Class A                                                              1,206,293
  Class B                                                                132,762
  Class C                                                                 19,641
  Class R2                                                                    19
  Class R3                                                                     1
  Class R4                                                                 2,552
  Class R5                                                                     2
  Class W                                                                      7
Administrative services fees                                             340,869
Plan administration services fees
  Class R2                                                                    96
  Class R3                                                                     8
  Class R4                                                                12,740
Compensation of board members                                             13,079
Custodian fees                                                            58,680
Printing and postage                                                     126,520
Registration fees                                                         66,570
Professional fees                                                         60,961
Other                                                                     24,675
--------------------------------------------------------------------------------
Total expenses                                                         6,289,170
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                              (129)
  Earnings and bank fee credits on cash balances                             (80)
--------------------------------------------------------------------------------
Total net expenses                                                     6,288,961
--------------------------------------------------------------------------------
Investment income (loss) -- net                                        3,794,601
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
26  THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                            $(107,406,047)
  Foreign currency transactions                                          (92,764)
--------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (107,498,811)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 183,214,646
--------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                 75,715,835
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $  79,510,436
--------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT  27

STATEMENTS OF CHANGES IN NET ASSETS  -------------------------------------------


YEAR ENDED OCT. 31,                                                         2009           2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $   3,794,601  $   3,912,229
Net realized gain (loss) on investments                             (107,498,811)   (64,341,389)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 183,214,646   (324,354,761)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       79,510,436   (384,783,921)
-----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                           (5,343,305)    (2,895,413)
    Class C                                                               (7,366)            --
    Class I                                                             (409,801)            --
    Class R2                                                                 (81)           (16)
    Class R3                                                                 (64)           (28)
    Class R4                                                             (95,325)       (51,464)
    Class R5                                                                 (82)           (43)
    Class W                                                                  (56)           (24)
-----------------------------------------------------------------------------------------------
Total distributions                                                   (5,856,080)    (2,946,988)
-----------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
28  THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


YEAR ENDED OCT. 31,                                                         2009           2008
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $  38,201,079  $ 104,990,779
  Class B shares                                                       3,574,996     19,744,662
  Class C shares                                                       1,451,876      2,778,659
  Class I shares                                                      39,064,193          5,000
  Class R2 shares                                                          9,763             --
  Class R4 shares                                                      1,403,150      2,142,353
  Class R5 shares                                                              1             --
Fund merger
  Class A shares                                                      11,920,114            N/A
  Class B shares                                                         968,653            N/A
  Class C shares                                                       5,405,143            N/A
  Class R2 shares                                                        143,426            N/A
  Class R5 shares                                                         13,250            N/A
Reinvestment of distributions at net asset value
  Class A shares                                                       5,231,241      2,842,402
  Class C shares                                                           7,156             --
  Class I shares                                                         409,715             --
  Class R2 shares                                                             31             --
  Class R4 shares                                                         95,325         51,464
Conversions from Class B to Class A
  Class A shares                                                       8,590,859     17,227,753
  Class B shares                                                      (8,590,859)   (17,227,753)
Payments for redemptions
  Class A shares                                                    (105,412,307)  (144,969,040)
  Class B shares                                                     (10,894,724)   (21,618,553)
  Class C shares                                                      (1,994,833)    (2,137,746)
  Class I shares                                                     (17,447,359)            --
  Class R2 shares                                                       (121,102)            --
  Class R4 shares                                                     (1,395,358)    (2,469,638)
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    (29,366,571)   (38,639,658)
-----------------------------------------------------------------------------------------------
Proceeds from regulatory settlement (Note 10)                             93,216            N/A
-----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               44,381,001   (426,370,567)
Net assets at beginning of year                                      432,435,091    858,805,658
-----------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 476,816,092  $ 432,435,091
-----------------------------------------------------------------------------------------------
Undistributed net investment income                                $     356,736  $   2,536,752
-----------------------------------------------------------------------------------------------



Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT  29

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For the periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                     YEAR ENDED OCT. 31,
CLASS A                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $5.21        $9.61       $7.52       $6.23       $5.16
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .05          .05         .02         .01         .02
Net gains (losses) (both realized and
 unrealized)                                          .95        (4.41)       2.13        1.30        1.08
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.00        (4.36)       2.15        1.31        1.10
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.08)        (.04)       (.06)       (.02)       (.03)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.13        $5.21       $9.61       $7.52       $6.23
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       19.39%(a)   (45.55%)     28.82%      21.01%      21.48%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Total expenses                                      1.44%        1.46%       1.39%       1.51%       1.57%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .92%         .65%        .28%        .23%        .33%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $395         $380        $737        $608        $446
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               81%          97%        100%        112%         93%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
30  THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS B                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $4.87        $9.02       $7.06       $5.88       $4.87
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .01         (.01)       (.04)       (.01)       (.02)
Net gains (losses) (both realized and
 unrealized)                                          .89        (4.14)       2.00        1.19        1.03
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .90        (4.15)       1.96        1.18        1.01
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --           --         .00(c)       --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.77        $4.87       $9.02       $7.06       $5.88
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       18.48%(a)   (46.01%)     27.81%      20.07%      20.74%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Total expenses                                      2.21%        2.23%       2.15%       2.28%       2.34%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .22%        (.11%)      (.45%)      (.54%)      (.41%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $33          $42        $104        $110        $102
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               81%          97%        100%        112%         93%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS C                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $4.83        $8.93       $7.02       $5.85       $4.85
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .00(c)      (.01)       (.04)       (.01)       (.02)
Net gains (losses) (both realized and
 unrealized)                                          .89        (4.09)       1.98        1.18        1.03
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .89        (4.10)       1.94        1.17        1.01
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.01)          --        (.03)         --        (.01)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.71        $4.83       $8.93       $7.02       $5.85
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       18.39%(a)   (45.91%)     27.76%      20.03%      20.89%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Total expenses                                      2.20%        2.22%       2.15%       2.27%       2.33%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.08%)       (.09%)      (.48%)      (.50%)      (.53%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $11           $5          $8          $6          $2
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               81%          97%        100%        112%         93%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
32  THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                   YEAR ENDED OCT. 31,
CLASS I                                            -------------------
PER SHARE DATA                                      2009       2008(d)
Net asset value, beginning of period                $5.25        $7.47
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .09          .03
Net gains (losses) (both realized and
 unrealized)                                          .95        (2.25)
----------------------------------------------------------------------
Total from investment operations                     1.04        (2.22)
----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.13)          --
----------------------------------------------------------------------
Net asset value, end of period                      $6.16        $5.25
----------------------------------------------------------------------
TOTAL RETURN                                       20.21%(a)   (29.72%)
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Total expenses                                       .84%         .85%(e)
----------------------------------------------------------------------
Net investment income (loss)                        1.56%        1.55%(e)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $33          $--
----------------------------------------------------------------------
Portfolio turnover rate                               81%          97%
----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                          YEAR ENDED OCT. 31,
CLASS R2                                           --------------------------------
PER SHARE DATA                                      2009         2008       2007(f)
Net asset value, beginning of period                $5.23        $9.62        $7.89
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.01)         .05         (.01)
Net gains (losses) (both realized and
 unrealized)                                         1.00        (4.42)        1.84
-----------------------------------------------------------------------------------
Total from investment operations                      .99        (4.37)        1.83
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.08)        (.02)        (.10)
-----------------------------------------------------------------------------------
Net asset value, end of period                      $6.14        $5.23        $9.62
-----------------------------------------------------------------------------------
TOTAL RETURN                                       19.13%(a)   (45.48%)      23.41%
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.69%        1.79%        1.74%(e)
-----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(g)                            1.69%        1.54%        1.74%(e)
-----------------------------------------------------------------------------------
Net investment income (loss)                        (.16%)        .57%        (.13%)(e)
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--          $--
-----------------------------------------------------------------------------------
Portfolio turnover rate                               81%          97%         100%
-----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
34  THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                          YEAR ENDED OCT. 31,
CLASS R3                                           --------------------------------
PER SHARE DATA                                      2009         2008       2007(f)
Net asset value, beginning of period                $5.24        $9.65        $7.89
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .05          .06          .01
Net gains (losses) (both realized and
 unrealized)                                          .96        (4.43)        1.85
-----------------------------------------------------------------------------------
Total from investment operations                     1.01        (4.37)        1.86
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.10)        (.04)        (.10)
-----------------------------------------------------------------------------------
Net asset value, end of period                      $6.15        $5.24        $9.65
-----------------------------------------------------------------------------------
TOTAL RETURN                                       19.63%(a)   (45.43%)      23.80%
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.38%        1.54%        1.49%(e)
-----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(g)                            1.32%        1.29%        1.49%(e)
-----------------------------------------------------------------------------------
Net investment income (loss)                        1.03%         .82%         .12%(e)
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--          $--
-----------------------------------------------------------------------------------
Portfolio turnover rate                               81%          97%         100%
-----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT  35

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS R4                                           -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $5.26        $9.70       $7.60       $6.29       $5.20
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .06          .07         .04         .02         .04
Net gains (losses) (both realized and
 unrealized)                                          .96        (4.46)       2.13        1.31        1.09
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.02        (4.39)       2.17        1.33        1.13
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.10)        (.05)       (.07)       (.02)       (.04)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.18        $5.26       $9.70       $7.60       $6.29
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       19.72%(a)   (45.47%)     28.85%      21.26%      21.90%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.15%        1.29%       1.23%       1.32%       1.38%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(g)                            1.15%        1.28%       1.23%       1.32%       1.38%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.22%         .83%        .45%        .44%        .49%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $6           $5         $10          $9          $6
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               81%          97%        100%        112%         93%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
36  THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                          YEAR ENDED OCT. 31,
CLASS R5                                           --------------------------------
PER SHARE DATA                                      2009         2008       2007(f)
Net asset value, beginning of period                $5.25        $9.69        $7.89
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .08          .08          .05
Net gains (losses) (both realized and
 unrealized)                                          .96        (4.45)        1.85
-----------------------------------------------------------------------------------
Total from investment operations                     1.04        (4.37)        1.90
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.13)        (.07)        (.10)
-----------------------------------------------------------------------------------
Net asset value, end of period                      $6.16        $5.25        $9.69
-----------------------------------------------------------------------------------
TOTAL RETURN                                       20.20%(a)   (45.40%)      24.33%
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Total expenses                                       .90%        1.04%         .99%(e)
-----------------------------------------------------------------------------------
Net investment income (loss)                        1.39%        1.07%         .62%(e)
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--          $--
-----------------------------------------------------------------------------------
Portfolio turnover rate                               81%          97%         100%
-----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT  37

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                          YEAR ENDED OCT. 31,
CLASS W                                            --------------------------------
PER SHARE DATA                                      2009         2008       2007(h)
Net asset value, beginning of period                $5.23        $9.66        $7.83
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .06          .05          .02
Net gains (losses) (both realized and
 unrealized)                                          .96        (4.44)        1.91
-----------------------------------------------------------------------------------
Total from investment operations                     1.02        (4.39)        1.93
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.09)        (.04)        (.10)
-----------------------------------------------------------------------------------
Net asset value, end of period                      $6.16        $5.23        $9.66
-----------------------------------------------------------------------------------
TOTAL RETURN                                       19.70%(a)   (45.62%)      24.87%
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Total expenses                                      1.30%        1.43%        1.39%(e)
-----------------------------------------------------------------------------------
Net investment income (loss)                        1.05%         .68%         .20%(e)
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--          $--
-----------------------------------------------------------------------------------
Portfolio turnover rate                               81%          97%         100%
-----------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) During the year ended Oct. 31, 2009, the Fund received proceeds from regulatory settlement (see Note 10 to the Financial Statements). Had the Fund not received these proceeds, the total return would have been lower by 0.02%
(b) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) Rounds to zero.
(d) For the period from Aug. 1, 2008 (when shares became public available) to Oct. 31, 2008.
(e) Annualized.
(f) For the period from Dec. 11, 2006 (when shares became public available) to Oct. 31, 2007.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) For the period from Dec. 1, 2006 (when shares became public available) to Oct. 31, 2007.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
38  THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS  -------------------------------------------------

1. ORGANIZATION

Threadneedle Global Equity Fund (the Fund) is a series of RiverSource Global Series, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Fund's Board of Directors (the Board). Under normal market conditions, at least 80% of the Fund's net assets will be invested in equity securities, including companies located in developed and emerging countries.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors.

- Class W shares are offered without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At Oct. 31, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and affiliated funds-of-funds in the RiverSource Family of Funds owned 100% of Class I shares, and the Investment Manager owned 100% of Class R3 and Class W shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.


--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have a material effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on

--------------------------------------------------------------------------------
40  THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2009, foreign currency holdings consisted of multiple denominations, primarily Taiwan dollars.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.


--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend. On Aug. 12, 2009, an additional dividend was paid before the merger (see Note 11) to ensure that the current shareholders of Threadneedle Global Equity Fund would not experience a dilution in their shares of the Fund's income or capital gains.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment

--------------------------------------------------------------------------------
42  THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities. At Oct. 31, 2009, the Fund had no outstanding forward foreign currency contracts.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT OCT. 31, 2009
At Oct. 31, 2009, the Fund had no outstanding derivatives.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCT. 31, 2009


      AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
------------------------------------------------------------------------------
RISK EXPOSURE CATEGORY                FORWARD FOREIGN CURRENCY CONTRACTS
------------------------------------------------------------------------------
Foreign exchange contracts                         $100,625
------------------------------------------------------------------------------
Total                                              $100,625
------------------------------------------------------------------------------




 CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN
                                    INCOME
------------------------------------------------------------------------------
RISK EXPOSURE CATEGORY                FORWARD FOREIGN CURRENCY CONTRACTS
------------------------------------------------------------------------------
Foreign exchange contracts                            $--
------------------------------------------------------------------------------
Total                                                 $--
------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY CONTRACTS
At Oct. 31, 2009, the Fund had no forward foreign currency contracts outstanding. The monthly average gross notional amount for these contracts was $300,000 for the year ended Oct. 31, 2009.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.80% to 0.57% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Global Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $446,000 for the year ended Oct. 31, 2009. The management fee for the year ended Oct. 31, 2009 was 0.68% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

SUBADVISORY AGREEMENT
The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the Fund. The Investment Manager contracts with and compensates Threadneedle to manage the investment of the Fund's assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee for the year ended Oct. 31, 2009 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of

--------------------------------------------------------------------------------
44  THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Oct. 31, 2009, other expenses paid to this company were $2,741.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

In connection with the acquisition of Seligman Global Growth Fund (see Note 11), the Fund assumed the obligations of Seligman Global Growth Fund, which, together with certain other associated investment companies (together, the Guarantors), has severally, but not jointly, guaranteed the performance and observance of all terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent of Seligman Global Growth Fund, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At Oct. 31, 2009, the Fund's total potential future obligation under the Guaranty over the life of the Guaranty is $26,342. Seligman Global Growth Fund expensed $13,520 related to the Guaranty prior to acquisition by the Fund. This amount is included within other accrued expenses in the Fund's Statement of Assets and Liabilities.


--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,466,000 and $63,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as July 31, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $325,719 for Class A, $33,636 for Class B and $1,652 for Class C for the year ended Oct. 31, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Oct. 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class R2............................................  1.69%
Class R3............................................  1.32
Class R4............................................  1.15


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R2...........................................  $  2
Class R3...........................................     2
Class R4...........................................   125




--------------------------------------------------------------------------------
46  THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


Under an agreement which was effective until Oct. 31, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the class average daily net assets:

Class R4............................................  1.27%


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

BANK FEE CREDITS
During the year ended Oct. 31, 2009, the Fund's transfer agency fees were reduced by $80 as a result of bank fee credits from overnight cash balances.

CUSTODIAN FEES
Effective Dec. 15, 2008, the Fund pays custodian fees to JPMorgan Chase Bank, N.A. For the period from Nov. 1, 2008 to Dec. 15, 2008, the Fund paid custodian fees amounting to $4,966 to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $361,593,741 (including $17,582,246* from Seligman Global Growth Fund that was acquired in the fund merger as described in Note 11) and $388,084,094, respectively, for the year ended Oct. 31, 2009. Realized gains and losses are determined on an identified cost basis.

* This purchase amount is excluded for purposes of calculating the Fund's portfolio turnover rate.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED OCT. 31,                            2009        2008*
-------------------------------------------------------------------
CLASS A
Sold                                         7,500,867   13,186,460
Fund merger                                  2,011,033           --
Converted from Class B shares**              1,463,400    2,293,975
Reinvested distributions                       983,464      328,601
Redeemed                                   (20,645,429) (19,420,602)
-------------------------------------------------------------------
Net increase (decrease)                     (8,686,665)  (3,611,566)
-------------------------------------------------------------------



--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

YEAR ENDED OCT. 31,                            2009        2008*
-------------------------------------------------------------------
CLASS B
Sold                                           745,833    2,606,662
Fund merger                                    173,293           --
Converted to Class A shares**               (1,561,833)  (2,447,124)
Redeemed                                    (2,294,056)  (3,014,161)
-------------------------------------------------------------------
Net increase (decrease)                     (2,936,763)  (2,854,623)
-------------------------------------------------------------------

CLASS C
Sold                                           298,410      381,563
Fund merger                                    977,635           --
Reinvested distributions                         1,304           --
Redeemed                                      (411,308)    (318,939)
-------------------------------------------------------------------
Net increase (decrease)                        866,041       62,624
-------------------------------------------------------------------

CLASS I
Sold                                         8,069,029          666
Reinvested distributions                        69,326           --
Redeemed                                    (2,849,465)          --
-------------------------------------------------------------------
Net increase (decrease)                      5,288,890          666
-------------------------------------------------------------------

CLASS R2
Sold                                             1,844           --
Fund merger                                     24,131           --
Reinvested distributions                             5           --
Redeemed                                       (19,116)          --
-------------------------------------------------------------------
Net increase (decrease)                          6,864           --
-------------------------------------------------------------------

CLASS R4
Sold                                           265,435      264,404
Reinvested distributions                        17,716        5,909
Redeemed                                      (266,560)    (319,876)
-------------------------------------------------------------------
Net increase (decrease)                         16,591      (49,563)
-------------------------------------------------------------------

CLASS R5
Sold                                                --           --
Fund merger                                      2,227           --
Reinvested distributions                            --           --
Redeemed                                            --           --
-------------------------------------------------------------------
Net increase (decrease)                          2,227           --
-------------------------------------------------------------------


 * Certain line items from the prior year have been renamed to conform to the current year presentation.
** Automatic conversion of Class B shares to Class A shares based on the original purchase date.


--------------------------------------------------------------------------------
48  THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


7. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Oct. 31, 2009, securities valued at $15,343,376 were on loan, secured by cash collateral of $16,554,594 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $215,469 earned from securities lending from Dec. 1, 2008 through Oct. 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Prior to Dec. 1, 2008, the Investment Manager served as securities lending agent for the Fund under the Securities Lending Agency Agreement. For the period from Nov. 1, 2008 through Nov. 30, 2008, the Fund had no securities on loan.


--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $177,620,306 and $181,828,932, respectively, for the year ended Oct. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Oct. 31, 2009, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (A) 1.25% per annum plus (B) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to

--------------------------------------------------------------------------------
50  THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2009.

10. PROCEEDS FROM REGULATORY SETTLEMENT

During the year ended Oct. 31, 2009, as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $93,216, which represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

11. FUND MERGER

At the close of business on Aug. 14, 2009, Threadneedle Global Equity Fund acquired the assets and assumed the identified liabilities of Seligman Global Growth Fund. The reorganization was completed after shareholders approved the plan on June 29, 2009.

The aggregate net assets of Threadneedle Global Equity Fund immediately before the acquisition were $475,267,886 and the combined net assets immediately after the acquisition were $493,718,472.

The merger was accomplished by a tax-free exchange of 3,038,152 shares of Seligman Global Growth Fund valued at $18,450,586.

In exchange for the Seligman Global Growth Fund shares and net assets, Threadneedle Global Equity Fund issued the following number of shares:

                                                     SHARES
------------------------------------------------------------
Class A..........................................  2,011,033
Class B..........................................    173,293
Class C..........................................    977,635
Class R2.........................................     24,131
Class R5.........................................      2,227


The components of Seligman Global Growth Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows:

                                                                              EXCESS OF
                                                           ACCUMULATED   DISTRIBUTIONS OVER
                     TOTAL       CAPITAL     UNREALIZED        NET         NET INVESTMENT
                   NET ASSETS     STOCK     APPRECIATION  REALIZED LOSS        INCOME
-------------------------------------------------------------------------------------------
Seligman Global
  Growth Fund     $18,450,586  $52,704,193    $320,343     $(34,572,254)       $(1,696)




--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

12. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, passive foreign investment company (PFIC) holdings, re-characterization of real estate investment trust (REIT) distributions, foreign tax credits and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $116,841 and accumulated net realized loss has been decreased by $199,374,530 resulting in a net reclassification adjustment to decrease paid-in capital by $199,257,689.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                            2009        2008
------------------------------------------------------------------
Ordinary income...........................  $5,856,080  $2,946,988
Long-term capital gain....................          --          --


At Oct. 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income...................     $1,519,019
Undistributed accumulated long-term gain........            $--
Accumulated realized loss.......................  $(339,519,748)
Unrealized appreciation (depreciation)..........    $10,433,378


For federal income tax purposes, the Fund had a capital loss carry-over of $339,519,748 at Oct. 31, 2009, that if not offset by capital gains will expire as follows:

      2010              2011               2015               2016               2017
  $143,688,441       $30,509,951        $2,715,902         $62,625,028        $99,980,426


Threadneedle Global Equity Fund acquired $5,786,102 of capital loss carry-overs in connection with the Seligman Global Growth Fund merger (Note 11). The yearly utilization of the acquired capital losses is limited by the Internal Revenue Code. For the year ended Oct. 31, 2009, $199,257,689 of capital loss carry-over expired unused. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or

--------------------------------------------------------------------------------
52  THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

13. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

14. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Dec. 21, 2009, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

15. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On

--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman

--------------------------------------------------------------------------------
54  THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse

--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
56  THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THREADNEEDLE GLOBAL EQUITY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Threadneedle Global Equity Fund (the Fund) (one of the portfolios constituting the RiverSource Global Series, Inc.) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through October 31, 2006, were audited by other auditors whose report dated December 20, 2006 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT  57

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Threadneedle Global Equity Fund of the RiverSource Global Series, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 21, 2009


--------------------------------------------------------------------------------
58  THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................     100.00%
    Dividends Received Deduction for corporations................      77.49%
    U.S. Government Obligations..................................       0.00%
    Foreign Tax Credit...........................................    $452,913
    Foreign Source Income........................................  $3,931,631


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT  59

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
60  THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT  61

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds (for RiverSource and Threadneedle funds) or seligman.com (for Seligman funds).

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure

--------------------------------------------------------------------------------
62  THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 44                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT  63

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Ameriprise Certificate Company and RiverSource Service
New York, NY 10010                               Corporation since 2009; Chief Compliance Officer for
Age 58                                           each of the Seligman funds since 2004; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
64  THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT

PROXY VOTING  ------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                       THREADNEEDLE GLOBAL EQUITY FUND -- 2009 ANNUAL REPORT  65

THREADNEEDLE GLOBAL EQUITY FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                           This report must be accompanied or preceded by the Fund's
                           current prospectus. RiverSource Investments employs
                           Threadneedle as a subadviser. Threadneedle(R) mutual funds are distributed by RiverSource Fund Distributors, Inc.,
                           Member FINRA, and managed by RiverSource Investments, LLC.
                           RiverSource and Threadneedle are part of Ameriprise
                           Financial, Inc.
(THREADNEEDLE LOGO)        (C)2009 RiverSource Investments, LLC.                             S-6334 AH (12/09)

Annual Report
and Prospectus                                               (THREADNEEDLE LOGO)

THREADNEEDLE
GLOBAL EQUITY INCOME FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2009
(Prospectus also enclosed)

THREADNEEDLE GLOBAL EQUITY INCOME FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH A HIGH LEVEL OF CURRENT
INCOME AND SECONDARILY, GROWTH OF CAPITAL.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2
Manager Commentary.................    5
The Fund's Long-term Performance...   12
Fund Expenses Example..............   14
Portfolio of Investments...........   17
Statement of Assets and
  Liabilities......................   24
Statement of Operations............   25
Statements of Changes in Net
  Assets...........................   27
Financial Highlights...............   29
Notes to Financial Statements......   37
Report of Independent Registered
  Public Accounting Firm...........   53
Federal Income Tax Information.....   55
Board Members and Officers.........   56
Proxy Voting.......................   60



RIVERSOURCE FAMILY OF FUNDS
Threadneedle Funds are a part of the RiverSource
Family of Funds that includes funds branded
"RiverSource," "RiverSource Partners," "Seligman" and
"Threadneedle." These funds share the same Board of Directors/Trustees and officers.


--------------------------------------------------------------------------------
                 THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Threadneedle Global Equity Income Fund Class A shares advanced 20.16%
  (excluding sales charge) for the 12 months ended Oct. 31, 2009.

> The Fund underperformed its benchmark, the Morgan Stanley Capital
  International (MSCI) All Country World Index, which advanced 23.42% for the period.

ANNUALIZED TOTAL RETURNS (for period ended Oct. 31, 2009)
--------------------------------------------------------------------------------


                                                         SINCE
                                                       INCEPTION
                                               1 YEAR    8/1/08
----------------------------------------------------------------
Threadneedle Global Equity Income Fund
  Class A (excluding sales charge)            +20.16%   -10.06%
----------------------------------------------------------------
MSCI All Country World Index (unmanaged)      +23.42%   -11.58%
----------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index description)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting riversource.com/funds or calling 1(800) 221-2450.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The index does not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCT. 31, 2009
                                                         SINCE
Without sales charge                           1 YEAR  INCEPTION
Class A (inception 8/1/08)                    +20.16%   -10.06%
----------------------------------------------------------------
Class B (inception 8/1/08)                    +19.14%   -10.72%
----------------------------------------------------------------
Class C (inception 8/1/08)                    +19.21%   -10.70%
----------------------------------------------------------------
Class I (inception 8/1/08)                    +20.53%    -9.72%
----------------------------------------------------------------
Class R2 (inception 8/1/08)                   +19.63%   -10.38%
----------------------------------------------------------------
Class R3 (inception 8/1/08)                   +20.04%   -10.08%
----------------------------------------------------------------
Class R4 (inception 8/1/08)                   +20.26%    -9.92%
----------------------------------------------------------------
Class R5 (inception 8/1/08)                   +20.47%    -9.76%
----------------------------------------------------------------

With sales charge
Class A (inception 8/1/08)                    +13.26%   -14.23%
----------------------------------------------------------------
Class B (inception 8/1/08)                    +14.14%   -13.53%
----------------------------------------------------------------
Class C (inception 8/1/08)                    +18.21%   -10.70%
----------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4 and Class R5 shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to qualifying institutional investors only.


--------------------------------------------------------------------------------
                 THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
           X              LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.


--------------------------------------------------------------------------------
4  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Threadneedle Global Equity Income Fund portfolio managers Stephen Thornber and Jeremy Podger of Threadneedle International Limited (Threadneedle) discuss the Fund's results and positioning for the 12 months ended Oct. 31, 2009. Threadneedle, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., is the subadviser to the Fund.

Dear Shareholders,

Threadneedle Global Equity Income Fund Class A shares advanced 20.16% (excluding sales charge) for the 12 months ended Oct. 31, 2009. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index (MSCI Index), which advanced 23.42% for the period.

THE FUND'S CURRENT INVESTMENT STRATEGY
At the start of the fiscal year, the credit crisis was reaching its peak and stocks were falling on deteriorating economic conditions and fear of the credit crisis. Weakness in the equity markets persisted through February before reversing in March 2009. A robust rally followed.

The past year was particularly challenging for the Fund because its strategy is to invest in larger, defensive companies that pay dividends. These stocks performed well from a price perspective during the first part of the fiscal year, but many companies reduced or eliminated dividends in response to the difficult economic and credit environments. A record number of dividend cuts made it harder to manage the Fund. When the market turned, cyclical companies and beaten down, lower quality firms led the rebound. The Fund had little exposure to these stocks because they generally don't pay much in the way of dividends.

Areas that performed well for the Fund included consumer staples, where strong stock selection added value, and emerging markets and Asia where we have still been able to find companies paying good income. In the consumer staples sector, the Fund's holdings of food stocks -- particularly emerging market cola bottlers AMBEV and GRUPO CONTINENTAL -- performed well.

The Fund also benefited from its position in NATIONAL AUSTRALIA BANK. Australian banks in general performed well. They had little exposure to the toxic assets that plagued banks in other developed countries, while

--------------------------------------------------------------------------------
                 THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------


having broad exposure to growth in the Asian region. An overweight in Asian property stocks and stock selection in the industrials sector were also advantageous.

We took advantage of the credit crisis to purchase three convertible bonds, bonds that pay income and then convert to equities based on certain criteria. We acquired these bonds at very attractive prices and, as credit markets improved, they were revalued closer to their fair value.


COUNTRY BREAKDOWN(1) (at Oct. 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Australia                                   4.6%
------------------------------------------------
Brazil                                      3.1%
------------------------------------------------
Canada                                      1.2%
------------------------------------------------
China                                       0.9%
------------------------------------------------
Denmark                                     0.4%
------------------------------------------------
Finland                                     6.2%
------------------------------------------------
France                                      5.3%
------------------------------------------------
Germany                                     5.5%
------------------------------------------------
Greece                                      0.8%
------------------------------------------------
Hong Kong                                   5.6%
------------------------------------------------
Indonesia                                   0.7%
------------------------------------------------
Italy                                       2.8%
------------------------------------------------
Japan                                       4.1%
------------------------------------------------
Jersey                                      1.4%
------------------------------------------------
Mexico                                      1.1%
------------------------------------------------
Netherlands                                 0.9%
------------------------------------------------
Norway                                      0.8%
------------------------------------------------
Singapore                                   1.7%
------------------------------------------------
Spain                                       4.0%
------------------------------------------------
Sweden                                      1.7%
------------------------------------------------
Taiwan                                      3.9%
------------------------------------------------
United Kingdom                             19.2%
------------------------------------------------
United States                              22.9%
------------------------------------------------
Other(2)                                    1.2%
------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) as of Oct. 31, 2009. The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
6  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

TOP TEN HOLDINGS  (at Oct. 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

BP (United Kingdom)                         2.4%
------------------------------------------------
Talvivaara Mining 2013 5.25% (Finland)      2.0%
------------------------------------------------
Pearson (United Kingdom)                    2.0%
------------------------------------------------
BP Prudhoe Bay Royalty Trust (United
  States)                                   2.0%
------------------------------------------------
Ono Pharmaceutical (Japan)                  1.8%
------------------------------------------------
Vivendi (France)                            1.8%
------------------------------------------------
Banco Santander (Spain)                     1.7%
------------------------------------------------
DBS Group Holdings (Singapore)              1.6%
------------------------------------------------
Champion REIT (Hong Kong)                   1.5%
------------------------------------------------
Bristol-Myers Squibb (United States)        1.5%
------------------------------------------------


Excludes cash & cash equivalents.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Having smaller positions in materials, technology and financials compared to the MSCI Index was detrimental. These groups performed well in the recovery -- materials and technology due to their cyclical attributes and financials because they had been so beaten down in the bear market phase. Materials and technology stocks don't usually pay attractive dividends, even under favorable economic conditions. Financial stocks had historically been a key source of dividend income, but due to widespread dividend cuts, many financials no longer suited the Fund's strategy.

Individual detractors included OPAP, a Greek gambling company that was hurt by the economic slowdown and threats of changes to gambling taxes. Japanese game maker NINTENDO was also disappointing. The stock has a healthy dividend, which is unusual in Japan, but the company has had a poor schedule of game releases. Cell phone maker NOKIA underperformed on lost market share. We chose Nokia to gain exposure to the cell phone market because unlike many other handset makers, it pays a dividend. Unfortunately new Nokia products haven't been well-received.

The portfolio had a larger health care position than the MSCI Index. The health care sector typically provides large and, generally, secure

--------------------------------------------------------------------------------
                 THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


dividends, making it attractive to us. In the latter part of the fiscal year, health care stocks came under pressure from the shift toward cyclical sectors and from concerns about possible U.S. health care reform.

CHANGES TO THE PORTFOLIO
The Fund's two-pronged investment goal is to provide a combination of a high level of current income and, secondarily, growth potential. We made quite a few changes to the Fund over the course of the year in response to the significant shift in the dividend landscape. As financial stocks -- as well as many industrials and other cyclical companies -- cut dividends, we sought new sources of income. We sold the portfolio's bank holdings and reinvested in insurance and real estate stocks, particularly Asian real estate. As mentioned above, we also found opportunities among Australian banks. Overall, we reduced the Fund's financial sector weighting.

We sold some cyclical stocks that cut or reduced dividends and we increased the energy allocation, which was larger than that of the MSCI Index at fiscal year end. We prefer energy stocks that have strong balance sheets and secure dividend streams. We bought some consumer staples stocks, including the Australian beverage company FOSTER'S. And, as cited above, we bought convertible bonds that boosted the Fund's income potential.

With income so hard to come by, we had to reduce allocations to the lowest yielding sectors. We initially held some materials stocks because we wanted exposure to the sector despite the low income, but we sold those holdings early in the year and didn't buy back in. We reduced the Fund's technology position as well.

The portfolio's allocations to Europe and Asia were larger than those of the MSCI Index, while allocations to the U.S. and Japan were smaller. This is structural rather than tactical positioning because it is difficult to find attractive stocks in the low-yielding U.S. and Japanese markets.

To summarize, the portfolio's weightings in the energy, telecommunications, consumer staples and utilities sectors were larger than those of the MSCI Index at fiscal year end, while weightings in information technology, industrials and materials were smaller.


--------------------------------------------------------------------------------
8  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

OUR FUTURE STRATEGY
At the start of the Fund's fiscal year, the financial system was in disarray and the world appeared to be headed toward a depression. Governments, however, acted quickly and decisively, creating a floor for the markets and the global economy. Now the deepest fears seem to be past and most companies appear to be on improved footing.

Asia and the emerging market economies continue on their growth trend and we see small signs that the developed economies are bottoming out. Still, our expectations are more cautious than the general consensus. We anticipate subdued economic activity and, despite rising equity markets, we see challenges to consumer confidence and corporate earnings. Governments will have to pay for their high spending through taxes or program cuts and that, along with unemployment and low interest on savings, is likely to affect consumer spending and, by extension, corporate profits.

We are focusing the portfolio on high quality companies with healthy balance sheets and visible, stable earnings that underpin their dividend-paying capacity. We're looking for companies with income that appears quite secure, but that also have the potential to grow income over time.

The recent market hasn't favored the type of stocks in the Fund's portfolio, but we believe a broadening of the equity recovery will shift attention to longer term fundamentals and future growth prospects. Such an environment should favor portfolio holdings that have been overlooked in the mad dash for a cyclical recovery. We think quality stocks, delivering attractive dividends and solid, visible growth are likely to be rewarded going forward.



  We are focusing the portfolio on high quality companies with healthy balance sheets and visible, stable earnings that underpin their dividend-paying capacity.






--------------------------------------------------------------------------------
                 THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------


(PHOTO - STEPHEN THORNBER)             (PHOTO - JEREMY PODGER)

Stephen Thornber                       Jeremy Podger
Portfolio Manager                      Deputy Portfolio Manager




Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
10  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Threadneedle Global Equity Income Fund Class A shares (from 8/1/08 to 10/31/09) as compared to the performance of the Morgan Stanley Capital International (MSCI) All Country World Index. In comparing the Fund's Class A shares to this index, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Oct. 31, 2009
                                                                SINCE
                                                              INCEPTION
                                                     1 YEAR     8/1/08
THREADNEEDLE GLOBAL EQUITY INCOME FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $11,326     $8,256
-----------------------------------------------------------------------
     Average annual total return                    +13.26%    -14.23%
-----------------------------------------------------------------------
MSCI ALL COUNTRY WORLD INDEX(1)
     Cumulative value of $10,000                    $12,342     $8,576
-----------------------------------------------------------------------
     Average annual total return                    +23.42%    -11.58%
-----------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
12  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THREADNEEDLE GLOBAL EQUITY INCOME FUND LINE GRAPH)

                          THREADNEEDLE GLOBAL
                             EQUITY INCOME
                               FUND CLASS           MSCI ALL
                              A (INCLUDES        COUNTRY WORLD
                             SALES CHARGE)          INDEX(1)
                          -------------------    -------------
8/1/08                          $9,425               $10,000
10/08                            6,878                 6,949
1/09                             6,062                 6,162
4/09                             6,430                 6,740
7/09                             7,711                 8,034
10/09                            8,256                 8,576




(1) The Morgan Stanley Capital International (MSCI) All Country World Index, an unmanaged index of equity securities, is designed to measure equity market performance in the global developed and emerging markets. The index reflects reinvestment of all distributions and changes in market prices. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Direct expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 MAY 1, 2009   OCT. 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,284.00        $ 8.65         1.51%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.50        $ 7.64         1.51%
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,278.10        $12.96         2.27%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,013.69        $11.46         2.27%
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,278.60        $12.91(c)      2.26%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,013.74        $11.41(c)      2.26%
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,285.90        $ 6.36(c)      1.11%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.50        $ 5.62(c)      1.11%
------------------------------------------------------------------------------------------

Class R2
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,279.60        $10.91(c)      1.91%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,015.49        $ 9.65(c)      1.91%
------------------------------------------------------------------------------------------

Class R3
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,282.60        $ 9.50(c)      1.66%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.75        $ 8.39(c)      1.66%
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,284.10        $ 8.07(c)      1.41%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.00        $ 7.13(c)      1.41%
------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 MAY 1, 2009   OCT. 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class R5
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,285.60        $ 6.65(c)      1.16%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.25        $ 5.87(c)      1.16%
------------------------------------------------------------------------------------------



(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2009: +28.40% for Class A, +27.81% for Class B, +27.86% for Class C, +28.59% for Class I, +27.96% for Class R2, +28.26% for Class R3, +28.41% for Class R4 and +28.56%
    for Class R5.
(c) RiverSource Investments, LLC (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2010, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 2.21% for Class C, 1.06% for Class I, 1.86% for Class R2, 1.61% for Class R3, 1.36% for Class R4 and 1.11% for Class R5. Any amounts waived will not be reimbursed by the Fund. This change was effective Nov. 1, 2009. Had this change been in place for the entire six month period ended Oct. 31, 2009, the actual expenses paid would have been $12.97 for Class C, $6.42 for Class I, $10.97 for Class R2, $9.56 for Class R3, $8.13 for Class R4 and $6.70 for Class R5; the hypothetical expenses paid would have been $11.46 for Class C, $5.67 for Class I, $9.70 for Class R2, $8.44 for Class R3, $7.18 for Class R4 and $5.92 for Class R5.


--------------------------------------------------------------------------------
16  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

OCT. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (94.6%)(c)
ISSUER                                                 SHARES                VALUE(a)
AUSTRALIA (4.6%)
Coca-Cola Amatil                                        41,096               $390,518
Foster's Group                                          43,123                211,382
Natl Australia Bank                                     13,837                365,415
Telstra                                                101,667                301,966
                                                                      ---------------
Total                                                                       1,269,281
-------------------------------------------------------------------------------------

BRAZIL (3.1%)
Cia de Bebidas das Americas                              3,700                336,163
Companhia Brasileira de Meios de Pagamento              11,400                104,967
Natura Cosmeticos                                       13,400                240,979
Redecard                                                11,500                168,923
                                                                      ---------------
Total                                                                         851,032
-------------------------------------------------------------------------------------

CANADA (1.2%)
Baytex Energy Trust Units                               13,509                330,430
-------------------------------------------------------------------------------------

CHINA (0.9%)
CNOOC                                                  170,000                254,601
-------------------------------------------------------------------------------------

DENMARK (0.4%)
TrygVesta                                                1,687(d)             121,575
-------------------------------------------------------------------------------------

FINLAND (3.9%)
Fortum                                                   9,826(d)             232,546
Nokia                                                   13,647                172,361
Sampo Series A                                          18,987                454,412
Wartsila                                                 6,295(d)             227,860
                                                                      ---------------
Total                                                                       1,087,179
-------------------------------------------------------------------------------------

FRANCE (5.2%)
France Telecom                                           8,548                211,787
Sanofi-Aventis                                           3,614                264,887
Total                                                    7,590                454,142
Vivendi                                                 19,091                529,575
                                                                      ---------------
Total                                                                       1,460,391
-------------------------------------------------------------------------------------

GERMANY (5.5%)
Allianz                                                  1,327                151,993
BASF                                                     7,810                420,317
Bayer                                                    4,162(d)             287,631
Deutsche Telekom                                        13,917(d)             189,445
E.ON                                                     7,177                274,187
K+S                                                      3,643(d)             197,234
                                                                      ---------------
Total                                                                       1,520,807
-------------------------------------------------------------------------------------

GREECE (0.8%)
OPAP                                                     8,529                217,081
-------------------------------------------------------------------------------------

HONG KONG (5.5%)
Champion REIT                                        1,092,000(d)             459,605
Great Eagle Holdings                                   121,209(d)             319,740
Hang Lung Properties                                    60,000(d)             226,753
Hang Seng Bank                                          18,300                258,530
Sun Hung Kai Properties                                 18,000                272,713
                                                                      ---------------
Total                                                                       1,537,341
-------------------------------------------------------------------------------------

INDONESIA (0.7%)
Perusahaan Gas Negara                                  519,500                192,894
-------------------------------------------------------------------------------------

ITALY (2.8%)
Eni                                                     18,091                448,010
Snam Rete Gas                                           24,069(d)             116,728
Telecom Italia                                         136,667                217,092
                                                                      ---------------
Total                                                                         781,830
-------------------------------------------------------------------------------------

JAPAN (4.1%)
Nintendo                                                 1,400(d)             351,174
Ono Pharmaceutical                                      11,400                541,277
Oracle Japan                                             5,500(d)             242,376
                                                                      ---------------
Total                                                                       1,134,827
-------------------------------------------------------------------------------------

MEXICO (1.0%)
Grupo Continental                                      124,300                291,016
-------------------------------------------------------------------------------------

NETHERLANDS (0.9%)
Royal Dutch Shell Series B                               8,731                251,319
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

NORWAY (0.8%)
Statoil                                                  9,100               $214,543
-------------------------------------------------------------------------------------

SINGAPORE (1.7%)
DBS Group Holdings                                      52,500                480,876
-------------------------------------------------------------------------------------

SPAIN (4.0%)
Banco Santander                                         31,416                505,502
Inditex                                                  4,901                287,656
Telefonica                                              11,115                310,371
                                                                      ---------------
Total                                                                       1,103,529
-------------------------------------------------------------------------------------

SWEDEN (1.7%)
Holmen Series B                                          6,474                174,794
Skanska Series B                                        20,313(d)             298,215
                                                                      ---------------
Total                                                                         473,009
-------------------------------------------------------------------------------------

TAIWAN (3.9%)
Chunghwa Telecom ADR                                    15,914                276,585
Delta Electronics                                      104,040                288,900
Hung Poo Real Estate Development                       182,000                262,621
Taiwan Semiconductor Mfg                               144,000                261,224
                                                                      ---------------
Total                                                                       1,089,330
-------------------------------------------------------------------------------------

UNITED KINGDOM (19.1%)
Admiral Group                                           25,892                435,196
AstraZeneca                                              8,386                376,423
BAE Systems                                             56,710                291,578
BP                                                      76,969                721,148
British American Tobacco                                12,648                403,001
GlaxoSmithKline                                         19,626                402,543
Intl Power                                              63,895                265,245
Man Group                                               56,542                285,915
Natl Grid                                               31,152                308,557
Northern Foods                                         260,213                269,229
Pearson                                                 44,473                604,452
RSA Insurance Group                                     58,508                115,930
Vodafone Group                                         203,975                449,482
Wincanton                                              106,124                384,105
                                                                      ---------------
Total                                                                       5,312,804
-------------------------------------------------------------------------------------

UNITED STATES (22.8%)
AllianceBernstein Holding LP                            12,957                349,580
Altria Group                                            20,371                368,919
AT&T                                                    12,212                313,482
BP Prudhoe Bay Royalty Trust                             7,827                600,722
Bristol-Myers Squibb                                    20,924                456,143
CenturyTel                                              12,462                404,518
Diamond Offshore Drilling                                4,693                447,008
EI du Pont de Nemours & Co                               4,467                142,140
Home Depot                                               9,946                249,545
Kinder Morgan Energy Partners LP                         8,329                449,766
Merck & Co                                              11,002                340,292
Packaging Corp of America                               22,531                411,867
Parkway Properties                                       6,566                115,890
Pfizer                                                  18,214                310,184
Philip Morris Intl                                       8,405                398,061
Plum Creek Timber                                        8,501                265,996
Reynolds American                                        6,741                326,804
Southern                                                 6,317                197,027
Verizon Communications                                   6,475                191,595
                                                                      ---------------
Total                                                                       6,339,539
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $23,042,813)                                                       $26,315,234
-------------------------------------------------------------------------------------



OTHER (--%)(c)
ISSUER                                                 SHARES                VALUE(a)
SPAIN
Banco Santander
 Rights                                                     44(b)                  $8
-------------------------------------------------------------------------------------
TOTAL OTHER
(Cost: $--)                                                                        $8
-------------------------------------------------------------------------------------






See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (3.6%)(c)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
FINLAND (2.2%)
Talvivaara Mining
 Sr Unsecured
 (European Monetary Unit) Cv
 05-20-13                            5.25%            500,000                $618,029
-------------------------------------------------------------------------------------

JERSEY (1.4%)
Intl Power Finance III
 (European Monetary Unit) Cv
 06-05-15                            4.75             300,000                 392,670
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $553,426)                                                           $1,010,699
-------------------------------------------------------------------------------------





MONEY MARKET FUND (1.2%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.25%                343,789(e)            $343,789
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $343,789)                                                             $343,789
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (9.2%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     2,565,681             $2,565,681
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $2,565,681)                                                         $2,565,681
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $26,505,709)(f)                                                    $30,235,411
=====================================================================================




SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY


The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at Oct. 31, 2009:

                                           PERCENTAGE OF
INDUSTRY                                     NET ASSETS        VALUE
-----------------------------------------------------------------------
Aerospace & Defense                              1.0%          $291,578
Air Freight & Logistics                          1.4            384,105
Beverages                                        4.4          1,229,079
Capital Markets                                  2.3            635,495
Chemicals                                        2.7            759,691
Commercial Banks                                 5.8          1,610,331
Communications Equipment                         0.6            172,361
Construction & Engineering                       1.1            298,215
Containers & Packaging                           1.5            411,867
Diversified Telecommunication Services           8.7          2,416,841
Electric                                         1.4            392,670
Electric Utilities                               2.5            703,760
Electronic Equipment, Instruments &
  Components                                     1.0            288,900
Energy Equipment & Services                      1.6            447,008
Food Products                                    1.0            269,229
Gas Utilities                                    1.1            309,622
Hotels, Restaurants & Leisure                    0.8            217,081
Independent Power Producers & Energy
  Traders                                        1.0            265,245
Insurance                                        4.6          1,279,106


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

                                           PERCENTAGE OF
INDUSTRY                                     NET ASSETS        VALUE
-----------------------------------------------------------------------
IT Services                                      1.0%          $273,890
Machinery                                        0.8            227,860
Media                                            4.1          1,134,027
Metals                                           2.2            618,029
Multi-Utilities                                  1.1            308,557
Oil, Gas & Consumable Fuels                     13.5          3,724,681
Paper & Forest Products                          0.6            174,794
Personal Products                                0.9            240,979
Pharmaceuticals                                 10.8          2,979,380
Real Estate Investment Trusts (REITs)            3.0            841,491
Real Estate Management & Development             3.9          1,081,827
Semiconductors & Semiconductor Equipment         0.9            261,224
Software                                         2.1            593,550
Specialty Retail                                 1.9            537,201
Tobacco                                          5.4          1,496,785
Wireless Telecommunication Services              1.6            449,482
Other(1)                                        10.4          2,909,470
-----------------------------------------------------------------------
Total                                                       $30,235,411
-----------------------------------------------------------------------


(1) Cash & Cash Equivalents.


NOTES TO PORTFOLIO OF INVESTMENTS



(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted.

(d) At Oct. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(e) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2009.

(f) At Oct. 31, 2009, the cost of securities for federal income tax purposes was $26,631,575 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $4,151,642
     Unrealized depreciation                           (547,806)
     ----------------------------------------------------------
     Net unrealized appreciation                     $3,603,836
     ----------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
20  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Oct. 31, 2009:

                                                FAIR VALUE AT OCT. 31, 2009
                              --------------------------------------------------------------
                                   LEVEL 1          LEVEL 2
                                QUOTED PRICES        OTHER          LEVEL 3
                                  IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                 MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                   IDENTICAL ASSETS       INPUTS         INPUTS          TOTAL
--------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)               $6,946,554       $19,368,680(b)        $--      $26,315,234
  Other(a)                               --                 8(b)         --                8
--------------------------------------------------------------------------------------------
Total Equity Securities           6,946,554        19,368,688            --       26,315,242
--------------------------------------------------------------------------------------------
Bonds
  Corporate Debt
    Securities                           --           392,670       618,029        1,010,699
--------------------------------------------------------------------------------------------
Total Bonds                              --           392,670       618,029        1,010,699
--------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(c)                         343,789                --            --          343,789
  Investments of Cash
    Collateral Received
    for Securities on Loan        2,565,681                --            --        2,565,681
--------------------------------------------------------------------------------------------
Total Other                       2,909,470                --            --        2,909,470
--------------------------------------------------------------------------------------------
Total                            $9,856,024       $19,761,358      $618,029      $30,235,411
--------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.
(b) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. Therefore, these investment securities were classified as Level 2 instead of Level 1.
(c) Money market fund that is a sweep investment for cash balances in the Fund at Oct. 31, 2009.


--------------------------------------------------------------------------------
22  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                        CORPORATE DEBT
                                                          SECURITIES
     -----------------------------------------------------------------
     Balance as of Oct. 31, 2008                                $--
       Accrued discounts/premiums                            42,934
       Realized gain (loss)                                      --
       Change in unrealized appreciation
         (depreciation)*                                    322,768
       Net purchases (sales)                                252,327
       Transfers in and/or out of Level 3                        --
     -----------------------------------------------------------------
     Balance as of Oct. 31, 2009                           $618,029
     -----------------------------------------------------------------


* Change in unrealized appreciation (depreciation) relating to securities held at Oct. 31, 2009 was $285,402.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT  23

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCT. 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $23,596,239)              $27,325,941
  Affiliated money market fund (identified cost $343,789)              343,789
  Investments of cash collateral received for securities on loan
    (identified cost $2,565,681)                                     2,565,681
------------------------------------------------------------------------------
Total investments in securities (identified cost $26,505,709)       30,235,411
Foreign currency holdings (identified cost $156,420)                   159,611
Capital shares receivable                                               23,006
Dividends and accrued interest receivable                               99,606
------------------------------------------------------------------------------
Total assets                                                        30,517,634
------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                  54,877
Payable upon return of securities loaned                             2,565,681
Accrued investment management services fees                                624
Accrued distribution fees                                                  218
Accrued transfer agency fees                                               123
Accrued administrative services fees                                        62
Other accrued expenses                                                  74,274
------------------------------------------------------------------------------
Total liabilities                                                    2,695,859
------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $27,821,775
------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $    32,778
Additional paid-in capital                                          25,340,076
Undistributed net investment income                                    281,180
Accumulated net realized gain (loss)                                (1,566,223)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                         3,733,964
------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $27,821,775
------------------------------------------------------------------------------
*Including securities on loan, at value                            $ 2,403,907
------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                             NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $21,078,520            2,483,415                       $8.49(1)
Class B                     $ 2,067,434              244,105                       $8.47
Class C                     $   449,282               53,062                       $8.47
Class I                     $ 4,190,596              493,000                       $8.50
Class R2                    $     8,493                1,000                       $8.49
Class R3                    $     8,495                1,000                       $8.50
Class R4                    $    10,456                1,230                       $8.50
Class R5                    $     8,499                1,000                       $8.50
----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $9.01. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
24  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------


YEAR ENDED OCT. 31, 2009
INVESTMENT INCOME
Income:
Dividends                                                          $ 1,148,786
Interest                                                               117,722
Income distributions from affiliated money market fund                   1,963
Income from securities lending -- net                                   27,324
  Less foreign taxes withheld                                         (102,054)
------------------------------------------------------------------------------
Total income                                                         1,193,741
------------------------------------------------------------------------------
Expenses:
Investment management services fees                                    177,834
Distribution fees
  Class A                                                               38,589
  Class B                                                               17,080
  Class C                                                                2,551
  Class R2                                                                  36
  Class R3                                                                  18
Transfer agency fees
  Class A                                                               32,403
  Class B                                                                3,839
  Class C                                                                  548
  Class R2                                                                   4
  Class R3                                                                   4
  Class R4                                                                   4
  Class R5                                                                   4
Administrative services fees                                            16,780
Plan administration services fees
  Class R2                                                                  18
  Class R3                                                                  18
  Class R4                                                                  23
Compensation of board members                                              650
Custodian fees                                                          54,677
Printing and postage                                                    46,050
Registration fees                                                       53,188
Professional fees                                                       41,858
Other                                                                    5,484
------------------------------------------------------------------------------
Total expenses                                                         491,660
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                        (176,707)
------------------------------------------------------------------------------
Total net expenses                                                     314,953
------------------------------------------------------------------------------
Investment income (loss) -- net                                        878,788
------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT  25

STATEMENT OF OPERATIONS (continued) --------------------------------------------

YEAR ENDED OCT. 31, 2009
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                            $(1,375,982)
  Foreign currency transactions                                         (2,978)
------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (1,378,960)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                         6,134,900
------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                4,755,940
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 5,634,728
------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


                                                                                  FOR THE PERIOD FROM
                                                                      YEAR ENDED        AUG. 1, 2008*
                                                                   OCT. 31, 2009     TO OCT. 31, 2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                      $   878,788          $    73,347
Net realized gain (loss) on investments                               (1,378,960)            (267,462)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                   6,134,900           (2,378,855)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations        5,634,728           (2,572,970)
-----------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                             (424,203)             (10,316)
    Class B                                                              (34,776)                (993)
    Class C                                                               (5,653)                (166)
    Class I                                                             (104,698)             (12,568)
    Class R2                                                                (165)                 (13)
    Class R3                                                                (182)                 (17)
    Class R4                                                                (207)                 (25)
    Class R5                                                                (209)                 (25)
  Tax return of capital
    Class A                                                                   --                 (506)
    Class B                                                                   --                  (59)
    Class C                                                                   --                  (12)
    Class I                                                                   --                 (555)
    Class R2                                                                  --                   (1)
    Class R3                                                                  --                   (1)
    Class R4                                                                  --                   (1)
    Class R5                                                                  --                   (1)
-----------------------------------------------------------------------------------------------------
Total distributions                                                     (570,093)             (25,259)
-----------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT  27

STATEMENTS OF CHANGES IN NET ASSETS (continued) --------------------------------

                                                                                  FOR THE PERIOD FROM
                                                                      YEAR ENDED        AUG. 1, 2008*
                                                                   OCT. 31, 2009     TO OCT. 31, 2008
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                     $15,276,944          $ 6,965,441
  Class B shares                                                       1,551,236              763,341
  Class C shares                                                         352,555               96,736
  Class R4 shares                                                          8,500                2,000
Reinvestment of distributions at net asset value
  Class A shares                                                         416,219               10,418
  Class B shares                                                          34,203                1,033
  Class C shares                                                           5,149                  161
  Class R4 shares                                                             11                    4
Conversions from Class B to Class A
  Class A shares                                                         359,240                   --
  Class B shares                                                        (359,240)                  --
Payments for redemptions
  Class A shares                                                      (4,280,739)            (459,003)
  Class B shares                                                        (303,100)                  --
  Class C shares                                                         (35,779)             (22,899)
  Class R4 shares                                                         (7,133)                  --
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions     13,018,066            7,357,232
-----------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               18,082,701            4,759,003
Net assets at beginning of year                                        9,739,074            4,980,071**
-----------------------------------------------------------------------------------------------------
Net assets at end of year                                            $27,821,775          $ 9,739,074
-----------------------------------------------------------------------------------------------------
Undistributed (excess of distributions over) net investment
  income                                                             $   281,180          $      (934)
-----------------------------------------------------------------------------------------------------


 *  When shares became publicly available.
** Initial capital of $5,000,000 was contributed on July 24, 2008. The Fund had a decrease in net assets resulting from operations of $19,929 during the period from July 24, 2008 to Aug. 1, 2008 (when shares became publicly available).

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                   YEAR ENDED OCT. 31,
CLASS A                                            -------------------
PER SHARE DATA                                      2009       2008(a)
Net asset value, beginning of period                $7.24        $9.96
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .30          .07
Net gains (losses) (both realized and
 unrealized)                                         1.14        (2.77)
----------------------------------------------------------------------
Total from investment operations                     1.44        (2.70)
----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.19)        (.02)
Tax return of capital                                  --         (.00)(b)
----------------------------------------------------------------------
Total distributions                                  (.19)        (.02)
----------------------------------------------------------------------
Net asset value, end of period                      $8.49        $7.24
----------------------------------------------------------------------
TOTAL RETURN                                       20.16%      (27.12%)
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               2.35%        4.71%(d)
----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.50%        1.45%(d)
----------------------------------------------------------------------
Net investment income (loss)                        4.19%        3.78%(d)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $21           $5
----------------------------------------------------------------------
Portfolio turnover rate                               45%          10%
----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT  29

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                   YEAR ENDED OCT. 31,
CLASS B                                            -------------------
PER SHARE DATA                                      2009       2008(a)
Net asset value, beginning of period                $7.24        $9.96
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .26          .06
Net gains (losses) (both realized and
 unrealized)                                         1.11        (2.76)
----------------------------------------------------------------------
Total from investment operations                     1.37        (2.70)
----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.14)        (.02)
Tax return of capital                                  --         (.00)(b)
----------------------------------------------------------------------
Total distributions                                  (.14)        (.02)
----------------------------------------------------------------------
Net asset value, end of period                      $8.47        $7.24
----------------------------------------------------------------------
TOTAL RETURN                                       19.14%      (27.15%)
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               3.18%        5.48%(d)
----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            2.26%        2.21%(d)
----------------------------------------------------------------------
Net investment income (loss)                        3.64%        3.11%(d)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $2           $1
----------------------------------------------------------------------
Portfolio turnover rate                               45%          10%
----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
30  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                   YEAR ENDED OCT. 31,
CLASS C                                            -------------------
PER SHARE DATA                                      2009       2008(a)
Net asset value, beginning of period                $7.24        $9.96
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .25          .07
Net gains (losses) (both realized and
 unrealized)                                         1.13        (2.77)
----------------------------------------------------------------------
Total from investment operations                     1.38        (2.70)
----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.15)        (.02)
Tax return of capital                                  --         (.00)(b)
----------------------------------------------------------------------
Total distributions                                  (.15)        (.02)
----------------------------------------------------------------------
Net asset value, end of period                      $8.47        $7.24
----------------------------------------------------------------------
TOTAL RETURN                                       19.21%      (27.18%)
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               3.05%        5.15%(d)
----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            2.25%        2.21%(d)
----------------------------------------------------------------------
Net investment income (loss)                        3.44%        3.31%(d)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--
----------------------------------------------------------------------
Portfolio turnover rate                               45%          10%
----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                   YEAR ENDED OCT. 31,
CLASS I                                            -------------------
PER SHARE DATA                                      2009       2008(a)
Net asset value, beginning of period                $7.25        $9.96
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .33          .09
Net gains (losses) (both realized and
 unrealized)                                         1.13        (2.77)
----------------------------------------------------------------------
Total from investment operations                     1.46        (2.68)
----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.21)        (.03)
Tax return of capital                                  --         (.00)(b)
----------------------------------------------------------------------
Total distributions                                  (.21)        (.03)
----------------------------------------------------------------------
Net asset value, end of period                      $8.50        $7.25
----------------------------------------------------------------------
TOTAL RETURN                                       20.53%      (27.00%)
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               1.88%        4.12%(d)
----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.09%        1.07%(d)
----------------------------------------------------------------------
Net investment income (loss)                        4.52%        3.95%(d)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $4           $4
----------------------------------------------------------------------
Portfolio turnover rate                               45%          10%
----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
32  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                   YEAR ENDED OCT. 31,
CLASS R2                                           -------------------
PER SHARE DATA                                      2009       2008(a)
Net asset value, beginning of period                $7.25        $9.96
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .27          .07
Net gains (losses) (both realized and
 unrealized)                                         1.13        (2.77)
----------------------------------------------------------------------
Total from investment operations                     1.40        (2.70)
----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.16)        (.01)
Tax return of capital                                  --         (.00)(b)
----------------------------------------------------------------------
Total distributions                                  (.16)        (.01)
----------------------------------------------------------------------
Net asset value, end of period                      $8.49        $7.25
----------------------------------------------------------------------
TOTAL RETURN                                       19.63%      (27.10%)
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               2.68%        4.92%(d)
----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.83%        1.72%(d)
----------------------------------------------------------------------
Net investment income (loss)                        3.78%        3.36%(d)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--
----------------------------------------------------------------------
Portfolio turnover rate                               45%          10%
----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                   YEAR ENDED OCT. 31,
CLASS R3                                           -------------------
PER SHARE DATA                                      2009       2008(a)
Net asset value, beginning of period                $7.25        $9.96
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .29          .08
Net gains (losses) (both realized and
 unrealized)                                         1.14        (2.77)
----------------------------------------------------------------------
Total from investment operations                     1.43        (2.69)
----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.18)        (.02)
Tax return of capital                                  --         (.00)(b)
----------------------------------------------------------------------
Total distributions                                  (.18)        (.02)
----------------------------------------------------------------------
Net asset value, end of period                      $8.50        $7.25
----------------------------------------------------------------------
TOTAL RETURN                                       20.04%      (27.07%)
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               2.43%        4.68%(d)
----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.58%        1.47%(d)
----------------------------------------------------------------------
Net investment income (loss)                        4.03%        3.61%(d)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--
----------------------------------------------------------------------
Portfolio turnover rate                               45%          10%
----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
34  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                   YEAR ENDED OCT. 31,
CLASS R4                                           -------------------
PER SHARE DATA                                      2009       2008(a)
Net asset value, beginning of period                $7.25        $9.96
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .28          .08
Net gains (losses) (both realized and
 unrealized)                                         1.17        (2.77)
----------------------------------------------------------------------
Total from investment operations                     1.45        (2.69)
----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.20)        (.02)
Tax return of capital                                  --         (.00)(b)
----------------------------------------------------------------------
Total distributions                                  (.20)        (.02)
----------------------------------------------------------------------
Net asset value, end of period                      $8.50        $7.25
----------------------------------------------------------------------
TOTAL RETURN                                       20.26%      (27.04%)
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               2.20%        4.42%(d)
----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.33%        1.24%(d)
----------------------------------------------------------------------
Net investment income (loss)                        4.02%        3.89%(d)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--
----------------------------------------------------------------------
Portfolio turnover rate                               45%          10%
----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT  35

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                   YEAR ENDED OCT. 31,
CLASS R5                                           -------------------
PER SHARE DATA                                      2009       2008(a)
Net asset value, beginning of period                $7.25        $9.96
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .32          .09
Net gains (losses) (both realized and
 unrealized)                                         1.14        (2.77)
----------------------------------------------------------------------
Total from investment operations                     1.46        (2.68)
----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.21)        (.03)
Tax return of capital                                  --         (.00)(b)
----------------------------------------------------------------------
Total distributions                                  (.21)        (.03)
----------------------------------------------------------------------
Net asset value, end of period                      $8.50        $7.25
----------------------------------------------------------------------
TOTAL RETURN                                       20.47%      (27.00%)
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               1.93%        4.17%(d)
----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.14%        1.12%(d)
----------------------------------------------------------------------
Net investment income (loss)                        4.47%        3.91%(d)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--
----------------------------------------------------------------------
Portfolio turnover rate                               45%          10%
----------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
(b) Rounds to zero.
(c) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(d) Annualized.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
36  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Threadneedle Global Equity Income Fund (the Fund) is a series of RiverSource Global Series, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Fund's Board of Directors (the Board). Under normal market conditions, at least 80% of the Fund's net assets will be invested in equity securities. At least 40% of the Fund's net assets will normally be invested in companies located in (non-U.S.) developed and emerging countries. On July 24, 2008, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) a subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $5,000,000 in the Fund (1,000 shares for Class A, 1,000 shares for Class B, 1,000 shares for Class C, 493,000 shares for Class I, 1,000 shares for Class R2, 1,000 shares for Class R3, 1,000 shares for Class R4 and 1,000 shares for Class
R5), which represented the initial capital for each class at $10 per share. Shares of the Fund were first offered to the public on Aug. 1, 2008.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4 and Class R5 shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors.

At Oct. 31, 2009, the Investment Manager owned 100% of Class I, Class R2, Class R3 and Class R5 shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than

--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have a material effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from

--------------------------------------------------------------------------------
38  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2009, foreign currency holdings consisted of multiple denominations.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future

--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market

--------------------------------------------------------------------------------
40  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount, if any, reflected in the Statement of Assets and Liabilities.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT OCT. 31, 2009
At Oct. 31, 2009, the Fund had no outstanding derivatives.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCT. 31, 2009


      AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
------------------------------------------------------------------------------
RISK EXPOSURE CATEGORY                FORWARD FOREIGN CURRENCY CONTRACTS
------------------------------------------------------------------------------
Foreign exchange contracts                           $974
------------------------------------------------------------------------------
Total                                                $974
------------------------------------------------------------------------------




 CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN
                                    INCOME
------------------------------------------------------------------------------
RISK EXPOSURE CATEGORY                FORWARD FOREIGN CURRENCY CONTRACTS
------------------------------------------------------------------------------
Foreign exchange contracts                            $--
------------------------------------------------------------------------------
Total                                                 $--
------------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY CONTRACTS
At Oct. 31, 2009, the Fund had no outstanding forward foreign currency contracts. The monthly average gross notional amount for these contracts was $1,000 for the year ended Oct. 31, 2009.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.80% to 0.57% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the MSCI All Country World Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the management fee by $10,034 for the year ended Oct. 31, 2009. The management fee for the year ended Oct. 31, 2009 was 0.85% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

SUBADVISORY AGREEMENT
The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the Fund. The Investment Manager contracts with and compensates Threadneedle to manage the investment of the Fund's assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee for the year ended Oct. 31, 2009 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Oct. 31, 2009, other expenses paid to this company were $32.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts

--------------------------------------------------------------------------------
42  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $101,000 and $5,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $38,352 for Class A, $136 for Class B and $76 for Class C for the year ended Oct. 31, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Oct. 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class A.............................................  1.50%
Class B.............................................  2.26
Class C.............................................  2.25
Class I.............................................  1.09
Class R2............................................  1.83
Class R3............................................  1.58
Class R4............................................  1.33
Class R5............................................  1.14


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A...........................................  $9,235
Class B...........................................   1,101
Class C...........................................     165


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R2.............................................   $4
Class R3.............................................    4
Class R4.............................................    5


The management fees waived/reimbursed at the Fund level were $166,193.

Under an agreement which was effective until Oct. 31, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before

--------------------------------------------------------------------------------
44  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


giving effect to any performance incentive adjustment, would not exceed the following percentage of the class' average daily net assets:

Class A.............................................  1.45%
Class B.............................................  2.21
Class C.............................................  2.20
Class I.............................................  1.05
Class R2............................................  1.85
Class R3............................................  1.60
Class R4............................................  1.35
Class R5............................................  1.10


Effective Nov. 1, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Dec. 31, 2010, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A.............................................  1.45%
Class B.............................................  2.21
Class C.............................................  2.21
Class I.............................................  1.06
Class R2............................................  1.86
Class R3............................................  1.61
Class R4............................................  1.36
Class R5............................................  1.11


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $22,517,916 and $9,114,218, respectively, for the year ended Oct. 31, 2009. Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED OCT. 31,                              2009     2008*
----------------------------------------------------------------
CLASS A
Sold                                          2,236,131  806,221
Converted from Class B**                         44,959       --
Reinvested distributions                         54,237    1,124
Redeemed                                       (601,493) (58,764)
----------------------------------------------------------------
Net increase (decrease)                       1,733,834  748,581
----------------------------------------------------------------

CLASS B
Sold                                            235,158   88,519
Reinvested distributions                          4,436      111
Converted to Class A**                          (45,070)      --
Redeemed                                        (40,049)      --
----------------------------------------------------------------
Net increase (decrease)                         154,475   88,630
----------------------------------------------------------------

CLASS C
Sold                                             49,579   10,230
Reinvested distributions                            660       17
Redeemed                                         (5,153)  (3,271)
----------------------------------------------------------------
Net increase (decrease)                          45,086    6,976
----------------------------------------------------------------

CLASS R4
Sold                                              1,151      199
Reinvested distributions                              2       --
Redeemed                                         (1,122)      --
----------------------------------------------------------------
Net increase (decrease)                              31      199
----------------------------------------------------------------


 * For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
** Automatic conversion of Class B shares to Class A shares based on the original purchase date.

7. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of

--------------------------------------------------------------------------------
46  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Oct. 31, 2009, securities valued at $2,403,907 were on loan, secured by cash collateral of $2,565,681 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $27,324 earned from securities lending from Dec. 1, 2008 through Oct. 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Prior to Dec. 1, 2008, the Investment Manager served as securities lending agent for the Fund under the Securities Lending Agency Agreement. For the period from Nov. 1, 2008 through Nov. 30, 2008, the Fund had no securities on loan.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $11,507,728 and $11,163,939, respectively, for the year ended Oct. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Oct. 31, 2009, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the

--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (A) 1.25% per annum plus (B) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2009.

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, passive foreign investment company (PFIC) holdings, re-characterization of real estate investment trust (REIT) distributions, investments in partnerships, foreign tax credits and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $26,581 and accumulated net realized loss has been decreased by $26,581.


--------------------------------------------------------------------------------
48  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                             2009     2008*
---------------------------------------------------------------
Ordinary income.............................  $570,093  $24,123
Long-term capital gain......................        --       --
Tax return of capital.......................        --    1,136


* For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.

At Oct. 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..................  $   318,623
Undistributed accumulated long-term gain.......  $        --
Accumulated realized loss......................  $(1,477,274)
Unrealized appreciation (depreciation).........  $ 3,607,572


For federal income tax purposes, the Fund had a capital loss carry-over of $1,477,274 at Oct. 31, 2009, that if not offset by capital gains will expire as follows:

  2016         2017
$182,867    $1,294,407


It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

11. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

12. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Dec. 21, 2009, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

13. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.


--------------------------------------------------------------------------------
50  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial

--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
52  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THREADNEEDLE GLOBAL EQUITY INCOME FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Threadneedle Global Equity Income Fund (the
Fund) (one of the portfolios constituting the RiverSource Global Series, Inc.) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from August 1, 2008 (when shares became publicly available) to October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT  53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Threadneedle Global Equity Income Fund of the RiverSource Global Series, Inc. at October 31, 2009, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for the year then ended, and for the period from August 1, 2008 (when shares became publicly available) to October 31, 2008, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 21, 2009


--------------------------------------------------------------------------------
54  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................      100%
    Dividends Received Deduction for corporations................    29.74%
    U.S. Government Obligations..................................     0.00%
    Foreign Taxes Paid...........................................  $ 77,463
    Foreign Source Income........................................  $462,076


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT  55

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
56  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT  57

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds (for RiverSource and Threadneedle funds) or seligman.com (for Seligman funds).

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 44                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
58  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Ameriprise Certificate Company and RiverSource Service
New York, NY 10010                               Corporation since 2009; Chief Compliance Officer for
Age 58                                           each of the Seligman funds since 2004; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT  59

PROXY VOTING  ------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
60  THREADNEEDLE GLOBAL EQUITY INCOME FUND -- 2009 ANNUAL REPORT

THREADNEEDLE GLOBAL EQUITY INCOME FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                           This report must be accompanied or preceded by the Fund's
                           current prospectus. RiverSource Investments employs
                           Threadneedle as a subadviser. Threadneedle(R) mutual funds are distributed by RiverSource Fund Distributors, Inc.,
                           Member FINRA, and managed by RiverSource Investments, LLC.
                           RiverSource and Threadneedle are part of Ameriprise
                           Financial, Inc.
(THREADNEEDLE LOGO)        (C)2009 RiverSource Investments, LLC.                             S-6525 AH (12/09)

Annual Report
and Prospectus                                               (THREADNEEDLE LOGO)

THREADNEEDLE
GLOBAL EXTENDED ALPHA FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2009
(Prospectus also enclosed)

THREADNEEDLE GLOBAL EXTENDED ALPHA FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                             (ADVANCED ALPHA STRATEGIES)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2
Manager Commentary.................    5
The Fund's Long-term Performance...   12
Fund Expenses Example..............   14
Portfolio of Investments...........   17
Statement of Assets and
  Liabilities......................   25
Statement of Operations............   27
Statements of Changes in Net
  Assets...........................   29
Financial Highlights...............   30
Notes to Financial Statements......   38
Report of Independent Registered
  Public Accounting Firm...........   56
Federal Income Tax Information.....   58
Board Members and Officers.........   59
Proxy Voting.......................   63



RIVERSOURCE FAMILY OF FUNDS
Threadneedle Funds are a part of the RiverSource
Family of Funds that includes funds branded
"RiverSource," "RiverSource Partners," "Seligman" and
"Threadneedle." These funds share the same Board of Directors/Trustees and officers.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Threadneedle Global Extended Alpha Fund (the Fund) Class A shares advanced
  26.34% (excluding sales charge) for the 12 months ended Oct. 31, 2009.

> The Fund outperformed its benchmark, the Morgan Stanley Capital International
  (MSCI) All Country World Index, which advanced 23.42% for the period.

ANNUALIZED TOTAL RETURNS (for period ended Oct. 31, 2009)
--------------------------------------------------------------------------------


                                                         SINCE
                                                       INCEPTION
                                               1 YEAR    8/1/08
----------------------------------------------------------------
Threadneedle Global Extended Alpha Fund
  Class A (excluding sales charge)            +26.34%    -9.52%
----------------------------------------------------------------
MSCI All Country World Index (unmanaged)      +23.42%   -11.58%
----------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index description)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting riversource.com/funds or calling 1(800) 221-2450.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The index does not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCT. 31, 2009
                                                         SINCE
Without sales charge                           1 YEAR  INCEPTION
Class A (inception 8/1/08)                    +26.34%    -9.52%
----------------------------------------------------------------
Class B (inception 8/1/08)                    +25.32%   -10.26%
----------------------------------------------------------------
Class C (inception 8/1/08)                    +25.39%   -10.22%
----------------------------------------------------------------
Class I (inception 8/1/08)                    +26.75%    -9.23%
----------------------------------------------------------------
Class R2 (inception 8/1/08)                   +25.79%    -9.89%
----------------------------------------------------------------
Class R3 (inception 8/1/08)                   +26.13%    -9.64%
----------------------------------------------------------------
Class R4 (inception 8/1/08)                   +26.40%    -9.44%
----------------------------------------------------------------
Class R5 (inception 8/1/08)                   +26.61%    -9.32%
----------------------------------------------------------------

With sales charge
Class A (inception 8/1/08)                    +19.08%   -13.71%
----------------------------------------------------------------
Class B (inception 8/1/08)                    +20.32%   -13.15%
----------------------------------------------------------------
Class C (inception 8/1/08)                    +24.39%   -10.22%
----------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4 and Class R5 shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to qualifying institutional investors only.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
           X              LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.

Threadneedle Global Extended Alpha Fund may make short sales, which involves selling a security the Fund does not own in anticipation that the security's price will decline. The Fund's potential losses could exceed those of other mutual funds which hold only long security positions if the value of the securities held long decrease and the value of the securities sold short increase. The Fund's use of short sales in effect "leverages" the Fund, as the Fund intends to use the cash proceeds from the short sales to invest in additional long securities. Leveraging potentially exposes the Fund to greater risks due to unanticipated market movements, which may magnify losses and increase volatility of returns. There is no assurance that a leveraging strategy will be successful. Both long and short positions may be obtained through buying or selling individual securities or creating similar long or short exposure through the use of derivative instruments. See the Fund's prospectus for information on these and other risks associated with the Fund.


--------------------------------------------------------------------------------
4  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------



Threadneedle Global Extended Alpha Fund portfolio managers Andrew Holliman and Jeremy Podger of Threadneedle International Limited (Threadneedle) discuss the Fund's results and positioning for the 12 months ended Oct. 31, 2009. Threadneedle, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., is the subadviser to the Fund.

Dear Shareholders,

Threadneedle Global Extended Alpha Fund (the Fund) Class A shares advanced 26.34% (excluding sales charge) for the 12 months ended Oct. 31, 2009. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index (MSCI Index), which advanced 23.42% for the period.

PORTFOLIO BREAKDOWN BY COUNTRY(1)
(at Oct. 31, 2009; % of portfolio and portfolio
swap(2))
-------------------------------------------------------
                                LONG   SHORT(3)    NET
-------------------------------------------------------
Belgium                          1.1%     0.0%     1.1%
-------------------------------------------------------
Bermuda                          2.9%     0.0%     2.9%
-------------------------------------------------------
Brazil                           2.5%     0.0%     2.5%
-------------------------------------------------------

Canada                           0.9%     0.0%     0.9%
-------------------------------------------------------

France                           3.8%    -1.1%     2.7%
-------------------------------------------------------

Germany                          2.6%     0.0%     2.6%
-------------------------------------------------------

Hong Kong                        2.9%     0.0%     2.9%
-------------------------------------------------------

India                            1.2%     0.0%     1.2%
-------------------------------------------------------

Indonesia                        0.9%     0.0%     0.9%
-------------------------------------------------------

Ireland                          2.0%     0.0%     2.0%
-------------------------------------------------------

Japan                            1.7%    -0.7%     1.0%
-------------------------------------------------------

Luxembourg                       0.7%     0.0%     0.7%
-------------------------------------------------------

Mexico                           2.1%     0.0%     2.1%
-------------------------------------------------------

Netherlands                      2.2%    -1.6%     0.6%
-------------------------------------------------------

Portugal                         1.0%     0.0%     1.0%
-------------------------------------------------------

Singapore                        0.8%     0.0%     0.8%
-------------------------------------------------------

South Korea                      2.9%    -0.5%     2.4%
-------------------------------------------------------

Spain                            2.0%     0.0%     2.0%
-------------------------------------------------------

Switzerland                      8.0%    -0.9%     7.1%
-------------------------------------------------------

Taiwan                           1.1%     0.0%     1.1%
-------------------------------------------------------

Turkey                           0.8%     0.0%     0.8%

-------------------------------------------------------


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

PORTFOLIO BREAKDOWN BY COUNTRY(1)
(at Oct. 31, 2009; % of portfolio and portfolio
swap(2))
-------------------------------------------------------
                                LONG   SHORT(3)    NET
-------------------------------------------------------
United Kingdom                  12.9%     0.0%    12.9%
-------------------------------------------------------
United States                   59.3%   -15.5%    43.8%
-------------------------------------------------------
Other(4)                         4.0%     0.0%     4.0%
-------------------------------------------------------
                               120.3%   -20.3%   100.0%
-------------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) as of Oct. 31, 2009. The Fund's composition is subject to change.
(2) The Fund has entered into a portfolio swap agreement. A portfolio swap allows the Fund to obtain exposure to a custom basket of securities and foreign markets (both long and short exposures) without owning or taking physical custody of such securities. The portfolio breakdown by country for each underlying position in the custom basket has been estimated by multiplying the notional amount of each security by its Oct. 31, 2009 closing market price as obtained from an authorized pricing source. The notional amounts and the market values of the positions in the custom basket are not presented in the financial statements.
(3) At Oct. 31, 2009, the Fund had no short positions. However, the Fund had entered into a portfolio swap in order to gain short exposure to foreign equity markets. See Portfolio Swap Outstanding at Oct. 31, 2009 following the Portfolio of Investments, and Note 3 to the financial statements.
(4) Cash & Cash Equivalents.

Top ten holdings do not include notional exposure to holdings the Fund has through its use of a portfolio swap. For more information regarding the Fund's portfolio swap, see "Portfolio of Investments" page 20.

TOP TEN HOLDINGS (at Oct. 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

IBM (United States)                         3.3%
------------------------------------------------
Laboratory Corp of America Holdings
  (United States)                           2.4%
------------------------------------------------
Travelers Companies (United States)         2.3%
------------------------------------------------
Bank of America (United States)             2.1%
------------------------------------------------
Vodafone Group (United Kingdom)             2.1%
------------------------------------------------
Mettler Toledo Intl (Switzerland)           2.1%
------------------------------------------------
America Movil ADR Series L (Mexico)         2.0%
------------------------------------------------

Tullow Oil (United Kingdom)                 2.0%
------------------------------------------------

BG Group (United Kingdom)                   2.0%
------------------------------------------------

Nestle (Switzerland)                        2.0%
------------------------------------------------


Excludes cash & cash equivalents

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
6  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

SIGNIFICANT PERFORMANCE FACTORS
The past fiscal year can be split into two distinct periods. From the beginning of the fiscal year through early March 2009, equities lost significant value as credit markets were paralyzed, the global financial system was in crisis and a deflationary depression seemed possible. However, coordinated fiscal and monetary stimulus from governments and central banks around the world put the financial system on more stable footing. With the crisis thwarted and equities at well below average historical valuations, improved investor confidence led to a robust equity rally that began in March.

During the downturn, unsurprisingly safer assets outperformed the broader market with the reverse true during the recovery when cyclical sectors such as materials, energy, industrials and financials led the rally. Emerging markets also outperformed in the recovery, in part, because we believe the structure of those stock markets are more biased towards cyclical businesses, but also because the long-term economic growth prospects in emerging markets currently look far healthier than those in the major developed markets where long-term growth may be hampered by excessive debt.

We began the period with the portfolio defensively positioned. As we saw that macroeconomic fundamentals were improving, and found attractive values in more cyclical areas, we began to reposition the portfolio. The defensive positioning was advantageous in the first half of the year and the repositioned portfolio also performed well in the latter part of the period. The portfolio


  For the fiscal year, both the long and the short portfolios added to return, relative to the MSCI Index.






--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


underperformed at the market's turning point, however for the full period, the Fund outpaced the MSCI Index.

The Fund's investment strategy combines a long portfolio of companies we think have positive performance potential with a short portfolio where we take short positions in equities that we view unfavorably. For the fiscal year, both the long and the short portfolios added to return, relative to the MSCI Index. Stock selection was primarily responsible for the Fund's outperformance of the MSCI Index, while geographic and sector allocations had a near-neutral effect on relative performance.

The portfolio started the year underweight in emerging markets and, though we moved to an overweight, it was not soon enough to fully capture their sharp rally. On the other hand, having a smaller weighting in Japan than the MSCI Index was advantageous. These two regional positions offset each other, resulting in a neutral geographic impact.

In terms of sector weightings, bottom-up stock selection led to an emphasis on information technology, which added to relative return. This was offset by the negative effects of underweights in materials and energy, two sectors that led the market during the recovery as commodity prices significantly rebounded.

The Fund's stock selection was strongest in the energy, financials and consumer discretionary sectors. In energy, TULLOW OIL in the U.K., GALP ENERGIA in Portugal and PETROBRAS in Brazil all benefited from significant oil discoveries. In the financials sector, contributors included Hong Kong property stocks SUN HUNG KAI PROPERTIES and GREAT EAGLE HOLDINGS, U.K. listed bank STANDARD CHARTERED PLC and BANK OF AMERICA in the U.S. In the consumer discretionary sector, the Fund benefited from holdings such as HONG KONG AND SHANGHAI HOTELS, U.S. auto parts retailer AUTOZONE and Spanish retailer INDITEX. We subsequently sold both AutoZone and Inditex on valuation grounds.

Stock selection in the industrials sector was unfavorable, mainly due to holdings of U.S. railroads such as UNION PACIFIC and NORFOLK SOUTHERN, which suffered as their volumes declined at unprecedented rates. However, we have been impressed by the way the companies have been managed in such a poor operating environment and believe they are

--------------------------------------------------------------------------------
8  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


very well placed to enjoy substantially high levels of profitability when volumes recover.

CHANGES TO THE FUND'S PORTFOLIO
Our largest sector overweight position continues to be in the information technology sector, where we find a number of good businesses with excellent free cash flow characteristics, strong balance sheets and above average growth characteristics, yet trading at very attractive valuations. Many of these businesses are large blue-chip names such as IBM, Oracle and Accenture where we believe technological specific risk is low.

Geographically, we have increased the portfolio's allocation to emerging markets -- mainly Latin America where we have found better opportunities to invest in strongly managed businesses at attractive valuations than in other emerging markets such as the Far East. However, despite our somewhat dampened view on economies, the Fund has larger positions in the U.S. and U.K., compared to the MSCI Index. This is because our bottom-up stock analysis is finding many attractive companies in these countries at attractive valuations, including many international businesses that appear well placed to benefit from strong growth in emerging markets.

Over the course of the year, we increased the Fund's short exposure. The beginning of the period was not a favorable time to try to add value through shorting; volatility was high, shorting bans were in effect and hedge funds were under pressure to unwind their short positions. Therefore, the Fund's short position was initially quite small. As markets stabilized, we increased it and, as of fiscal year end, the Fund's short position was 19% and its long position was 116%.

OUTLOOK
Clearly, the economic environment is in better shape at the end of the fiscal year than it was at the beginning and we expect recovery to continue -- unemployment should peak in the coming year, consumer and business confidence should improve and emerging market economic growth should be robust. In addition, significant cost-cutting by many corporations should have a strong positive impact on profit growth next year.


--------------------------------------------------------------------------------
                THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

However, high government and consumer debt in many large developed economies will likely have a longer term dampening impact on global economic growth. Nevertheless, equity valuations are currently reasonable and we believe we are finding plenty of attractive investment prospects that have the potential to deliver attractive long term returns for shareholders.



(PHOTO - ANDREW HOLLIMAN)              (PHOTO - JEREMY POGER)

Andrew Holliman, CFA(R)                Jeremy Podger
Portfolio Manager                      Deputy Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
10  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Threadneedle Global Extended Alpha Fund Class A shares (from 8/1/08 to 10/31/09) as compared to the performance of the Morgan Stanley Capital International (MSCI) All Country World Index. In comparing the Fund's Class A shares to this index, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Oct. 31, 2009
                                                                SINCE
                                                              INCEPTION
                                                     1 YEAR     8/1/08
THREADNEEDLE GLOBAL EXTENDED ALPHA FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $11,908     $8,318
-----------------------------------------------------------------------
     Average annual total return                    +19.08%    -13.71%
-----------------------------------------------------------------------
MSCI ALL COUNTRY WORLD INDEX(1)
     Cumulative value of $10,000                    $12,342     $8,576
-----------------------------------------------------------------------
     Average annual total return                    +23.42%    -11.58%
-----------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
12  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THREADNEEDLE GLOBAL EXTENDED ALPHA FUND LINE GRAPH)


                          THREADNEEDLE GLOBAL
                             EXTENDED ALPHA
                               FUND CLASS             MSCI ALL
                              A (INCLUDES          COUNTRY WORLD
                             SALES CHARGE)            INDEX(1)
                          -------------------      -------------
8/1/08                         $9,425                 $10,000
10/08                           6,583                   6,949
1/09                            6,070                   6,162
4/09                            6,508                   6,740
7/09                            7,724                   8,034
10/09                           8,318                   8,576




(1) The Morgan Stanley Capital International (MSCI) All Country World Index, an unmanaged index of equity securities, is designed to measure equity market performance in the global developed and emerging markets. The index reflects reinvestment of all distributions and changes in market prices. The Fund's performance will be measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Direct expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 MAY 1, 2009   OCT. 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,278.10        $ 8.85         1.55%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.30        $ 7.84         1.55%
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,273.30        $13.16         2.31%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,013.49        $11.66         2.31%
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,273.10        $13.11         2.30%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,013.54        $11.61         2.30%
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,280.30        $ 6.97(c)      1.22%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.95        $ 6.17(c)      1.22%
------------------------------------------------------------------------------------------

Class R2
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,275.20        $11.52(c)      2.02%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,014.94        $10.20(c)      2.02%
------------------------------------------------------------------------------------------

Class R3
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,276.80        $10.10(c)      1.77%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.19        $ 8.95(c)      1.77%
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,278.60        $ 8.68(c)      1.52%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.45        $ 7.69(c)      1.52%

------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 MAY 1, 2009   OCT. 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class R5
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,279.80        $ 7.26(c)      1.27%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.70        $ 6.43(c)      1.27%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2009: +27.81% for Class A, +27.33% for Class B, +27.31% for Class C, +28.03% for Class I, +27.52% for Class R2, +27.68% for Class R3, +27.86% for Class R4 and +27.98%
    for Class R5.
(c) RiverSource Investments, LLC (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2010, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.21% for Class I, 2.01% for Class R2, 1.76% for Class R3, 1.51% for Class R4 and 1.26% for Class R5. Any amounts waived will not be reimbursed by the Fund. This change was effective Nov. 1, 2009. Had this change been in place for the entire six month period ended Oct. 31, 2009, the actual expenses paid would have been $6.92 for Class I, $11.46 for Class R2, $10.05 for Class R3, $8.63 for Class R4 and $7.20 for Class R5; the hypothetical expenses paid would have been $6.12 for Class I, $10.15 for Class R2, $8.90 for Class R3, $7.64 for Class R4 and $6.38 for Class R5.


--------------------------------------------------------------------------------
16  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

OCT. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (95.9%)(c)
ISSUER                                                 SHARES                VALUE(a)
BELGIUM (1.0%)
Fortis                                                 18,000(b)              $77,816
-------------------------------------------------------------------------------------

BERMUDA (1.1%)
PartnerRe                                               1,075                  82,216
-------------------------------------------------------------------------------------

BRAZIL (2.4%)
Companhia Brasileira de Meios de Pagamento              6,080                  55,982
Natura Cosmeticos                                       4,400                  79,128
Redecard                                                3,300                  48,474
                                                                      ---------------
Total                                                                         183,584
-------------------------------------------------------------------------------------

CANADA (0.9%)
Nexen                                                   3,000                  64,410
-------------------------------------------------------------------------------------

FRANCE (3.7%)
Euler Hermes                                              800                  63,503
France Telecom                                          4,185                 103,689
Renault                                                 2,400(b)              107,391
                                                                      ---------------
Total                                                                         274,583
-------------------------------------------------------------------------------------

GERMANY (2.5%)
Linde                                                   1,090                 113,301
Siemens                                                   817(d)               73,558
                                                                      ---------------
Total                                                                         186,859
-------------------------------------------------------------------------------------

HONG KONG (2.8%)
Great Eagle Holdings                                   16,359(d)               43,154
Hongkong & Shanghai Hotels                             55,000                  78,292
KWG Property Holding                                   65,000                  46,628
Sun Hung Kai Properties                                 3,000                  45,452
                                                                      ---------------
Total                                                                         213,526
-------------------------------------------------------------------------------------

INDIA (1.2%)
State Bank of India GDR                                   960                  87,681
-------------------------------------------------------------------------------------

INDONESIA (0.9%)
Bank Rakyat Indonesia                                  95,000                  68,987
-------------------------------------------------------------------------------------

IRELAND (2.0%)
Accenture Cl A                                          3,946                 146,318
-------------------------------------------------------------------------------------

JAPAN (1.7%)
Asahi Breweries                                         3,900                  68,951
Osaka Securities Exchange                                  12                  57,589
                                                                      ---------------
Total                                                                         126,540
-------------------------------------------------------------------------------------

LUXEMBOURG (0.7%)
Millicom Intl Cellular                                    810(b)               50,755
-------------------------------------------------------------------------------------

MEXICO (2.1%)
America Movil ADR Series L                              3,525                 155,558
-------------------------------------------------------------------------------------

NETHERLANDS (1.4%)
Fugro                                                   1,880                 104,703
-------------------------------------------------------------------------------------

SINGAPORE (0.7%)
DBS Group Holdings                                      6,000                  54,957
-------------------------------------------------------------------------------------

SOUTH KOREA (2.8%)
NHN                                                       850(b)              125,425
Samsung Electronics                                       140                  84,282
                                                                      ---------------
Total                                                                         209,707
-------------------------------------------------------------------------------------

SPAIN (2.0%)
Banco Santander                                         9,098                 146,392
-------------------------------------------------------------------------------------

SWITZERLAND (7.8%)
Mettler Toledo Intl                                     1,600(b)              156,000
Nestle                                                  3,250                 151,130
Noble                                                   1,100                  44,814
Novartis                                                1,610                  83,840
Roche Holding                                             500                  80,081
Syngenta                                                  283                  67,009
                                                                      ---------------
Total                                                                         582,874
-------------------------------------------------------------------------------------

TAIWAN (1.0%)
Hon Hai Precision Industry                             20,000                  78,339
-------------------------------------------------------------------------------------

TURKEY (0.8%)
Turkiye Garanti Bankasi                                17,000                  61,747
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
UNITED KINGDOM (11.1%)
Aggreko                                                 5,000                 $62,140
Autonomy                                                3,850(b)               84,640
BG Group                                                9,000                 154,904
Chemring Group                                          2,000                  86,599
Tesco                                                   9,600                  64,004
Tullow Oil                                              8,000                 154,960
Vodafone Group                                         71,200                 156,896
Weir Group                                              5,800                  66,462
                                                                      ---------------
Total                                                                         830,605
-------------------------------------------------------------------------------------

UNITED STATES (45.3%)
Altria Group                                            4,500                  81,495
American Tower Cl A                                     3,300(b)              121,506
Bank of America                                        10,800                 157,465
CF Inds Holdings                                          650                  54,113
Cisco Systems                                           4,500(b)              102,825
Citigroup                                              15,827                  64,732
Cliffs Natural Resources                                2,850                 101,375
Coca-Cola                                               1,750                  93,292
Colgate-Palmolive                                       1,230                  96,715
CommScope                                               4,300(b)              116,186
Dell                                                    5,255(b)               76,145
DIRECTV Group                                           4,200(b)              110,460
ENSCO Intl                                              2,050                  93,869
Goldman Sachs Group                                       700                 119,119
Hartford Financial Services Group                       5,045                 123,703
Humana                                                  2,400(b)               90,192
IBM                                                     2,050                 247,250
Jones Lang LaSalle                                      2,201                 103,117
Laboratory Corp of America Holdings                     2,610(b)              179,803
Lowe's Companies                                        3,000                  58,710
Merck & Co                                              3,300                 102,069
Oracle                                                  7,000                 147,700
Republic Services                                       4,700                 121,777
SL Green Realty                                         1,852                  71,784
Thermo Fisher Scientific                                2,990(b)              134,550
Travelers Companies                                     3,530                 175,758
Ultra Petroleum                                           850(b)               41,268
Union Pacific                                           2,000                 110,280
Walgreen                                                3,700                 139,971
WESCO Intl                                              2,500(b)               63,900
Western Union                                           4,900                  89,033
                                                                      ---------------
Total                                                                       3,390,162
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $6,342,444)                                                         $7,178,319
-------------------------------------------------------------------------------------



OTHER (--%)(c)
ISSUER                                                 SHARES                VALUE(a)
SPAIN
Banco Santander
 Rights                                                    82(b)                  $14
-------------------------------------------------------------------------------------
TOTAL OTHER
(Cost: $--)                                                                       $14
-------------------------------------------------------------------------------------



MONEY MARKET FUND (3.9%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.25%               291,310(e)             $291,310
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $291,310)                                                             $291,310
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (1.6%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                      123,174                $123,174
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $123,174)                                                             $123,174
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $6,756,928)(f)                                                      $7,592,817
=====================================================================================





See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY


The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at Oct. 31, 2009:


                                         PERCENTAGE OF
INDUSTRY                                   NET ASSETS          VALUE
-----------------------------------------------------------------------
Aerospace & Defense                           1.2%              $86,599
Automobiles                                   1.4               107,391
Beverages                                     2.2               162,243
Capital Markets                               1.6               119,119
Chemicals                                     3.1               234,423
Commercial Banks                              5.6               419,778
Commercial Services & Supplies                2.5               183,917
Communications Equipment                      2.9               219,011
Computers & Peripherals                       4.3               323,395
Diversified Financial Services                3.7               279,786
Diversified Telecommunication Services        1.4               103,689
Electronic Equipment, Instruments &                              78,339
  Components                                  1.0
Energy Equipment & Services                   3.3               243,386
Floating Rate Notes                           3.9               291,310
Food & Staples Retailing                      2.7               203,975
Food Products                                 2.0               151,130
Health Care Providers & Services              3.6               269,995
Hotels, Restaurants & Leisure                 1.0                78,292
Household Products                            1.3                96,715
Industrial Conglomerates                      1.0                73,558
Insurance                                     6.9               522,996
Internet Software & Services                  1.7               125,425
IT Services                                   4.5               339,807
Life Sciences Tools & Services                3.9               290,550
Machinery                                     0.9                66,462
Media                                         1.5               110,460
Metals & Mining                               1.4               101,375
Oil, Gas & Consumable Fuels                   5.6               415,542
Personal Products                             1.1                79,128
Pharmaceuticals                               3.6               265,990
Real Estate Investment Trusts (REITs)         1.0                71,784
Real Estate Management & Development          3.2               238,351
Road & Rail                                   1.5               110,280
Semiconductors & Semiconductor                                   84,282
  Equipment                                   1.1
Software                                      3.1               232,340
Specialty Retail                              0.8                58,710
Tobacco                                       1.1                81,495
Trading Companies & Distributors              0.9                63,900
Wireless Telecommunication Services           6.4               484,715
Other(1)                                      1.6               123,174
-----------------------------------------------------------------------
Total                                                        $7,592,817
-----------------------------------------------------------------------


(1) Cash & Cash Equivalents.



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

INVESTMENTS IN DERIVATIVES

PORTFOLIO SWAP(1) OUTSTANDING AT OCT. 31, 2009



                                                       NEXT      NET UNREALIZED
COUNTERPARTY              DESCRIPTION               RESET DATE    APPRECIATION
-------------------------------------------------------------------------------
UBS           The Fund receives (pays) the total   Nov. 9, 2009          $3,972
              return on a custom basket of long
              (short) equity positions and pays
              (receives) a floating rate based on
              the 1-day LIBOR which is
              denominated in various foreign
              currencies based on the local
              currencies of the securities
              underlying the custom basket.
-------------------------------------------------------------------------------
Total                                                                    $3,972
-------------------------------------------------------------------------------



SUMMARY OF PORTFOLIO SWAP EXPOSURE BY INDUSTRY


The following table represents the exposure of the custom basket of equity securities underlying the portfolio swap by industry classifications as a percentage of net assets at Oct. 31, 2009:


                                                               VALUE
                             PERCENTAGE OF   ----------------------------------------
                               NET ASSETS        LONG          SHORT           NET
-------------------------------------------------------------------------------------
Air Freight & Logistics          (0.6)%              $--       $(48,330)    $(48,330)
Automobiles                      (0.7)                --        (51,779)     (51,779)
Capital Markets                  (1.3)                --        (97,460)     (97,460)
Chemicals                        (1.9)                --       (143,190)    (143,190)
Commercial Banks                   0.5           110,383        (69,660)       40,723
Computers & Peripherals            3.7           273,325              --      273,325
Construction & Engineering       (1.6)                --       (116,600)    (116,600)
Diversified Financial                            217,041              --      217,041
  Services                         2.9
Electronic Equipment,                                 --        (74,760)     (74,760)
  Instruments & Components       (1.0)
Health Care Equipment &                           80,730        (65,253)       15,477
  Supplies                         0.2
Health Care Providers &                           95,094              --       95,094
  Services                         1.3
Hotels, Restaurants &                                 --       (133,560)    (133,560)
  Leisure                        (1.8)
Machinery                          1.3           228,705       (129,692)       99,013
Oil, Gas & Consumable                             73,428       (118,583)     (45,155)
  Fuels                          (0.6)
Real Estate Investment                                --        (59,620)     (59,620)
  Trusts (REITs)                 (0.8)
Road & Rail                        1.9           203,241        (60,120)      143,121
Semiconductor &                                       --       (128,037)    (128,037)
  Semiconductor Equipment        (1.7)
Textiles, Apparel & Luxury                            --        (83,431)     (83,431)
  Goods                          (1.1)
Water Utilities                  (1.3)                --        (97,335)     (97,335)
Other(2)                           2.7           200,662         (1,227)      199,435
-------------------------------------------------------------------------------------
Total                              0.1%       $1,482,609    $(1,478,637)       $3,972
-------------------------------------------------------------------------------------


(1) See Note 3 to the financial statements.

(2) Cash equivalents



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Oct. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(e) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2009.

(f) At Oct. 31, 2009, the cost of securities for federal income tax purposes was $6,865,777 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                          $809,869
     Unrealized depreciation                           (82,829)
     ---------------------------------------------------------
     Net unrealized appreciation                      $727,040
     ---------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
22  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Oct. 31, 2009:

                                                FAIR VALUE AT OCT. 31, 2009
                               -------------------------------------------------------------
                                    LEVEL 1          LEVEL 2
                                 QUOTED PRICES        OTHER          LEVEL 3
                                   IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                  MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                    IDENTICAL ASSETS       INPUTS         INPUTS          TOTAL
--------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)                $4,090,232        $3,088,087(b)      $--        $7,178,319
  Other(a)                                --                14(b)       --                14
--------------------------------------------------------------------------------------------
Total Equity Securities            4,090,232         3,088,101          --         7,178,333
--------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(c)                          291,310                --          --           291,310
  Investments of Cash
    Collateral Received for
    Securities on Loan               123,174                --          --           123,174
--------------------------------------------------------------------------------------------
Total Other                          414,484                --          --           414,484
--------------------------------------------------------------------------------------------
Investments in Securities          4,504,716         3,088,101          --         7,592,817
Other Financial
  Instruments(d)                          --             3,972          --             3,972
--------------------------------------------------------------------------------------------
Total                             $4,504,716        $3,092,073         $--        $7,596,789
--------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.
(b) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. Therefore, these investment securities were classified as Level 2 instead of Level 1.
(c) Money market fund that is a sweep investment for cash balances in the Fund at Oct. 31, 2009.
(d) Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.





--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
24  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCT. 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $6,342,444)               $ 7,178,333
  Affiliated money market fund (identified cost $291,310)              291,310
  Investments of cash collateral received for securities on loan
    (identified cost $123,174)                                         123,174
------------------------------------------------------------------------------
Total investments in securities (identified cost $6,756,928)         7,592,817
Foreign currency holdings (identified cost $24,869)                     25,019
Capital shares receivable                                               37,679
Dividends and accrued interest receivable                                5,433
Reclaims receivable                                                      3,491
Unrealized appreciation on swap contracts                                3,972
------------------------------------------------------------------------------
Total assets                                                         7,668,411
------------------------------------------------------------------------------
LIABILITIES
Payable upon return of securities loaned                               123,174
Accrued investment management services fees                                220
Accrued distribution fees                                                   29
Accrued transfer agency fees                                                10
Accrued administrative services fees                                        17
Accrued plan administration services fees                                    1
Other accrued expenses                                                  61,490
------------------------------------------------------------------------------
Total liabilities                                                      184,941
------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 7,483,470
------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $     4,233
Additional paid-in capital                                           7,953,157
Undistributed net investment income                                    202,524
Accumulated net realized gain (loss)                                (1,516,792)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                           840,348
------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 7,483,470
------------------------------------------------------------------------------
*Including securities on loan, at value                            $   112,583
------------------------------------------------------------------------------




--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT  25

STATEMENT OF ASSETS AND LIABILITIES (continued) -------------------------------- OCT. 31, 2009

NET ASSET VALUE PER SHARE
                            NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $2,647,582              150,018                      $17.65(1)
Class B                     $  258,403               14,788                      $17.47
Class C                     $  125,035                7,154                      $17.48
Class I                     $4,366,888              246,500                      $17.72
Class R2                    $    8,780                  500                      $17.56
Class R3                    $    8,808                  500                      $17.62
Class R4                    $   59,122                3,345                      $17.67
Class R5                    $    8,852                  500                      $17.70
---------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $18.73. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED OCT. 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $  136,767
Interest                                                                1,034
Income distributions from affiliated money market fund                    513
Income from securities lending -- net                                   1,655
  Less foreign taxes withheld                                          (7,840)
-----------------------------------------------------------------------------
Total income                                                          132,129
-----------------------------------------------------------------------------
Expenses:
Investment management services fees                                    64,424
Distribution fees
  Class A                                                               5,199
  Class B                                                               2,820
  Class C                                                               1,035
  Class R2                                                                 36
  Class R3                                                                 18
Transfer agency fees
  Class A                                                               2,757
  Class B                                                                 399
  Class C                                                                 142
  Class R2                                                                  4
  Class R3                                                                  4
  Class R4                                                                 14
  Class R5                                                                  4
Administrative services fees                                            4,908
Plan administration services fees
  Class R2                                                                 18
  Class R3                                                                 18
  Class R4                                                                 72
Compensation of board members                                             188
Custodian fees                                                         14,823
Printing and postage                                                   29,490
Registration fees                                                      46,770
Professional fees                                                      43,745
Other                                                                   4,971
-----------------------------------------------------------------------------
Total expenses                                                        221,859
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                       (135,753)
-----------------------------------------------------------------------------
Total net expenses                                                     86,106
-----------------------------------------------------------------------------
Investment income (loss) -- net                                        46,023

-----------------------------------------------------------------------------


--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT  27

STATEMENT OF OPERATIONS (continued) --------------------------------------------
YEAR ENDED OCT. 31, 2009

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                            $ (791,815)
  Foreign currency transactions                                         4,294
  Swap transactions                                                   (52,176)
-----------------------------------------------------------------------------
Net realized gain (loss) on investments                              (839,697)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                        2,246,014
-----------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               1,406,317
-----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $1,452,340
-----------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


                                                                                  FOR THE PERIOD FROM
                                                                      YEAR ENDED     AUG. 1, 2008* TO
                                                                   OCT. 31, 2009        OCT. 31, 2008
OPERATIONS
Investment income (loss) -- net                                      $    46,023          $     5,911
Net realized gain (loss) on investments                                 (839,697)            (971,237)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                   2,246,014           (1,410,405)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations        1,452,340           (2,375,731)
-----------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                       1,183,549            3,082,069
  Class B shares                                                         152,947              482,927
  Class C shares                                                          65,424              117,476
  Class R4 shares                                                         31,011               22,000
Conversions from Class B to Class A
  Class A shares                                                          49,083                   --
  Class B shares                                                         (49,083)                  --
Payments for redemptions
  Class A shares                                                      (1,216,964)            (157,519)
  Class B shares                                                        (155,807)            (141,999)
  Class C shares                                                         (56,896)                  --
  Class R4 shares                                                         (1,985)                  --
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions          1,279            3,404,954
-----------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                1,453,619            1,029,223
Net assets at beginning of period                                      6,029,851            5,000,628**
-----------------------------------------------------------------------------------------------------
Net assets at end of period                                          $ 7,483,470          $ 6,029,851
-----------------------------------------------------------------------------------------------------
Undistributed net investment income                                  $   202,524          $   204,383
-----------------------------------------------------------------------------------------------------



 *  When shares became publicly available.
** Initial capital of $5,000,000 was contributed on July 24, 2008. The Fund had an increase in net assets resulting from operations of $628 during the period from July 24, 2008 to Aug. 1, 2008 (when shares became publicly available).

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT  29

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                   YEAR ENDED OCT. 31,
CLASS A                                            -------------------
PER SHARE DATA                                      2009       2008(a)
Net asset value, beginning of period               $13.97       $20.00
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .09          .00(b)
Net gains (losses) (both realized and
 unrealized)                                         3.59        (6.03)
----------------------------------------------------------------------
Total from investment operations                     3.68        (6.03)
----------------------------------------------------------------------
Net asset value, end of period                     $17.65       $13.97
----------------------------------------------------------------------
TOTAL RETURN                                       26.34%      (30.15%)
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               3.78%        5.55%(d)
----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.55%        1.55%(d)
----------------------------------------------------------------------
Net investment income (loss)                         .59%        (.07%)(d)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $3           $2
----------------------------------------------------------------------
Portfolio turnover rate                              133%          36%
----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
30  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                   YEAR ENDED OCT. 31,
CLASS B                                            -------------------
PER SHARE DATA                                      2009       2008(a)
Net asset value, beginning of period               $13.94       $20.00
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.01)        (.02)
Net gains (losses) (both realized and
 unrealized)                                         3.54        (6.04)
----------------------------------------------------------------------
Total from investment operations                     3.53        (6.06)
----------------------------------------------------------------------
Net asset value, end of period                     $17.47       $13.94
----------------------------------------------------------------------
TOTAL RETURN                                       25.32%      (30.30%)
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               4.52%        6.33%(d)
----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            2.31%        2.31%(d)
----------------------------------------------------------------------
Net investment income (loss)                        (.05%)       (.55%)(d)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--
----------------------------------------------------------------------
Portfolio turnover rate                              133%          36%
----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                   YEAR ENDED OCT. 31,
CLASS C                                            -------------------
PER SHARE DATA                                      2009       2008(a)
Net asset value, beginning of period               $13.94       $20.00
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.02)        (.03)
Net gains (losses) (both realized and
 unrealized)                                         3.56        (6.03)
----------------------------------------------------------------------
Total from investment operations                     3.54        (6.06)
----------------------------------------------------------------------
Net asset value, end of period                     $17.48       $13.94
----------------------------------------------------------------------
TOTAL RETURN                                       25.39%      (30.30%)
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               4.58%        6.22%(d)
----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            2.30%        2.30%(d)
----------------------------------------------------------------------
Net investment income (loss)                        (.12%)       (.79%)(d)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--
----------------------------------------------------------------------
Portfolio turnover rate                              133%          36%
----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
32  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                   YEAR ENDED OCT. 31,
CLASS I                                            -------------------
PER SHARE DATA                                      2009       2008(a)
Net asset value, beginning of period               $13.98       $20.00
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .14          .03
Net gains (losses) (both realized and
 unrealized)                                         3.60        (6.05)
----------------------------------------------------------------------
Total from investment operations                     3.74        (6.02)
----------------------------------------------------------------------
Net asset value, end of period                     $17.72       $13.98
----------------------------------------------------------------------
TOTAL RETURN                                       26.75%      (30.10%)
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               3.42%        4.94%(d)
----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.22%        1.21%(d)
----------------------------------------------------------------------
Net investment income (loss)                         .94%         .63%(d)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $4           $3
----------------------------------------------------------------------
Portfolio turnover rate                              133%          36%
----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                   YEAR ENDED OCT. 31,
CLASS R2                                           -------------------
PER SHARE DATA                                      2009       2008(a)
Net asset value, beginning of period               $13.96       $20.00
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .03          .00(b)
Net gains (losses) (both realized and
 unrealized)                                         3.57        (6.04)
----------------------------------------------------------------------
Total from investment operations                     3.60        (6.04)
----------------------------------------------------------------------
Net asset value, end of period                     $17.56       $13.96
----------------------------------------------------------------------
TOTAL RETURN                                       25.79%      (30.20%)
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               4.22%        5.74%(d)
----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.96%        1.81%(d)
----------------------------------------------------------------------
Net investment income (loss)                         .19%         .03%(d)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--
----------------------------------------------------------------------
Portfolio turnover rate                              133%          36%
----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
34  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                   YEAR ENDED OCT. 31,
CLASS R3                                           -------------------
PER SHARE DATA                                      2009       2008(a)
Net asset value, beginning of period               $13.97       $20.00
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .06          .01
Net gains (losses) (both realized and
 unrealized)                                         3.59        (6.04)
----------------------------------------------------------------------
Total from investment operations                     3.65        (6.03)
----------------------------------------------------------------------
Net asset value, end of period                     $17.62       $13.97
----------------------------------------------------------------------
TOTAL RETURN                                       26.13%      (30.15%)
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               3.97%        5.49%(d)
----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.71%        1.56%(d)
----------------------------------------------------------------------
Net investment income (loss)                         .44%         .28%(d)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--
----------------------------------------------------------------------
Portfolio turnover rate                              133%          36%
----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT  35

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                   YEAR ENDED OCT. 31,
CLASS R4                                           -------------------
PER SHARE DATA                                      2009       2008(a)
Net asset value, beginning of period               $13.98       $20.00
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .08          .01
Net gains (losses) (both realized and
 unrealized)                                         3.61        (6.03)
----------------------------------------------------------------------
Total from investment operations                     3.69        (6.02)
----------------------------------------------------------------------
Net asset value, end of period                     $17.67       $13.98
----------------------------------------------------------------------
TOTAL RETURN                                       26.40%      (30.10%)
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               3.92%        5.38%(d)
----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.47%        1.36%(d)
----------------------------------------------------------------------
Net investment income (loss)                         .52%         .30%(d)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--
----------------------------------------------------------------------
Portfolio turnover rate                              133%          36%
----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
36  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                   YEAR ENDED OCT. 31,
CLASS R5                                           -------------------
PER SHARE DATA                                      2009       2008(a)
Net asset value, beginning of period               $13.98       $20.00
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .13          .02
Net gains (losses) (both realized and
 unrealized)                                         3.59        (6.04)
----------------------------------------------------------------------
Total from investment operations                     3.72        (6.02)
----------------------------------------------------------------------
Net asset value, end of period                     $17.70       $13.98
----------------------------------------------------------------------
TOTAL RETURN                                       26.61%      (30.10%)
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               3.47%        4.99%(d)
----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.27%        1.26%(d)
----------------------------------------------------------------------
Net investment income (loss)                         .88%         .58%(d)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--
----------------------------------------------------------------------
Portfolio turnover rate                              133%          36%
----------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS
(a) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
(b) Rounds to zero.
(c) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(d) Annualized.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Threadneedle Global Extended Alpha Fund (the Fund) is a series of RiverSource Global Series, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. RiverSource Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Fund's Board of Directors (the Board). The Fund invests primarily in equity securities, including at least 40% of its net assets in companies located in (non-U.S.) developed and emerging markets. The Fund holds both long and short positions. Both long and short positions may be obtained through buying or selling individual securities or creating similar long or short exposure through the use of derivative instruments. On July 24, 2008, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager), a subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $5,000,000 in the Fund (500 shares for Class A, 500 shares for Class B, 500 shares for Class C, 246,500 shares for Class I, 500 shares for Class R2, 500 shares for Class R3, 500 shares for Class R4 and 500 shares for Class R5), which represented the initial capital for each class at $20 per share. Shares of the Fund were first offered to the public on Aug. 1, 2008.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4 and Class R5 shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors.

At Oct. 31, 2009, the Investment Manager owned 100% of Class I, Class R2, Class R3 and Class R5 shares and owned approximately 59% of the total outstanding Fund shares.


--------------------------------------------------------------------------------
38  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have a material effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other

--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. Swap transactions are valued through an authorized pricing service, broker, or an internal model.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2009, foreign currency holdings consisted of multiple denominations, primarily Taiwan dollar.


--------------------------------------------------------------------------------
40  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


SECURITIES SOLD SHORT
The Fund may enter into short sales of securities that it concurrently holds or for which it holds no corresponding position. Short selling is the practice of selling securities which have been borrowed from a third party in anticipation of a decline in the market price of that security. Securities which have been sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The Fund is required to return securities borrowed for the short sale at the lender's demand. A realized gain, limited to the price at which the Fund sold the security short, or a realized loss, unlimited in size, will be recorded upon the termination of a short sale. Short sales are collateralized with segregated securities or cash held at the custodian as noted in the Portfolio of Investments. The collateral required is determined daily based on the market value of the securities sold short. At Oct. 31, 2009, the Fund had no outstanding securities sold short.

The Fund is liable to pay the counterparty for any dividends accrued on a security it has borrowed and sold short and to pay interest for any net financing costs incurred during the time the short position is held by the Fund. Such dividends (recognized on ex-date) and interest are recorded as an expense and shown in the Statement of Operations. During the year ended Oct. 31, 2009, the Fund had no dividend or interest expense related to securities sold short in the Statement of Operations.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.


--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount, if any, reflected in the

--------------------------------------------------------------------------------
42  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



Statement of Assets and Liabilities. At Oct. 31, 2009, the Fund had no outstanding forward foreign currency contracts.

PORTFOLIO SWAP TRANSACTIONS
The Fund has entered into a portfolio swap transaction. A portfolio swap allows the Fund to obtain exposure to a custom basket of securities and foreign markets (both long and short exposures) without owning or taking physical custody of such securities. Under the terms of the contract, payments made by the Fund or the counterparty are based on the total return of the reference assets within the basket in return for a specified interest rate. The contract allows the Investment Manager of the Fund to alter the composition of the custom basket by trading in and out of the notional reference security positions at its discretion.

The notional amounts of the swap transactions are not recorded in the financial statements. The portfolio swap is valued daily, and the change in value is recorded as unrealized appreciation (depreciation). The swap resets monthly at which time the Fund settles in cash with the counterparty. Payments received (or made) by the Fund are recorded as realized gains (losses). See the Portfolio Swap Outstanding table following the Portfolio of Investments for additional information.

Portfolio swap transactions may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Portfolio swaps are subject to the risk associated with the investment in the reference securities within the basket. The risk in the case of short portfolio swap transactions is unlimited based on the potential for unlimited increases in the market value of the reference securities in the basket. This risk may be offset if the Fund holds any of the reference securities. The risk in the case of long portfolio swap transactions is limited to the current notional amount of the portfolio swap. Portfolio swaps are also subject to the risk of the counterparty not fulfilling its obligations under the contract. The counterparty risk may be offset by any collateral held by the Fund related to the swap transactions.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of

--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT OCT. 31, 2009


                            ASSET DERIVATIVES                 LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
Equity contracts     Unrealized                       Unrealized
                     appreciation on                  depreciation on
                     swap transactions      $3,972    swap transactions        N/A
-------------------------------------------------------------------------------------------
Total                                       $3,972                            $ --
-------------------------------------------------------------------------------------------


EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCT. 31, 2009


        AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
----------------------------------------------------------------------------------
                                FORWARD FOREIGN CURRENCY
RISK EXPOSURE CATEGORY                  CONTRACTS           SWAPS     TOTAL
----------------------------------------------------------------------------------
Equity contracts                         $    --          $(52,176) $(52,176)
----------------------------------------------------------------------------------
Foreign exchange contracts                (5,496)                   $ (5,496)
----------------------------------------------------------------------------------
Total                                    $(5,496)         $(52,176) $(57,672)
----------------------------------------------------------------------------------




  CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN
                                      INCOME
---------------------------------------------------------------------------------
                               FORWARD FOREIGN CURRENCY
RISK EXPOSURE CATEGORY                 CONTRACTS           SWAPS     TOTAL
---------------------------------------------------------------------------------
Equity contracts                        $   --           $205,925  $205,925
---------------------------------------------------------------------------------
Foreign exchange contracts               3,052                     $  3,052
---------------------------------------------------------------------------------
Total                                   $3,052           $205,925  $208,977
---------------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY CONTRACTS
At Oct. 31, 2009, the Fund had no outstanding forward foreign currency contracts. The monthly average gross notional amount for these contracts was $100,000 for the year ended Oct. 31, 2009.

PORTFOLIO SWAP CONTRACT
At Oct. 31, 2009, the value of long and short securities underlying the portfolio swap contract were $1,482,609 and 1,478,637 respectively. The monthly average value of long and short securities underlying the portfolio swap contract were $879,000 and $884,000, respectively for the year ended Oct. 31, 2009.


--------------------------------------------------------------------------------
44  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 1.05% to 0.99% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 36-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the MSCI All Country World Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.50% per year. If the performance difference is less than 1.00%, the adjustment will be zero. The first adjustment will be made on Aug. 1, 2010 and cover the 24-month period beginning Aug. 1, 2008. The management fee for the year ended Oct. 31, 2009 was 1.05% of the Fund's average daily net assets.

SUBADVISORY AGREEMENT
The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the Fund. The Investment Manager contracts with and compensates Threadneedle to manage the investment of the Fund's assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee for the year ended Oct. 31, 2009 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Oct. 31, 2009, other expenses paid to this company were $14.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts

--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $24,000 and $1,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.


--------------------------------------------------------------------------------
46  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $7,875 for Class A, $698 for Class B and $101 for Class C for the year ended Oct. 31, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Oct. 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), were as follows:

Class A..............................................  1.55%
Class B..............................................  2.31
Class C..............................................  2.30
Class I..............................................  1.22
Class R2.............................................  1.96
Class R3.............................................  1.71
Class R4.............................................  1.47
Class R5.............................................  1.27


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A.............................................  $1,090
Class B.............................................     148
Class C.............................................      59


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R2.............................................  $ 4
Class R3.............................................    4
Class R4.............................................   15


The management fees and other Fund level expenses waived/reimbursed were $134,433.

Under an agreement which was effective until Oct. 31, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before

--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


giving effect to any performance incentive adjustment, would not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.55%
Class B..............................................  2.31
Class C..............................................  2.30
Class I..............................................  1.22
Class R2.............................................  2.02
Class R3.............................................  1.77
Class R4.............................................  1.52
Class R5.............................................  1.27


Effective Nov. 1, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Dec. 31, 2010, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.55%
Class B..............................................  2.31
Class C..............................................  2.30
Class I..............................................  1.21
Class R2.............................................  2.01
Class R3.............................................  1.76
Class R4.............................................  1.51
Class R5.............................................  1.26


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $8,228,291 and $7,922,254, respectively, for the year ended Oct. 31, 2009. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:



--------------------------------------------------------------------------------
48  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


YEAR ENDED OCT. 31,                              2009    2008*
---------------------------------------------------------------
Class A
Sold                                            77,358  166,961
Converted from Class B**                         2,995       --
Redeemed                                       (88,344)  (9,452)
---------------------------------------------------------------
Net increase (decrease)                         (7,991) 157,509
---------------------------------------------------------------

Class B
Sold                                            10,919   26,996
Converted to Class A**                          (3,019)      --
Redeemed                                       (10,228) (10,380)
---------------------------------------------------------------
Net increase (decrease)                         (2,328)  16,616
---------------------------------------------------------------

Class C
Sold                                             4,412    6,224
Redeemed                                        (3,982)      --
---------------------------------------------------------------
Net increase (decrease)                            430    6,224
---------------------------------------------------------------

Class R4
Sold                                             1,836    1,163
Redeemed                                          (154)      --
---------------------------------------------------------------
Net increase (decrease)                          1,682    1,163
---------------------------------------------------------------


* For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.

** Automatic conversion of Class B shares to Class A shares based on the original purchase date.

7. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Oct. 31, 2009, securities valued at $112,583 were on loan, secured by cash collateral of $123,174 invested in short-term securities or in cash equivalents.


--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $1,655 earned from securities lending from Dec. 1, 2008 through Oct. 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Prior to Dec. 1, 2008, the Investment Manager served as securities lending agent for the Fund under the Securities Lending Agency Agreement. For the period from Nov. 1, 2008 through Nov. 30, 2008, the Fund had no securities on loan.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $3,937,961 and $3,646,651, respectively, for the year ended Oct. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Oct. 31, 2009, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the

--------------------------------------------------------------------------------
50  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (A) 1.25% per annum plus (B) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2009.

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $47,882 and accumulated net realized loss has been decreased by $47,882.

The tax character of distributions paid for the years indicated is as follows:

For the periods ended Oct. 31, 2009 and 2008, there were no distributions.


--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

At Oct. 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income....................  $   206,636
Undistributed accumulated long-term gain.........  $        --
Accumulated realized loss........................  $(1,407,944)
Unrealized appreciation (depreciation)...........  $   727,388


For federal income tax purposes, the Fund had a capital loss carry-over of $1,407,944 at Oct. 31, 2009, that if not offset by capital gains will expire as follows:


  2016        2017
$577,229    $830,715


It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

11. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

SHORT SELLING RISK
The Fund may make short sales, which involves selling a security the Fund does not own in anticipation that the security's price will decline. The Fund's potential losses could exceed those of other mutual funds which hold only long security positions if the value of the securities held long decreases and the value of the securities sold short increases. The Fund's use of short sales in effect "leverages" the Fund, as the Fund intends to use the cash proceeds from the short sales to invest in additional long securities. Leveraging potentially exposes the Fund to greater risks due to unanticipated market movements, which may magnify losses and increase volatility of returns. There is no assurance that a leveraging strategy will be successful.


--------------------------------------------------------------------------------
52  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


12. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Dec. 21, 2009, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

13. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the

--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading

--------------------------------------------------------------------------------
54  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT  55

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THREADNEEDLE GLOBAL EXTENDED ALPHA FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Threadneedle Global Extended Alpha Fund (the
Fund) (one of the portfolios constituting the RiverSource Global Series, Inc.) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from August 1, 2008 (when shares became publicly available) to October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
56  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Threadneedle Global Extended Alpha Fund of the RiverSource Global Series, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from August 1, 2008 (when shares became publicly available) to October 31, 2008, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 21, 2009


--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT  57

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

Fiscal year ended Oct. 31, 2009

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
58  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT  59

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
60  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds (for RiverSource and Threadneedle funds) or seligman.com (for Seligman funds).

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 44                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT  61

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Ameriprise Certificate Company and RiverSource Service
New York, NY 10010                               Corporation since 2009; Chief Compliance Officer for
Age 58                                           each of the Seligman funds since 2004; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
62  THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT

PROXY VOTING  ------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
               THREADNEEDLE GLOBAL EXTENDED ALPHA FUND -- 2009 ANNUAL REPORT  63

THREADNEEDLE GLOBAL EXTENDED ALPHA FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                           This report must be accompanied or preceded by the Fund's
                           current prospectus. RiverSource Investments employs
                           Threadneedle as a subadviser. Threadneedle(R) mutual funds are distributed by RiverSource Fund Distributors, Inc.,
                           Member FINRA, and managed by RiverSource Investments, LLC.
                           RiverSource and Threadneedle are part of Ameriprise
                           Financial, Inc.
(THREADNEEDLE LOGO)        (C)2009 RiverSource Investments, LLC.                             S-6527 AH (12/09)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource Global Series, Inc. were as follows:

                         2009 - $224,347 2008 - $248,260

(b) Audit-Related Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for additional audit-related services rendered for RiverSource Global Series, Inc. were as follows:

                           2009 - $3,708 2008 - $6,000

(c) Tax Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for tax compliance related services rendered for RiverSource Global Series, Inc. were as follows:

                          2009 - $43,761 2008 - $68,090

(d) All Other Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for additional professional services rendered for RiverSource Global Series, Inc. were as follows:

                               2009 - $0 2008 - $0

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2009 and 2008 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                         2009 - $869,955 2008 - $680,790

(h) 100% of the services performed in item (g) above during 2009 and 2008 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6.  Investments.

(a) The complete schedule of investments is included in Item 1 of this Form
N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RiverSource Global Series, Inc.


By /s/ Patrick T. Bannigan
   -----------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date January 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   -----------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date January 4, 2010


By /s/ Jeffrey P. Fox
   -----------------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial Officer

Date January 4, 2010